Exhibit 10.1

AMENDED AND RESTATED MASTER TRUST AGREEMENT1

This Amended and Restated Master Trust Agreement (“Agreement”) is made by and between MoneyGram Payment Systems, Inc., a Delaware corporation with a place of business at 2828 N. Harwood, Dallas, TX 75201 and Wal-Mart Stores, Inc., with a place of business at 702 SW 8th Street, Bentonville, AR 72716 (collectively, from time to time, referred to as the “Parties” and individually as a “Party”). The terms of that certain Master Trust Agreement entered into between MoneyGram Payment Systems, Inc. and Wal-Mart Stores, Inc. effective April 1, 2013, as amended, (the “2013 Agreement”) and the Amended and Restated Co-Branded Website Agreement between MoneyGram Payment Systems, Inc. and Wal-Mart.com USA, LLC effective August 30, 2011, as amended (“Co-Branded Website Agreement”), shall remain in full force and effect until February 1, 2016 (the “Effective Date”) at which time the 2013 Agreement and the Co-Branded Website Agreement will terminate in its entirety and shall be replaced and superseded in all respects by this Agreement.

1.	Parties; Appointment and Acceptance; No Sub-Agents; Agent Locations.

(a)	As used herein, “Walmart” means Wal-Mart Stores, Inc. and each of the following Affiliates of Wal-Mart Stores, Inc. but only with respect to Agent Locations owned or operated by such Affiliate or the Co-Branded Website (with respect to Wal-Mart.com USA, LLC): Wal-Mart Stores East, LP; Wal-Mart Louisiana, LLC, Wal-Mart Stores Texas, LLC, Wal-Mart Stores Arkansas, LLC, Wal-Mart Puerto Rico, Inc., and Wal-Mart.com USA, LLC. “Walmart” does not include Sam’s Club and “Agent Locations” will not include Sam’s Club warehouse locations or Samsclub.com. “Agreement” means this Amended and Restated Master Trust Agreement and any related attachment, exhibit, addendum or amendment. “Affiliate” means any business controlling, controlled by or under common control with a Party. “MoneyGram” means MoneyGram Payment Systems, Inc.

(b)	MoneyGram hereby appoints Walmart as its limited agent and authorized delegate for the sole purpose of offering and selling the Services, all in accordance with Applicable Law (as defined in Section 3(a)(ii)), this Agreement (including any applicable attachments, collectively, the “Attachments”) and the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and MoneyGram’s Anti-Corruption Policy identified in Section 3, as such policies may be updated or amended in writing from time to time; provided, however, MoneyGram will provide Walmart with reasonable written notice of any updates or amendments to the policies at least thirty (30) days prior to the proposed effective date of such updates or amendments and consult with Walmart regarding their implementation. As used herein, “Services” shall mean the specific products and services described on the applicable Attachment describing such specific products or services and executed by both MoneyGram and Walmart as such may be amended from time to time. Walmart hereby accepts such appointment. Walmart will not authorize or appoint sub-agents or sub-delegates to provide the Services.

[1]	The appearance of [*] denotes confidential information that has been omitted from this Exhibit 10.1 and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(c)	Subject to the terms and conditions of this Agreement, Walmart shall offer and sell the Services at its retail locations in the United States, including Puerto Rico, unless otherwise agreed by MoneyGram in writing, unless prevented to do so at a retail location due to a Force Majeure Event as defined in Section 24(k) herein or unless Walmart suspends or terminates the Services pursuant to Section 9(b) of this Agreement. Each such retail location shall be identified on Attachment D — Authorized Agent Locations (the “Agent Locations”) (with such Agent Location representing Walmart’s retail locations in the United States and Puerto Rico that sell merchandise to the general public) as updated from time to time by the Parties. Walmart shall provide notification to MoneyGram to the extent that there are any changes to the Agent Locations (such as through store closures or openings). Walmart agrees to provide the Services during the business hours of the particular Agent Locations and shall specifically sell the Services at such Agent Location’s Money Service Centers, Customer Service Desks and Walmart Devices (as defined in Attachment I – Service Level Agreement), as applicable; provided, however, that Walmart will determine in its sole discretion the location within its stores or Money Service Centers, Customer Service Desks and Walmart Devices from which it will offer the Services. Upon request by MoneyGram, Walmart agrees to notify MoneyGram of the business hours for each Agent Location.

(d)	In the event a Party utilizes the services of a third party service provider in connection with this Agreement or the offer and sale of the Services, such Party shall remain fully responsible for all applicable obligations set forth in this Agreement as well as any acts or omissions of such third party utilized by the Party.

2.	Relationship. “Trust Funds” are proceeds from the sale of Services including, but not limited to, face amounts of Money Orders and principal amounts originated from Money Transfer Services or Bill Payment Services (in each case and if applicable, and as defined in the applicable Attachment relating to such) and shall not include any commissions, fees, compensation or other amounts. Walmart agrees to hold Trust Funds in trust for MoneyGram. If Trust Funds become commingled with Walmart’s other funds, the total commingled funds are impressed with a trust and shall belong and are payable to MoneyGram to the extent of amounts due MoneyGram from Walmart. During the Term, Walmart shall maintain one or more designated bank accounts to hold the Trust Funds (the “Walmart Account”). Walmart will provide at least sixty (60) days’ notice to MoneyGram before changing the Walmart Account and will not change the Walmart Account until similar arrangements have been made for another Walmart Account.

3.	Legal Compliance.

(a)	General.

(i) Walmart acknowledges and understands that by offering the Services as a limited agent for MoneyGram, it is subject to the supervision, examination, and regulation of any applicable Regulatory Body (as defined hereafter) including those with oversight for money transmission and money services businesses. Walmart represents and warrants that it is in compliance with, and agrees that it will during the Term maintain a compliance program reasonably designed to comply with, Applicable Law, including the state-specific provisions in Attachment E — Multi-State Regulatory Addendum (as updated by MoneyGram from time to time as required by Applicable Law; provided that Walmart has reasonable advance written notice for compliance for such updates in accordance with Section 1(b)). Walmart will conduct its money transmission activities strictly in accordance with any applicable compliance guidelines issued pursuant to Applicable Law. Walmart will display

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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at each Agent Location any signs, decals, and other display and disclosure materials provided to Walmart by MoneyGram that are required to be posted pursuant to any Applicable Law relating to Walmart’s offering of the Services. Walmart understands that if Walmart exceeds the authority granted under this Agreement, this Agreement is subject to termination, and Walmart may be subject to further disciplinary actions by the relevant Regulatory Body (as defined below). Walmart acknowledges that it has an independent and ongoing obligation to maintain its compliance program reasonably designed to comply with all Applicable Laws and that it shall only offer the Services in accordance with such program and in accordance with the MoneyGram instructions, policies and procedures in Attachment F — MoneyGram Compliance Policies (“MoneyGram Compliance Policies”) as such may be updated in writing from time to time by MoneyGram; provided Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b). Walmart also acknowledges that this obligation is in no way reduced, altered, assigned or transferred by any assistance that may be provided by MoneyGram. In the event of any examination, investigation or review of Walmart or any Agent Location by any Regulatory Body (as defined below) regarding the Services, Walmart shall fully cooperate in accordance with Applicable Law with such Regulatory Body in such examination, investigation or review and, to the extent appropriate, MoneyGram will cooperate with Walmart and provide such support, assistance and documentation as reasonably requested by Walmart. To the extent permitted by Applicable Law, MoneyGram will use commercially reasonable efforts to provide Walmart with advance written notice (which may be provided by email to Walmart’s compliance and/or regulatory personnel) if MoneyGram has actual knowledge of any planned review, visit, or examination of any Agent Location by any Regulatory Body in connection with such Regulatory Body’s review, investigation or examination of MoneyGram.

(ii) As used in this Agreement, “Applicable Law” means (i) any U.S. federal, state, local or other law or statute (which includes the state specific provisions attached as Attachment E); (ii) any rule or regulation issued by a Regulatory Body, including the Financial Crimes Enforcement Network and the Office of Foreign Assets Control of the United States Treasury Department; (iii) any judicial, governmental, or administrative order, judgment, decree or ruling; and (iv) the Network Rules (as defined hereafter), in each case as applicable to either Party, its Affiliates or the subject matter or transactions contemplated by this Agreement; “Regulatory Body” means any governmental authority asserting jurisdiction over a Party or its Affiliates, including those with oversight for money transmission and money services businesses; and “Network Rules” means the by-laws, operating rules, regulations and guidelines and technical standards promulgated from time to time by any organization that operates computer hardware and software and telecommunications links to enable the interchange, under a common service mark, of electronic fund transfers (including, without limitation, Visa, MasterCard, or NACHA) among the participants in the organization, including the credit card association’s Payment Card Industry Data Security Standards.

(b)

Anti-Money Laundering Compliance. Upon the Effective Date, Walmart certifies and represents to MoneyGram that it is in compliance with, and covenants that it will, during the Term (as defined hereafter), maintain its compliance with all relevant requirements of Applicable Law relating to anti-money laundering (the “AML Requirements”) and the MoneyGram Compliance Policies. The AML Requirements specifically include the Bank Secrecy Act (the “BSA”), as amended by the USA Patriot Act and their respective requirements including, but not limited to, the filing of currency transaction reports (“CTR”), record-keeping and suspicious activity reporting (“SAR-MSB”), measures to identify potentially suspicious activity, including the establishment of a program to monitor and investigate activity that may be consistent with money laundering or other

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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financial crime, registration as a money services business with the U.S. Treasury Department (but only if Walmart is offering products or services, other than the Services, that require such registration), adoption of a written compliance program, designation of an anti-money laundering (“AML”) compliance officer, implementation of effective AML training for all appropriate personnel and periodic independent reviews of its AML compliance program. Walmart shall complete and, if applicable, file any forms or reports, including without limitation, CTRs or SAR-MSBs (collectively, the “Compliance Reports”) when required by Applicable Law. Walmart agrees to retain and secure all Compliance Reports, in a manner consistent with Applicable Law, for a period of at least five (5) years, or longer as may be required by Applicable Law (the “Retention Period”). Upon termination of this Agreement for any reason, Walmart agrees to preserve any completed Compliance Reports for the required Retention Period, at which point the Compliance Reports shall be properly destroyed in a manner consistent with Applicable Law. At any time during the Term or during the Retention Period, MoneyGram, in its sole discretion, may request Walmart to provide completed Compliance Reports (other than Walmart completed SAR-MSBs or any other Compliance Reports which are not able to be provided pursuant to Applicable Law) to MoneyGram. In addition, to the extent a Party observes activities occurring at the Agent Locations that may be in violation of the AML Requirements (such as patterns and trends in relation to SAR filings), such Party shall share such information (but not the actual SAR-MSB filings) with the other Party upon reasonable request.

(c)	Consumer Fraud and Abuse Prevention. Walmart understands that MoneyGram is committed to preventing the use by anyone of MoneyGram’s products and services, including the Services, for fraudulent, abusive or illegal purposes. Walmart acknowledges that MoneyGram has developed, and will continue to develop, various policies, procedures and requirements designed to limit, prevent and deter such fraudulent or abusive transactions and to assist individuals who have been victimized by such fraudulent activity as set forth in Attachment G — MoneyGram Fraud Policies (“MoneyGram Fraud Policies”) and as updated from time to time by MoneyGram, provided Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b). Walmart agrees to comply with the MoneyGram Fraud Policies and that at no time may Walmart use the Services for the purpose of committing fraud upon consumers or against MoneyGram including, but not limited to, the deception of individuals through telemarketing or through some other similar plan, program or campaign conducted to induce the purchase of goods or services by use of the telephone or the internet. Walmart further agrees not to knowingly provide any substantial assistance or support to any individual or entities that Walmart knows or reasonably suspects engages in such acts or acts in a manner that may violate the MoneyGram Fraud Policies. As part of the MoneyGram Fraud Policies, Walmart acknowledges that MoneyGram will monitor (i) all transactions conducted by Walmart or conducted at a specific Agent Location; and (ii) feedback or other information received by consumers with regard to transactions that occurred with Walmart or at an Agent Location. Walmart agrees that at any time that it offers the Services it will maintain effective policies, procedures and requirements of its own that are also designed to detect and prevent consumer fraud or abusive transactions.

(d)

Cooperation and Support. Each Party agrees to cooperate reasonably with the other Party and provide reasonable support to the other Party in relation to such Party’s performance of the Services in accordance with Applicable Law. Such cooperation and support shall

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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include, but not be limited to, cooperation with investigation of potential suspicious activity, assistance in complying with record-keeping and/or reporting obligations under the AML Requirements, and assistance in obtaining other relevant information and records about the Services offered at the Agent Locations, including information that one Party may not have access to as a result of offering the Services. Each Party acknowledges that, due to the nature of the suspicious activity or the transactions, the other Party may not be able to provide to a Party detailed information relating to such activity or transactions, but will do so when the Party determines it is appropriate under the circumstances to provide such information and providing the information is not prohibited by Applicable Law. Additional actions requested by MoneyGram for Walmart may include following instructions described in the MoneyGram Compliance Policies, the MoneyGram Fraud Policies, the MoneyGram user guides, fraud and money laundering prevention guides, fraud alert memos, correspondence, and various other communications, each as may be updated from time to time, provided Walmart has reasonable advance written notice of such updates in accordance with Section 1(b).

(e)	Remedial Measures. Solely for the purposes of this Section 3(e), MoneyGram shall have sole discretion to determine whether Walmart has breached or violated any of the MoneyGram Compliance Policies, the MoneyGram Fraud Policies the Anti-Corruption Policy (as further described in sub-paragraph (f), or if it suspects any fraudulent, illicit or illegal activity of Walmart or a specific Agent Location. In the event MoneyGram suspects such a breach or violation, or suspects that fraudulent, illicit or illegal activity has been conducted or facilitated by Walmart or has taken place at an Agent Location, Walmart acknowledges that MoneyGram may take one or more of the following actions: (i) imposition of Remedial Measures (as hereinafter defined) identified by MoneyGram or (ii) suspension of Services until MoneyGram determines remedial controls have been implemented by Walmart. During any period of suspension, and to the extent reasonable based on the reason for such suspension, the Parties agree to work together toward resolving the issues that led to the suspension or imposition of Remedial Measures and removing, terminating or revoking any suspension or Remedial Measures. Unless prohibited by Applicable Law, MoneyGram will provide Walmart information surrounding the nature of and details concerning any suspected breach or violation or suspected fraudulent, illicit or illegal activity of Walmart or a specific Agent Location. As used herein, “Remedial Measures” include, but are not limited to (1) lowering the threshold at which Walmart or a specific Agent Location will obtain, verify and record customer identification; (2) imposing volume or transactional limits or restrictions to Services that Walmart or the Agent Location may conduct; and (3) requiring MoneyGram review and approval of Services above a certain amount before transactions may be executed by Walmart. This Section 3(e) does not apply to, and MoneyGram’s authority to impose Remedial Measures shall not extend to, Walmart’s implementation of Information Policies or Walmart’s other privacy or information security measures and implementation.

(f)

Anti-Corruption Warranties. Walmart makes the following representations and warranties to MoneyGram with the understanding that MoneyGram is relying on them in the entering of this Agreement, with such representations and warranties being limited in scope only for those activities in which Walmart is acting as MoneyGram’s agent and authorized delegate pursuant to this Agreement: (i) Walmart will not make any payment, or transfer anything of value, directly or indirectly (1) to any governmental official or employee (including employees of a governmental corporation or public international

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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organization) or to any political party, party official or candidate for public office (the foregoing, collectively, “Government Official”) or (2) to any other person or entity, in either case if such payment or transfer would violate the laws of the country in which made or the laws of the United States; (ii) no Government Official has any legal or beneficial interest, direct or indirect, in any payment to be made by MoneyGram under this Agreement, provided, however, Walmart represents to MoneyGram that the shares or issued bonds or other debt instruments of Walmart and certain Walmart Affiliates are or may be publicly held and that ownership of shares, equity interests, or bonds or other debt instruments issued by Walmart does not constitute a legal or beneficial interest in any payment to be made by MoneyGram under this Agreement; (iii) Walmart has reviewed and agrees to abide by the MoneyGram’s Anti-Corruption Policy attached hereto as Attachment H — MoneyGram Anti-Corruption Policies (“MoneyGram Anti-Corruption Policy”) and as updated from time to time by MoneyGram, provided that Walmart has reasonable advance written notice for compliance with such updates in accordance with Section 1(b); (iv) Walmart has adopted an anti-corruption policy which at a minimum, prohibits the direct or indirect offer, authorization, or payment of money or anything of value to improperly influence a Government Official, (v) Walmart agrees that if subsequent developments cause the representations and warranties made herein to no longer be accurate or complete, Walmart will immediately so advise MoneyGram; and (vi) Walmart agrees that the agreement is subject to immediate termination in the event that Walmart breaches the representations identified in this paragraph (f).

(g)	Compliance Review.

(i) Upon at least fourteen (14) days prior written notice, Walmart authorizes MoneyGram to visit Walmart facilities, interview Walmart personnel, and inspect and review Walmart’s records, in each case, related to its offering of the Services, including Walmart’s compliance, training, customer and transactional records relating to the Services, to determine Walmart’s compliance with Applicable Law (including the AML Requirements), the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and MoneyGram’s Anti-Corruption Policy (such visit, inspection and review being a “MoneyGram Compliance Review”). Notwithstanding the foregoing, any MoneyGram Compliance Review that pertains to information privacy and security matters, including Walmart’s Compliance with Information Policies or privacy or information security legal requirements, may only be conducted upon thirty (30) days’ prior written notice and will be limited to relevant Agent Locations. MoneyGram Compliance Reviews shall not include any records or other information with regard to which Walmart owes another party a duty of confidentiality, that are subject to attorney-client privilege, or which Applicable Law would prohibit Walmart from disclosing. Any such MoneyGram Compliance Review being conducted pursuant to this Section 3(g)(i) shall be conducted during Walmart’s normal business hours and shall not disrupt Walmart’s operations. Unless required more frequently pursuant to Applicable Law, such MoneyGram Compliance Review shall not occur more than once per calendar year. Any such review will be subject to the confidentiality provisions of Section 7.

(ii) Upon at least fourteen (14) days prior written notice, MoneyGram also authorizes Walmart to visit MoneyGram facilities, interview MoneyGram personnel, and inspect and review MoneyGram’s records, in each case, relating to Walmart’s offering of the Services at the Agent Locations including compliance, training, and transactional records relating to the Services sold at the Agent Locations (such visit, inspection and review being a “Walmart Compliance Review”). Notwithstanding the foregoing, any Walmart Compliance Reviews that pertain to information

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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privacy and security matters, including MoneyGram’s compliance with MG Policies or privacy or information security legal requirements, may only be conducted on prior written notice. Walmart Compliance Reviews shall not include any records or other information with regard to which MoneyGram owes another party a duty of confidentiality, that are subject to attorney-client privilege, or which Applicable Law would prohibit MoneyGram from disclosing. Any such Walmart Compliance Review being conducted pursuant to this Section 3(g)(ii) shall be conducted during MoneyGram’s normal business hours and shall not disrupt MoneyGram’s operations. Unless required more frequently pursuant to Applicable Law, such Walmart Compliance Review shall not occur more than once per calendar year. Any such review will be subject to the confidentiality provisions of Section 7.

(iii) To the extent any customer of Walmart who is also purchasing or involved in the purchase or use of the Services is the subject of a criminal investigation involving money laundering, terrorism, fraud or other financial crime, Walmart shall use commercially reasonable efforts to notify MoneyGram within three (3) days of Walmart’s Compliance Department becoming aware of such investigation, so long as such notification is permitted under Applicable Law, unless such incident is deemed critical under Walmart’s internal policies and procedures, in which case Walmart shall provide notice of such events within a shorter time frame dictated by the circumstances. When permitted by Applicable Law, Walmart agrees to notify MoneyGram promptly and in writing, no later than thirty (30) days after receipt of any final adverse state or federal examination report or findings, and provide a copy of the report or findings. Any such reports, findings or exams provided hereunder shall be subject to the confidentiality provisions of Section 7. Walmart acknowledges that it is required to conduct an independent review of its AML compliance program to determine its effectiveness. Walmart agrees to provide MoneyGram with a copy of this review (including any responses to the report or reports indicating remedial steps Walmart is required to take to correct or enhance its compliance program) upon reasonable request by MoneyGram. Any such review undertaken by Walmart and any report of such review is subject to the confidentiality provisions of Section 7. Notwithstanding any provision of this Section 3(g), MoneyGram’s authority to receive notice of adverse state or federal examination reports or receive copies of Walmart’s independent reviews of its compliance shall not extend to any matters pertaining to Information Policies or privacy or information security implementation or compliance.

(h)	MoneyGram’s Compliance with Law.

(i) MoneyGram represents, warrants and covenants to Walmart that it will comply with Applicable Law with respect to the Services provided by MoneyGram and sold or offered by Walmart pursuant to this Agreement and any Attachment relating to specific products and services and executed by the Parties.

(ii) To the extent applicable based on the applicable Service, such compliance with Applicable Law shall include compliance with unclaimed or abandoned property or escheatment requirements related to the particular Service offered under Applicable Law. MoneyGram shall report and remit to each jurisdiction as required by Applicable Law based on the particular Service all unclaimed or abandoned property held, due or owing by MoneyGram and MoneyGram shall be treated, for unclaimed property purposes, as the “holder” of any unclaimed property created in connection with the applicable Services offered.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(iii) In accordance with the Applicable Laws issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”), MoneyGram shall perform OFAC monitoring, holding and case resolution with respect to the Services provided by MoneyGram and sold or offered by Walmart pursuant to this Agreement and any Attachment, and shall notify Walmart in due course following completion by MoneyGram of the activities set forth in its policies, procedures and requirements for OFAC monitoring, holding and case resolution if such activities result in identifying any customers or beneficiaries as true, positive matches with individuals appearing on OFAC watch lists.

(i)	Overriding Principles. Notwithstanding any other provision of this Agreement:

(i) In no event shall either Party or any of its Affiliates be required to take any action, or omit to take any action, that would cause it to violate Applicable Law or cause it to limit its ability to control the occurrence of any fraudulent transactions;

(ii) In no event shall either Party be required to take any action, or omit to take any action, that would cause it to violate the terms of any Business License. As used herein, a “Business License” with respect to MoneyGram, means the terms and conditions of any regulatory approval, charter or license to engage in the money transmission, money order or bill payment businesses or other services held by MoneyGram or any of its Affiliates and with respect to Walmart means the terms and conditions of any regulatory approval, charter or license held by Walmart to engage in its business activities; and

(iii) Each Party will take all reasonable measures to prevent the Services from being used to facilitate money laundering, terrorism, fraud or any other financial crime.

4.	Training. Walmart shall ensure that it and its employees, representatives, contractors, and the Walmart Affiliates involved in the performance of this Agreement are knowledgeable and have been appropriately trained in the Services, compliance with Applicable Law (including the AML Requirements), and the prevention of money laundering, terrorist financing, fraud or any other financial crime. Walmart shall have written policies to carry this forth and shall properly train its employees, representatives, contractors, and Walmart Affiliates in all these respects and in the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and the MoneyGram Anti-Corruption Policy. MoneyGram shall use commercially reasonable efforts to work with Walmart in providing all necessary training to Walmart, its employees, representatives, contractors, and the Walmart Affiliates involved in the performance of this Agreement, including with respect to the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and the MoneyGram Anti-Corruption Policy. Training of all appropriate personnel shall be conducted at least once a year unless MoneyGram reasonably requests any additional risk-based or supplemental training during the Term. Training by MoneyGram shall be consistent with the past practices between the Parties including telephonic, computer-assisted and/or in-person training methods to Walmart’s employees. The Parties shall coordinate with each other and collaborate with regard to the timing, method and manner of any training. There shall be no charge to Walmart associated with such training.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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5.	Duty of Care; Liability.

(a)	Walmart will safeguard the Trust Funds and all Supplies (as hereinafter defined) and with respect to such, will exercise the duty of care which a reasonably prudent trustee would undertake with respect to safeguarding and caring for its own cash. Walmart will report to MoneyGram by telephone and confirm in writing by fax, email or other means promptly upon discovery of any lost, stolen, misappropriated, seized or forfeited Trust Funds or Supplies (including money orders and/or DeltaGrams) and shall provide MoneyGram with all other information relating to the event (including serial numbers for blank instruments).

(b)	Walmart is liable to pay to MoneyGram all Trust Funds in all circumstances. Until “good funds” (as that term may be defined under Applicable Law or as otherwise commercially understood) are received by MoneyGram, Walmart is liable for any lost, missing or stolen Trust Funds whether or not Walmart is negligent or at fault and regardless of how the Trust Funds became lost, missing, or stolen.

6.	Supplies. Depending on the Services to be offered by Walmart, MoneyGram, in consultation with Walmart, will provide Walmart appropriate automation equipment, including a transaction terminal (the “Equipment”), certain proprietary software (the “MoneyGram Software”), certain forms, and/or blank instruments (collectively, the Equipment, the MoneyGram Software, forms and blank instruments, may be referred to as the “Supplies”) for use at the Agent Locations. MoneyGram will deliver the Supplies via commercially reasonable methods and as agreed to by the Parties. Supplies remain the property of MoneyGram and will be returned promptly upon termination of this Agreement (but not later than ten (10) business days after any such termination) or upon written request of MoneyGram. Walmart shall be responsible for ordering additional Supplies as needed from MoneyGram. Unless otherwise agreed to by the Parties in writing due to the nature of the particular Supplies, MoneyGram shall provide the Supplies to Walmart at no cost or expense.

(a)	MoneyGram Software. If provided, MoneyGram hereby grants Walmart a royalty-free non-exclusive license to use the MoneyGram Software for providing the Services. Walmart shall not copy or decompile the MoneyGram Software. All aspects of the MoneyGram Software, including without limitation, programs, methods of processing, modifications and improvements shall remain the sole and exclusive property of MoneyGram and shall not be sold, revealed, disclosed or otherwise communicated, directly or indirectly, by Walmart to any third parties. Walmart shall install and utilize new versions of MoneyGram Software as provided and instructed by MoneyGram. At no time during the Term shall Walmart be using a version of the MoneyGram Software that is more than one version behind MoneyGram’s latest version of the applicable MoneyGram Software as such versions are provided to Walmart by MoneyGram. The license granted under this Section shall terminate simultaneously with the termination of this Agreement for any reason. MoneyGram hereby represents and warrants to Walmart that it either owns or has the right to license (or sublicense) any MoneyGram Software provided to Walmart pursuant to this Agreement, and that to the best of MoneyGram’s knowledge, the MoneyGram Software does not infringe upon the patent, copyright, trademark, trade dress, service marks or any other intellectual property rights of any third person or entity.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(b)	Walmart Software

(i) Walmart agrees to develop, configure and test, certain software (the “Walmart Software”) to facilitate Walmart’s performance of the Services through MoneyGram’s money transfer system and network (including but not limited to the computer system generally referred to as the “MoneyGram Retail Transaction Server”) (collectively the money transfer system and network, including the MoneyGram Retail Transaction Server, is referred to as the “MG Money Transfer System”), based on specifications provided by MoneyGram (the “MG Specifications”). MoneyGram will provide consultation to Walmart in connection with Walmart’s development, configuration and testing of the Walmart Software. MoneyGram will continue to be the sole owner of the MG Specifications and of any MoneyGram technologies used by Walmart to develop, configure or test the Walmart Software. Walmart shall not use the Walmart Software in production until MoneyGram has (a) approved the Walmart Software for use in connection with the performance of money transfers through the MG Money Transfer System, using such MoneyGram testing procedures as MoneyGram may establish in its sole discretion from time to time, and (b) has issued a written certification to Walmart stating that the testing has been completed and that the Walmart Software is performing in an acceptable manner. MoneyGram agrees to perform the actions set forth in subsections (a) and (b) above in a timely manner. The above approval and certification by MoneyGram does not constitute a warranty or representation of any kind on the part of MoneyGram, and notwithstanding any such approval or certification MoneyGram shall have no responsibility or liability for the Walmart Software or its performance, including any responsibility or liability for any claims that the Walmart Software infringes any patent or intellectual property right of a third party. With regard to connectivity, Walmart shall ensure that the network connection and hardware at Agent Locations used to connect to MoneyGram comply with such specifications as MoneyGram may establish from time to time, provided that MoneyGram provides Walmart with at least thirty days’ advance written notice of such specifications or any changes thereto. In addition, Walmart shall permit MoneyGram to review and certify that Walmart’s network connection and hardware comply with such specifications, provided that such review and certification will take place at a date and time mutually agreed upon by the Parties and shall not relieve Walmart of its obligation to comply with such specifications.

(ii) MoneyGram may, from time to time, require that Walmart make changes to the Walmart Software for purposes of Walmart’s use of the MG Money Transfer System to the extent required to comply with Applicable Law in connection with the Services. MoneyGram will give Walmart at least sixty (60) days written advance notice of any change(s), including providing Walmart with a detailed specification describing the change(s) and the reasons for such requested changes, including the Applicable Law necessitating the change. Walmart agrees, at its own expense, to make change(s) to the Walmart Software and to assist MoneyGram in testing and certification of the change(s) in accordance with the approval, testing and certification requirements set forth in Section 6(b)(i). MoneyGram agrees to continue to support the one (1) level preceding the current release.

(iii) If MoneyGram requests Walmart to make changes to the Walmart Software that are not required to comply with Applicable Law, MoneyGram will provide Walmart with written notice of such changes, including a detailed specification describing the change(s) and the reason(s) for such requested change. The Parties will reasonably cooperate in assessing the feasibility and costs of implementing such proposed modifications, upgrades, enhancements or other changes. If the Parties agree in writing to implement the modifications, upgrades, enhancements or other changes proposed by MoneyGram, Walmart shall be entitled to use,

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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subject to MoneyGram’s prior consent, the IGD Allowance (as defined in Section N(ii) of Attachment C) for the reasonable costs and expenses in designing and implementing the modification, upgrade, enhancement or other change requested by MoneyGram. Any Dispute relating to the changes requested by MoneyGram will be subject to the dispute resolution provisions of Section 24(c) of this Agreement. MoneyGram agrees to continue to support the one (1) level preceding the current release.

(iv) If Walmart initiates a reasonable change to the Walmart Software after MoneyGram has tested and certified the Walmart Software pursuant to Section 6(b)(i) above, MoneyGram will provide consultation to Walmart in connection with such changes with no additional fee to Walmart. Unless otherwise agreed in writing by MoneyGram, following completion of the changes, the modified Walmart Software shall be subject to the MoneyGram approval, testing and certification requirements set forth in Section 6(b)(i), at no cost to Walmart; provided that MoneyGram shall use commercially reasonable efforts to complete the testing, approval and certification process within ninety (90) days; and provided further that the foregoing shall in no way impair Walmart’s ability to use such non-modified Walmart Software in production at its sole discretion. For the avoidance of doubt, unless MoneyGram has agreed otherwise in writing, Walmart will not use the modified Walmart Software in production prior to the successful completion of the MoneyGram testing and approval process, and the issuing by MoneyGram of a certification that the modified Walmart Software performs in an acceptable manner, as provided in Section 6(b)(i).

(v) In the case that change is required in the MoneyGram Money Transfer System to comply with Applicable Law, MoneyGram may be required, at MoneyGram’s own expense, to make changes immediately upon Walmart’s reasonable request.

(vi) Upon mutual agreement of the Parties, Walmart may use all or any portion of the IDG Allowance (as defined in Section N(iii) of Attachment C – Money Transfer Attachment) to fund costs or expenses relating to the design, development or testing of the Walmart Software.

(c)	Interface. During the Term, Walmart will maintain a fully functional cashier interface with MoneyGram’s systems (the “Interface”). Such Interface shall be accomplished using the specifications described in MoneyGram’s previously delivered AgentConnect Software Development Kit.

(d)	Equipment. Walmart is responsible for any loss or damage to Equipment except for ordinary wear and tear. Walmart may not disassemble the Equipment. Walmart will immediately notify MoneyGram if Equipment is not working and MoneyGram will perform all maintenance at MoneyGram’s cost and expense. In the event repair is necessary for the Equipment, MoneyGram will pay costs to ship its Equipment to and from its service center. If Walmart fails to return Equipment within 90 days of notification of non-use or any termination of any applicable portion of this Agreement, Walmart shall pay the replacement cost of such Equipment. Upon MoneyGram’s request for Walmart to upgrade its Equipment, Walmart shall return any existing Equipment and will upgrade its Equipment according to MoneyGram’s policies and procedures and at MoneyGram’s costs and expense.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 11 – Confidential.

(e)	Forms.

(i) Services Other Than Branded Money Transfer Services. In consultation with Walmart and subject to Walmart’s approval, MoneyGram agrees to author, create and supply to Walmart forms necessary for Walmart to conduct the Services other than the Branded Money Transfer Services (as defined in Attachment C – Money Transfer Attachment) such as money orders (Attachment A) and bill payment services (Attachment B) at the Agent Locations (the “MoneyGram Forms”). The MoneyGram Form agreed upon by the Parties as of the Effective Date is attached to this Agreement as Attachment C-1. The Parties agree that the MoneyGram Form may be used to conduct only Services other than Branded Money Transfer Services. Walmart shall be responsible for ordering or otherwise obtaining all such MoneyGram Forms from MoneyGram as needed. MoneyGram hereby represents and warrants to Walmart that all such MoneyGram Forms that MoneyGram provides to Walmart shall comply with Applicable Law. Walmart agrees not to alter, amend or supplement the content of the MoneyGram Forms without MoneyGram’s consultation and agreement. Notwithstanding the foregoing, Walmart may submit to MoneyGram alternative forms that it has authored and created for use with regard to the Services other than the Branded Money Transfer Services and to the extent MoneyGram agrees that such forms are used to offer such Services, such forms shall not be included in the above definition of MoneyGram Forms. Walmart agrees to retain and keep safe and confidential all MoneyGram Forms used in connection with the Services other than the Branded Money Transfer Services for a period of no less than five (5) years, or longer as required by any Applicable Law or regulation. Walmart agrees to return or destroy all un-used MoneyGram Forms used in connection with the Services other than the Branded Money Transfer Services and prepared by MoneyGram within ten (10) business days of the termination of this Agreement or applicable Attachment for any reason. At any time during the Term, upon MoneyGram’s request and within fifteen (15) business days (unless a shorter time is required pursuant to Applicable Law or pursuant to a request of a Regulatory Body), Walmart shall provide MoneyGram completed forms, or copies thereof, related to the Services provided pursuant to this Agreement, other than Branded Money Transfer Services.

(ii)	Branded Money Transfer Services.

a.

MoneyGram and Walmart agree to work together to author the forms necessary for Walmart to conduct the Branded Money Transfer Services at the Agent Locations (the “Money Transfer Forms”). The Money Transfer Form agreed upon by the Parties as of the Effective Date is attached to this Agreement as Attachment C-1, and the Parties agree that the Money Transfer Form may be used to conduct Branded Money Transfer Services and other money transfer services unrelated to MoneyGram. Notwithstanding the foregoing, MoneyGram may alter the content and format of any Money Transfer Form upon prior written notice to Walmart of not less than sixty days identifying in reasonable detail the regulatory or compliance reasons for altering the content or form of the Money Transfer Form; provided, however, that if the Money Transfer Form is used to provide other money transfer services not provided through MoneyGram, any alteration of the form or content of the Money Transfer Form proposed by MoneyGram will not be effective unless and until Walmart and the provider of the other money transfer services has agreed to the alterations proposed by MoneyGram except in cases where the alteration by MoneyGram is to comply with a legal or

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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regulatory requirement. In any such case where the alteration is required to comply with legal or regulatory requirements, the alteration will not require the agreement of Walmart or the other service provider to be effective; provided, however, in such instance, Walmart at its election may use a form provided by the other service provider solely with respect to money transfer services provided through such other service provider. Walmart agrees to use only the Money Transfer Forms for the Branded Money Transfer Services.

b.	Walmart agrees to produce and make available at the Agent Locations Money Transfer Forms in sufficient quantity to conduct the Branded Money Transfer Services at the Agent Locations. Walmart is responsible for ensuring that an appropriate Money Transfer Form is completed for each and every Transfer Send conducted at an Agent Location.

c.	MoneyGram agrees to pay to Walmart a quarterly reimbursement to conduct the Money Transfer Services at the Agent Locations (the “Money Transfer Quarterly Reimbursement”) for the previous calendar quarter [*], which [*] amount may be amended from time-to-time by mutual agreement of the Parties. Walmart shall invoice MoneyGram on a quarterly basis for the Money Transfer Quarterly Reimbursement. MoneyGram will pay the Money Transfer Quarterly Reimbursement to Walmart within sixty days of MoneyGram’s receipt of Walmart’s invoice.

d.	Walmart agrees to retain and keep safe and confidential all Money Transfer Forms used in connection with the Branded Money Transfer Services for a period of no less than five (5) years, or longer as required by any Applicable Law or regulation. At any time during the Term, upon MoneyGram’s request and within fifteen (15) business days (unless a shorter time is required pursuant to Applicable Law or pursuant to a request of the Regulatory Body), Walmart shall provide MoneyGram completed Money Transfer Forms related to the Branded Money Transfer Services or copies thereof.

(f)	Personnel and Space. Walmart, at its own discretion, will furnish personnel and space at the Agent Locations necessary for providing the Services. Walmart agrees to install and maintain at its expense telephone lines, data connections, or such other connections required to communicate to MoneyGram (collectively, the “Connections”) and support said Services. Walmart agrees to ensure the availability of the Connections and that these Connections will allow secure communications with MoneyGram.

(g)	Service Levels. The MG Money Transfer System and each of MoneyGram’s systems connected to Walmart via the Interface shall perform in accordance with the Service Levels (as hereinafter defined) set forth in the Service Level Agreement effective as of the Effective Date, and entered into by the Parties concurrent with the execution of this Agreement and attached hereto as Attachment I — Service Level Agreement (the “Service Levels”).

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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7.	Confidentiality and Privacy.

(a)	During the Term, each Party shall keep in confidence the other Party’s Confidential Information, using the same degree of care it uses to protect its own confidential or proprietary information, but in any event no less than reasonable care. Each Party also agrees not to use such Confidential Information for any purpose except as contemplated by this Agreement without the other Party’s prior written consent, and not to disclose any Confidential Information received by it to any third party. As used herein, “Confidential Information” means business or technical information, whether oral, audio, visual, written or other form including without limitation information regarding any Party involved in the Services, the terms and conditions of this Agreement, any proprietary and training materials and any other information that by its nature is considered proprietary and confidential. Confidential Information does not include information (i) which is already known to the other Party when received, (ii) thereafter becomes generally obtainable by a Party other than by breach of this Agreement, or (iii) is required by Applicable Law to be disclosed by such Party, provided that, in the case of this clause, such information remains confidential except to the extent required, and prior written notice of such disclosure has been given to the Party which furnished such information, when legally permissible, and that efforts to cooperate with a lawful effort to contest the disclosure are made. As used herein, “Personally Identifiable Information” means any and all information that could identify an individual (including, but not limited to, an individual’s name, address, phone number, e-mail address, social security number, account number, or security key). All data regarding consumers and consumer transactions as well as Personally Identifiable Information which Walmart collects solely as a result of offering the Services is the property of MoneyGram and shall be regarded, safeguarded, and maintained as MoneyGram’s Confidential Information. The confidentiality obligations under this Section shall survive any termination of this Agreement.

(b)	Walmart’s Obligations.

(i) Walmart agrees that it has developed, implemented, and will maintain effective information security policies and procedures (the “Information Policies”). The Information Policies include administrative, technical and physical safeguards designed to (i) ensure the security and confidentiality of Personally Identifiable Information Walmart collects as a result of offering the Services; (ii) protect against anticipated threats or hazards to the security or integrity of such Personally Identifiable Information; (iii) protect against unauthorized access or use of such Personally Identifiable Information; (iv) ensure the proper disposal of Personally Identifiable Information; and (v) comply with the credit card associations’ Payment Card Industry Data Security Standards and Applicable Law.

(ii) Walmart agrees that all personnel handling Personally Identifiable Information are subject to and have been appropriately trained in the implementation of the Information Policies and that it regularly audits and reviews the Information Policies to evaluate their continued effectiveness and determine whether adjustments are necessary in light of the circumstances including, without limitation, changes in technology, customer information systems or threats or hazards to Personally Identifiable Information. If Walmart becomes aware of any unauthorized access to MoneyGram’s Confidential Information and/or Personally Identifiable Information held by Walmart, Walmart shall promptly notify MoneyGram of such unauthorized access and take appropriate action to prevent further unauthorized access. Walmart

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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will cooperate with MoneyGram in responding to the incident. The Parties will collaborate to determine whether notice of the unauthorized access must be provided any third party, such as affected individuals and law enforcement. In the event that such unauthorized access was due to Walmart’s gross negligence, intentional misconduct or breach of this Agreement, then Walmart will pay the costs of notification and any credit monitoring or protection services as MoneyGram may deem necessary or appropriate.

(c)	MoneyGram’s Obligations.

(i) MoneyGram represents that it has developed, implemented, and will maintain effective information security policies and procedures (the “MG Policies”). MoneyGram represents that the MG Policies include administrative, technical and physical safeguards designed to (a) ensure the security and confidentiality of Personally Identifiable Information provided to it by Walmart or Walmart’s customers; (b) protect against anticipated threats or hazards to the security or integrity of such Personally Identifiable Information; (c) protect against unauthorized access or use of such Personally Identifiable Information; (d) ensure of the proper disposal of such Personally Identifiable Information; (e) comply with the credit card association’s Payment Card Industry Data Security Standards; and (f) comply with the requirements included in Attachment L — Walmart Information Security Addendum.

(ii) MoneyGram agrees that all personnel handling Personally Identifiable Information are subject to and have been appropriately trained in the implementation of the MG Policies and that it regularly audits and reviews the MG Policies to evaluate their continued effectiveness and determine whether adjustments are necessary in light of the circumstances including, without limitation, changes in technology, customer information systems or threats or hazards to Personally Identifiable Information. If MoneyGram becomes aware of any unauthorized access to Walmart’s Confidential Information and/or Personally Identifiable Information held by MoneyGram, MoneyGram shall promptly notify Walmart of such unauthorized access and take appropriate action to prevent further unauthorized access. MoneyGram will cooperate with Walmart in responding to the incident. The Parties will collaborate to determine whether notice of the unauthorized access must be provided to any third party, such as affected individuals and law enforcement. In the event that such unauthorized access was due to MoneyGram’s gross negligence, intentional misconduct or breach of this Agreement, then MoneyGram will pay the costs of notification and any credit monitoring or protection services as Walmart may deem necessary or appropriate.

(d)	[*]

8.	Proprietary Material; Signage.

(a)	“MoneyGram Proprietary Material” means MoneyGram’s name, logo, trademarks, service marks, trade secrets, copyrights, patents, programs, processes, and MoneyGram’s other intellectual property rights and proprietary materials. Walmart acknowledges that MoneyGram is the owner of all right, title and interest in and to the MoneyGram Proprietary Material. Walmart shall only use the MoneyGram Proprietary Material as approved by MoneyGram in connection with offering the Services under this Agreement. Walmart shall submit for MoneyGram’s prior approval all advertising and promotional materials referencing MoneyGram or using MoneyGram Proprietary Material. MoneyGram’s approval of such materials shall not be unreasonably withheld. Walmart agrees to immediately discontinue its use of MoneyGram Proprietary Material upon expiration or termination of this Agreement or upon receipt of notice to do so from MoneyGram. Walmart shall, at Walmart’s expense, return or destroy, all MoneyGram Proprietary Material within thirty (30) days after receipt of notice or termination.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(b)	“Walmart Proprietary Material” means Walmart’s name, logo, trademarks, service marks, trade secrets, and copyrights, patents, programs, processes, and Walmart’s other intellectual property rights and proprietary material. MoneyGram acknowledges that Walmart is the owner of all right, title and interest in and to the Walmart Proprietary Material. MoneyGram shall only use Walmart Proprietary Material as approved by Walmart for the purposes of promoting the Services provided by Walmart. MoneyGram shall submit for Walmart’s prior approval all advertising and promotional materials referencing Walmart or using Walmart’s Proprietary Material. Walmart’s approval of such materials shall not be unreasonably withheld. MoneyGram agrees to immediately discontinue its use of Walmart Proprietary Material upon expiration or termination of this Agreement or upon receipt of notice to do so from Walmart. MoneyGram shall, at MoneyGram’s expense, return all Walmart Proprietary Material within thirty (30) days after receipt of notice or termination. Notwithstanding the foregoing, during the Term MoneyGram may use Walmart Proprietary Material in any MoneyGram listing of agents or locations offering the Services in accordance with Applicable Law.

(c)	Walmart will display any mutually agreed upon signs, displays, and/or decals which contain any MoneyGram Proprietary Material (the “Signage”) at each of the Agent Locations. The placement and location of Signage will be at Walmart’s sole discretion.

9.	Term; Termination.

(a)	This Agreement shall commence at 12:01 a.m. on the “Effective Date” and shall continue for a period of three (3) years (the “Initial Term”). Upon expiration of the Initial Term, this Agreement shall be subject to automatic successive renewals of one (1) year terms (each a “Renewal Term”), unless either Party notifies the other of its election to terminate the Agreement at least one hundred eighty days prior to the expiration of the Initial Term or any Renewal Term. The Initial Term and any Renewal Term may also be collectively referred to as the “Term”.

(b)	This Agreement may be terminated as follows:

(i) The terminating Party reasonably and in good faith determines that the other Party has either (1) materially breached or (2) committed any negligent or willful act or omission relating to any material provision of this Agreement (including any material provision of any Attachment) and has failed to cure such breach, act or omission within thirty (30) days (except in the case of a Party’s breach of any undisputed remittance obligations, which shall be deemed a material breach and must be cured within two (2) business days of such breach) of receipt of written notice thereof from the terminating Party, and the terminating Party elects to terminate the Agreement by sending a written notice of termination, specifying a termination date in accordance with the notice provisions set forth in this Agreement. Notwithstanding the foregoing, to the extent that a Party’s failure to remit under an applicable Attachment is caused by technical issues experienced by either Party, the Parties agree to work in good faith to resolve such issues and MoneyGram will not exercise its termination right under this Section (b)(i) while the Parties are working on resolving such issues; or

(ii) By either Party if the other Party (i) becomes insolvent; or (ii) fails to pay its debts or perform its obligations in the ordinary course of business as they mature; or (iii) becomes the subject of any voluntary or involuntary proceeding in bankruptcy, liquidation, dissolution, receivership, attachment or composition for the benefit of creditors and such proceeding is not dismissed within thirty (30) days after the commencement of such proceeding, by providing written notice thereof to the other Party containing a specific termination date; or

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(iii) By either Party if such Party believes in good faith that the other Party has violated any Applicable Law and has failed to cease such violations within thirty (30) days of receipt of written notice by the terminating party; or

(iv) By either Party upon thirty days’ written notice if there is a Change of Control of the other Party.

(v) If at any time during the Term MoneyGram shall be prohibited from offering the Services by a Regulatory Body through the loss or forfeiture of a Business License or other order entered by a Regulatory Body in any particular State in which there are Agent Locations, and can no longer offer or sell Services in such State for the lesser of (i) a period of at least thirty (30) days after the exhaustion of any findings, hearings and appeals or (ii) ninety (90) days, then Walmart shall be entitled to terminate this Agreement upon ten (10) days prior written notice to MoneyGram. Notwithstanding the foregoing, to the extent Walmart’s actions, inactions or omissions contributed toward MoneyGram’s inability to offer the Services in the particular State, Walmart shall not be entitled to exercise the termination right described in this Section 9(b)(vi).

(vi) If the performance by MoneyGram of its respective non-monetary obligations under this Agreement is materially delayed, prevented or impeded (in whole or in part by a Force Majeure Event (as hereinafter defined)), MoneyGram shall immediately implement its BCDR Plan set forth in Section 24(j), and if the Force Majeure Event continues for a period of more than one hundred twenty (120) days after such implementation, Walmart shall have the right to terminate this Agreement while the Force Majeure Event continues by providing written notice to MoneyGram, such termination to be effective on the date specified in the notice of termination.

(vii) By Walmart in accordance with Attachment I-Service Level Agreement.

(viii) Walmart may immediately suspend the Services, in whole or in part and at all or any Agent Locations, upon the occurrence of any event involving MoneyGram that Walmart determines, in its reasonable discretion, elevates the legal or regulatory compliance risk for Walmart in continuing to provide the Services. The Parties agree to work together toward resolving the issues that led to the suspension of the Services and, upon the mutual agreement of the Parties, resuming the Services. If such issues cannot be resolved to the reasonable satisfaction of Walmart within thirty (30) days of Walmart’s written notice of the suspension of the Services, Walmart may terminate the Services, in whole or in part and at all or any Agent Locations, upon written notice to MoneyGram.

(c)	Upon expiration or termination of this Agreement for any reason the Parties agree that:

(i) Each Party shall immediately remit all amounts owed by such Party to the other (including without limitation, Walmart’s remittance of any outstanding Trust Funds owed to MoneyGram);

(ii) Neither Party shall be released from any obligation that accrued prior to the date of such termination, including the obligation of a Party to pay the other Party for any and all obligations incurred under this Agreement;

(iii) Walmart shall promptly (but not later than ten (10) business days after such termination) remove or return to MoneyGram, as applicable, any remaining Supplies from all Agent Locations; and

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(iv) MoneyGram shall promptly remove Walmart Proprietary Materials from any and all listings indicating Walmart offers and sells the Services at Agent Locations.

10.	Additional Locations. If during the Term Walmart acquires additional retail businesses or opens any additional retail locations in the United States or Puerto Rico, Walmart will cause such retail businesses or retail locations to provide the Services within 90 days after such acquisition or opening, subject to MoneyGram’s approval, which approval shall be in MoneyGram’s reasonable discretion. Walmart agrees to keep MoneyGram informed from time to time of all of Walmart’s retail stores, retail businesses and retail locations and to amend Attachment D — Authorized Agent Locations as appropriate to accommodate the addition of such retail businesses or retail locations.

11.	Release of Information. During the Term, and only to the extent Walmart is no longer publicly traded and such financial information is not readily available, Walmart agrees to provide regularly prepared consolidated financial statements (audited, if applicable) within thirty (30) days of such statements being prepared. In addition, Walmart shall provide all other relevant information and documentation satisfactory to MoneyGram at MoneyGram’s request. Any financial statements or other non-public information provided by Walmart pursuant to this Section 11 will constitute and will be treated by MoneyGram as Confidential Information of Walmart subject to Section 7 of this Agreement.

12.	Solicitation of Personnel. During the term of this Agreement and for a period of one (1) year following termination or expiration thereof, MoneyGram shall not, directly or indirectly, solicit for hiring any Walmart employees, personnel or contractors who perform any material aspects of this Agreement. The Parties agree that a response by an individual to an advertisement or job posting generally available to the public does not constitute a violation of this Section 12.

13.	Accounting; Audit.

(a)	MoneyGram shall, during the Term and until the later of (a) six (6) months after any termination of this Agreement, or (b) such date on which all amounts due and owing by Walmart to MoneyGram have been paid in full, have the right, upon thirty (30) days’ written notice to Walmart, to audit and inspect Walmart’s books and records relating to the Services and Walmart’s compliance with this Agreement. Such audit shall only occur during normal business hours, shall be as least disruptive as possible, and may occur once per calendar year. Walmart will pay immediately (by cashier’s check, certified check, or bank wire) all Trust Funds due MoneyGram as a result of any such audit and take immediate steps to ensure compliance with this Agreement.

(b)	Walmart shall, during the Term and until the later of (a) six (6) months after any termination of this Agreement, or (b) such date on which all amounts due and owing by MoneyGram to Walmart have been paid in full, have the right, upon thirty (30) days’ written notice to MoneyGram, to audit and inspect MoneyGram’s books and records relating to the Services and MoneyGram’s compliance with this Agreement. Such audit shall only occur during normal business hours, shall be as least disruptive as possible, and may occur once per calendar year. MoneyGram will pay immediately (by cashier’s check, certified check, or bank wire) all amounts due Walmart as a result of any such audit and take immediate steps to ensure compliance with this Agreement.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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14.	Security Agreement. Walmart grants to MoneyGram a continuing security interest in the Trust Funds, Walmart’s cash that MoneyGram may hold at any time, Walmart’s rights under this Agreement, and all records relating to and all proceeds of all of the foregoing. This security interest secures all obligations of Walmart to MoneyGram. Any default by Walmart under this Agreement is a default under this security agreement. MoneyGram has all rights of a secured party under the Uniform Commercial Code. [*] If one of the conditions in the preceding sentence if satisfied, Walmart authorizes MoneyGram to take action necessary or appropriate to perfect or maintain its security interest, including the filing a financing and continuation statements and amendments thereto. MoneyGram satisfies its duty to exercise reasonable care in the custody of cash collateral by maintaining the cash collateral on deposit with a financial institution and retaining any income earned thereon.

15.	Limitation of Liability.

IN NO EVENT WILL THE LIABILITY OF WALMART OR MONEYGRAM TO THE OTHER PARTY, TO ANY OF THE AFFILIATES OF ANY OF THEM, OR ANY THIRD PARTY, OR ARISING FROM OR RELATING TO THIS AGREEMENT (WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE) EXCEED [*] IN THE AGGREGATE; PROVIDED, HOWEVER, THE FOREGOING LIMITATION SHALL NOT APPLY TO (A) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER THE AGREEMENT; (B) WALMART’S LIABILITY FOR TRUST FUNDS OR NET PAYABLE AMOUNTS (AS DEFINED IN THE APPLICABLE ATTACHMENTS) DUE TO MONEYGRAM; (C) MONEYGRAM’S LIABILITY FOR NET PAYABLE AMOUNTS (AS DEFINED IN THE APPLICABLE ATTACHMENTS) DUE TO WALMART; (D) MONEYGRAM’S LIABILITY FOR ANY FEES, COMMISSIONS OR COMPENSATION DUE TO WALMART FOR THE SERVICES, INCLUDING WITHOUT LIMITATION FEES PAYABLE TO WALMART UNDER ATTACHMENT A – MONEY ORDER ATTACHMENT, THE BP COMMISSION AND ANY OTHER AMOUNTS DUE WALMART UNDER ATTACHMENT B – BILL PAYMENT SERVICE ATTACHMENT, AND THE MT COMMISSION AND ANY OTHER AMOUNTS DUE WALMART UNDER ATTACHMENT C – MONEY TRANSFER ATTACHMENT; (E) LIABILITY INCURRED TO A THIRD PARTY DUE SOLELY TO THE OTHER PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTION 3 (LEGAL COMPLIANCE); (F) A PARTY’S LIABILITY FOR FRAUD; (G) MONEYGRAM’S OBLIGATIONS FOR LIQUIDATED DAMAGES OR SERVICE LEVEL CREDITS UNDER ATTACHMENT I – SERVICE LEVEL AGREEMENT; AND (H) MONEYGRAM’S LIABILITY FOR A DATA INCIDENT (AS DEFINED IN ATTACHMENT L – WALMART INFORMATION SECURITY ADDENDUM.

16.	Indemnification.

(a)	Walmart will reimburse, defend, indemnify and hold harmless MoneyGram against all third party losses, claims, demands, actions, suits, proceedings, judgments or government investigations, including costs, expenses, and reasonable attorneys’ fees, with interest, incurred by MoneyGram as a result, in whole or part, of (i) Walmart’s breach of the Agreement, including any noncompliance with Applicable Law by Walmart unless such noncompliance resulted from reliance on directions provided by MoneyGram or reliance on any policies of MoneyGram (including the MoneyGram Compliance Policies, the MoneyGram Fraud Policies and MoneyGram Anti-Corruption Policies) or unless such noncompliance relates to a claim that Walmart has failed or is failing to comply with any state provision of Applicable Law regarding the commingling of funds, (ii) Walmart’s acts or omissions in performing the Services, and (iii) any infringement of any patent or other intellectual property right of any third party resulting from the use of the Walmart Software or relating to the Walmart Content (as defined in Section 6(a) of the Attachment M — Co-Branded Website Addendum). Walmart’s indemnification obligations shall survive any termination of this Agreement.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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(b)	MoneyGram will reimburse, defend, indemnify and hold harmless Walmart against all third party losses, claims, demands, actions, suits, proceedings, judgments or government investigations, including costs, expenses and reasonable attorneys’ fees, with interest, incurred by Walmart as a result, in whole or in part, of (i) MoneyGram’s breach of the Agreement, including any non-compliance with Applicable Law by MoneyGram in connection with the Services, (ii) MoneyGram’s acts or omissions in performing the Services, (iii) any claim that the MoneyGram Software or the MG Money Transfer System, or Walmart’s use of the MoneyGram Software or MG Money Transfer System, as authorized by MoneyGram in connection with this Agreement and any Attachment, violated or infringed upon any patent or other intellectual property or proprietary rights of any third party, or (iv) any claim that Walmart has failed or is failing to comply with any state provision of Applicable Law regarding the commingling of funds. MoneyGram’s indemnification obligations shall survive the termination of this Agreement.

(c)	Notice. If a Party receives notice of any third party claims for which indemnification may be available under this Agreement (the “Indemnified Party”), the Indemnified Party must promptly notify the other Party (the “Indemnifying Party”) in writing of the third party claim, including, if possible, the amount or estimate of the amount of claimed liability arising from it as follows: the Indemnified Party shall use its commercially reasonable efforts to provide written notice to the Indemnifying Party no later than fifteen (15) days after receipt by the Indemnified Party in the event a suit or action has commenced, or thirty (30) days under all other circumstances; provided, however, that the failure to give such written notice shall not relieve an Indemnifying Party of its obligation to indemnify except to the extent the Indemnifying Party is materially prejudiced by such failure.

(d)	Right to Defend Third Party Claims; Coordination of Defense. (i) Unless the Indemnified Party exercises its right under Section 16(d)(iii), the Indemnifying Party shall defend any such third party claim at its expense and in the name of the Indemnified Party and shall select the counsel for the defense of such third party claim as approved by the Indemnified Party, such approval not to be unreasonably withheld, conditioned or delayed, and shall reasonably cooperate with the Indemnified Party in the conduct of the defense against such third party claim. (ii) The Indemnified Party may participate, at its own expense, in such defense and in any settlement discussions directly or through counsel of its choice on a monitoring, non-controlling basis. (iii) The Indemnified Party may elect to defend such claim at the Indemnifying Party’s expense and with full control immediately to the extent that the Indemnifying Party does not fulfill its obligations to defend the Indemnified Party in accordance with Section 16. The Parties agree to cooperate in good faith to coordinate the defense of any third party claim that may give rise to indemnification obligations of more than one (1) party or that may include allegations that are not subject to indemnification.

(e)

Notwithstanding the foregoing, the Indemnifying Party shall not have the right to defend any such third party claim if: (i) it refuses to acknowledge fully its obligations to the Indemnified Party (but only as to the obligations specific to the Indemnifying Party in the event a third party claim gives rise to indemnification obligations of more than one party); (ii) it contests (in whole or in part), its indemnification obligations (but only as to the obligations specific to the Indemnifying Party in the event a third party claim gives rise to indemnification obligations of more than one (1) party): (iii) it fails to employ appropriate counsel approved by the Indemnified Party to assume the defense of such third party claim; (iv) the Indemnified Party reasonably determines that there are issues

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

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which could raise possible conflicts of interest between the Indemnifying Party and the Indemnified Party or that the Indemnified Party has claims or defenses that are separate from or in addition to the claims or defenses of the Indemnifying Party; or (v) such third party claim seeks an injunction, cease and desist order, or other equitable relief against the Indemnified Party. In each such case described in clauses (i) – (v) above, the Indemnified Party shall have the right to direct the defense of the third party claim and retain its own counsel, and the Indemnifying Party shall pay the cost of such defense, including reasonable attorneys’ fees and expenses.

(f)	Settlement of Third Party Claims. The Indemnifying Party may, upon prior written notice to and consultation with, the Indemnified Party, compromise or enter into a settlement agreement that involves solely the payment of money by the Indemnifying Party, if (i) such settlement includes a complete, unconditional, irrevocable release of the Indemnified Party with respect to such claim, and (ii) in the good faith judgment of the Indemnified Party, such settlement is not likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party.

(g)	Indemnification Payments. Amounts owing under this Section 16 shall be paid promptly upon written demand for indemnification containing in reasonable detail the facts giving rise to such liability.

17.	Reports. MoneyGram shall periodically provide Walmart with access to reports and/or other appropriate documentation (the “Service Reports”) relating to Walmart’s provision of Services (including Service Reports generated from the Equipment). Such Service Reports are presumed correct unless Walmart notifies MoneyGram in writing of an error within ninety (90) days after the date of the Service Report. Upon expiration of such ninety (90) day period, Walmart shall have the burden of proving any error in such Service Reports.

18.	Representations and Warranties.

(a)	Walmart warrants and represents the following: (a) Walmart’s entering into this Agreement is not a breach of any other agreement to which Walmart is a party or by which Walmart is bound; (b) each person who signs below for Walmart personally represents that he or she has the authority to bind the entity; (c) the execution, delivery, and performance by Walmart of this Agreement has been duly authorized and is within Walmart’s corporate powers; (d) Walmart is in good standing under the laws of the state of its formation or organization, and all states in which Services are offered; (e) Walmart has obtained, and will maintain throughout the Term, all Business Licenses necessary to operate Walmart’s business in accordance with Applicable Law; and (f) Walmart is not entering into this Agreement with the intention of engaging in fraudulent activities by offering the Services on its own or through a third party.

(b)

MoneyGram warrants and represents the following: (a) MoneyGram’s entering into this Agreement is not a breach of any other agreement to which MoneyGram is a party or by which MoneyGram is bound; (b) each person who signs below for MoneyGram personally represents that he or she has the authority to bind the entity; (c) the execution, delivery, and performance by MoneyGram of this Agreement has been duly authorized and is within MoneyGram’s corporate powers; (d) MoneyGram is in good standing under the laws of the state of its formation or organization, and all states in which Services are offered; (e) MoneyGram has obtained, and will maintain throughout the Term, its Business Licenses necessary to operate MoneyGram’s business in accordance with

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 21 – Confidential.

Applicable Law including appointment of Walmart as its limited agent and authorized delegate pursuant to Section 1(b); and (f) to the best of MoneyGram’s knowledge, the Supplies, the MG Money Transfer System and the MoneyGram Software do not infringe upon the patent, copyright, trademark, trade dress, service marks or any other intellectual property rights of any third person or entity.

19.	Insurance.

(a)	MoneyGram during the Term and for five years after the termination or expiration of this Agreement shall maintain in force, at its sole expense, at a minimum, the insurance coverages described below. Any exceptions must be approved by Walmart:

(i) commercial general liability insurance with a minimum combined single limit of $1,000,000 per occurrence;

(ii) crime insurance policy in a minimum amount of $10,000,000 per loss;

(iii) privacy/network security (cyber)/professional liability coverage providing protection against liability for privacy breaches including liability arising from the loss or disclosure of Confidential Information in a minimum amount of $10,000,000; and

(iv) umbrella liability coverage in a minimum amount of $10,000,000.

(b)	All insurance policies that MoneyGram is required to carry pursuant to this Section 19 shall be primary as to MoneyGram’s negligence and non-contributing with respect to any other insurance or self-insurance Walmart or its affiliates may maintain. Upon request by Walmart, MoneyGram shall cause its insurers or insurance broker to issue to Walmart certificates of insurance evidencing that the coverages and policy endorsements required under this Agreement are in effect, not to exceed two requests per calendar year.

20.	Notices. All notices required or permitted under this Agreement must be in writing and shall be effective upon the earliest of (a) personal service; (b) three (3) business days after being sent by certified U.S. mail, return receipt requested; or (c) the next business day if sent by overnight courier within the United States.

Notices to MoneyGram should be sent to:

MoneyGram Payment Systems, Inc.

Attention: Legal Department

1550 Utica Avenue South, Suite 100

Minneapolis, MN 55416.

With a copy to:

MoneyGram Payment Systems, Inc.

Attention: Senior Vice President of Walmart Relationship

5417 Pinnacle Point Drive

Suite 400 Rogers, AR 72758

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 22 – Confidential.

Notices to Walmart should be sent to:

Wal-Mart Stores, Inc.

Attention: Senior Vice President, Walmart Services

702 SW 8th Street

Bentonville, AR 72716

With a copy to:

Wal-Mart Stores, Inc.

Attention: Legal Department, Corporate Division

702 SW 8th Street

Bentonville, AR 72716

21.	Settlement; Remittance. Any and all amounts due MoneyGram, and the remittance method and schedule for all Trust Funds, shall be set forth on the applicable Attachments relating to the origination of such Trust Funds, depending on the applicable Service.

22.	Assignment. Neither Party may assign this Agreement or any of its rights hereunder, by operation of law or otherwise, to any person without the prior written consent of the other Party. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors, assigns and personal representatives.

23.	Independent Contractors. Walmart and MoneyGram are acting hereunder as independent contractors. MoneyGram shall not be considered or deemed to be an agent, employee, joint venture or partner of Walmart. MoneyGram’s personnel shall not be considered employees of Walmart, shall not be entitled to any benefits that Walmart grants its employees and have no authority to act or purport to act on Walmart’s behalf. If any federal, state or local government agency, any court or any other applicable entity determines that any such personnel of MoneyGram is an employee of Walmart for any purpose, MoneyGram shall indemnify, defend and hold harmless Walmart, its officers and directors from all liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees) associated with such determination. MoneyGram shall be responsible for the conduct of its personnel. Neither Walmart nor MoneyGram has the right, and shall not seek, to exercise any control over the other Party. Each Party shall be solely responsible for hiring, firing, promoting, demoting, rates of pay, paying, taxes, benefits and other terms and conditions in regard to its own personnel.

24.	General Provisions.

(a)	Instructions. Walmart agrees to follow all of MoneyGram’s reasonable written instructions relating to the offering of the Services pursuant to this Agreement. MoneyGram may change the instructions from time to time upon advance written notice to Walmart and shall provide Walmart a reasonable time to comply with any changed or updated instructions in accordance with Section 1(b).

(b)	Governing Law. This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware, without giving effect to its conflict of law rules.

(c)

Dispute Resolution. If any controversy arises from or relates to this Agreement or the performance or breach thereof (each a “Dispute”), the Parties shall make an effort to negotiate a resolution in accordance with this Section. If either Party declares that a

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 23 – Confidential.

Dispute exists, the parties agree to use their reasonable efforts and to attempt in good faith to resolve the Dispute promptly by negotiations between the designated representatives having authority to settle the Dispute. Either Party may give the other party written notice of any Dispute not resolved in the normal course of business (“Notice of Dispute”). Within thirty (30) days after receipt of the Notice of Dispute by the receiving Party, the receiving Party shall submit to the other a written response which shall include a statement of such Party’s position. Within ninety (90) days following receipt of such Notice of Dispute the Parties shall meet at a mutually acceptable time and place and thereafter as often as they reasonably deem necessary, to attempt to resolve the Dispute. In the event that these business-oriented negotiations are unsuccessful in resolving a Dispute, the parties shall escalate the Dispute first to the highest ranking officer of the Party who shall have operational responsibility for the Services. Nothing in this Section 24(c) is intended to preclude or restrict any Party from seeking injunctive relief to enjoin a breach of Section 7 of this Agreement, Attachment L or any other provision of this Agreement the breach of which may reasonably result in irreparable injury to the non-breaching party and for which the non-breaching party may not have an adequate remedy at law.

(d)	Notice of Certain Events. To the extent allowed by Applicable Law, each Party shall give notice to the other Party as soon as reasonably practicable of the (i) initiation of any bankruptcy action by or against such Party; (ii) any Change of Control (as defined below) of such Party; (iii) the appointment of a receiver, trustee, or similar officer of any property of the such Party; (iv) the initiation of any action attempting to revoke or suspend any of such Party’s Business Licenses by any Regulatory Body having authority over such Party; or (v) any default (or notice of default) by a Party under any material agreement to such Party’s business or any agreement relating to the borrowing of money (including any loan agreement, credit agreement or promissory note). As used herein, a “Change of Control” means and is deemed to have occurred when (x) another person or entity (the “Acquirer”) acquires voting stock of a Party in an aggregate amount so as to enable the Acquirer to exercise more than fifty percent (50%) (such applicable percentage herein called the “Control Percentage”) of the voting power of such Party; (y) an Acquirer acquires all or substantially all of the assets of a Party; or (z) a merger or consolidation occurs to which a Party is a party, and the voting stock of the Party outstanding immediately prior to consummation of such merger or consolidation is converted into cash or securities possessing less than the applicable Control Percentage of the voting power of the surviving corporation. Notwithstanding the foregoing, the acquisition of or beneficial ownership by the descendants of Samuel M. Walton or such descendant’s spouse, the estate of Helen Walton or any entity under the control of such persons of more than 50% of the voting securities of Walmart will not constitute a Change of Control.

(e)	Waiver of Jury Trial. MONEYGRAM AND WALMART IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING THIS AGREEMENT.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 24 – Confidential.

(f)	Severability; Waiver. If any provision of this Agreement is determined to be invalid or unenforceable to any extent by a court of competent jurisdiction, the remainder of the Agreement shall remain valid and enforceable to the fullest extent permitted by law. Waiver of any term or condition of this Agreement by either Party hereto either expressly or by implication shall not constitute a modification of the Agreement and shall not prevent that Party from again enforcing such term or condition in the future with respect to subsequent events. No failure on the part of either Party hereto to exercise any right of termination hereunder shall be construed to prejudice any subsequent right of termination.

(g)	No Third Party Beneficiary. This Agreement will not confer any rights, benefits or remedies upon any person other than the Parties to this Agreement.

(h)	Entire Agreement; Amendment; Counterparts. This Agreement reflects the entire agreement among the Parties with respect to the subject matter hereof. All exhibits, Attachments are expressly made part of this Agreement as though completely set forth herein. Each Party acknowledges and agrees that each and every provision of this Agreement, including the Recitals and any “whereas” clause, is contractual in nature and binding on the Parties. All reference to this Agreement shall be deemed to refer and include this Agreement and Attachments. This Agreement supersedes any and all other oral or written agreements made relating to the subject matter hereof, including, after February 1, 2016, the 2013 Agreement and the Co-Branded Website Agreement, and the 2013 Agreement and Co-Branded Website Agreement are terminated as of the Effective Date. No amendment, alteration or modification of this Agreement shall be effective unless it is in writing and is signed by duly authorized representatives of each Party. This Agreement may be executed by the Parties in counterparts, which taken together shall form one legal instrument.

(i)	Remedies; Injunctive Relief. All rights and remedies set forth in this Agreement are cumulative and non-exclusive, and each Party further retains all other statutory and common law remedies provided by law. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party is entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement in any action instituted in any court of the United States or any state having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

(j)	Business Continuity Plan. Each Party will implement and maintain business continuity and disaster recovery plans (“BCDR Plan”) applicable to its business and the activities associated with this Agreement, and consistent with best industry practices. In the event of a business continuity and disaster recovery event that materially affects a Party’s ability to perform under this Agreement or the occurrence of a Force Majeure Event (as defined in Section 24(k) of this Agreement, the affected Party will immediately notify the other Party, implement its BCDR Plan, if appropriate, and will work with the other Party to address the event as soon as possible consistent with the Party’s BCRD Plan.

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 25 – Confidential.

(k)	Force Majeure. Subject to Section 9(b) of this Agreement, neither Party shall be liable to the other Party for delays in the execution or completion of its non-monetary obligations under this Agreement if such delay is caused by the occurrence of any contingency beyond its control, or beyond the control of its suppliers, including, but not limited to wars, insurrections, riots, or other acts of civil disobedience, acts of the public enemy, failure or delay in transportation, act of any government or agency or subdivision of any government or agency, judicial action, strikes or other labor disputes, accidents, fire, explosion, flood or storm, or other acts of God, shortage of labor, fuel, materials and machinery or other unforeseeable causes beyond its control (each such event, a “Force Majeure Event”), provided that prompt written notice of such delay is provided, and that performance resumes following the cessation of the cause of the delay.

(l)	Taxes. Any sales, use, gross receipt or other similar taxes or fees imposed on charges collected from the customer by Walmart for the Services must be collected and remitted by Walmart.

(m)	Survival. The representations, warranties, covenants, indemnities and other agreements of the Parties stated or implied by their terms to survive in this Agreement and the Parties’ obligations hereunder shall survive the execution and delivery and the termination or expiration of this Agreement.

(n)	Late Payment. Any payment of Trust Funds not made when due will bear interest until paid at the annual rate of one percent above the prime rate for the date the payment was due to MoneyGram. “Prime rate” means the prime rate published by the Wall Street Journal for corporate loans. MoneyGram’s right to charge interest in this paragraph shall not: (i) limit MoneyGram’s ability to exercise all rights and remedies under this Agreement, including but not limited to terminating the Agreement, and; (ii) relieve Walmart from any liability for breach of the Agreement.

(o)	Order of Precedence. This Agreement and the Attachments contain the base terms that govern the relationship between MoneyGram and Walmart. In the event any provision of any Attachment conflicts or is inconsistent with a provision of this Agreement, the provision of such Attachments shall control.

(p)	Further Assurances. Each Party agrees that it shall, from and after the date of this Agreement, execute and deliver such other documents and take such other actions as may reasonably be requested to effect the transactions contemplated hereunder.

(q)	Interpretation. The Parties acknowledge that they have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular and all words in any gender shall extend to and include all genders.

[Signature Page to Amended and Restated Master Trust Agreement attached]

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 26 – Confidential.

The parties have caused this Amended and Restated Master Trust Agreement to be executed by their duly authorized representatives as of the Effective Date.

WALMART:

Wal-Mart Stores, Inc.

By:	/s/ Daniel J. Eckert

Printed Name:	Daniel J. Eckert

Title:	Senior Vice President

Signature Date:	January 29, 2016

MONEYGRAM:

MoneyGram Payment Systems. Inc.

By:	/s/ W. Alexander Holmes

Printed Name:	W. Alexander Holmes

Title:	CEO

Signature Date:	January 29, 2016

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Page 27 – Confidential.

List of Attachments

ATTACHMENT A	MONEY ORDER ATTACHMENT

ATTACHMENT B	BILL PAYMENT ATTACHMENT

ATTACHMENT C	MONEY TRANSFER ATTACHMENT

ATTACHMENT D	AUTHORIZED AGENT LOCATIONS

ATTACHMENT E	MULTI-STATE REGULATORY ADDENDUM

ATTACHMENT F	MONEYGRAM COMPLIANCE POLICIES

ATTACHMENT G	MONEYGRAM FRAUD POLICIES

ATTACHMENT H	MONEYGRAM ANTI-CORRUPTION POLICIES

ATTACHMENT I	SERVICE LEVEL AGREEMENT

ATTACHMENT J	[*]

ATTACHMENT K	RESERVED

ATTACHMENT L	WALMART INFORMATION SECURITY ADDENDUM

ATTACHMENT M	CO-BRANDED WEBSITE ADDENDUM

[*]	Please refer to footnote 1 on page 1 of this Exhibit 10.1.

Attachment A

MONEY ORDER ATTACHMENT

A.	Authorization; Incorporation; Certain Definitions. Pursuant to this Money Order Attachment by and between Walmart and MoneyGram (the “Money Order Attachment”), MoneyGram hereby authorizes Walmart to sell, and Walmart hereby agrees to sell, MoneyGram’s money orders (the “Money Orders”) at each Agent Location. This Money Order Attachment is a part of and incorporated into that certain Amended and Restated Master Trust Agreement, effective February 1, 2016 between Walmart and MoneyGram (the “Agreement”). Terms used and not defined in this Money Order Attachment are as defined in the Agreement.

B.	Money Order Supplies and Equipment. As part of the Supplies, MoneyGram shall also supply Walmart with (i) an electronic money order dispenser and (ii) blank Money Orders. MoneyGram may deliver blank Money Orders to Walmart by whatever means it deems commercially reasonable and appropriate and Walmart authorizes its agents, employees, or representatives to receive and issue receipts for Walmart’s blank Money Orders.

C.	Sale of Money Orders. Walmart’s acceptance of any form of payment for Money Orders is at Walmart’s sole and exclusive risk. As part of its sale of Money Orders pursuant to this Money Order Attachment, Walmart agrees not to issue a Money Order for more than the maximum amount allowed by MoneyGram. As of the date of this Money Order Attachment, such limit is $1,000 per Money Order. In addition, until otherwise agreed, Walmart shall have the right to issue Money Orders payable to its vendors in face amounts of up to but not exceeding $9,999.99 per Money Order. Walmart is authorized to use Money Orders for its own or its Affiliate’s obligations for payments to store vendors, on an as-needed basis. MoneyGram may in its reasonable discretion from time to time limit the number or dollar amount of Money Orders that Walmart may sell, provided that MoneyGram provides written notice to Walmart not less than fourteen (14) days prior to the effective date of such limitation, unless such limitation is being imposed based on issues associated with compliance with Applicable Law or fraud, as further described in the Agreement. Walmart agrees to suspend selling Money Orders immediately upon written or verbal notice from MoneyGram, such verbal notice to be confirmed in writing. Walmart agrees to imprint Money Orders with care so that they are not easy to alter and alterations are easily detectable. MoneyGram consents to Walmart’s acceptance of PIN-debit cards (“Cards”) in addition to cash as a form of payment for Money Orders, such acceptance being at Walmart’s sole and exclusive risk. Walmart agrees that it is liable to MoneyGram for the Trust Funds related to any Money Orders sold by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

D.

Liability - Money Orders. MoneyGram may be liable under the law to pay any Money Orders issued or sold by Walmart, as such Money Orders are drafts drawn by MoneyGram on MoneyGram, when they are presented for payment. MoneyGram will in good faith determine whether it is liable for payment of a Money Order. Where MoneyGram determines that it is legally obligated to pay a Money Order that was issued or sold by Walmart, Walmart will be liable to remit to MoneyGram the Trust Funds associated with such Money Order. MoneyGram will maintain funds sufficient to pay Money Orders drawn on MoneyGram and validly presented for payment, and will defend, indemnify and hold Walmart harmless from and against any claims or demands for payment on Money Orders in accordance with the indemnification provisions of

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 1 – Confidential.

the Agreement, provided that Walmart has remitted Trust Funds associated with the applicable Money Order to MoneyGram. In the event any Money Orders are lost, stolen, misappropriated, seized or forfeited from Walmart, Walmart shall remain liable for such Money Orders. MoneyGram shall assume all responsibility for raised or counterfeited Money Orders sold or issued by Walmart pursuant to this Money Order Attachment unless such raising or counterfeiting was due to an act or omission of Walmart, its agent or its employees. It is not MoneyGram’s general practice to stop payment of Money Orders at Walmart’s request: if MoneyGram stops payment at Walmart’s request, Walmart will indemnify MoneyGram in accordance with the indemnification provisions of the Agreement as to any claim arising from that action, whether or not the Money Order is paid.

E.	Fees. During the Term the Parties will pay the fees to each other specified in the Fee Schedule(s) attached to this Money Order Attachment. Walmart shall be solely responsible for establishing and collecting any fees to be charged to consumers for Money Orders.

F.	Remittance Schedule - Money Orders. Walmart agrees to remit to MoneyGram all Trust Funds associated with Money Orders sold and any other fees as provided in this Agreement to MoneyGram, Monday through Friday (except for bank holidays), by bank wire for the previous day’s sales. Remittance will be made on Monday for the previous Friday, Saturday and Sunday sales. MoneyGram shall provide Walmart with an adjustment file for previous day’s sales by 7:00 am Central Time, provided Walmart has provided the end of day sales file to MoneyGram in a timely manner. When a remittance day falls on a bank holiday, Walmart will remit on the banking day after the holiday.

G.	Term/Termination.

(i)	This Money Order Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless the Agreement is terminated prior to the end of the Term in accordance with Section 9 of the Agreement.

(ii)	The terms of this Money Order Attachment may continue during the Tail Period if requested by Walmart, and the Agreement was not terminated early by MoneyGram pursuant to Section 9(b)(i), (ii), (iii), or (iv) of the Agreement, and the terms of this Money Order Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

(2)	the date on which the Parties have entered into a new or replacement Money Order Attachment that supersedes the prior Money Order Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this Money Order Attachment and shall end ninety (90) day s thereafter.

H.

Walmart shall use various security measures, log-ins and passwords in connection with the Equipment and Interface in the sale of the Money Orders. Such security measures, log-ins and passwords may be referred to hereafter as the “Money Order Security Measures”. It is

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 2 – Confidential.

Walmart’s obligation to ensure that the Money Order Security Measures are kept confidential and secure. Walmart agrees to take all commercially reasonable precautions necessary to prevent disclosure of Walmart’s Money Order Security Measures and access to the Money Orders by unauthorized persons and will promptly notify MoneyGram if Walmart knows or reasonably suspects that Walmart’s Money Order Security Measures have been compromised or otherwise disclosed. Walmart shall be liable for all use or misuse of Walmart’s Money Order Security Measures, unless such misuse is the result of the acts, errors or omissions of MoneyGram, its employees, agents or representatives. The Parties shall assist each other in investigating the circumstances of any misuse of the Money Order Security Measures.

I.	The Parties agree to work in good faith to transition Walmart’s sale of Money Orders pursuant to this Money Order Attachment to Walmart’s Point of Contact Service Data System within twelve (12) months of the Effective Date of the Agreement. The Parties agree that up to [*] of the IGD Allowance set forth in Section N of Attachment C – Money Transfer Attachment –may be spent on the transition. The Parties further agree that such transition shall not affect any the terms set forth herein.

J.	Marketing Fund. During each calendar year of the Term, MoneyGram agrees to allocate an amount equal to [*] for each Money Order sold by Walmart for placement into a marketing fund to promote the Services offered by Walmart in the Agent Locations (the “Marketing Fund”). The Marketing Fund shall be held by MoneyGram and the funds therein used for promotions as determined by Walmart in its sole discretion, such promotions to feature Money Orders or other products and services sold within the Walmart Money Centers within Agent Locations, so long as such other products and services are not competitive with the Services sold by Walmart. Within fifteen (15) days after the end of each calendar month, MoneyGram shall allocate the Marketing Fund related to Money Orders sold in such calendar month to the Marketing Fund. For example, if in a given calendar month Walmart sold [*] Money Orders, the amount of [*] would be allocated into the Marketing Fund. MoneyGram shall provide Walmart with monthly reports on the Marketing Fund, which shall include without limitation, the balance of such account at the beginning and end of such month and a summary of account activity, including amounts spent for specific marketing in such month. If any amounts from the preceding calendar year remain in the Marketing Fund on the January 31 of the subsequent calendar year, such amount may be carried over to such next calendar year and used during the first calendar quarter of such subsequent calendar year or disbursed to Walmart at Walmart’s option and request. Upon termination of this Agreement, MoneyGram shall disburse any remaining amount of the Marketing Fund to Walmart within thirty (30) days of the effective date of termination.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 3 – Confidential.

FEE SCHEDULE TO

MONEY ORDER ATTACHMENT

•	Walmart will pay MoneyGram a Money Order Fee in the amount of [*] per Money Order issued by Walmart.

•	MoneyGram will pay Walmart the following fees on a monthly basis: [*]

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Attachment B

BILL PAYMENT SERVICE ATTACHMENT

A.	Incorporation. Pursuant to this Bill Payment Service Attachment by and between Walmart and MoneyGram (the “BP Attachment”), MoneyGram hereby authorizes Walmart to perform and sell, and Walmart hereby agrees to perform and sell, the Bill Payment Services at each Agent Location. This BP Attachment is a part of and incorporated into that certain Amended and Restated Master Trust Agreement, effective February 1, 2016 by and between Walmart and MoneyGram (the “Agreement”). As used herein, the “Bill Payment Services” means MoneyGram’s bill payment services pursuant to which consumers may make payments at the Agent Locations to Billers, including, but not limited to, the payment of bills, prepaid services and corrections services; “BP Transfer Amount” means the funds collected from a consumer for the purposes of being remitted or transferred to a Biller; and “Biller” is the business entity provider of certain products and/or services to whom payments are being made. Terms not defined in this BP Attachment are as defined in the Agreement. The Bill Payment Service shall be added to the definition of Services as defined in the Agreement.

B.	Authorization. MoneyGram authorizes Walmart to accept certain payments made at the Agent Locations by consumers to the Billers, and to any other Billers MoneyGram may permit in the future. MoneyGram shall communicate to Walmart, either in writing, electronically (through the Interface, Equipment and Software) or via such other methods determined by MoneyGram and Walmart the Billers to whom payments can be made.

C.	[Reserved].

D.	Performance of the Bill Payment Service.

(i)	As payment from consumers purchasing the Bill Payment Services, Walmart shall accept (1) cash, (2) PIN debit cards, or (3) such other forms of payment specifically approved by MoneyGram and Walmart. Walmart’s acceptance of form of payment, regardless of payment type, is at Walmart’s sole and exclusive risk and Walmart shall be liable to MoneyGram for the BP Transfer Amount related to any Bill Payment Service transaction initiated by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

(ii)	Upon actual receipt of a payment from a consumer, which shall include the receipt by Walmart of an authorization message with respect to any card transaction, Walmart shall input the amount of such payment into the Equipment in accordance with MoneyGram’s instructions and shall give the consumer the receipt generated by such Equipment.

(iii)	For each Bill Payment Service transaction, Walmart shall collect from the consumer the BP Transfer Amount and the applicable BP Consumer Fee(s) (as defined in Section G below). Walmart shall not charge consumers additional fees of any kind or nature.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 1 – Confidential.

(iv)	Walmart is responsible for any funds discrepancy not timely reported to MoneyGram.

(v)	Walmart agrees to maintain all payments received in the Walmart Account until such amounts are remitted to MoneyGram pursuant to Section J below.

(vi)	Walmart shall use various security measures, log-ins and passwords in connection with the Equipment and Interface to conduct the Bill Payment Services. Such security measures, log-ins and passwords may be referred to hereafter as the “BP Security Measures”. It is Walmart’s obligation to ensure that the BP Security Measures are kept confidential and secure. Walmart agrees to take all commercially reasonable precautions necessary to prevent disclosure of Walmart’s BP Security Measures and access to the Bill Payment Services by unauthorized persons and will promptly notify MoneyGram if Walmart knows or reasonably suspects that Walmart’s BP Security Measures have been compromised or otherwise disclosed. Walmart shall be liable for all use or misuse of Walmart’s BP Security Measures, unless such misuse is the result of the acts, errors or omissions of MoneyGram, its employees, agents or representatives. The Parties shall assist each other in investigating the circumstances of any misuse of the BP Security Measures. Walmart hereby acknowledges that MoneyGram will refuse to authorize transactions if the correct BP Security Measures are not provided. Walmart agrees that MoneyGram, in its reasonable discretion, shall have the right, at any time, to refuse any Bill Payment Service transaction request.

E.	Term and Termination.

(i)	This BP Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless the Agreement is terminated prior to the end of the Term in accordance with Section 9 of the Agreement.

(ii)	The terms of this BP Attachment may continue during the Tail Period if requested by Walmart, and the Agreement was not terminated early by MoneyGram pursuant to Section 9(b)(i), (ii),(iii) or (iv) of the Agreement, and the terms of this BP Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

(2)	the date on which the Parties have entered into a new or replacement BP Attachment that supersedes the prior BP Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this BP Attachment and shall end ninety (90) days thereafter.

F.	[Reserved].

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 2 – Confidential.

G.	BP Consumer Fees.

(i)	The “BP Consumer Fee” shall mean the per transaction fee charged to the consumers purchasing the Bill Payment Service.

(ii)	MoneyGram shall set the BP Consumer Fee for Bill Payment Service transactions provided, however, [*]. The Equipment/Interface shall communicate the applicable BP Consumer Fee for the Billers.

H.	[Reserved].

I.	Bill Payment Service Compensation.

(i)	Walmart shall be entitled to a Bill Payment commission (“BP Commission”) for each Bill Payment Service transaction performed by Walmart.

(ii)	For each Bill Payment Service transaction conducted by Walmart, MoneyGram agrees to pay Walmart a BP Commission [*].

(iii)	MoneyGram and Walmart may agree from time to time to implement special initiatives for certain transactions. For those special initiatives, the Parties may agree to a modified BP Commission for such transactions.

(iv)	No BP Consumer Fee will be charged to consumers and no BP Commissions or other compensation will be paid to Walmart for processing refunds.

J.	Remittances/Settlement. Walmart shall remit to MoneyGram by wire transfer from the Walmart Account the applicable BP Net Payable Amount for Bill Payment Services on a daily basis, no later than the first business day after the applicable Bill Payment Service transaction. As used herein, the “BP Net Payable Amount” for Bill Payment Services is the difference between (a) and (b), where (a) equals the sum of all BP Transfer Amounts and BP Consumer Fees and (b) equals the total of all BP Commissions due to Walmart.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 3 – Confidential.

Attachment C

MONEY TRANSFER ATTACHMENT

A.	Incorporation; Authorization; Certain Definitions. Pursuant to this Money Transfer Attachment by and between Walmart and MoneyGram (the “MT Attachment”), MoneyGram hereby authorizes Walmart to sell, and Walmart agrees to sell, the Branded Money Transfer Services at the Agent Locations. This MT Attachment is a part of, and incorporated into, that certain Amended and Restated Master Trust Agreement, effective February 1, 2016 by and between Walmart and MoneyGram (the “Agreement”). Terms used and not defined in this MT Attachment are as defined in the Agreement. As used herein, “Branded Money Transfer Services” means a money transmission service offered by MoneyGram under the trade name “MoneyGram®”, with such service being initiated in whole or in part (1) at a physical location, website, telephone number or similar portal and (2) the resulting transaction being disbursed in currency (including cash, check or money order) at a physical location provided that Branded Money Transfer Services offered through the Co-Branded Site are governed by the Co-Branded Website Addendum attached to the Agreement as Attachment M and will not be governed by this MT Attachment. The Branded Money Transfer Services shall be composed of Transfer Sends, Transfer Receives and Transfer Amounts; “Transfer Send” means the transactional segment of Branded Money Transfer Services wherein an Agent Location collects the Transfer Amount and the Consumer Fee (as defined in Section G below) from a consumer and initiates an electronic request to MoneyGram to disburse funds; “Transfer Receive” means the transactional segment of Branded Money Transfer Services wherein an Agent Location receives a request from MoneyGram to disburse funds; and “Transfer Amount” means the funds collected from a consumer for purposes of being transferred to a recipient, excluding all fees. For purposes of clarity, Branded Money Transfer Services do not include the purchase, loading or re-loading of gift cards, credit or debit cards, prepaid cards or any other type of financial services card.

B.	Forms. The MoneyGram Form and Money Transfer Form agreed upon by the Parties as of the Effective Date for use with respect to Branded Money Transfer Services and Services other than Branded Money Transfer Services is attached to this MT Attachment as Attachment C-1. Any modifications or changes to the MoneyGram Transfer Form and Money Transfer Form are subject to the provisions and requirements of Section 6(e) of the Agreement; however no modification or change will require an amendment to this Attachment C or the Agreement.

C.	Money Transfer Supplies. As part of the Supplies, MoneyGram shall provide Walmart with its standard company money orders (the “Money Orders”). Upon delivery of such Money Orders, Walmart shall sign the delivery receipt and immediately return such receipt to MoneyGram.

D.

Money Transfer Procedures. Walmart shall use various security measures, log-ins and passwords in connection with the Equipment and Interface to conduct the Branded Money Transfer Services. Such security measures, log-ins and passwords may be referred to hereafter as the “Walmart Security Measures”. It is Walmart’s obligation to ensure that the Walmart Security Measures are kept confidential and secure. Walmart agrees to take all commercially reasonable precautions necessary to prevent disclosure of the Walmart Security Measures and access to the Branded Money Transfer Services by unauthorized persons and will promptly notify MoneyGram if Walmart knows or suspects that the Walmart Security Measures have been compromised or otherwise disclosed. Walmart shall be liable for all use or misuse of the

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 1 – Confidential.

Walmart Security Measures, unless such misuse is the result of acts, errors or omissions of MoneyGram, its employees, agents or representatives. The Parties shall assist each other in investigating the circumstances of any misuse of the Walmart Security Measures. Walmart hereby acknowledges that MoneyGram will refuse to authorize transactions if the correct Walmart Security Measures are not provided. Walmart agrees that MoneyGram, in its reasonable discretion, shall have the right, at any time, to refuse any Transfer Send or Transfer Receive request.

E.	Transfer Send Transactions.

(i)	For each Transfer Send conducted at an Agent Location, such Agent Location shall collect from the consumer the Transfer Amount and the applicable Consumer Fee(s). MoneyGram shall provide Walmart a Consumer Fee schedule, which, subject to the provisions of Section G below MoneyGram may from time to time amend in its sole discretion. Walmart shall not charge consumers additional fees of any kind or nature.

(ii)	As tender for the Branded Money Transfer Services, Walmart shall accept from consumers either (1) cash, (2) PIN debit cards, or (3) such other forms of payment specifically approved by MoneyGram. Walmart’s acceptance of payment, regardless of payment type, is at Walmart’s sole and exclusive risk and Walmart shall be liable to MoneyGram for the Trust Funds related to any Transfer Send initiated by Walmart, regardless of whether Walmart ultimately receives good funds from the consumer.

F.	Transfer Receive Transactions.

(i)	Each Agent Location shall follow the computerized or telephonic authorization procedures specified by MoneyGram prior to disbursement of any Transfer Receive.

(ii)	Walmart shall ensure that each Agent Location maintains the ability to disburse at least $900 in cash for each Transfer Receive. If a Transfer Receive involves an amount which exceeds that amount or if the recipient requests disbursement in a form other than cash, Walmart, through its Agent Location, will disburse the Transfer Receive amount by issuing a Money Order (as defined in the Money Order Attachment) to the recipient, or in such other form as approved by MoneyGram. An Agent Location shall not charge a fee of any kind for cashing a Money Order issued by such Agent Location in connection with a Transfer Receive disbursed at such Agent Location. Unless otherwise agreed by MoneyGram or as set forth in the Money Order Attachment or any other Attachment entered into and executed by the Parties, Money Orders provided by MoneyGram to Walmart for use with the Branded Money Transfer Services are not to be used for any other purpose.

(iii)	Walmart is fully responsible and unconditionally liable for all amounts which Walmart, pursuant to a Transfer Receive, wrongfully disburses either to a person other than the intended recipient or as a result of paying out an incorrect amount. In addition, Walmart shall remain liable to MoneyGram to the extent any Money Orders used in connection with the Branded Money Transfer Services are lost, stolen, misappropriated, seized, or otherwise used by Walmart in a manner not authorized by this Agreement and subsequently paid by MoneyGram. MoneyGram shall assume all responsibility for raised (amount fraudulently modified) or counterfeited Money Orders used in connection with the disbursement of Transfer Receives as part of the Branded Money Transfer Services unless such raising or counterfeiting was due to the act or omission of Walmart, its agents or employees.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 2 – Confidential.

G.	Consumer Fees.

(i)	“Consumer Fee” means the variable fee which the Agent Location shall collect from each consumer sender for the Branded Money Transfer Services. Subject to the provisions below, MoneyGram shall set the Consumer Fee for Branded Money Transfer Service transaction. [*]

(ii)	The Consumer Fee used by Walmart to conduct Branded Money Transfer Service transactions [*].

H.	[Reserved].

I.	MT Commissions.

(i)	For each Transfer Send or Transfer Receive transaction conducted at an Agent Location, MoneyGram agrees to pay Walmart as compensation [*] (the “MT Commission”).

•	MoneyGram and Walmart may agree from time to time to implement special initiatives for certain transactions (e.g., promotional pricing for transactions from Walmart US to Walmart Mexico). For those special initiatives, the Parties may agree to a modified MT Commission rate for such transactions.

•	In the event any restrictions, modifications, limits, or other changes to the Consumer Fee for the Branded Money Transfer Services are implemented by MoneyGram in order to comply with any legal or regulatory requirement, result in a decrease of [*] or more of the Total Revenue, as measured over the 90 day periods preceding and subsequent to the date of such restrictions, modification, limit or change, generated by Walmart’s sale of the Branded Money Transfer Services, the Parties agree to work in good faith to mitigate the impact on the Parties, including but not limited to decreasing or otherwise modifying the MT Commission. “Total Revenue” as used in this paragraph means the total Consumer Fees collected during the applicable period less the total MT Commissions for the same period.

(ii)	No Consumer Fee will be charged to consumers and no MT Commissions or other compensation will be paid to Walmart for processing refunds.

J.	Remittances/Settlement. Walmart shall remit to MoneyGram by wire transfer from the Walmart Account the applicable Net Payable Amount for Branded Money Transfer Services on a daily basis, no later than the first business day after the applicable Branded Money Transfer Service is authorized by the customer. If the Net Payable Amount is due Walmart, MoneyGram shall initiate a credit of the Net Payable Amount for Branded Money Transfer Services to Walmart not later than the second business day after the applicable Transfer Receive is fully paid out by Walmart pursuant to the Branded Money Transfer Service. As used herein, the “Net Payable Amount” for Branded Money Transfer Services is the difference between (a) and (b), where (a) equal the total of all Trust Funds associated with Transfer Sends plus all Consumer Fees and (b) equals the total of all Transfer Receives and MT Commissions due to Walmart.

K.	Term and Termination.

(i)	This MT Attachment shall commence on the Effective Date and continue for the Term of the Agreement, unless the Agreement is terminated prior to the end of the Term in accordance with Section 9 of the Agreement.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 3 – Confidential.

(ii)	The terms of this MT Attachment may continue during the Tail Period if requested by Walmart, and the Agreement was not terminated early by MoneyGram pursuant to Section 9(b)(i), (ii),(iii) or (iv) of the Agreement, and the terms of this MT Attachment shall continue in full force and effect during such Tail Period. For purposes of clarity, the Tail Period shall be included in the definition of the Term. As used herein, the “Tail Period” shall mean the period commencing on the date the Term is to expire and shall end on the earliest of:

(1)	the date on which Walmart notifies MoneyGram that Walmart desires for the Tail Period to end;

(2)	the date on which the Parties have entered into a new or replacement MT Attachment that supersedes the prior MT Attachment; or

(3)	Six (6) months from the date the Tail Period commenced.

(iii)	Walmart agrees to cooperate with MoneyGram during the Walmart Post Termination Transition Period. As used herein, the “Walmart Post Termination Transition Period” shall commence on the effective date of any termination of this MT Attachment and shall end ninety (90) days thereafter.

L.	[Reserved].

M.	(i) Business Location. In an effort to support the sale of the Branded Money Transfer Services by Walmart, during the Money Transfer Term, MoneyGram agrees to maintain a physical business location in the Northwest Arkansas region of Arkansas.

(ii)	In addition, MoneyGram agrees, during the Term, to dedicate personnel to fulfill the following roles in support of the Branded Money Transfer Services:

(1)	An individual who would have overall responsibility for managing the activities associated with the Branded Money Transfer Services;

(2)	An individual, at a position of at least a director level, who would be responsible for financial performance analytics associated with the Branded Money Transfer Services:

(3)	An individual who would be responsible for MoneyGram’s operational activities associated with the Branded Money Transfer Services.

(4)	An individual who would be responsible for the parties’ marketing activities associated with the Branded Money Transfer Services; and

(5)	An individual who would be responsible for MoneyGram’s regulatory compliance activities associated with Walmart offering the Branded Money Transfer Services.

N.	Marketing; Innovation Growth and Development; Support and Assistance.

(i)

To assist the Parties in the promotion of the Branded Money Transfer Services, MoneyGram agrees to expend on behalf of Walmart up to [*] for the previous Contract Year of the Term (the “Marketing Allowance”); provided that the Marketing Allowance for the Contract Year starting on February 1, 2016 shall be [*]. The Marketing Allowance allocated per Contract Year will be used for mutually agreeable promotions each year. Unused marketing funds for each Contract Year will be paid to Walmart within 30 days following the end of such Contract Year. To ensure the Parties

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 4 – Confidential.

appropriately use and spend the amount designated for the Marketing Allowance, the Parties agree to have their corporate level representatives meet in person at least once per calendar quarter to discuss the marketing and promotion of the Branded Money Transfer Services within the Agent Locations. The time and place of such quarterly meetings shall be as mutually agreed upon by the Parties. As used herein, a “Contract Year” shall mean each successive period of 12 months starting on February 1, 2016, and ending on the day prior to the anniversary of that date. The amounts designated as the Marketing Allowance are subject to the audit provisions of Section 13 of the Agreement.

(ii)	In addition to the Marketing Allowance, to further assist the Parties in an effort to support innovation, growth and development of the Branded Money Transfer Services at the Agent Locations, MoneyGram agrees to expend on behalf of Walmart up to [*] each Contract Year of the Term (the “IGD Allowance”). The IGD Allowance allocated per Contract Year shall be used for mutually agreeable endeavors each year. Unused funds for a Contract Year will be paid to Walmart within 30 days following the end of such Contract Year. To ensure the Parties appropriately use and spend the amount designated for the IGD Allowance, the Parties agree to have their corporate level representatives meet in person at least once per calendar quarter to discuss the innovation, growth and development of the Branded Money Transfer Services at the Agent Locations. The time and place of such quarterly meetings shall be as mutually agreed upon by the Parties. The amounts designated as the IGD Allowance are subject to the audit provisions of Section 13 of the Agreement.

(iii)	During the Term, the Parties agree to work together toward establishing the ability for the Agent Locations to accept coupons, promotional codes or similar MoneyGram initiated promotions and incentives for consumers purchasing the Branded Money Transfer Services. The Parties agree and acknowledge that any such coupons or promotions shall be funded by MoneyGram in addition to amounts identified as part of the Marketing Allowance or the IGD Allowance.

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

Page 5 – Confidential.

Attachment C-1

[MoneyGram Form / Money Transfer Form – Attached]

MONEYGRAM TERMS AND CONDITIONS Walmart2Walmart Terms and Conditions are available on the receipt
MG5001SUSOVN 0114
MoneyGram® money transfer services (“Services”) are provided by MoneyGram Payment Systems, Inc. (“we”, “us” or “MoneyGram”) through its network of agents, authorized delegates and other permitted entities (“Agents”) and are subject to these Terms and Conditions and applicable law. Additional information regarding the Services may be available and obtained online at www.moneygram.com or by asking an Agent. These Terms and Conditions, along with any forms, receipts, acknowledgments, or other documentation completed or used in connection with your use of the Services, including any pre-transaction or post-transaction disclosures, constitute the entire agreement (“Agreement”) between you, the individual purchaser of the Services (“you” or “Sender”) and MoneyGram. The Services, the underlying money transfer (“Transfer”) and certain aspects of the
MONEYGRAM TÉRMINOS Y CONDICIONES Los términos y condiciones Walmart2Walmart se encuentran disponibles en el recibo
Los servicios de transferencia de dinero de MoneyGram® (“Servicios”) son proporcionados por MoneyGram Payment Systems, Inc. (“nosotros”, “nos” o “MoneyGram”) a través de su red de agentes, delegados autorizados y otras entidades permitidas (“Agentes”), y están sujetos a estos Términos y condiciones, y a la ley aplicable. Para obtener información adicional acerca de los Servicios, puede visitar el sitio web en www.moneygram.com o consultar a un Agente. Estos Términos y condiciones, junto con cualesquiera formularios, recibos, acuses de recibo u otra documentación completada o utilizada en relación con el uso que usted haga de los Servicios, lo que incluye cualquier documentación previa o posterior a una transacción, constituyen el acuerdo completo (“Acuerdo”) entre usted, el comprador particular de los Servicios (“usted” o “Remitente”) y MoneyGram. Es posible que los Servicios, la transferencia de dinero subyacente (“Transferencia”) y ciertos aspectos de los Servicios y la Transferencia (lo que incluye, entre
SEND MONEY / ENVÍE DINERO
ATTENTION ASSOCIATE—Staple the Receipt Here
MoneyTransfer
Services and Transfer (including, but not limited to, Agent hours, Agent access, currencies held by an Agent, and the amount of a Transfer (“Transfer Amount”)), may, as applicable, be delayed, restricted, forfeited, or ultimately unavailable due to certain laws and regulations governing our Services as well as certain circumstances and conditions associated with your use of the Services. We will report the Transfer and Transfer Amount, and other information relating to you and/or the use of the Services, to the appropriate legal or regulatory authorities, governing bodies or entities when necessary or appropriate pursuant to the laws and regulations governing our Services.
Receive Information. The individual designated by you to receive the Transfer (“Receiver”) may receive the funds sent by you at our Agents in Expected Destinations. As used herein, an “Expected Destination” generally means, for money transfer transactions from the United States that are to be received within the United States (“Domestic Transfers”), the State designated by you where the Receiver is to receive the Transfer within the United States or a State contiguous to such designated State; and for money transfer transactions sent from the United States that are to be received outside of the United States (“International Transfers”), the country or territory, as applicable, designated by you where the Receiver is to receive the Transfer. Depending on the type of Service selected by you, the disbursement of the Transfer will generally occur in the form of cash, money order, check, account deposit, or a combination of these payout methods (“Payout Methods”). Under certain circumstances, the Receiver may request a Payout Method that differs from the Payout Method you have selected and you authorize MoneyGram to honor the Receiver’s election. A Transfer is deemed disbursed by us and delivered, and we have no further liability to you, except as set forth below, when it is actually disbursed by our Agent (or notice of the Transfer’s disbursement is made available to us by the bank or account provider holding the account or their designee) to the Receiver, subject to the Receiver Identification provisions herein. Status tracking of a Transfer to an account may not be available from us. Certain Expected Destinations may impose taxes, fees, and or tariffs upon the Receiver’s receipt of, or access to, the Transfer. All fees charged by us as part of the Transfer (“Transfer Fees” or “Consumer Fees”), all taxes collected by us and charged to you as part of the Transfer (“Transfer Taxes”) and all applicable third party fees that are required to be disclosed to you (“Other Fees”) shall each be as identified on the applicable pre-transaction and post-transaction disclosures generated with your Transfer. Transactions which (i) exceed certain amounts; (ii) are to certain Expected Destinations; (iii) implicate any legal, compliance or other regulatory issues; or (iv) are sent through delayed delivery options may take longer than anticipated for delivery, may be subject to dollar limits or may be subject to additional restrictions and may affect the ability for the Transfer to be disbursed. At no time will either you or the Receiver have a deposit with MoneyGram.
Refund Information. Subject to applicable law, (i) your Transfer may be cancelled for a refund of the Transfer Amount, unless the Transfer has been disbursed or deposited by us at the time we received your cancellation request and (ii) except as described below, the Transfer Fees associated with your Transfer are usually not refundable. You may request a refund and cancellation of the Transfer either by visiting an Agent location or contacting MoneyGram. All refund requests for Domestic Transfers will be subject to MoneyGram’s review and discretion and will normally be processed within thirty (30) days of receipt of a valid written request unless a shorter period is required by law. Effective October 28, 2013 (i) International Transfers may be cancelled for a full refund of the Transfer Amount and all Transfer Fees or Transfer Taxes paid by you within thirty (30) minutes after you have made the payment for the Transfer, unless such International Transfer has already been disbursed by us at the time of such oral or written cancellation request and (ii)you may be entitled to a full refund of the Transfer Amount and all Transfer Fees or Transfer Taxes paid by you if an error has occurred as set forth above or as otherwise provided under applicable law. Your rights regarding the Transfer are further explained under the applicable disclosures generated in connection with such International Transfer.
Identification, Test Questions and Reference Numbers. We reserve the right to require, and may be legally required to obtain, documentation that will identify you and/or any Receiver in connection with any purchase and/or use of our Services (“ID”). In some Agent locations, the Receiver may also be required to provide a test question answer, instead of ID, to receive the Transfer. Test questions may not be available in certain Agent locations or Expected Destinations. While you will receive a reference number that corresponds to your Transfer (“Reference Number”), such Reference Number is not always required to receive a Transfer where other identification means (such as ID receipt or test questions) are utilized. MoneyGram shall not have any liability in the event that the Transfer is disbursed, when and as applicable, to an individual who properly answers a test question, provides ID to the Agent describing such person as the Receiver (even if such ID was false or forged), or provides the Reference Number. Exchange Rate; Currency Availability. In addition to the Transfer Fees applicable to your Transfer, if the Transfer is an International Transfer, a currency exchange rate may be applied. United States currency is converted to a foreign currency at an exchange rate set by us (“Exchange Rate”). The Exchange Rate described on any pre-transaction and post-transaction disclosures provided by MoneyGram to you has been rounded to the number of decimal places identified on such disclosures. The number of decimal places used by MoneyGram to convert the currency into foreign currency may be greater than that displayed on the disclosures. Any difference in the Exchange Rate disclosed to you in writing and the exchange rate received by MoneyGram will be kept by MoneyGram (and/or its Agents in some cases). Payouts will generally be made in the national currency of the Expected Destination (“Local Currency”). In some countries or territories you may designate a payout currency other than the Local Currency. The payout currency, whether expressed in the Local Currency or otherwise, shall be reflected in the pre-transaction and post-transaction disclosures. Because not all currencies are available in all Agent locations, please ask an Agent or contact us by visiting www.moneygram.com or calling 1-800-
926-9400 for information regarding the currency Exchange Rate or the currencies available in the Expected Destination.
LIABILITY. UNLESS APPLICABLE LAW REQUIRES OTHERWISE, YOUR EXCLUSIVE AND MAXIMUM REMEDY AGAINST MONEYGRAM IS REFUND OF THE TRANSFER AMOUNT PLUS ANY TRANSFER FEES CHARGED BY MONEYGRAM. NO OTHER REMEDY IS AVAILABLE TO YOU, INCLUDING, BUT NOT LIMITED TO ANY REMEDY FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES. THESE LIMITATIONS APPLY WHETHER YOUR CLAIM ARISES DUE TO MONEYGRAM OR ITS AGENTS’ NEGLIGENCE, OTHER FAULT, ERROR, OMISSION OR NON-PERFORMANCE. WE ACCEPT NO RESPONSIBILITY FOR THE ACTS OR OMISSIONS OF A RECEIVER’S BANK, SERVICE PROVIDER OR THEIR DESIGNEES.
ARBITRATION. UNLESS OTHERWISE SPECIFIED BY APPLICABLE LAW, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE TRANSFER, THE AGREEMENT OR BREACH OF THIS AGREEMENT, INCLUDING STATUTORY CONSUMER CLAIMS, SHALL BE SETTLED BY ARBITRATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) UNDER ITS COMMERCIAL ARBITRATION RULES. JUDGMENT ON THE ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF. ANY SUCH ARBITRATION SHALL BE INITIATED AND HELD IN THE OFFICE OF THE AAA CLOSEST TO THE AGENT LOCATION WHERE YOU INITIATED THE TRANSFER. EACH PARTY SHALL BEAR ITS OWN COSTS AND FEES FOR EXPERTS AND ATTORNEYS, AND NO PARTY SHALL HAVE A RIGHT TO PARTICIPATE AS A MEMBER OF ANY CLASS OF CLAIMANTS. THIS EXCLUSIVE ARBITRATION REMEDY SHALL NOT BE AVAILABLE UNLESS INITIATED WITHIN ONE YEAR AFTER THE CONTROVERSY OR CLAIM AROSE.
General. This Agreement is governed by Minnesota law without regard to its conflicts of law rules, supersedes all prior agreements or understandings between you and MoneyGram, and cannot be modified orally. In the event of any conflict between the English version of our Agreement with you and any non-English version, the English version shall control and govern. Services are directed to persons 18 years and over, may not be used for escrow purposes or gambling, and may only be used for a lawful purpose. You represent, warrant and acknowledge to MoneyGram that (i) all information you supply to us as part of this Agreement is truthful, accurate and complete, (ii) you have received and reviewed a pre-transaction disclosure and/ or receipt in connection with your purchase of Services and that the information contained on such documentation is complete and accurate and (iii) your use of the Services does not violate any law, including without limitation, laws relating to money laundering, illegal gambling activities, support for terrorist activities or fraud. You shall indemnify MoneyGram and its Agents for all losses of any kind (including attorneys fees) arising out of any breach of the Agreement by you or by the Receiver. MoneyGram may refuse to provide Services to any person.
Privacy Notice; Sharing of Information. MoneyGram may disclose your personal information to third parties as outlined in the MoneyGram Privacy Statement, which is available on our website at www.moneygram.com or by calling 1-800-926-9400. Disclosed information may include, but is not limited to, your contact information, your identification, information about the Transfer or your use of the Services, or other information relating to financial matters. The information may be disclosed to financial institutions, our Agents, our service providers, or governmental or other regulatory agencies (including law enforcement officials within or outside of the United States), and direct marketers. To opt out of receiving information about our products and services, email marketingpreferences@moneygram.com or call 1-800-926-9400. To help protect your personal information, we endeavor to use reasonable security measures.
©2015 Wal-Mart Stores, Inc. | 553661027
otros, el horario del Agente, el acceso al Agente, las monedas con que opera el Agente y el Monto de transferencia [“Monto de transferencia”]), sufran demoras o restricciones, sean decomisados o en última instancia no estén disponibles, según corresponda, debido a ciertas leyes y reglamentaciones que rigen nuestros Servicios, y a determinadas circunstancias y condiciones relacionadas con el uso que usted haga de dichos Servicios. Cuando sea necesario o cuando corresponda en virtud de las leyes y reglamentaciones que rigen nuestros Servicios, informaremos la Transferencia y el Monto de transferencia, además de otra información relacionada con usted y/o con el uso de los Servicios, a las autoridades legales o reguladoras, o a las entidades u organismos rectores correspondientes.
Información de recepción. La persona que usted designe para recibir la Transferencia (“Destinatario”) podrá recibir los fondos que usted envíe a través de nuestros Agentes en los Destinos esperados. Tal como se utiliza en el presente, un “Destino esperado” generalmente significa, para transacciones de transferencias de dinero que se originan y reciben dentro de los Estados Unidos (“Transferencias nacionales”), el Estado designado por usted para que el Destinatario reciba la Transferencia dentro de los Estados Unidos o un Estado contiguo al Estado designado; y para transacciones de transferencias de dinero que se originan en los Estados Unidos pero que se reciben fuera de dicho país (“Transferencias internacionales”), el país o territorio, según corresponda, designado por usted para que el Destinatario reciba la Transferencia. Según el tipo de Servicio que seleccione, el desembolso de la Transferencia, por lo general, se realizará mediante dinero en efectivo, giro, cheque, depósito en cuenta o una combinación de estos métodos de pago (“Métodos de pago”). Bajo ciertas circunstancias, el Destinatario podrá solicitar un Método de pago diferente al que usted haya seleccionado, y usted autoriza a MoneyGram a aceptar la elección del Destinatario. Se considera que una Transferencia es desembolsada y entregada por nosotros y que no tenemos más obligaciones para con usted, a excepción de lo establecido más abajo, cuando nuestro Agente realiza el desembolso al Destinatario (o recibimos notificación del desembolso de la Transferencia a través del banco o proveedor que mantiene la cuenta, o de la persona que estos designen), sujeto a las disposiciones sobre identificación del Destinatario que se incluyen en el presente. Es posible que no le brindemos el servicio de seguimiento del estado de una Transferencia a una cuenta. Ciertos Destinos esperados pueden gravar con impuestos, tasas o aranceles el recibo de la Transferencia o el acceso a esta por parte del Destinatario. Todas las tarifas cobradas por nosotros como parte de la Transferencia (“Tarifas de la Transferencia“o“Tarifas para el consumidor”), todos los impuestos recaudados por nosotros y cobrados a usted como parte de la Transferencia (“Impuestos por Transferencia”) y todas las demás tarifas aplicables de terceros que deban ser informadas a usted (“Otras tarifas”) serán identificadas individualmente en los documentos correspondientes antes y después de la transacción que se generen con su Transferencia. Las transacciones que (i) superen determinados montos; (ii) estén dirigidas a ciertos Destinos esperados; (iii) impliquen cuestiones legales, de cumplimiento u otras cuestiones regulatorias; o (iv) se envíen a través de opciones de entrega demorada pueden tomar más tiempo que el previsto para la entrega, o estar sujetas a límites de dinero o a restricciones adicionales, y afectar la capacidad para que la Transferencia sea desembolsada. Ni usted ni el Destinatario tendrán un depósito en MoneyGram en ningún momento.
Información de reembolso. Sujeto a la ley aplicable, (i) su Transferencia podrá ser cancelada para obtener un reembolso del Monto de transferencia, a menos que hayamos desembolsado o depositado dicha Transferencia al momento en que recibimos su solicitud de cancelación, y (ii) a excepción de lo descrito más abajo, las Tarifas de la Transferencia en cuestión, por lo general, no son reembolsables. Para solicitar el reembolso y cancelación de la Transferencia, puede visitar una localidad de Agente o comunicarse con MoneyGram. Todas las solicitudes de reembolso para Transferencias nacionales estarán sujetas a la revisión y discreción de MoneyGram y, por lo general, se procesarán dentro de los 30 días de recibir una solicitud válida por escrito, a no ser que por ley se requiera su procesamiento en un período más breve. Con vigencia a partir del 28 de octubre de 2013, (i) las Transferencias internacionales se podrán cancelar para obtener el reembolso total del Monto de transferencia y se le devolverán todas las Tarifas de la Transferencia o Impuestos por Transferencia pagados por usted, dentro de los treinta (30) minutos luego de haber efectuado el pago de la Transferencia, a menos que dicha Transferencia internacional ya haya sido desembolsada al momento en que se solicita la cancelación de forma oral o escrita; y (ii) usted podrá tener derecho al reembolso total del Monto de transferencia y a todas las Tarifas de la Transferencia o Impuestos por Transferencia pagados por usted si se ha producido un error según se establece anteriormente o en virtud de lo estipulado por la ley aplicable. Sus derechos en torno a la Transferencia se explican con más detalle en la documentación correspondiente generada en relación con la Transferencia internacional.
Identificación, preguntas de prueba y números de referencia. Nosotros nos reservamos el derecho a exigir, y podemos estar obligados legalmente a solicitar, documentación que lo identifique a usted y/o al Destinatario en relación con cualquier compra y/o uso de nuestros Servicios (“Identificación”). En algunas localidades de Agente, también se podrá exigir al Destinatario que responda a una pregunta de prueba, en lugar de suministrar su identificación, para recibir la Transferencia. Es posible que las preguntas de prueba no estén disponibles en ciertas localidades de Agente o Destinos esperados. Si bien usted recibirá un número de referencia correspondiente a su Transferencia (“Número de referencia”), dicho número no siempre será necesario para recibir una Transferencia cuando se utilicen otros medios de identificación (tales como recibo de Identificación o preguntas de prueba). MoneyGram no tendrá ninguna responsabilidad en el caso de que la Transferencia sea desembolsada, cuando corresponda, a una persona que responda correctamente a la pregunta de prueba, suministre una Identificación al Agente que la describa como Destinatario (aunque dicha identificación sea falsa o falsificada) o suministre el Número de referencia.
Tipo de cambio; disponibilidad de moneda. Además de las Tarifas de la Transferencia aplicables a su operación, si la Transferencia es una Transferencia internacional, podrá aplicarse un tipo de cambio a la moneda. La moneda estadounidense se convierte a monedas extranjeras, utilizando un tipo de cambio establecido por nosotros (“Tipo de cambio”). El Tipo de cambio descrito en cualquier documentación previa o posterior a la transacción suministrada por MoneyGram se ha redondeado a la cantidad de decimales que se indica en dicha documentación. La cantidad de decimales utilizados por MoneyGram para convertir la moneda a moneda extranjera puede ser mayor que la que se indica en la documentación. Cualquier diferencia entre el Tipo de cambio que se le informe a usted por escrito y el tipo de cambio recibido por MoneyGram será conservada por MoneyGram (y/o sus Agentes en algunos casos). Por lo general, los pagos se realizarán en la moneda nacional del Destino esperado (“Moneda local”). En algunos países o territorios, usted puede designar una moneda de pago diferente a la Moneda local. La moneda de pago, expresada en Moneda local o en otra moneda, se reflejará en la documentación previa y posterior a la transacción. Dado que no todas las localidades de Agente tienen disponibilidad de todas las monedas, consulte al Agente o comuníquese con nosotros visitando www.moneygram.com o llamando al 1-800-926-
9400, para obtener información sobre el Tipo de cambio de la moneda o monedas disponibles en el Destino esperado.
RESPONSABILIDAD CIVIL. A MENOS QUE LA LEY APLICABLE EXIJA LO CONTRARIO, SU ÚNICO Y MÁXIMO RECURSO EN CONTRA DE MONEYGRAM ES EL REEMBOLSO DEL MONTO DE LA TRANSFERENCIA MÁS CUALESQUIERA TARIFAS DE LA TRANSFERENCIA COBRADOS POR MONEYGRAM. NO EXISTE NINGÚN OTRO RECURSO DISPONIBLE, ENTRE OTROS, RECURSOS POR DAÑOS INCIDENTALES, INDIRECTOS, ESPECIALES O SOBREVINIENTES. ESTAS LIMITACIONES SE APLICAN INDEPENDIENTEMENTE DE QUE SU RECLAMO SURJA DEBIDO A NEGLIGENCIA, OTRO TIPO DE FALLA, ERROR, OMISIÓN O INCUMPLIMIENTO DE MONEYGRAM O SUS AGENTES. NO ACEPTAMOS RESPONSABILIDAD ALGUNA POR LOS ACTOS U OMISIONES DEL BANCO DEL DESTINATARIO, DEL PROVEEDOR DE SERVICIOS O DE LAS PERSONAS DESIGNADAS POR ESTOS.
ARBITRAJE. SALVO QUE LA LEY APLICABLE INDIQUE LO CONTRARIO, CUALQUIER CONTROVERSIA O RECLAMO QUE SURJA DE LA TRANSFERENCIA O EN RELACIÓN CON ELLA, O DE ESTE ACUERDO O SU INCUMPLIMIENTO, INCLUIDOS LOS RECLAMOS LEGALES DEL CONSUMIDOR, SERÁN RESUELTOS MEDIANTE ARBITRAJE CONDUCIDO POR LA ASOCIACIÓN ESTADOUNIDENSE DE ARBITRAJE (AMERICAN ARBITRATION ASSOCIATION, “AAA”) EN CUMPLIMIENTO DE LAS REGLAS DE ARBITRAJE COMERCIAL. PUEDE DICTARSE SENTENCIA SOBRE EL LAUDO DE ARBITRAJE EN CUALQUIER TRIBUNAL COMPETENTE. TODO ARBITRAJE SE INICIARÁ Y CELEBRARÁ EN LA OFICINA DE LA AAA MÁS CERCANA A LA LOCALIDAD DE AGENTE DONDE SE INICIÓ LA TRANSFERENCIA. CADA PARTE ASUMIRÁ SUS PROPIOS COSTOS Y HONORARIOS POR LA CONTRATACIÓN DE ESPECIALISTAS Y ABOGADOS, Y NINGUNA DE LAS PARTES TENDRÁ DERECHO A PARTICIPAR COMO MIEMBRO DE NINGUNA CLASE DE DEMANDANTES. ESTE RECURSO DE ARBITRAJE EXCLUSIVO NO PROCEDERÁ A MENOS QUE SE INICIE DENTRO DEL AÑO SIGUIENTE A PARTIR DE LA FECHA EN QUE SURGE LA CONTROVERSIA O EL RECLAMO. Consideraciones generales. Este Acuerdo se rige por la legislación de Minnesota, sin consideración de sus reglas con respecto a conflictos de leyes, reemplaza todos los acuerdos o convenios anteriores entre usted y MoneyGram, y no puede modificarse oralmente. En el caso de que surjan conflictos entre la versión en inglés de nuestro Acuerdo con usted y cualquier versión en otro idioma diferente, regirá la versión en inglés. Los servicios están dirigidos a personas que tienen 18 años de edad en adelante, no pueden utilizarse para realizar apuestas o con fines de fideicomiso y solo pueden utilizarse con fines legales. Usted declara, garantiza y reconoce ante MoneyGram que (i) toda la información que nos provee como parte de este Acuerdo es verdadera, exacta y completa, (ii) ha recibido y revisado la documentación previa a la transacción y/o un recibo en relación con su compra de Servicios y que la información incluida en dicha documentación es completa y exacta, y (iii) el uso que usted hace de los Servicios no infringe legislación alguna, incluidas entre otras, las leyes relacionadas con el lavado de dinero, las actividades de apuestas ilegales, la financiación de actividades terroristas o el fraude. Usted deberá indemnizar a MoneyGram y a sus Agentes por todas las pérdidas de cualquier tipo (incluidos los honorarios de abogados) que surjan por cualquier incumplimiento del Acuerdo por parte de usted o del Destinatario. MoneyGram puede rehusarse a brindar los Servicios a cualquier persona.
Notificación de confidencialidad; Intercambio de información: MoneyGram puede revelar su información personal a terceros como está indicado en la Declaración de Privacidad de MoneyGram, la cual está disponible en nuestro sitio web en www.moneygram.com o llamando al
1-800-926-9400. La información divulgada puede incluir, pero no se limita a, su información de contacto, su identificación, información sobre la Transferencia o su uso de los Servicios o cualquier otra información relacionada con las cuestiones financieras. La información puede ser revelada a las instituciones financieras, nuestros proveedores de servicios o agencias reguladoras gubernamentales o de otro tipo (en particular los funcionarios encargados de hacer cumplir la ley dentro o fuera de los Estados Unidos), y los vendedores directos. Para dejar de recibir información sobre nuestros productos y servicios, envíe un correo electrónico a marketingpreferences@moneygram.com o llame al 1-800-926-9400. Para ayudar a proteger su información personal, nos esforzamos por utilizar medidas de seguridad razonables.
? Please Read! MONEY TRANSFER FRAUD WARNING
Answer the questions below to help KEEP YOUR MONEY SAFE:
Are you sending money, returning an overpayment, or “escrowing” money to buy a car or other goods, or to rent an apartment?
Are you sending money to claim lottery or prize winnings, or for a “guaranteed” credit card or loan?
Are you responding to an Internet offer, letter or phone call that asks you to wire money for a “job offer” or “mystery shopping”?
Are you sending money to someone out of the state or country who claims to be a relative needing cash for an emergency?
Are you sending money to someone you don’t know or whose identity you can’t verify?
If you answered YES to any of the questions, DO NOT SEND the money transfer—someone may be trying to steal your money. If you have already sent it, ask the sales clerk to STOP your transfer immediately or call us at MoneyGram 1-800-926-9400 or Ria at 855-355-2145. Once your money has been picked up, which can happen within a short time, you cannot get a refund, even if someone stole your money through fraud.
¡ATENCIÓN! ¡LEA ESTA INFORMACIÓN! ADVERTENCIA DE FRAUDE SOBRE TRANSFERENCIAS DE DINERO
Responda las siguientes preguntas para ayudarnos a MANTENER SU DINERO SEGURO:
¿ Está enviando dinero, devolviendo un sobrepago, o depositando dinero en una “cuenta de garantía” para comprar un auto u otros artículos, o para alquilar un apartamento?
? • ¿ Está enviando dinero para solicitar premios de lotería u otros premios, o para solicitar una tarjeta de crédito o préstamo “con garantía”?
¿ Está respondiendo a una promoción en Internet, una carta o una llamada telefónica que le solicita enviar dinero por una “oferta de trabajo” o “compra misteriosa”?
¿ Está enviando dinero a una persona fuera del estado o país que dice ser un pariente que necesita efectivo debido a una emergencia?
¿ Está enviando dinero a una persona que no conoce o cuya identidad no puede verificar?
Si respondió SÍ a cualquiera de las preguntas, NO ENVÍE la transferencia de dinero, alguien podría estar tratando de robarle su dinero. Si ya la ha enviado, pídale al empleado de ventas que DETENGA su transferencia inmediatamente o llámenos a MoneyGram 1-800-926-9400 o
Ria al 855-355-2145. Una vez que su dinero haya sido retirado, lo cual puede suceder en poco tiempo, no podrá obtener un reembolso, aun cuando alguien le haya robado su dinero por medio de fraude.
CURRENCY EXCHANGE: In addition to the Consumer Fee, MoneyGram also makes money when it changes your dollars to pesos or other foreign currency. Please see the attached terms and conditions for more information regarding currency exchange. / CAMBIO DE MONEDA: Además del cargo al consumidor, MoneyGram también gana dinero cuando cambia sus dólares a pesos u otra moneda extranjera. Por favor lea los términos y condiciones incluidos para más información sobre el cambio de moneda.

Which money transfer service is best for me?
¿Qué servicio de envío de dinero es el mejor para mí?
SEND MONEY/ENVÍE DINERO PLEASE COMPLETE IN CAPITAL LETTERS/POR FAVOR UTILICE LETRAS MAYÚSCULAS
1 Phone Number/Número de teléfono MoneyGram Plus Number/MoneyGram Plus número
Save Time. Repeat Customers enter your telephone number or Plus number used in a previous transaction, skip the rest of the form and proceed to the counter for assistance. For New Customers, complete sections 2 – 7 then proceed to the counter. / Ahorre tiempo. Si es un cliente frecuente debe ingresar su número de teléfono o el número Plus que haya utilizado en una transacción previa, omitir el resto del formulario y dirigirse al mostrador para solicitar asistencia. Si es un cliente nuevo, complete las secciones 2 a 7 y luego diríjase al mostrador.
Where are you sending to?
¿Adónde desea enviar dinero?
MoneyTransfer
2 EXPECTED DESTINATION/DESTINO ESPERADO
Destination Country
País receptor
Destination State/Province
Estado/Provincia de recepción
See definition of Expected Destination in attached Terms and Conditions. / Véase la definición de destino esperado en los Términos y condiciones incluidos.
3 AMOUNT TO BE SENT/ MONTO A ENVIAR
Check if you are sending money on behalf of another person or organization (additional information will be required) / Marque aquí si está enviando dinero en nombre de otra persona u organización (se requerirá información adicional).
International: Use MoneyGram to send to over 200 countries around the world
Internacional: Utilice MoneyGram para enviar dinero a más de 200 países alrededor del mundo
Domestic: Send to any of 41,000 MoneyGram agent locations in the U.S
Local: Envíe dinero a cualquiera de las 41,000 localidades de agente de MoneyGram en los
Estados Unidos
Domestic: Send to another Walmart location in the U.S
Additional information may be required based on the amount of money you send. / Es posible que se requiera información adicional según el monto de dinero que envíe. $
4 TRANSFER METHOD/MÉTODO DE TRANSFERENCIA
Please select one/Seleccione uno
1-800-926-9400
RECEIVE OPTIONS/ OPCIONES DE RECEPCIÓN Receive Option MUST be selected/DEBE seleccionarse una opción de recepción
.
MoneyTransfer
1-855-355-2144
Local: Envíe a otra localidad de Walmart en Estados Unidos
Is it urgent that your money arrive today?
10 Minutes
10 minutos Bancomer/Mexico only Bancomer/México solamente
Nombre del banco
Overnight—after 7 a.m.
Día siguiente—después de las 7: 00 a.m.
Telecomm/Mexico Only
Telecomm/México solamente
Home Delivery
Entrega a domicilio
Cuenta/IBAN
Account Deposit
Depósito bancario
Card Load
Recargo a la tarjeta
Mobile Phone
Celular
Bank Name/
Account/IBAN/
¿Es urgente que su dinero llegue hoy?
10-minute* service: Use either service .
Servicio en 10 minutos*: Use cualquiera de los dos servicios
MoneyTransfer
Routing/BIC/IFSC/
Número de Ruta bancaria/BIC/IFSC
10 Minutes
10 minutos
Mobile Phone Number
Número de teléfono celular
Not urgent: Use MoneyGram overnight services for greater savings when sending more than $50 within the U.S . No urgente: Utilice el servicio de un día para otro de MoneyGram para un mayor ahorro si envía más de 50 USD dentro de Estados Unidos
How much are you sending?
5 SENDER/EMISORRequired information if not including Telephone Number or Plus Card Number Información obligatoria si no se incluyen Teléfono o Número de Tarjeta Plus
First Name
Primer Nombre
Middle Name
Segundo Nombre
Last Name
Apellido
Second Last Name
Segundo apellido
Address
Dirección
Town/City
¿Cuánto va a enviar?
$901- $10,000+: Use MoneyGram to send up to $10,000 or more per day .
De 901 USD a 10,000 USD+: Utilice MoneyGram para enviar hasta 10,000 USD o más por día
Less than $900: Use either service for U.S. sends .
Menos de 900 USD: Utilice cualquiera de los servicios para envíos en Estados Unidos
Pueblo/Ciudad
State
Estado
Country
País
Telephone Number/ Teléfono
Include area code / Incluir código de área
6 RECEIVER/RECEPTOR
Zip Code
C.P.
Consider the convenience of your receiver when you choose your service today.
First Name
Primer Nombre
Considere la conveniencia de su receptor al momento de escoger su servicio hoy.
Reliable and secure ways to send money quickly. Services you can rely on.
Modos confiables y seguros de enviar dinero rápidamente. Servicios en los que puede confiar.
*Subject to agent operating hours, availability and local laws/regulations. MoneyGram is licensed as a Money Transmitter by the Banking Department of the State of New York, licensed by the Georgia Department of Banking and Finance; NMLS #898432;
Middle Name
Segundo Nombre
Last Name
Apellido
Second Last Name
Segundo apellido
Telephone Number/ Teléfono
Include area code / Incluir código de área
Destination State
Estado de recepción
Massachusetts Check Seller License # CS0025, Foreign Transmittal License # FT89432, NMLS # 898432. / *Sujeto a los horarios de operación del agente, a disponibilidad y a las leyes y reglamentaciones locales. MoneyGram dispone de licencia como Transmisor de Dinero del Banking Department of the State of New York (Departamento de Banca del Estado de Nueva York), que tiene una licencia otorgada por el Georgia Department of Banking and Finance (Departamento de Banca y Finanzas de Georgia); NMLS #898432; Massachusetts Check Seller License # CS0025, Foreign Transmittal License # FT89432, NMLS # 898432.
Ria is a registered trademark of Continental Exchange Solutions, Inc. dba Ria Financial Services, licensed as a Money Transmitter by the Department of Financial Services of the State of New York; licensed by the Georgia Department of Banking and Finance, NMLS ID 920968; and authorized independently or through its affiliate, Ria Financial Services Puerto Rico, Inc., to operate as a Money Transmitter in all United States jurisdictions where it conducts business. / Ria es una marca comercial registrada de Continental Exchange Solutions, Inc. con el nombre comercial Ria Financial Services, que dispone de licencia como Transmisor de Dinero del Department of Financial Services of the State of New York (Departamento de Servicios Financieros del Estado de Nueva York); que tiene una licencia otorgada por el Georgia Department of Banking and Finance (Departamento de Banca y Finanzas de Georgia), NMLS ID 920968; y está autorizado de manera independiente o a través de su filial, Ria Financial Services Puerto Rico, Inc., a operar como Transmisor de Dinero en todas las jurisdicciones de Estados Unidos en las que desarrolla actividades. 1114-80734
7 Test Question (optional) Not available on transactions of $900 or more. / Pregunta de prueba (opcional). No disponible en transacciones de 900 USD o más.
Receiver must have an ID to pick up money. In select countries, a test question may be used in lieu of an ID (availability based on the amount of money you are sending). / El receptor debe tener una identificación para retirar el dinero. En países seleccionados, se puede utilizar una pregunta para poner a prueba y confirmar la identidad del receptor en lugar de una identificación (la disponibilidad depende de la cantidad de dinero que envíe).
Test Question/Pregunta de prueba
Test Answer/Respuesta

Attachment D

[Authorized Agent Locations – Attached]

Store	Building Address	City	State	Zip
1	2110 W WALNUT ST	Rogers	AR	72756
2	161 N. WALMART DRIVE	Harrison	AR	72601
3	30983 HIGHWAY 441 S	Commerce	GA	30529
4	2901 HIGHWAY 412 E	Siloam Springs	AR	72761
5	1155 HWY 65 NORTH	Conway	AR	72032
7	9053 HIGHWAY 107	Sherwood	AR	72120
8	1621 NORTH BUSINESS 9	Morrilton	AR	72110
9	1303 S MAIN ST	Sikeston	MO	63801
10	2020 S MUSKOGEE AVE	Tahlequah	OK	74464
11	65 WAL MART DR	Mountain Home	AR	72653
12	1500 S LYNN RIGGS BLVD	Claremore	OK	74017
13	2705 GRAND AVE	Carthage	MO	64836
14	1800 S JEFFERSON AVE	Lebanon	MO	65536
15	1310 PREACHER ROE BLVD	West Plains	MO	65775
16	2214 FAYETTEVILLE RD	Van Buren	AR	72956
17	3200 LUSK DR	Neosho	MO	64850
18	1211 HIGHWAY 367 N	Newport	AR	72112
19	333 S WESTWOOD BLVD	Poplar Bluff	MO	63901
20	1712 E OHIO ST	Clinton	MO	64735
21	185 SAINT ROBERT BLVD	Saint Robert	MO	65584
22	4901 S MILL ST	Pryor	OK	74361
23	1201 N SERVICE RD E	Ruston	LA	71270
24	2000 JOHN HARDEN DR	Jacksonville	AR	72076
25	4820 S CLARK ST	Mexico	MO	65265
26	5000 10TH AVE	Leavenworth	KS	66048
27	1101 W HIGHWAY 32	Salem	MO	65560
28	2415 N MAIN ST	Miami	OK	74354
29	724 STADIUM WEST BLV	Jefferson City	MO	65109
30	2025 W BUSINESS US HIGHWAY 60	Dexter	MO	63841
31	3108 N BROADWAY ST	Poteau	OK	74953
32	2050 WEST HWY 76	Branson	MO	65616
33	1710 S 4TH ST	Nashville	AR	71852
34	2250 LINCOLN AVE	Nevada	MO	64772
35	101 BLUEMONT AVE	Manhattan	KS	66502
36	2802 W KINGSHIGHWAY	Paragould	AR	72450
37	707 WALTON DR	Farmington	MO	63640
38	1907 SE WASHINGTON ST	Idabel	OK	74745
39	2500 S MAIN ST	Fort Scott	KS	66701
40	1301 E HIGHWAY 24	Moberly	MO	65270
41	4000 SE GREEN COUNTRY RD	Bartlesville	OK	74006
42	1863 CR 5300	Coffeyville	KS	67337
43	521 E CHESTNUT ST	Junction City	KS	66441

Store	Building Address	City	State	Zip
44	1802 S BUSINESS 54	Eldon	MO	65026
45	1815 E HIGHLAND DR	Jonesboro	AR	72401
46	2451 S SPRINGFIELD AVE	Bolivar	MO	65613
47	1101 W RUTH AVE	Sallisaw	OK	74955
48	885 E US HIGHWAY 60	Monett	MO	65708
49	1911 E JACKSON ST	Hugo	OK	74743
50	268 S 7TH ST	Vinita	OK	74301
51	1701 N BLUFF ST	Fulton	MO	65251
52	1601 ALBERT PIKE RD	Hot Springs	AR	71913
54	2004 S PLEASANT ST	Springdale	AR	72764
55	1400 EAST MAIN ST	Booneville	AR	72927
56	1309 NW 12TH AVE	Ava	MO	65608
57	1600 W MAIN ST	Walnut Ridge	AR	72476
58	2409 E MAIN ST	Russellville	AR	72802
59	1501 S RANGE LINE RD	Joplin	MO	64804
60	101 HIGHWAY 47 E	Troy	MO	63379
61	301 E COOPER ST	Warrensburg	MO	64093
62	3700 E HIGHWAY 18	Blytheville	AR	72315
63	410 S DEWEY AVE	Wagoner	OK	74467
64	1100 S DUPREE AVE	Brownsville	TN	38012
65	350 PARK RIDGE RD	Sullivan	MO	63080
66	230 MARKET ST.	Clarksville	AR	72830
67	600 HIGHWAY 71 N	Mena	AR	71953
68	800 HIGHWAY 64 E	Wynne	AR	72396
69	650 S TRUMAN BLVD	Festus	MO	63028
70	798 W SERVICE RD	West Memphis	AR	72301
71	1415 HIGHWAY 67 S	Pocahontas	AR	72455
72	2710 N BROADWAY ST	Pittsburg	KS	66762
73	1002 W TAFT ST	Sapulpa	OK	74066
74	2720 W KEISER AVE	Osceola	AR	72370
75	3636 MONROE HWY	Pineville	LA	71360
76	1000 W TRIMBLE AVE	Berryville	AR	72616
77	3701 N MAIN ST	Taylor	TX	76574
78	14740 STATE HWY #38	Marshfield	MO	65706
79	2623 W 7TH ST	Joplin	MO	64801
80	3001 W BROADWAY	Columbia	MO	65203
81	RR 6 BOX 1895	Stilwell	OK	74960
82	1750 S PERRYVILLE BLVD	Perryville	MO	63775
83	60 HIGHWAY 79 N	Magnolia	AR	71753
85	17309 INTERSTATE 30 S	Benton	AR	72015
86	2825 N KANSAS EXPY	Springfield	MO	65803
87	1379 HOMER RD	Minden	LA	71055

Store	Building Address	City	State	Zip
88	2100 N MAIN AVE	Mountain Grove	MO	65711
89	94 CECIL ST	Camdenton	MO	65020
90	2115 S MAIN ST	Grove	OK	74344
91	205 DEADRICK RD	Forrest City	AR	72335
92	3020 S ELLIOTT AVE	Aurora	MO	65605
93	201 LANNY BRIDGES AVE	Covington	TN	38019
94	8445 US HIGHWAY 51 N	Millington	TN	38053
95	407 NO. STATE ST	Desloge	MO	63601
96	1700 N STATE ROUTE 291	Harrisonville	MO	64701
97	628 HIGHWAY 51 N	Ripley	TN	38063
98	6091 MER ROUGE RD	Bastrop	LA	71220
99	1445 E CENTRAL CT	Union	MO	63084
100	406 S WALTON BLVD	Bentonville	AR	72712
101	500 S BISHOP AVE	Rolla	MO	65401
102	406 E 22ND ST	Stuttgart	AR	72160
103	196 SHAWNEE MALL DR	Shawnee	OK	74804
104	15427 S FIRST ST	Milan	TN	38358
105	2301 S HARPER RD	Corinth	MS	38834
106	1405 MIDDLE RD	Fulton	KY	42041
107	134 COURTRIGHT RD	Martin	TN	38237
108	1608 S DIVISION ST	Guthrie	OK	73044
109	2000 N WALNUT ST	Cameron	MO	64429
111	2700 S SANTA FE AVE	Chanute	KS	66720
112	1010 HIGHWAY 12 W	Starkville	MS	39759
113	2001 S 1ST ST	Chickasha	OK	73018
114	300 WALMART CIR	Booneville	MS	38829
115	1313 HIGHWAY 45 S	West Point	MS	39773
116	929 S PINE ST	Vivian	LA	71082
117	501 S PARK DR	Broken Bow	OK	74728
118	1515 HIGHWAY 278 E	Amory	MS	38821
119	3150 HARRISON ST	Batesville	AR	72501
120	2716 N CENTRAL AVE	Humboldt	TN	38343
121	1800 S WOOD DR	Okmulgee	OK	74447
122	3051 E JACKSON BLVD	Jackson	MO	63755
123	1500 E WRANGLER BLVD	Seminole	OK	74868
124	8801 BASELINE RD	Little Rock	AR	72209
125	2425 SOUTH ZERO ST	Fort Smith	AR	72901
126	2700 S SHACKLEFORD RD	Little Rock	AR	72205
127	1910 MARTIN LUTHER KING BLVD	Malvern	AR	72104
128	1911 W PARKER RD	Jonesboro	AR	72404
129	1715 N COMMERCE ST	Ardmore	OK	73401
130	1000 W SHAWNEE ST	Muskogee	OK	74401

Store	Building Address	City	State	Zip
131	2311 S JEFFERSON AVE	Mount Pleasant	TX	75455
132	200 STARLITE DR	Kingfisher	OK	73750
133	297 HWY 32 BY-PASS E	Ashdown	AR	71822
134	210 REGIONAL DR	Elk City	OK	73644
135	1000 GRAVES ST	Chillicothe	MO	64601
136	1219 W DOOLIN AVE	Blackwell	OK	74631
137	111 N PERKINS RD	Stillwater	OK	74075
138	1923 E KEARNEY ST	Springfield	MO	65803
139	2015 S GREEN AVE	Purcell	OK	73080
140	2500 DANIEL MCCALL DR	Lufkin	TX	75904
141	8301 ROGERS AVE	Fort Smith	AR	72903
143	310 W 5TH ST	Benton	KY	42025
144	2875 W MRTN LUTHER K	Fayetteville	AR	72704
145	3 TOWN CENTER DR	Bowling Green	MO	63334
146	1102 US HIGHWAY 271 NORTH	Gilmer	TX	75644
147	401 N US HIGHWAY 75	Denison	TX	75020
148	3855 LAMAR AVE	Paris	TX	75462
149	184 OLD WINNFIELD RD	Jonesboro	LA	71251
150	3215 WILLIAMS AVE	Woodward	OK	73801
151	432 S GEORGE NIGH EXPY	Mcalester	OK	74501
152	12862 STATE ROUTE 21	De Soto	MO	63020
153	202 PARK PLAZA DR	New Albany	MS	38652
155	5219 HIGHWAY 51 N	Senatobia	MS	38668
156	STATE HWY 84 WEST	Caruthersville	MO	63830
157	3509 E RACE AVE	Searcy	AR	72143
158	2021 N STATE HIGHWAY 121	Bonham	TX	75418
159	415 CONLEY RD	Columbia	MO	65201
160	219 HIGHWAY 412	Ash Flat	AR	72513
161	180 VETERANS DR N	Huntingdon	TN	38344
162	1201 W PETREE RD	Anadarko	OK	73005
163	4810 NORTH ST	Nacogdoches	TX	75965
164	100 MCCORD RD	Pontotoc	MS	38863
165	2121 US HIGHWAY 79 S	Henderson	TX	75654
166	1433 S SAM HOUSTON BLVD	Houston	MO	65483
167	910 UNITY RD	Crossett	AR	71635
168	12101 E 96TH ST N	Owasso	OK	74055
169	322 BROWNSVILLE LOOP	Lonoke	AR	72086
170	925 KEYSER AVE	Natchitoches	LA	71457
171	950 CALIFORNIA AVE SW	Camden	AR	71701
172	1701 A ROY DR	Washington	MO	63090
173	#1 MEMORIAL DRIVE	Potosi	MO	63664
174	2700 CLEARLAKE RD	Cocoa	FL	32922

Store	Building Address	City	State	Zip
175	560 W POPLAR AVE	Collierville	TN	38017
176	822 CITY AVE S	Ripley	MS	38663
177	1210 MINERAL WELLS AVE	Paris	TN	38242
178	914 E OKLAHOMA BLVD	Alva	OK	73717
179	3520 W SUNSHINE ST	Springfield	MO	65807
180	1311 S JACKSON ST	Jacksonville	TX	75766
181	800 JAMES BOWIE DR	New Boston	TX	75570
182	1831 HIGHWAY 1 S	Greenville	MS	38701
183	159 HIGHWAY 15 S	Louisville	MS	39339
184	600 NE CORONADO DR	Blue Springs	MO	64014
185	1800 LAWRENCE ST	Gainesville	TX	76240
186	301 S VILLAGE RD	El Dorado	KS	67042
188	3439 WILLIAM ST	Cape Girardeau	MO	63701
189	2206 N BALTIMORE ST	Kirksville	MO	63501
190	1500 1ST ST	Kennett	MO	63857
192	2200 BROOKMEADE DR	Columbia	TN	38401
194	4900 GARTH RD	Baytown	TX	77521
195	2203 PATSY LN	Excelsior Springs	MO	64024
196	1450 E MAIN ST	Carbondale	IL	62901
197	1730 E JACKSON ST	Macomb	IL	61455
198	1870 W MAIN ST	Salem	IL	62881
199	825 MALERICH DR	Lincoln	IL	62656
200	1941 W MORTON AVE	Jacksonville	IL	62650
201	2608 GREEN MOUNT COMMONS DR	Belleville	IL	62221
203	937 PARK CIRCLE DR	Brookfield	MO	64628
204	1500 US HIGHWAY 62 W	Princeton	KY	42445
205	1002 W BEACON ST	Philadelphia	MS	39350
206	2041 N REDBUD BLVD	Mckinney	TX	75069
207	772 N AIRPORT RD	Cleveland	OK	74020
209	1516 N 18TH ST	Ozark	AR	72949
210	500 EAST HIGHWAY 270	Holdenville	OK	74848
211	401 COKE AVE	Hillsboro	TX	76645
212	333 N INTERSTATE DR	Norman	OK	73069
213	1205 W FERDON ST	Litchfield	IL	62056
214	800 W GIBSON ST	Jasper	TX	75951
215	620 S APPLEGATE ST	Winona	MS	38967
216	2802 OUTER ROAD DRIVE	Marion	IL	62959
217	801 W MAIN ST	Lewisville	TX	75067
218	1017 MULBERRY AVE	Selmer	TN	38375
219	3201 W BROADWAY BLVD	Sedalia	MO	65301
220	951 SW WILSHIRE BLVD	Burleson	TX	76028
221	1200 GARTH BROOKS BLVD	Yukon	OK	73099

Store	Building Address	City	State	Zip
222	1410 N MARKET ST	Sparta	IL	62286
224	110 DAVIDSON RD	Mount Vernon	IL	62864
225	2705 W BROADWAY AVE	Sulphur	OK	73086
226	201 LOOP 59	Atlanta	TX	75551
227	2400 S COUNTRY CLUB RD	El Reno	OK	73036
228	1616 WEST HENDERSON	Cleburne	TX	76033
229	512 INDUSTRIAL PARK DR	Trumann	AR	72472
230	1501 E WALNUT ST	Paris	AR	72855
231	1419 N COUNTRY CLUB RD	Ada	OK	74820
232	1901 S MISSISSIPPI AVE	Atoka	OK	74525
233	300 LEIGH AVE	Anna	IL	62906
234	8301 N CHURCH RD	Kansas City	MO	64158
235	1900 W MAIN ST	Corning	AR	72422
236	1225 E LOOP 304	Crockett	TX	75835
237	710 S COMMERCIAL ST	Harrisburg	IL	62946
238	1655 W COLLEGE ST	Pulaski	TN	38478
239	220 VETERANS MEMORIAL DR	Kosciusko	MS	39090
240	2701 STATE HIGHWAY 50	Commerce	TX	75428
242	310 HEDGE LN	Paola	KS	66071
243	1971 WENTZVILLE PKWY	Wentzville	MO	63385
244	5940 HIGHWAY 167 N	Winnfield	LA	71483
246	700 W ROGERS BLVD	Skiatook	OK	74070
247	605 E MAIN ST	Henryetta	OK	74437
248	1406 E MILAM ST	Mexia	TX	76667
249	831 HIGHWAY 59 S	Cleveland	TX	77327
250	103 W POLK ST	Warsaw	MO	65355
251	135 NE LOOP 564	Mineola	TX	75773
252	215 E GRANTWAY ST	Du Quoin	IL	62832
253	1316 S STATE ST	Jerseyville	IL	62052
254	1001 NORTH WEST	Olney	IL	62450
256	400 JUNCTION DR	Glen Carbon	IL	62034
257	901 US HIGHWAY 60 E	Morganfield	KY	42437
258	3929 N GLOSTER ST	Tupelo	MS	38804
259	782 E INTERSTATE 30	Rockwall	TX	75087
260	1200 N HIGHWAY 77	Waxahachie	TX	75165
261	4019 CENTRAL AVE	Hot Springs	AR	71913
262	919 GIACONE DR	Benton	IL	62812
264	175 BEASLEY DR	Dickson	TN	37055
265	1900 W MOORE AVE	Terrell	TX	75160
266	1601 W STATE HIGHWAY 114	Grapevine	TX	76051
267	1212 S MADISON ST	Webb City	MO	64870
268	175 JI BELL LN	Savannah	TN	38372

Store	Building Address	City	State	Zip
269	1002 NW SHERIDAN RD	Lawton	OK	73505
271	1341 HIGHWAY 287 N	Bowie	TX	76230
272	3600 MALLORY LN	Franklin	TN	37067
273	100 INTERCHANGE DR	Fulton	MS	38843
274	1110 BATTLEGROUND DR	Iuka	MS	38852
275	1620 W CHURCH ST	Livingston	TX	77351
276	1312 E MAIN ST	Stigler	OK	74462
277	501 SW 19TH ST	Moore	OK	73160
278	1645 E BERT KOUNS INDUSTRIAL L	Shreveport	LA	71105
279	926 E COLLIN RAYE DR	De Queen	AR	71832
280	709 W US HIGHWAY 79	Rockdale	TX	76567
281	1500 HWY 25B NORTH	Heber Springs	AR	72543
282	1550 NASHVILLE RD	Franklin	KY	42134
283	795 TEXAS AVE	Bridge City	TX	77611
284	930 N WALNUT CREEK DR STE 800	Mansfield	TX	76063
285	141 INTERSTATE 45 S	Huntsville	TX	77340
286	700 E ENNIS AVE	Ennis	TX	75119
287	1801 HIGHWAY 78 E	Jasper	AL	35501
288	115 COBB MILL RD	Woodville	TX	75979
289	US 65 SOUTH	Mcgehee	AR	71654
290	1114 E. SARAH DEWITT DRIVE	Gonzales	TX	78629
292	1904 S COLORADO ST	Lockhart	TX	78644
293	1712 E WASHINGTON AVE	Navasota	TX	77868
294	1725 WEST EVERELY BR	Central City	KY	42330
295	131 ERKA TWN CNTR DR	Eureka	MO	63025
296	1172 N. HIGHWAY 7	Dardanelle	AR	72834
297	23561 US HWY 59	Porter	TX	77365
298	1972 HWY 431	Boaz	AL	35957
299	150 WALTON AVE	Bowling Green	KY	42104
300	1625 PELHAM RD S	Jacksonville	AL	36265
301	340 E MEIGHAN BLVD	Gadsden	AL	35903
302	6495 COUNTRY CLUB RD	Murphysboro	IL	62966
303	950 MACKIE DR	Holly Springs	MS	38635
304	3360 TOM AUSTIN HWY	Springfield	TN	37172
305	905 HIGHWAY 16 W	Carthage	MS	39051
306	1450 NO. BRINDLEE MT	Arab	AL	35016
307	1025 GLENWOOD DR	West Monroe	LA	71291
308	2518 HILLSBORO BLVD	Manchester	TN	37355
309	3005 CHARITY STREET	Abbeville	LA	70510
310	729 ODD FELLOWS RD	Crowley	LA	70526
311	200 NORTHWEST BLVD	Franklin	LA	70538
312	891 E LASALLE ST	Ville Platte	LA	70586

Store	Building Address	City	State	Zip
313	2700 RIDGE POINT DR	High Ridge	MO	63049
314	1224 HUNTSVILLE HWY	Fayetteville	TN	37334
315	2453 2ND AVE E	Oneonta	AL	35121
316	973 GILBERT FERRY RD SE	Attalla	AL	35954
317	201 NO. MATTES AVENU	Vandalia	IL	62471
318	109 WP MALONE DR	Arkadelphia	AR	71923
319	2015 W FOXWOOD DR	Raymore	MO	64083
320	600 STATE HWY 6	Marlin	TX	76661
321	203 US LOOP 290 WEST	Brenham	TX	77833
322	2200 BRIARCREST DR	Bryan	TX	77802
323	7292 HWY #509	Mansfield	LA	71052
324	105 W HIGHWAY 16	Bristow	OK	74010
325	908 WALTON WAY	Richmond	MO	64085
326	1180 W 19TH ST	Higginsville	MO	64037
327	1107 S MAIN ST	Jay	OK	74346
328	961 N MARKET ST	Waterloo	IL	62298
329	5560 MCCLELLAN BLVD	Anniston	AL	36206
330	9002 N NAVARRO ST	Victoria	TX	77904
331	525 N CITIES SERVICE HWY	Sulphur	LA	70663
332	6140A UNIV DRIVE	Huntsville	AL	35806
333	1701 N MAIN ST	Beaver Dam	KY	42320
334	18600 SHIPMAN BLACKT	Carlinville	IL	62626
335	2196 EMPORIUM DR	Jackson	TN	38305
336	1308 S ROCK ST	Sheridan	AR	72150
337	1025 WALTON DR	Fredericktown	MO	63645
338	29 SW 1ST LN	Lamar	MO	64759
339	1123 HIGHWAY 79 167 BYP	Fordyce	AR	71742
340	131 PAUL CARR DR	Checotah	OK	74426
341	1174 PONY EXPRESS HWY	Marysville	KS	66508
342	701 HOPI ST	Hiawatha	KS	66434
343	1530 W SPRINGFIELD RD	Taylorville	IL	62568
344	3413 WEST LOOP	El Campo	TX	77437
345	2223 S LOOP 256	Palestine	TX	75801
346	719 W 7TH AVE	Augusta	KS	67010
347	633 HIGHWAY 82 W	Indianola	MS	38751
348	427 HIGHWAY 425 N	Monticello	AR	71655
350	101 E DAVID DR	York	NE	68467
352	HWY 150/2206 STATE S	Chester	IL	62233
353	2121 STATE HIGHWAY 16 S	Graham	TX	76450
354	1888 HIGHWAY 28	Owensville	MO	65066
355	2900 PEPPERELL PKWY	Opelika	AL	36801
356	1717 S COLLEGE ST	Auburn	AL	36832

Store	Building Address	City	State	Zip
357	1003 W NEWTON ST	Versailles	MO	65084
358	367 W CHERRY ST	Alma	AR	72921
359	3919 NO. MALL AVE	Fayetteville	AR	72703
360	3100 E MAIN ST	Cushing	OK	74023
361	1040 COLLINSVILLE CROSSING BLV	Collinsville	IL	62234
362	2575 US HIGHWAY 43	Winfield	AL	35594
363	855 CHEROKEE DR	Marshall	MO	65340
364	810 HURST ST	Center	TX	75935
365	5520 HIGHWAY 80 E	Pearl	MS	39208
366	4525 HIGHWAY 411	Madisonville	TN	37354
368	3201 NO 16TH ST	Parsons	KS	67357
369	2202 PIKE RD	Winfield	KS	67156
370	2022 E 16TH ST	Wellington	KS	67152
371	735 E HIGHWAY 377	Granbury	TX	76048
372	1905 N 14TH AVE	Dodge City	KS	67801
373	157 GARY HATFIELD WAY	Huntsville	AR	72740
374	11207 S STATE HIGHWAY 51	Coweta	OK	74429
375	3031 MEMORIAL PKWY SW	Huntsville	AL	35801
376	2536 AIRLINE DR	Bossier City	LA	71111
378	209 ARIZONA AVENUE RELOCATION	Holton	KS	66436
379	2004 W MARLER LN	Ozark	MO	65721
380	1359 W 2ND ST	Waldron	AR	72958
381	2720 E HIGHWAY 190	Copperas Cove	TX	76522
382	2101 S PRINCETON ST	Ottawa	KS	66067
383	1100 US HIGHWAY 96 N	Silsbee	TX	77656
384	100 NO. LHS DRIVE	Lumberton	TX	77657
385	1202 E BROADWAY ST	Cuero	TX	77954
386	303 E INTERSTATE DR	Jennings	LA	70546
387	3100 E 1ST ST	Chandler	OK	74834
388	2100 NO. 62ND ST.	Fort Smith	AR	72904
389	1225 W I-35 FRONTAGE	Edmond	OK	73034
390	275 WALTON DR	Waverly	TN	37185
391	2270 W MAIN ST	Tupelo	MS	38801
392	1349 E EAGLE RD	Weatherford	OK	73096
393	2171 S HIGHLAND AVE	Jackson	TN	38301
394	15445 HIGHWAY 24	Moulton	AL	35650
395	2410 E EXPRESSWAY 83	Mission	TX	78572
396	3812 LIBERTY HWY	Anderson	SC	29621
397	1200 E JACKSON AVE	Mcallen	TX	78503
398	515 E LOOP 281	Longview	TX	75605
399	2440 GILMER RD	Longview	TX	75604
400	1407 N LOOP 336 W	Conroe	TX	77304

Store	Building Address	City	State	Zip
401	59690 BELLEVIEW DR	Plaquemine	LA	70764
402	1932 REES ST	Breaux Bridge	LA	70517
403	13675 HIGHWAY 43	Russellville	AL	35653
404	1015 HIGHWAY 80	San Marcos	TX	78666
405	2204 S 5TH ST	Leesville	LA	71446
406	570 ENON SPRINGS RD E	Smyrna	TN	37167
407	1400 LOWES BLVD	Killeen	TX	76542
408	8585 MEMORIAL BLVD	Port Arthur	TX	77640
409	42466 HIGHWAY 195	Haleyville	AL	35565
410	809 N 12TH ST	Murray	KY	42071
411	660 E MADISON ST	Houston	MS	38851
412	1405 E TYLER ST	Athens	TX	75751
413	1401 STATE HIGHWAY 100	Port Isabel	TX	78578
414	5131 GREENBRIAR RD	Wichita Falls	TX	76302
415	123 SAINT NAZAIRE RD	Broussard	LA	70518
416	140 JOE B JACKSON PARKWAY	Murfreesboro	TN	37127
417	1750 S BROADWAY ST	Sulphur Springs	TX	75482
418	2831 HIGHWAY 15	Fairbury	NE	68352
419	2003 E 1ST ST	Pratt	KS	67124
420	2700 CENTRAL FWY	Wichita Falls	TX	76306
421	800 S US HWY 81/287	Decatur	TX	76234
422	1304 E MAIN ST	Robinson	IL	62454
423	630 COLONIAL PROMENADE PKWY	Alabaster	AL	35007
424	1415 7TH ST S	Clanton	AL	35045
425	10675 HIGHWAY 5	Brent	AL	35034
426	4691 STATE HIGHWAY 121	Colony	TX	75056
427	7401 INTERSTATE HIGHWAY 30	Greenville	TX	75402
428	5801 MAIN ST	Zachary	LA	70791
429	1724 W UNIVERSITY DR	Edinburg	TX	78539
430	1225 PARIS RD	Mayfield	KY	42066
431	3220 IRVIN COBB DR	Paducah	KY	42003
432	214 HAYNES ST	Talladega	AL	35160
433	2200 SPARKMAN DR NW	Huntsville	AL	35810
434	11610 MEMORIAL PKWY SW	Huntsville	AL	35803
435	12495 STATE ROUTE 143	Highland	IL	62249
436	2591 12TH ST	Carlyle	IL	62231
437	310 OVERCREEK WAY	Sealy	TX	77474
438	3732 W WALKER ST	Breckenridge	TX	76424
440	2401 HIGHWAY 35 N	Rockport	TX	78382
442	1133 E GEN’L CAVAZOS	Kingsville	TX	78363
443	109 22ND ST	Hondo	TX	78861
444	3315 S CAMPBELL AVE	Springfield	MO	65807

Store	Building Address	City	State	Zip
445	1801 ELIZABETHTOWN RD	Leitchfield	KY	42754
446	1620 E MAIN ST	Madisonville	TX	77864
447	2410 DODSON AVE	Del Rio	TX	78840
448	6235 W PORT AVE	Shreveport	LA	71129
449	4999 N TWIN CITY HWY	Port Arthur	TX	77642
450	9550 MANSFIELD RD	Shreveport	LA	71118
451	1201 GRINDSTONE PKWY	Columbia	MO	65201
452	2800 W NOLANA AVE	Mcallen	TX	78504
453	1007 N DOUGLASS ST	Malden	MO	63863
454	150 COMMERCE DRIVE	Fairfield	IL	62837
456	3500 W ALTON GLOOR BLVD	Brownsville	TX	78520
457	1350 N MAIN ST	Vidor	TX	77662
458	2501 W WHEELER AVE	Aransas Pass	TX	78336
459	10300 INDUSTRIAL BLVD NE	Covington	GA	30014
460	10 W 2ND ST	Pana	IL	62557
461	496 S BIBB AVE	Eagle Pass	TX	78852
462	400 HIGHWAY 35 BYP N	Alvin	TX	77511
463	502 E FM 351	Beeville	TX	78102
464	3829 US HIGHWAY 77	Corpus Christi	TX	78410
465	305 10TH STREET	Floresville	TX	78114
466	1604 W MARKET ST	Bolivar	TN	38008
467	1515 S LOOP 288	Denton	TX	76205
468	133 ARKANSAS BLVD	Texarkana	AR	71854
469	3415 GERSTNER MEMORIAL BLVD	Lake Charles	LA	70607
470	1821 S PADRE ISLAND DR	Corpus Christi	TX	78416
471	150 N INTERSTATE 35 E	Lancaster	TX	75146
472	2301 W KENOSHA ST	Broken Arrow	OK	74012
473	US HWY 290/2374 E AU	Giddings	TX	78942
474	1002 N WELLS ST	Edna	TX	77957
475	2701 S INTERSTATE 35	Round Rock	TX	78664
476	2805 S STATE HIGHWAY 36	Gatesville	TX	76528
477	9334 DAYTON PIKE	Soddy Daisy	TN	37379
478	819 N OAK ST	Pearsall	TX	78061
479	2500 N MAIN ST	Altus	OK	73521
480	151 SHETLAND DR	Pittsfield	IL	62363
481	101 DETTRO DR	Mattoon	IL	61938
482	301 N COLUMBIA DR	West Columbia	TX	77486
483	1903 COBBS FORD RD	Prattville	AL	36066
484	3300 IOWA ST	Lawrence	KS	66046
485	37000 HIGHWAY 3089	Donaldsonville	LA	70346
486	12801 KANSAS AVE	Bonner Springs	KS	66012
487	10 CLINTON PLZ	Clinton	IL	61727

Store	Building Address	City	State	Zip
488	1940 PAT THOMAS PKWY	Quincy	FL	32351
489	2799 W THOMAS ST	Hammond	LA	70401
490	1250 FLOUR BLUFF DR	Corpus Christi	TX	78418
491	5130 HINKLEVILLE RD	Paducah	KY	42001
492	650 KIMMELL RD	Vincennes	IN	47591
493	305 LETTON DR	Paris	KY	40361
494	1025 HIGHWAY 34 E	Newnan	GA	30265
495	1913 HIGHWAY 45 N	Columbus	MS	39705
497	500 TAYLORSVILLE RD	Shelbyville	KY	40065
498	3670 W OAK ST	Jena	LA	71342
499	5505 W OWEN K GARRIOTT RD	Enid	OK	73703
500	4530 WOODROW BEAN	El Paso	TX	79924
501	1621 HIGHWAY 15 N	Laurel	MS	39440
502	16759 HWY 3235	Cut Off	LA	70345
503	2103 MILAM ST	Columbus	TX	78934
504	6702 SEAWALL BLVD	Galveston	TX	77551
505	1125 N PINE ST	Deridder	LA	70634
506	1540 N WORTHEY ST	Flora	IL	62839
507	1000 BYPASS N	Lawrenceburg	KY	40342
508	1216 JUNCTION HWY	Kerrville	TX	78028
510	400 SHALLOWFORD RD NW	Gainesville	GA	30504
511	1283 BROAD ST	Sumter	SC	29150
512	10727 GATEWAY BLVD W	El Paso	TX	79935
513	201 W MARCY DR	Big Spring	TX	79720
514	2035 WHISKEY RD	Aiken	SC	29803
515	2330 US 19	Murphy	NC	28906
516	1200 W MAIN ST	Gun Barrel City	TX	75156
517	951 E STATE HIGHWAY 152	Mustang	OK	73064
518	1550 RIVERSTONE PKWY	Canton	GA	30114
519	591 JOSEPH DR	Harrodsburg	KY	40330
520	440 ATLANTA HWY N.W.	Winder	GA	30680
521	2500 N MARTIN LUTHER KING HWY	Lake Charles	LA	70601
522	14215 FM 2100 RD	Crosby	TX	77532
523	4609 NW LOOP 436	Carthage	TX	75633
524	200 BUSINESS PARK BLVD	Kenedy	TX	78119
525	825 CASA VERDE BLVD	Lake Mary	FL	32746
526	3706 DIANN MARIE RD	Louisville	KY	40241
527	1801 N VELASCO ST	Angleton	TX	77515
528	2911 53RD AVE E	Braden River	FL	34203
529	6410 INTERSTATE 45	La Marque	TX	77568
530	2730 N WEST AVE	El Dorado	AR	71730
531	3142 AMBASSADOR CAFFERY PKWY	Lafayette	LA	70506

Store	Building Address	City	State	Zip
532	308 N AIRLINE HWY	Gonzales	LA	70737
533	1205 E ADMIRAL DOYLE DR	New Iberia	LA	70560
534	1229 NE EVANGELINE TRWY	Lafayette	LA	70501
535	4350 SOUTHWEST DR	Abilene	TX	79606
536	1650 STATE HIGHWAY 351	Abilene	TX	79601
537	4210 JOHN BEN SHEPHE	Odessa	TX	79762
538	5700 NW 23RD ST	Gainesville	FL	32653
539	2050 N MALL DR	Alexandria	LA	71301
540	973 HIGHWAY 90 E	Morgan City	LA	70380
541	880 N HIGHWAY 190	Covington	LA	70433
542	1633 MARTIN LUTHER KING JR BLV	Houma	LA	70360
543	1629 E CRESSWELL LN	Opelousas	LA	70570
544	5401 TINKER DIAGONAL ST	Oklahoma City	OK	73115
545	240 MANCHESTER SQUARE SHPG CTR	Manchester	KY	40962
546	5330 FM1640	Richmond	TX	77469
547	2602 JAMES L REDMAN PKWY	Plant City	FL	33566
548	630 COLLINS HILL RD	Lawrenceville	GA	30046
549	3800 N LOVINGTON HWY	Hobbs	NM	88240
550	2610 W HAVEN RD	Lawrenceville	IL	62439
551	1024 SO. STATE ROAD	Palatka	FL	32177
552	350 WHITESBURG PLAZA	Whitesburg	KY	41858
553	39142 NATCHEZ DR	Slidell	LA	70461
554	5610 SAN BERNARDO AVE	Laredo	TX	78041
555	2423 US HIGHWAY 80 W	Dublin	GA	31021
556	2425 MEMORIAL DR	Waycross	GA	31503
557	2301 INDUSTRIAL RD	Emporia	KS	66801
558	2900 S 9TH ST	Salina	KS	67401
559	3003 N HIGHWAY 61	Muscatine	IA	52761
560	4201 N BELT HWY	Saint Joseph	MO	64506
561	1410 E MAIN ST	Eastland	TX	76448
562	8551 WHITFIELD AVE	Leeds	AL	35094
563	2400 VETERANS MEMORIAL PKWY	Orange City	FL	32763
564	6100 W RENO AVE	Oklahoma City	OK	73127
565	3801 W STATE HIGHWAY 31	Corsicana	TX	75110
566	1115 AMERICAN WAY	Boonville	IN	47601
567	475 STATE HIGHWAY 36 N	Caldwell	TX	77836
568	1 MYERS ST	Carthage	TN	37030
569	2988 BURKESVILLE RD	Columbia	KY	42728
571	112 OSBOURNE WAY	Georgetown	KY	40324
572	1201 STONE ST	Kilgore	TX	75662
573	1000 NE SAM WALTON LN	Lees Summit	MO	64086
574	2751 BEAVER RUN BLVD	Surfside Beach	SC	29575

Store	Building Address	City	State	Zip
575	12182 HIGHWAY 92	Woodstock	GA	30188
576	207 S MEMORIAL DR	Tulsa	OK	74112
577	13600 S ALDEN ST	Olathe	KS	66062
578	1414 PARKWAY	Sevierville	TN	37862
579	2355 US HIGHWAY 1 S	St Augustine	FL	32086
580	1050 E VAN FLEET DR	Bartow	FL	33830
581	2802 S CENTER ST	Marshalltown	IA	50158
582	1590 DUNLAWTON AVE	Port Orange	FL	32127
583	19740 ALBERTA ST	Oneida	TN	37841
584	20 FERGUSON BLVD	Dry Ridge	KY	41035
585	2377 DAVE LYLE BLVD	Rock Hill	SC	29730
586	2709 CHURCH ST STE A	Conway	SC	29526
587	202 SAM WALTON DR	Sparta	TN	38583
588	2825 LEDO RD	Albany	GA	31707
589	11901 STANDIFORD PLAZA DR	Louisville	KY	40229
590	6300 OAKMONT BLVD	Fort Worth	TX	76132
591	805 US HIGHWAY 27 S	Cynthiana	KY	41031
592	2020 N NELSON DR	Derby	KS	67037
593	1450 BOWENS MILL RD SE	Douglas	GA	31533
594	125 PAVILION PKWY	Fayetteville	GA	30214
595	1801 W LINCOLN ST	Harlingen	TX	78552
596	1713 S PARK AVE	Herrin	IL	62948
598	5411 2ND AVE	Kearney	NE	68847
599	3200 FT HENRY DRIVE	Kingsport	TN	37664
600	2801 NO. CHARLES ST.	Pampa	TX	79065
601	5501 SHERWOOD WAY	San Angelo	TX	76904
602	1025 SAWDUST RD	Spring	TX	77380
603	3320 VETERANS DR	Pekin	IL	61554
604	4310 MONTGOMERY HWY	Dothan	AL	36303
605	1955 E MONTGOMERY XRD	Savannah	GA	31406
606	4725 US HIGHWAY 80 E	Savannah	GA	31410
607	923 W 11TH ST	Hobart	OK	73651
608	4517 N MIDLAND DR	Midland	TX	79707
609	3650 STARDUST DR	Hannibal	MO	63401
610	2765 W WASHINGTON ST	Stephenville	TX	76401
611	4500 N MAIN ST STE A	Roswell	NM	88201
612	2250 LINCOLN AVE	Charleston	IL	61920
613	1521 W GRANADA BLVD	Ormond Beach	FL	32174
614	803 NEW FRANKLIN RD	Lagrange	GA	30240
615	101 MARKET PLACE BLVD	Cartersville	GA	30121
616	2795 NORTH RD	Orangeburg	SC	29118
617	757 W WOLFE ST	Sullivan	IN	47882

Store	Building Address	City	State	Zip
618	4166 JIMMY LEE SMITH PKWY	Hiram	GA	30141
619	3034 RHEA COUNTY HWY	Dayton	TN	37321
620	220 CENTURY BLVD	Bristol	TN	37620
621	900 US 52 HWY	Lake City	SC	29560
622	7800 N.W. EXPRESSWAY	Oklahoma City	OK	73132
623	545 PINE ISLAND RD	North Fort Myers	FL	33903
624	2812 MAIN ST	Newberry	SC	29108
625	1310 N FRASER ST	Georgetown	SC	29440
626	2000 HOBBS HWY	Seminole	TX	79360
627	805 ENTERPRISE RD	Dillon	SC	29536
628	9880 DORCHESTER RD	Summerville	SC	29485
629	513 N DUNCAN BYP	Union	SC	29379
630	230 N BELTLINE DR	Florence	SC	29501
631	115 ROLLING HILLS CIR	Easley	SC	29640
632	1481 N HIGHWAY 17	Mount Pleasant	SC	29464
633	730 TENNEY ST	Kewanee	IL	61443
634	2240 W DEKALB ST	Camden	SC	29020
635	6000 OGEECHEE RD	Savannah	GA	31419
636	2111 CLAUDE BAILEY PKWY	Princeton	IL	61356
637	200 FRONTIER ST	Lexington	NE	68850
638	165 WALTON DR	Gaffney	SC	29341
639	150 ALTAMA CONNECTOR	Brunswick	GA	31525
640	1451 WOODRUFF RD	Greenville	SC	29607
641	6134 WHITE HORSE RD	Greenville	SC	29611
642	1040 CHESTERFIELD HWY	Cheraw	SC	29520
643	10820 KINGS RD	Myrtle Beach	SC	29572
644	651 HIGHWAY 28 BYP	Anderson	SC	29624
645	2400 W PASEWALK AVE	Norfolk	NE	68701
646	101 115TH ST	Anamosa	IA	52205
647	415 INDUSTRIAL AVE	Grinnell	IA	50112
648	1661 JUNGERMANN RD	Saint Peters	MO	63304
649	3175 CHENEY HWY	Titusville	FL	32780
650	1941 NEELEY RD	Big Stone Gap	VA	24219
651	4145 DOWLEN RD	Beaumont	TX	77706
652	3101 E KANSAS AVE	Garden City	KS	67846
653	300 CLINIC DR	Hopkinsville	KY	42240
655	1756 E CENTER ST	Madisonville	KY	42431
656	1880 N MAIN ST	Shelbyville	TN	37160
657	768 S JEFFERSON AVE	Cookeville	TN	38501
658	2510 REDMOND CIR NW	Rome	GA	30165
659	7044 CHARLOTTE PIKE	Nashville	TN	37209
660	517 AVALON AVE	Muscle Shoals	AL	35661

Store	Building Address	City	State	Zip
661	1011 US HIGHWAY 72 E	Athens	AL	35611
662	2800 SPRING AVN. S.W	Decatur	AL	35603
663	1815 DECATUR PIKE	Athens	TN	37303
664	4301 VINE ST	Hays	KS	67601
665	725 CAMPBELLSVILLE BYP	Campbellsville	KY	42718
666	3525 US HIGHWAY 27 N	Sebring	FL	33870
667	2111 N JACKSON ST	Tullahoma	TN	37388
668	915 N CHANCERY ST	Mcminnville	TN	37110
669	2545 E WALNUT AVE	Dalton	GA	30721
670	626 OLIVE ST SW	Cullman	AL	35055
671	615 S CUMBERLAND ST	Lebanon	TN	37087
672	1030 HUNTERS CROSSIN	Alcoa	TN	37701
673	3050 WILMA RUDOLPH BLVD	Clarksville	TN	37040
674	1112 NASHVILLE PIKE	Gallatin	TN	37066
675	1601 W REELFOOT AVE	Union City	TN	38261
676	1102 NO. GATEWAY AVE	Rockwood	TN	37854
677	2650 LAKE RD	Dyersburg	TN	38024
678	1075 COSBY HWY	Newport	TN	37821
680	3755 E ANDREW JOHNSON HWY	Greeneville	TN	37745
681	11697 US HIGHWAY 431	Guntersville	AL	35976
682	2000 OLD FORT PKWY	Murfreesboro	TN	37129
683	2130 N LOCUST AVE	Lawrenceburg	TN	38464
684	547 W CHURCH ST	Lexington	TN	38351
685	475 CROCKETT TRACE DR	Morristown	TN	37813
686	120 BENJAMIN H HILL DR W	Fitzgerald	GA	31750
687	168 OBED PLZ STE 108	Crossville	TN	38555
688	5824 NOLENSVILLE PIKE	Nashville	TN	37211
689	177 WASHINGTON DR	Somerset	KY	42501
690	1001 OVER MOUNTAIN DR	Elizabethton	TN	37643
691	2001 GLENN BLVD SW	Fort Payne	AL	35968
692	100 WALTON AVE	Danville	KY	40422
693	1589 KENTUCKY / HWY	Jackson	KY	41339
694	1195 BARRETT BLVD	Henderson	KY	42420
695	2232 GALLATIN PIKE	Madison	TN	37115
696	477 VILLAGE DR	Prestonsburg	KY	41653
697	2600 SW 19TH AVENUE RD	Ocala	FL	34471
698	4495 KEITH ST NW	Cleveland	TN	37312
699	2530 JACKSON AVE W	Oxford	MS	38655
700	1501 AL HIGHWAY 14 E	Selma	AL	36703
701	5031 FREDERICA ST	Owensboro	KY	42301
702	1859 BYPASS RD	Winchester	KY	40391
703	27650 STATE HIGHWAY 249	Tomball	TX	77375

Store	Building Address	City	State	Zip
705	17030 US HIGHWAY 441	Mount Dora	FL	32757
706	7631 GALL BLVD	Zephyrhills	FL	33541
707	1000 S STATE ST	Clarksdale	MS	38614
708	2150 IOWA BLVD	Vicksburg	MS	39180
709	100 WALMART DR	Elizabethtown	KY	42701
710	4424 LEBANON PIKE	Hermitage	TN	37076
711	2345 HAPPY VALLEY RD	Glasgow	KY	42141
712	24833 JOHN T REID PRKWY	Scottsboro	AL	35768
713	12650 US HIGHWAY 301	Dade City	FL	33525
714	602 SHELIA STREET	West Helena	AR	72390
715	1501 SKYLAND BLVD E	Tuscaloosa	AL	35405
716	2202 HIGHWAY 82 W	Greenwood	MS	38930
718	2120 US HIGHWAY 92 W	Auburndale	FL	33823
719	820 EASTERN BYP	Richmond	KY	40475
720	301 LEONARDWOOD RD	Frankfort	KY	40601
721	19100 MURDOCK CIR	Port Charlotte	FL	33948
722	1735 S HIGHWAY 27	Carrollton	GA	30117
723	1420 HIGHWAY 231 S	Troy	AL	36081
724	630 E BROADWAY BLVD	Jefferson City	TN	37760
725	36205 US HIGHWAY 27	Haines City	FL	33844
726	2643 HIGHWAY 280	Alexander City	AL	35010
727	1585 ROME HWY	Cedartown	GA	30125
728	25 PEMBROKE DR	Hilton Head	SC	29926
729	3795 E JOHN ROWAN BLVD	Bardstown	KY	40004
730	41301 US HIGHWAY 280	Sylacauga	AL	35150
731	969 US HIGHWAY 80 W	Demopolis	AL	36732
733	3501 20TH AVE	Valley	AL	36854
734	600 BOLL WEEVIL CIR	Enterprise	AL	36330
735	2675 DECHERD BLVD	Winchester	TN	37398
736	120 SAM WALTON DR	Russellville	KY	42276
737	1334 NO. ELLINGTON P	Lewisburg	TN	37091
738	2200 HIGHWAY 641 N	Camden	TN	38320
739	US HWY 441 HWY 25E	Middlesboro	KY	40965
740	1537 S US HIGHWAY 231	Ozark	AL	36360
741	911 HIGHWAY 321 N	Lenoir City	TN	37771
742	2500 W STONE DR	Kingsport	TN	37660
743	100 EAST I-240 SERVICE RD	Oklahoma City	OK	73149
744	6626 FM 1960 RD E	Humble	TX	77346
745	5600 N HENRY BLVD	Stockbridge	GA	30281
746	3401 S 31ST ST	Temple	TX	76502
747	1511 CAMP JACKSON RD	Cahokia	IL	62206
748	300 IOWA SPEEDWAY DR	Newton	IA	50208

Store	Building Address	City	State	Zip
749	3015 GRAND AVE	Ames	IA	50010
750	302 ENTERPRISE DR	Independence	IA	50644
751	1650 WASHINGTON ST	Pella	IA	50219
752	5200 FAIRMONT PKWY	Pasadena	TX	77505
753	525 BRANDILYNN BLVD	Cedar Falls	IA	50613
754	147 NORTHSIDE DR E	Statesboro	GA	30458
755	4610 S COULTER ST	Amarillo	TX	79119
756	13427 HIGHWAY 27	Trion	GA	30753
757	2151 W OAKLAWN RD	Pleasanton	TX	78064
758	1711 E LAMAR ST	Americus	GA	31709
759	1480 US HIGHWAY 17 N	Wauchula	FL	33873
760	1002 OLD US 60 E	Hardinsburg	KY	40143
761	4858 HIGHWAY 1	Raceland	LA	70394
762	9248 PARKWAY E	Birmingham	AL	35206
764	750 ACADEMY DR	Bessemer	AL	35022
765	16503 NACOGDOCHES RD	San Antonio	TX	78247
766	3100 HOUGH RD	Florence	AL	35630
767	2767 W US HIGHWAY 90	Lake City	FL	32055
768	1313 N FRY RD	Katy	TX	77449
769	4150 TAMIAMI TRL S	Venice	FL	34293
770	3503 10TH ST	Great Bend	KS	67530
771	1500 E MERRITT ISLAND CSWY	Merritt Island	FL	32952
772	3506 HIGHWAY 6 S	Houston	TX	77082
773	1538 HIGHWAY 190	Eunice	LA	70535
774	818 E 23RD ST	Columbus	NE	68601
775	659 KNOX SQUARE DR	Galesburg	IL	61401
776	3010 E 23RD ST	Fremont	NE	68025
777	3115 EDGAR BROWN DR	West Orange	TX	77630
778	5001 TAYLOR RD	Punta Gorda	FL	33950
779	3501 S FLORIDA AVE	Lakeland	FL	33803
780	2050 W SPRING ST	Monroe	GA	30655
781	2700 US HIGHWAY 281	Marble Falls	TX	78654
782	3100 E MAIN ST	Uvalde	TX	78801
783	705 E BRIGGS DR	Macon	MO	63552
784	1045 N GRAND AVE	Mount Pleasant	IA	52641
785	1350 AZALEA DR	Waynesboro	MS	39367
786	2300 SYCAMORE RD	Dekalb	IL	60115
787	7050 HIGHWAY 85	Riverdale	GA	30274
788	1966 HIGHWAY 65 S	Clinton	AR	72031
789	200 US HIGHWAY 80 E	Mesquite	TX	75149
790	1902 W B ST	Mccook	NE	69001
791	2701 E MAIN ST	Alice	TX	78332

Store	Building Address	City	State	Zip
792	1500 SE 5TH ST	Aledo	IL	61231
793	1701 N 23RD ST	Canyon	TX	79015
794	1905 E 17TH AVE	Hutchinson	KS	67501
795	11391 DUNBARTON BLVD	Barnwell	SC	29812
796	5307 RT. 251	Peru	IL	61354
797	324 W AGENCY RD	West Burlington	IA	52655
798	108 KYDEN DR.	Marshall	IL	62441
799	250 E TUCKER RD	Liberal	KS	67901
800	2501 CITRUS BLVD	Leesburg	FL	34748
801	1605 S MAIN ST	Maryville	MO	64468
802	300 6TH AVE WEST	Monroe	WI	53566
803	401 ONTARIO AVE	Bogalusa	LA	70427
804	601 NO. FM 1821	Mineral Wells	TX	76067
805	653 GRAVOIS BLUFFS BLVD	Fenton	MO	63026
806	571 WALTON BLVD	Las Cruces	NM	88001
807	6401 NE LOOP 820	North Richland Hills	TX	76180
808	121 HIGHWAY 332 W	Lake Jackson	TX	77566
809	92 PLAZA LN	Oxford	AL	36203
810	4151 4TH ST SW	Mason City	IA	50401
811	2725 SE HIGHWAY 70	Arcadia	FL	34266
812	2003 S DUMAS AVE	Dumas	TX	79029
813	401 W COMMERCE ST	Brownwood	TX	76801
814	2101 S PARROTT AVE	Okeechobee	FL	34974
815	4252 HIGHWAY 54	Osage Beach	MO	65065
816	960 BROOKWAY BLVD	Brookhaven	MS	39601
817	4444 W VINE ST	Kissimmee	FL	34746
818	10270 FRONT BEACH RD	Panama City Beach	FL	32407
819	1619 DEL PRADO BLVD S	Cape Coral	FL	33990
820	2150 MAIN ST	Boonville	MO	65233
821	3728 N PRINCE ST	Clovis	NM	88101
822	3700 E INTERSTATE 40	Amarillo	TX	79103
823	1101 E PROSPECT AVE	Ponca City	OK	74601
824	8000 ACADEMY RD NE	Albuquerque	NM	87111
825	1283 US HIGHWAY 27 N	Stanford	KY	40484
826	4600 E MAIN ST	Farmington	NM	87402
827	603 E HIGHWAY 243	Canton	TX	75103
828	2373 E MAIN ST	Plainfield	IN	46168
829	3251 CERRILLOS RD	Santa Fe	NM	87507
830	1901 1ST AVE	Rock Falls	IL	61071
831	301 SAN MATEO BLVD SE	Albuquerque	NM	87108
833	1344 ILLINOIS HWY #1	Carmi	IL	62821
834	810 S 37TH ST	Bethany	MO	64424

Store	Building Address	City	State	Zip
835	400 EUBANK BLVD NE	Albuquerque	NM	87123
836	6586 GA HIGHWAY 40 E	Saint Marys	GA	31558
837	333 E WALNUT ST	Thayer	MO	65791
838	220 S HIGHWAY 97	Sand Springs	OK	74063
839	9350 CORTANA PL	Baton Rouge	LA	70815
840	515 N HOUSTON RD	Warner Robins	GA	31093
841	1126 HIGHWAY 38 NORTH	Tipton	IA	52772
842	4200 DILLON DR	Pueblo	CO	81008
843	165 US HIGHWAY 19 S	Camilla	GA	31730
844	333 E US ROUTE 6	Morris	IL	60450
845	1250 W DALLAS ST	Buffalo	MO	65622
846	1915 W. STATE HWY. 71	La Grange	TX	78945
847	601 E LEFFLER ST	Dodgeville	WI	53533
848	6811 SOUTHCREST PKWY	Southaven	MS	38671
849	155 LOUETTA XING	Spring	TX	77373
850	2701 CARLISLE BLVD NE	Albuquerque	NM	87110
851	26180 US HIGHWAY 70 E	Ruidoso Downs	NM	88346
852	4041 VETERANS DR	Ottawa	IL	61350
853	685 SCHILLINGER RD S	Mobile	AL	36695
854	2460 E WABASH ST	Frankfort	IN	46041
855	4735 JONESBORO RD	Union City	GA	30291
856	404 HWY 27 NO. BYPAS	Bremen	GA	30110
857	3653 S ORLANDO DR	Sanford	FL	32773
858	361 8TH AVE NE	Cairo	GA	39828
859	2000 STATE ROAD 60 E	Lake Wales	FL	33898
860	1699 N WOODLAND BLVD	Deland	FL	32720
861	4215 S LOOP 289	Lubbock	TX	79423
862	751 W OGLETHORPE HWY	Hinesville	GA	31313
863	4180 US HWY 431	Roanoke	AL	36274
864	3109 E 1ST ST	Vidalia	GA	30474
865	1209 S INTERSTATE 35	New Braunfels	TX	78130
866	5245 RANGELINE SERVICE RD S	Mobile	AL	36619
867	3322 AVENUE I	Scottsbluff	NE	69361
868	2401 S CANAL ST	Carlsbad	NM	88220
869	3333 CLARK ST	Alamosa	CO	81101
870	4040 N NEWTON ST	Jasper	IN	47546
871	101 W US HIGHWAY 60	Mountain View	MO	65548
872	1919 N MAIN ST	Pearland	TX	77581
873	926 PASEO DEL PUEBLO SUR	Taos	NM	87571
874	314 SGT. S. PRENTISS	Natchez	MS	39120
875	815 S WHEATLEY ST	Ridgeland	MS	39157
876	25800 HIGHWAY 171	Many	LA	71449

Store	Building Address	City	State	Zip
877	2406 W ROOSEVELT BLVD	Monroe	NC	28110
878	1500 MARKET PLACE BLVD	Cumming	GA	30041
879	419 HIGHWAY 52 BYP W	Lafayette	TN	37083
880	4100 W AIRPORT FWY	Irving	TX	75062
881	5556 SUNSET BLVD	Lexington	SC	29072
882	38020 US HIGHWAY 18	Prairie Du Chien	WI	53821
884	2500 PROGRESS PKWY	Shelbyville	IN	46176
885	1326 280TH	Seward	NE	68434
886	3036 1ST AVE S	Fort Dodge	IA	50501
887	36 BYRD BLVD	Petal	MS	39465
888	400 S FRAN	Butler	MO	64730
889	15328 US HIGHWAY 19 S	Thomasville	GA	31757
890	11250 E COLONIAL DR	Orlando	FL	32817
891	4115 E LINCOLNWAY	Sterling	IL	61081
892	1002 SE NATIONAL DR	Ankeny	IA	50021
893	401 LINWOOD PLZ	Lindsay	OK	73052
894	6625 S MEMORIAL DR	Tulsa	OK	74133
895	100 OZARK DR	Cuba	MO	65453
896	2225 W INTERSTATE 20	Grand Prairie	TX	75052
897	2610 W DICKINSON BLVD	Fort Stockton	TX	79735
898	1903 S CEDAR ST	Pecos	TX	79772
899	340 NORMAN DR	Valdosta	GA	31601
900	2801 AVENUE F NW	Childress	TX	79201
901	550 SOUTH 123 BYPASS	Seguin	TX	78155
902	1750 INDIANAPOLIS RD	Greencastle	IN	46135
903	2711 GREENWAY DR	Jackson	MS	39204
904	2200 S MCKENZIE ST	Foley	AL	36535
905	2285 EAST KEN PRATT BLVD	Longmont	CO	80504
906	1650 W MALONEY AVE	Gallup	NM	87301
907	180 N LEE ST	Forsyth	GA	31029
908	8101 S JOHN YOUNG PKWY	Orlando	FL	32819
909	8101 W JUDGE PEREZ DR	Chalmette	LA	70043
910	201 S EDWARDS BLVD	Lake Geneva	WI	53147
911	4810 LAPALCO BLVD	Marrero	LA	70072
912	6000 BULLARD AVE	New Orleans	LA	70128
913	1798 OLD STAGE RD	Decorah	IA	52101
914	1401 OLD EXETER ROAD	Cassville	MO	65625
915	11210 W AIRPORT BLVD	Stafford	TX	77477
916	6072 U S HIGHWAY 98	Hattiesburg	MS	39402
917	2207 S BRIDGE ST	Brady	TX	76825
918	1701 E END BLVD N	Marshall	TX	75670
919	748 BEAL PKWY NW	Fort Walton Beach	FL	32547

Store	Building Address	City	State	Zip
920	3009 RUSSELL PARKWAY	Warner Robins	GA	31088
921	7865 W US HIGHWAY 50	Salida	CO	81201
922	2363 HIGHWAY 135 NW	Corydon	IN	47112
923	16865 CLOVER RD	Noblesville	IN	46060
924	1510 W MAIN ST	Sterling	CO	80751
925	11720 E DR MARTIN LUTHER KING	Seffner	FL	33584
927	1501 N INTERSTATE 27	Plainview	TX	79072
929	10855 SO. US HWY #1	Port St Lucie	FL	34952
930	3801 EASTERN BLVD	Montgomery	AL	36116
931	5555 20TH ST	Vero Beach	FL	32966
932	1569 N EXPRESSWAY	Griffin	GA	30223
933	311 E ROUTE 38	Rochelle	IL	61068
934	27520 US HIGHWAY 98	Daphne	AL	36526
935	904 S RANGE AVE	Denham Springs	LA	70726
936	1204 AVENUE OF MID AMERICA	Effingham	IL	62401
937	2795 CHASTAIN MEADOWS PKWY	Marietta	GA	30066
938	6495 ATLANTA HWY	Montgomery	AL	36117
939	4320 FRANKLIN AVE	Waco	TX	76710
940	6770 WESTWORTH BLVD	Westworth Village	TX	76114
941	2140 BLOOMINGDALE AVENUE	Valrico	FL	33596
942	10500 W COLONIAL DR	Ocoee	FL	34761
943	1239 STATE ROAD 436 STE 101	Casselberry	FL	32707
944	3351 S FERDON BLVD	Crestview	FL	32536
945	702 W LOOP 289	Lubbock	TX	79416
946	#15 HALS PLAZA DR	Piedmont	MO	63957
947	401 E US HIGHWAY 82	Sherman	TX	75092
948	2525 US HIGHWAY 70 SE	Hickory	NC	28602
949	3155 W WHEATLAND RD	Dallas	TX	75237
950	8400 HIGHWAY 64	Bartlett	TN	38133
951	625 HIGHWAY 290 E	Hempstead	TX	77445
952	641 VETERANS PKWY S	Moultrie	GA	31788
953	1325 DENVER AVE	Loveland	CO	80537
954	527 LAKE ST	Hazlehurst	MS	39083
955	1700 S ORG BLSMTRAIL	Apopka	FL	32703
956	1001 E EAU GALLIE BLVD	Indian Harbour Beach	FL	32937
957	125 E BESTOR DR	Geneseo	IL	61254
958	1800 PROGRESSIVE PKWY	Platteville	WI	53818
959	2163 W C 48	Bushnell	FL	33513
960	11012 NO. WILLIAMS ST	Dunnellon	FL	34432
961	1616 W AIRLINE HWY	La Place	LA	70068
962	2921 TOUPAL DR	Trinidad	CO	81082
963	1836 S MAIN ST	Weatherford	TX	76086

Store	Building Address	City	State	Zip
964	9441 ALAMEDA AVE	El Paso	TX	79907
965	222 W MCCOY BLVD	Tomah	WI	54660
966	1835 E MAIN ST	Cortez	CO	81321
967	1485 COMMERCIAL WAY	Spring Hill	FL	34606
968	355 CYPRESS GARDENS BLVD	Winter Haven	FL	33880
969	9350 HIGHWAY 49	Gulfport	MS	39503
970	235 FRONTAGE RD	Picayune	MS	39466
971	1133 N MAIN ST	Viroqua	WI	54665
972	6360 LAKE WORTH BLVD	Lake Worth	TX	76135
973	5100 OKEECHOBEE RD	Fort Pierce	FL	34947
974	845 PALM BAY RD NE	West Melbourne	FL	32904
975	3712 W MAIN ST	Durant	OK	74701
976	3360 FRONT ST	Winnsboro	LA	71295
977	1385 AMELIA PLZ	Fernandina Beach	FL	32034
978	2701 N SUMMIT ST	Arkansas City	KS	67005
979	1600 W WISCONSIN ST	Sparta	WI	54656
980	3103 S 23RD AVE	Greeley	CO	80631
981	1733 2ND ST S	Meridian	MS	39301
982	1130 W FRONTAGE RD	Owatonna	MN	55060
983	1210 GIANT DR	Blue Earth	MN	56013
984	133 SAM WALTON LANE	Castle Rock	CO	80104
985	2701 W BURLINGTON AVE	Fairfield	IA	52556
986	840 SUMMIT BLVD.	Frisco	CO	80443
987	14821 BEN C PRATT/6 MILE CYPRE	Fort Myers	FL	33912
988	1575 LAND O LAKES BLVD	Lutz	FL	33549
989	8912 VETERANS MEMORIAL BLVD	Metairie	LA	70003
990	4965 HIGHWAY 90	Milton	FL	32571
991	101 E I65 SERVICE RD S	Mobile	AL	36606
992	2019 E 81ST ST	Tulsa	OK	74137
993	205 S CENTENNIAL DR	Mcpherson	KS	67460
994	8745 STATE ROAD 54	New Port Richey	FL	34655
995	2125 N MORTON ST	Franklin	IN	46131
996	823 W STATE HIGHWAY 46	Spencer	IN	47460
998	4701 MISSION RD	Westwood	KS	66205
999	7239 SW LOOP 410	San Antonio	TX	78242
1000	2721 BOCA CHICA BLVD	Brownsville	TX	78521
1001	4080 W NORTHERN AVE	Pueblo	CO	81005
1002	2251 E STATE HIGHWAY 54	Linton	IN	47441
1003	6800 W US HIGHWAY 34	Plano	IL	60545
1004	5315 CORTEZ RD W	Bradenton	FL	34210
1005	2700 4TH ST SW	Waverly	IA	50677
1006	1215 E 16TH AVE	Cordele	GA	31015

Store	Building Address	City	State	Zip
1007	2401 US HWY 14 E	Richland Center	WI	53581
1008	250 W 65TH ST	Loveland	CO	80538
1009	1150 US HIGHWAY 60 E	Republic	MO	65738
1010	720 E US HIGHWAY 74	Rockingham	NC	28379
1011	434 S COLUMBIA AVE	Rincon	GA	31326
1012	120 FRANCES LN	Beaver Dam	WI	53916
1013	1795 E STATE ROAD 163	Clinton	IN	47842
1014	4000 S BOLGER RD	Independence	MO	64055
1015	7555 N MESA ST	El Paso	TX	79912
1016	410 N CANAL BLVD	Thibodaux	LA	70301
1017	2010 PAXVILLE HWY	Manning	SC	29102
1018	1099 INDIAN DR	Eastman	GA	31023
1019	3105 E US HIGHWAY 50	Canon City	CO	81212
1020	1550 BLAKE AVE	Albert Lea	MN	56007
1021	500 WARREN COUNTY CTR	Warrenton	MO	63383
1022	3820 STATE HIGHWAY 64 W	Tyler	TX	75704
1023	1140 E STUART DR	Galax	VA	24333
1024	414 S MAIN ST	Swainsboro	GA	30401
1025	1608 VETERANS BLVD	Mccomb	MS	39648
1026	3200 JOHN WILLIAMS BLVD	Bedford	IN	47421
1027	150 CONCORD COMMONS PL SW	Concord	NC	28027
1028	401 RIVER RD	East Peoria	IL	61611
1029	6885 S SUNCOAST BLVD	Homosassa	FL	34446
1030	805 HWY 9 BYPASS WES	Lancaster	SC	29720
1032	2101 S HIGHWAY 77	Lynn Haven	FL	32444
1033	1600 E TIPTON ST	Seymour	IN	47274
1034	705 E DIXON BLVD	Shelby	NC	28152
1035	141 DORMAN CENTRE DR	Spartanburg	SC	29301
1036	197 PLAZA DR	Forest City	NC	28043
1037	1317 N MAIN ST STE A1	Summerville	SC	29483
1038	2103 STATE ST N	Waseca	MN	56093
1039	2241 ROCKFORD ST	Mount Airy	NC	27030
1040	15955 FM 529 RD	Houston	TX	77095
1041	1310 N TEXAS BLVD	Weslaco	TX	78599
1042	488 HIGHWAY 71 W	Bastrop	TX	78602
1043	2008 W GRANT AVE	Pauls Valley	OK	73075
1044	5050 TROUP HWY	Tyler	TX	75707
1045	745 US HIGHWAY 287	Lafayette	CO	80026
1046	2214 N 1ST ST	Carrizo Springs	TX	78834
1047	6065 JONESBORO RD	Morrow	GA	30260
1048	589 W HIGHWAY 92	Williamsburg	KY	40769
1050	2406 LUBBOCK HWY	Lamesa	TX	79331

Store	Building Address	City	State	Zip
1051	407 E STATE ROAD 114	Levelland	TX	79336
1052	3186 HIGHWAY 171 N	Fayette	AL	35555
1053	1015 NEW MOODY LN	La Grange	KY	40031
1054	1920 HIGHWAY 73	Atchison	KS	66002
1055	5302 N GARLAND AVE	Garland	TX	75040
1056	3300 TRI CITY DR	Newcastle	OK	73065
1057	2190 GILMER AVENUE	Tallassee	AL	36078
1058	16750 S TOWNSEND AVE	Montrose	CO	81401
1059	1309 HIGHWAY 35 S	Forest	MS	39074
1060	G120 MORGANTON HEIGHTS BLVD	Morganton	NC	28655
1061	136 E JARMAN ST	Hazlehurst	GA	31539
1062	150 W EL DORADO BLVD	Friendswood	TX	77546
1063	1608 W MAGNOLIA AVE	Geneva	AL	36340
1064	935 BLOWING ROCK BLVD	Lenoir	NC	28645
1065	2400 N HERVEY ST	Hope	AR	71801
1066	4253 DENNY AVE	Pascagoula	MS	39581
1067	1506 N TEXANA ST	Hallettsville	TX	77964
1068	2001 US HIGHWAY #1	Sebastian	FL	32958
1069	231 EASTSIDE DR	Newton	MS	39345
1070	88 HIGHLAND XING	East Ellijay	GA	30540
1071	610 WESLEY DR	Wood River	IL	62095
1072	1830 US HIGHWAY 82 W	Tifton	GA	31793
1073	1710 CENTRAL TEXAS EXPY	Lampasas	TX	76550
1074	1655 SUNSET DR	Grenada	MS	38901
1075	1680 FORT CAMPBELL BLVD	Clarksville	TN	37042
1076	1401 GRAY HWY	Macon	GA	31211
1077	3535 APALACHEE PKWY	Tallahassee	FL	32311
1078	2005 HUTCHINS AVE	Ballinger	TX	76821
1079	3155 STATE RD 44	New Smyrna Beach	FL	32168
1080	3111 BROWNS MILL RD	Johnson City	TN	37604
1081	3570 SW ARCHER RD RELOCATION	Gainesville	FL	32608
1082	10991 SAN JOSE BLVD STE 1	Jacksonville	FL	32223
1083	6830 NORMANDY BLVD	Jacksonville	FL	32205
1084	3838 S SEMORAN BLVD	Orlando	FL	32822
1085	8701 US HIGHWAY 19	Port Richey	FL	34668
1086	4400 13TH ST	Saint Cloud	FL	34769
1087	4001 SE FEDERAL HWY	Stuart	FL	34997
1088	2681 CT SWITZER SR DR	Biloxi	MS	39531
1089	525 KIMBALL CROSSING DR	Kimball	TN	37347
1090	6767 103RD ST	Jacksonville	FL	32210
1091	1991 M. L. KING JR.	Andalusia	AL	36420
1092	1405 TAHOKA RD	Brownfield	TX	79316

Store	Building Address	City	State	Zip
1093	845 BROADMEADOW RD	Rantoul	IL	61866
1094	10300 E HIGHWAY 350	Raytown	MO	64138
1095	3010 BLAKE AVE	Glenwood Springs	CO	81601
1096	261 COOPER CREEK DR	Mocksville	NC	27028
1097	250 TURNER ST	Aberdeen	NC	28315
1098	400 TINEY BROWNING BLVD	Port Lavaca	TX	77979
1099	501 E PAWNEE ST	Wichita	KS	67211
1100	1706 MILITARY ST S	Hamilton	AL	35570
1101	4538 US HIGHWAY 231	Wetumpka	AL	36092
1102	14507 PLANK RD	Baker	LA	70714
1103	3450 FM 1960 RD W	Houston	TX	77068
1104	2461 E GULF TO LAKE HWY	Inverness	FL	34453
1105	4450 E MCCAIN BLVD	North Little Rock	AR	72117
1106	4283 CARTER ST	Vidalia	LA	71373
1107	1900 HIGHWAY 165 S	Oakdale	LA	71463
1108	705 S CONSTITUTION AVE	Oak Grove	LA	71263
1109	1806 JULIA ST	Rayville	LA	71269
1110	833 STERLINGTON HWY	Farmerville	LA	71241
1111	1572 ANDERSON HWY	Hartwell	GA	30643
1112	855 N CHURCH ST	Thomaston	GA	30286
1113	1851 HIGHWAY 192 W	London	KY	40741
1114	409 SYLAMORE AVE	Mountain View	AR	72560
1115	612 E MAIN ST	Hohenwald	TN	38462
1116	1845 N HIGHWAY 81	Duncan	OK	73533
1117	6001 N CENTRAL EXPY	Plano	TX	75023
1118	12300 LAKE JUNE RD	Balch Springs	TX	75180
1119	3451 TAMIAMI TRL E	Naples	FL	34112
1120	7207 N M1 HWY	Gladstone	MO	64119
1121	2592 N COLUMBIA ST	Milledgeville	GA	31061
1122	3886 HIGHWAY 17 S	Eastanollee	GA	30538
1123	1636 SANDIFER BLVD	Seneca	SC	29678
1124	1201 HIGHWAY 31 NW	Hartselle	AL	35640
1125	300 GREENBRIAR DR	Normal	IL	61761
1126	1381 S MAIN ST	Boerne	TX	78006
1127	2004 US HIGHWAY 74 W	Wadesboro	NC	28170
1128	7162 HIGHWAY 1	Mansura	LA	71350
1129	13201 RANCH ROAD 620 N	Austin	TX	78717
1130	922 E MAIN ST	Laurens	SC	29360
1131	901 NC HIGHWAY 16 S	Taylorsville	NC	28681
1132	1226 E DIXIE DR	Asheboro	NC	27203
1133	781 LEONARD AVE	Albemarle	NC	28001
1134	1226 FREEPORT ROAD	De Funiak Springs	FL	32435

Store	Building Address	City	State	Zip
1135	1150 S 4TH ST	Hartsville	SC	29550
1136	3255 LA HIGHWAY 1 S	Port Allen	LA	70767
1137	13750 EAST FWY	Houston	TX	77015
1138	7202 WATTS RD	Madison	WI	53719
1139	200 WALMART WAY	Morehead	KY	40351
1140	499 INDIAN MOUND DR	Mount Sterling	KY	40353
1141	1965 N STATE ST	Greenfield	IN	46140
1142	1618 W MCCLAIN AVE	Scottsburg	IN	47170
1143	1308 S HARRIS ST	Sandersville	GA	31082
1144	970 E LIBERTY ST	York	SC	29745
1146	511 N HIGHWAY 52	Moncks Corner	SC	29461
1147	168 WALMART DRIVE	Flippin	AR	72634
1148	3130 LAWRENCE RD	Wichita Falls	TX	76308
1149	755 S 20TH AVE	Safford	AZ	85546
1150	1815 BROTHERS BLVD	College Station	TX	77845
1151	10824 PARALLEL PKWY	Kansas City	KS	66109
1152	255 - 16TH ST SW	Sioux Center	IA	51250
1153	6020 HARRISON RD	Macon	GA	31206
1154	1435 E MAIN ST	Fredericksburg	TX	78624
1155	5070 FAYETTEVILLE RD	Lumberton	NC	28358
1156	169 NORMAN STATION BLVD	Mooresville	NC	28117
1157	2410 N STATE HWY 3	North Vernon	IN	47265
1158	2473 HACKWORTH RD	Birmingham	AL	35214
1159	432 S BROAD ST	New Tazewell	TN	37825
1160	100 SYCAMORE ESTATES DR	Aurora	IN	47001
1161	2897 S. SERVICE RD	St Charles	MO	63303
1162	1801 S STATE ROAD 57	Washington	IN	47501
1163	4001 BEHRMAN PL	New Orleans	LA	70114
1164	360 HARBISON BLVD	Columbia	SC	29212
1165	1165 WALMART WAY	Radcliff	KY	40160
1166	1347 W BROAD ST	Elizabethtown	NC	28337
1167	3500 BRUMBACK BLVD	Kenosha	WI	53144
1168	1001 HIGHWAY 98 BYP	Columbia	MS	39429
1169	1920 S ARKANSAS ST	Springhill	LA	71075
1170	10445 DIXIE HWY	Louisville	KY	40272
1171	8320 LOCKWOOD RIDGE RD	Sarasota	FL	34243
1172	13490 BEACH BLVD	Jacksonville	FL	32224
1173	8808 BEACH BLVD	Jacksonville	FL	32216
1174	34301 HIGHWAY 43	Thomasville	AL	36784
1175	2750 S WOODLANDS VILLAGE BLVD	Flagstaff	AZ	86001
1176	1800 US HIGHWAY 51	Stoughton	WI	53589
1177	201 HIGHLANDS BOULEVARD DR	Manchester	MO	63011

Store	Building Address	City	State	Zip
1178	4101 HIGHWAY 121	Bedford	TX	76021
1179	60 AIRPORT RD	Arden	NC	28704
1180	790 GREENSBURG COMMONS CTR	Greensburg	IN	47240
1181	1785 COBB PKWY S	Marietta	GA	30060
1182	174 CYPRESS POINT PKWY	Palm Coast	FL	32164
1183	2401 AUGUSTA RD	West Columbia	SC	29169
1184	1825 ROCKBRIDGE RD	Stone Mountain	GA	30087
1185	1030 NORWOOD PARK BLVD	Austin	TX	78753
1186	2121 HIGHWAY 146 BYP	Liberty	TX	77575
1187	2200 N STATE ST	Iola	KS	66749
1188	11900 ST CHARLES ROCK RD	Bridgeton	MO	63044
1189	301 PARKWAY PLZ	Barbourville	KY	40906
1190	120 JILL DR	Berea	KY	40403
1191	501 HAMPTON POINTE B	Hillsborough	NC	27278
1192	1625 SIMPSON HWY #49	Magee	MS	39111
1193	2701 LOUISVILLE AVE	Monroe	LA	71201
1194	373 S ILLINOIS AVE	Oak Ridge	TN	37830
1195	460 HIGHWAY 90	Waveland	MS	39576
1196	460 HOSPITAL RD	New Roads	LA	70760
1197	1511 BENVENUE RD	Rocky Mount	NC	27804
1198	1515 N LOOP 1604 E	San Antonio	TX	78232
1199	171 YODER AVENUE	Avon	CO	81620
1200	3201 E PLATTE AVE	Colorado Springs	CO	80909
1201	890 ODUM RD	Gardendale	AL	35071
1202	4331 8TH ST S	Wisconsin Rapids	WI	54494
1203	4928 STATE ROAD 674	Wimauma	FL	33598
1204	3451 NELSON RD	Lake Charles	LA	70605
1205	9218 S STATE ROAD 228	Macclenny	FL	32063
1206	3132 COLLEGE DR	Baton Rouge	LA	70808
1207	725 NO. TYNDALL PKWY	Callaway	FL	32404
1208	3600 YOUNGFIELD ST	Wheat Ridge	CO	80033
1209	306 N GENERALS BLVD	Lincolnton	NC	28092
1210	1024 N MAIN ST	Nicholasville	KY	40356
1211	21101 MCGUIRE RD	Harvard	IL	60033
1212	1095 INDUSTRIAL PKWY	Saraland	AL	36571
1213	13300 CORTEZ BLVD	Brooksville	FL	34613
1214	115 W WILLOW ST	Colby	KS	67701
1215	450 W BELMONT DR	Calhoun	GA	30701
1216	1213 E TRINITY MILLS RD	Carrollton	TX	75006
1217	273 COMMONS DRIVE	Franklin	NC	28734
1218	1741 E FLORENCE BLVD	Casa Grande	AZ	85122
1219	12100 LEM TURNER RD	Jacksonville	FL	32218

Store	Building Address	City	State	Zip
1220	2500 S KIRKMAN RD	Orlando	FL	32811
1221	6110 W KELLOGG DR	Wichita	KS	67209
1222	8970 PENSACOLA BLVD	Pensacola	FL	32534
1223	5500 THOMASVILLE RD	Tallahassee	FL	32312
1224	2650 CREIGHTON RD	Pensacola	FL	32504
1225	899 BLANDING BLVD	Orange Park	FL	32065
1226	1626 HIGHWAY 12 S	Ashland City	TN	37015
1227	260 BOBBY JONES EXPY	Augusta	GA	30907
1228	2680 N IL ROUTE 83	Round Lake Beach	IL	60073
1229	2780 JOHN HAWKINS PKWY	Hoover	AL	35244
1230	5401 S WHITE MOUNTAIN RD	Show Low	AZ	85901
1231	9901 GRANT ST	Thornton	CO	80229
1232	2604 N MAIN ST	Belton	TX	76513
1233	470 NO. MAYO TRAIL	Paintsville	KY	41240
1234	175 WALMART PLAZA DR	Monticello	KY	42633
1235	5025 NW LOOP 410	San Antonio	TX	78229
1236	1002 N SPENCE AVE	Goldsboro	NC	27534
1237	590 E JACKSON BLVD	Erwin	NC	28339
1238	1550 SKIBO RD	Fayetteville	NC	28303
1239	1840 E US HIGHWAY 36	Urbana	OH	43078
1240	500 N HIGHWAY 90 BYP	Sierra Vista	AZ	85635
1241	5811 ELMORE AVE	Davenport	IA	52807
1242	250 HIGHLANDS SQUARE DR	Hendersonville	NC	28792
1243	976 COMMONWEALTH BLVD	Martinsville	VA	24112
1244	3027 WADE HAMPTON BLVD	Taylors	SC	29687
1245	5800 US HIGHWAY 98 N	Lakeland	FL	33809
1247	120 DANIEL BOONE PLZ	Hazard	KY	41701
1248	7525 WINCHESTER RD	Memphis	TN	38125
1249	610 W 29TH ST	San Angelo	TX	76903
1252	6675 BUSINESS CENTER DR	Highlands Ranch	CO	80130
1253	710 E BEN WHITE BLVD	Austin	TX	78704
1254	1521 INTERSTATE 35 N	Bellmead	TX	76705
1255	901 US HIGHWAY 401 S	Laurinburg	NC	28352
1256	2424 W JEFFERSON ST	Joliet	IL	60435
1257	2614 N SWENSON STREET	Stamford	TX	79553
1259	60 S STEWART RD	Corbin	KY	40701
1260	11228 OLD 63 S	Lucedale	MS	39452
1261	4601 RAMSEY ST	Fayetteville	NC	28311
1262	1850 N MAIN ST	Rushville	IN	46173
1263	401 N BURKHARDT RD	Evansville	IN	47715
1264	2281 US HIGHWAY 68 S	Bellefontaine	OH	43311
1265	10741 W FLORISSANT AVE	Saint Louis	MO	63136

Store	Building Address	City	State	Zip
1266	2171 ONEAL LN	Baton Rouge	LA	70816
1267	1905 MCCOOY ROAD	Sun Prairie	WI	53590
1268	200 COLUMBUS CORNERS DR	Whiteville	NC	28472
1269	1915 S HURSTBOURNE PKWY	Louisville	KY	40220
1270	1201 KNOX AVE	North Augusta	SC	29841
1271	2400 HIGHWAY 19 N	Meridian	MS	39307
1272	5110 COLLEGE AVE	Snyder	TX	79549
1273	6310 S US HIGHWAY 85-87	Fountain	CO	80817
1274	1362 W MAIN ST	Whitewater	WI	53190
1275	2440 N LEBANON ST	Lebanon	IN	46052
1276	3711 S TAYLOR DR	Sheboygan	WI	53081
1277	611 STATE HIGHWAY 54	Black River Falls	WI	54615
1278	1506 FIR ST	Perry	OK	73077
1279	10411 N FREEWAY 45	Houston	TX	77037
1280	2881 NORTH AVE	Grand Junction	CO	81501
1281	2151 E MAIN ST	Spartanburg	SC	29307
1282	140 E COLLEGE DR	Concordia	KS	66901
1283	14500 US HIGHWAY 301 S	Starke	FL	32091
1284	3700 HWY 280/431 N.	Phenix City	AL	36867
1285	1940 VENTURE DR	Ottumwa	IA	52501
1286	7520 GARNERS FERRY RD	Columbia	SC	29209
1287	3141 GARDEN RD	Burlington	NC	27215
1288	1049 DURHAM RD STE A	Roxboro	NC	27573
1289	2825 PROGRESS WAY	Wilmington	OH	45177
1290	1801 US HIGHWAY 421	Wilkesboro	NC	28697
1291	7150 E SPEEDWAY BLVD	Tucson	AZ	85710
1292	2400 N FRANKLIN ST	Christiansburg	VA	24073
1293	3209 DEANS BRIDGE RD	Augusta	GA	30906
1294	3240 SOUTHWESTERN	Marion	IN	46953
1295	1100 S 1ST ST	Madill	OK	73446
1296	1126 W US HIGHWAY 77	San Benito	TX	78586
1297	2201 N YOUNG BLVD	Chiefland	FL	32626
1298	2025 N MARINE BLVD	Jacksonville	NC	28546
1299	2003 E RODEO DR	Cottonwood	AZ	86326
1300	3105 DR M L KING JR BLVD	New Bern	NC	28562
1301	5350 CLEARBROOK VILLAGE LN	Roanoke	VA	24014
1302	780 COMMONWEALTH DR	Norton	VA	24273
1303	620 S INTERSTATE 35	Georgetown	TX	78628
1304	2501 WALTON BLVD	Warsaw	IN	46582
1305	3800 DEERFIELD DR	Janesville	WI	53546
1306	233 S NEW YORK AVE	Alamogordo	NM	88310
1307	2080 NO. ST. ROUTE 50	Bourbonnais	IL	60914

Store	Building Address	City	State	Zip
1308	7700 W QUINCY AVE	Littleton	CO	80123
1309	1851 W MAIN ST	Salem	VA	24153
1310	5555 S US HWY #41	Terre Haute	IN	47802
1311	5448 WHITTLESEY BLVD STE B	Columbus	GA	31909
1312	670 LILLINGTON HWY	Spring Lake	NC	28390
1313	1200 SE MILITARY DR	San Antonio	TX	78214
1314	3795 BUFORD DR	Buford	GA	30519
1315	2032 DELL RANGE BLVD	Cheyenne	WY	82009
1316	1536 EGG HARBOR RD	Sturgeon Bay	WI	54235
1317	125 BLEACHERY BLVD	Asheville	NC	28805
1318	6777 CLINTON HWY	Knoxville	TN	37912
1319	7550 NORRIS FWY	Knoxville	TN	37938
1320	7420 CHAPMAN HWY	Knoxville	TN	37920
1321	1299 N BRIGHTLEAF BLVD	Smithfield	NC	27577
1322	160 LOWES BLVD	Lexington	NC	27292
1323	3315 N UNIVERSITY ST	Peoria	IL	61604
1324	100 W WHITE PARK DR	Nogales	AZ	85621
1325	455 E WETMORE RD	Tucson	AZ	85705
1326	2250 NO. DIERS AVE	Grand Island	NE	68803
1327	567 IVY TECH DR	Madison	IN	47250
1328	700 MIKES PIKE ST	Winslow	AZ	86047
1329	240 MALL RD	Logansport	IN	46947
1330	2450 ALLENTOWN RD RELOCATION	Lima	OH	45805
1331	2400 MICHIGAN ST	Sidney	OH	45365
1332	1601 CORNHUSKER DR	South Sioux City	NE	68776
1333	301 TOWN CENTER BLVD	Van Wert	OH	45891
1334	100 SOUTH RAGUS RD	Claypool	AZ	85532
1335	1233 N LEE HWY	Lexington	VA	24450
1336	1193 N MAIN ST	Marion	VA	24354
1337	548 CC CAMP RD	Elkin	NC	28621
1338	4701 BUENA VISTA RD RELOCATION	Columbus	GA	31907
1339	10060 TWO NOTCH RD	Columbia	SC	29223
1340	5401 FAIRINGTON RD	Lithonia	GA	30038
1341	335 S RED BANK RD	Evansville	IN	47712
1342	300 W ESPLANADE AVE	Kenner	LA	70065
1344	1028 RICHMOND AVENUE C.	Staunton	VA	24401
1345	3471 OLD HALIFAX RD	South Boston	VA	24592
1346	3911 BIENVILLE BLVD	Ocean Springs	MS	39564
1347	1430 AUSTIN HWY	San Antonio	TX	78209
1348	5135 CAROLINA BEACH RD	Wilmington	NC	28412
1349	3306 NORTH UNIVERSITY DRIVE	Sunrise	FL	33351
1350	3900 WARDS RD	Lynchburg	VA	24502

Store	Building Address	City	State	Zip
1351	1330 NO. EISENHOWER DR	Beckley	WV	25801
1352	5625 S NC 41 HWY	Wallace	NC	28466
1353	5110 JEFFERSON HWY	Harahan	LA	70123
1354	570 PAMLICO PLZ	Washington	NC	27889
1355	300 NC HIGHWAY 24	Morehead City	NC	28557
1356	410 GRAND VALLEY BLVD	Martinsville	IN	46151
1357	2501 HIGHWAY 180 E	Silver City	NM	88061
1358	2110 BELLS HWY	Walterboro	SC	29488
1359	7400 RIVERS AVE	North Charleston	SC	29406
1360	204 TOWN CENTER RD	Fayetteville	WV	25840
1361	3400 SINGING HILLS BLVD	Sioux City	IA	51106
1362	15017 EMERALD COAST PKWY	Destin	FL	32541
1363	1681 EATONTON RD	Madison	GA	30650
1364	5695 HIGHWAY 95 N	Lake Havasu City	AZ	86404
1365	2222 CREST VIEW DR	Hudson	WI	54016
1366	505 S. PINE RIDGE AVENUE	Merrill	WI	54452
1367	2720 WATSON BLVD	Warner Robins	GA	31093
1368	11217 STATE ROUTE 41	West Union	OH	45693
1369	300 N BEELINE HWY	Payson	AZ	85541
1370	2840 HIGHWAY 95	Bullhead City	AZ	86442
1371	735 WHITFIELD DR	Columbus	IN	47201
1372	4500 FAYETTEVILLE RD	Raleigh	NC	27603
1373	4004 LAWRENCEVILLE HWY NW	Lilburn	GA	30047
1374	200 S STATE ROAD 434	Altamonte Springs	FL	32714
1375	2255 HIGHWAY 71	Marianna	FL	32448
1376	204 NO. ANDERSON LANE	Hendersonville	TN	37075
1377	3801 RUNNING BROOK FARMS BLVD	Johnsburg	IL	60051
1378	2304 LINCOLNWAY E	Goshen	IN	46526
1379	210 GREENVILLE BLVD SW	Greenville	NC	27834
1380	2609 7TH ST	Las Vegas	NM	87701
1381	2555 W APACHE TRL	Apache Junction	AZ	85120
1382	508 NW BYPASS 72	Greenwood	SC	29649
1383	350 ROBERT SMALLS PKWY	Beaufort	SC	29906
1384	6 CONLEY RD	La Junta	CO	81050
1385	3000 E FRANKLIN BLVD	Gastonia	NC	28056
1386	1706 W REYNOLDS ST	Pontiac	IL	61764
1387	3801 TURTLE CREEK DR	Coral Springs	FL	33067
1388	2501 E NORTH ST	Kendallville	IN	46755
1389	1515 S.E. MARSHALL ST	Boone	IA	50036
1390	8001 US HIGHWAY 19 N	Pinellas Park	FL	33781
1391	1101 BEVILLE RD	Daytona Beach	FL	32119
1392	5226 SIGMON RD	Wilmington	NC	28403

Store	Building Address	City	State	Zip
1393	2203 AVENUE A WEST	Oskaloosa	IA	52577
1394	10600 W LAYTON AVE	Greenfield	WI	53228
1395	1340 W MCCORD ST	Centralia	IL	62801
1396	920 HWY 12	Baraboo	WI	53913
1397	10224 COORS BYP NW	Albuquerque	NM	87114
1398	4545 HYPOLUXO RD	Lake Worth	FL	33463
1399	1126 E LYNCHBURG SALEM TPKE	Bedford	VA	24523
1400	1911 EPPS BRIDGE PKWY	Athens	GA	30606
1401	2552 W. 75TH ST	Naperville	IL	60540
1403	250 FURNITURE DR	Cornelia	GA	30531
1404	820 S RAND RD	Lake Zurich	IL	60047
1405	4600 7TH ST	Bay City	TX	77414
1406	2350 S PLEASANT VALLEY RD	Winchester	VA	22601
1407	1530 WALMART DR	Lebanon	OH	45036
1408	4400 W TENNESSEE ST	Tallahassee	FL	32304
1409	10750 WESTVIEW DR	Houston (Westview)	TX	77043
1410	1801 W MAIN ST	Troy	OH	45373
1411	18680 S NOGALES HWY	Green Valley	AZ	85614
1412	4308 E GRAND AVE	Laramie	WY	82070
1413	1205 S IL ROUTE 31	Crystal Lake	IL	60014
1414	1 I 25 BYPASS	Belen	NM	87002
1415	2200 17TH ST.	Spirit Lake	IA	51360
1416	1815 SCOTT ST	Napoleon	OH	43545
1417	3050 E STATE ROUTE 69	Prescott	AZ	86301
1418	1530 WEST HWY 50	O Fallon	IL	62269
1419	5311 COLDWATER RD	Fort Wayne	IN	46825
1420	850 S BARRINGTON RD	Streamwood	IL	60107
1421	1980 FREEDOM PKWY	Washington	IL	61571
1422	7700 N ALGER RD	Alma	MI	48801
1423	1165 SUPERIOR DR	Saint Johns	MI	48879
1424	671 SOUTHPARK BLVD	Colonial Heights	VA	23834
1425	402 W PLAZA DR	Columbia City	IN	46725
1426	351 RIVER HILL DR	Ashland	KY	41101
1427	1470 S COURT ST	Circleville	OH	43113
1428	4730 ENCORE BLVD	Mount Pleasant	MI	48858
1429	2052 N STATE ROUTE 53	Fremont	OH	43420
1430	351 S WASHBURN ST	Oshkosh	WI	54904
1431	300 NO. PARK DRIVE	Keokuk	IA	52632
1432	8917 E 34 RD	Cadillac	MI	49601
1433	1950 HAVEMANN RD	Celina	OH	45822
1434	707 S 8TH ST	Colorado Springs	CO	80905
1435	806 LAUREL ST	Creston	IA	50801

Store	Building Address	City	State	Zip
1436	6294 FOREST HILL BLVD	Greenacres	FL	33415
1437	2600 N HIGHWAY 64	Guymon	OK	73942
1438	1330 S PROVIDENCE CENTER DR	Cedar City	UT	84720
1439	625 W TELEGRAPH ST	Washington	UT	84780
1440	99 W 1280 N	Tooele	UT	84074
1441	5303 BOWEN DRIVE	Mason	OH	45040
1442	1017 WEST HAUL ROAD	Page	AZ	86040
1443	4370 EASTGATE SQUARE DR	Cincinnati	OH	45245
1444	9890 HUTCHINSON PARK DR	Jacksonville	FL	32225
1445	2826 EAST HARBOR RD	Port Clinton	OH	43452
1446	2501 WEST AVE	Rice Lake	WI	54868
1447	3705 TOWER AVE	Superior	WI	54880
1448	1996 E MAIN ST	Ashland	OH	44805
1449	4115 CALUMET AVE	Manitowoc	WI	54220
1450	200 ACADEMY DR	Ripley	WV	25271
1451	100 LINCOLN AVE	Beardstown	IL	62618
1452	3209 PINEVILLE MATTHEWS RD	Charlotte	NC	28226
1453	2440 W MASON ST	Green Bay	WI	54303
1454	5211 BROADWAY ST	Quincy	IL	62305
1455	8401 ANDERSON BLVD	Fort Worth	TX	76120
1456	125 N 2ND ST	Evanston	WY	82930
1457	1733 N FEDERAL BLVD	Riverton	WY	82501
1458	3040 BATTLEFIELD PKWY	Fort Oglethorpe	GA	30742
1459	7245 US 31 S	Indianapolis	IN	46227
1460	3803 OSBORNE DR W	Hastings	NE	68901
1461	201 GATEWAY BLVD	Rock Springs	WY	82901
1462	501 WILLOW LN	Greenville	AL	36037
1463	70 HOSPITALITY DR	Xenia	OH	45385
1464	8180 S TRYON ST	Charlotte	NC	28273
1465	515 MOUNT CROSS RD	Danville	VA	24540
1466	2824 APPALACHIAN HWY	Jacksboro	TN	37757
1467	539 E CENTRAL AVE	Jamestown	TN	38556
1468	205 HOUSE CARLSON DR	Batesville	MS	38606
1469	2020 GUNBARREL RD STE 250	Chattanooga	TN	37421
1470	700 19TH AVE SE	Willmar	MN	56201
1471	1717 N SHAWANO ST	New London	WI	54961
1472	1752 NO. FRONTAGE	Hastings	MN	55033
1473	1881 E MADISON AVE	Mankato	MN	56001
1474	2900 S PACIFIC AVE	Yuma	AZ	85365
1475	2485 HIGHWAY 92	Washington	IA	52353
1476	1351 VETERANS PKWY	Clarksville	IN	47129
1477	200 WAL ST	Summersville	WV	26651

Store	Building Address	City	State	Zip
1478	354 PRIVATE DRIVE 288	South Point	OH	45680
1479	2400 MORTHLAND DR	Valparaiso	IN	46383
1480	950 E GREENVILLE PIKE	Winchester	IN	47394
1481	209 LAKESHORE PKWY	Homewood	AL	35209
1482	7011 W WATERS AVE	Tampa	FL	33634
1483	3001 BROADWAY AVE	Yankton	SD	57078
1485	2300 S DOUGLAS HWY	Gillette	WY	82718
1486	1800 PEERY DR	Farmville	VA	23901
1487	5780 FRANKLIN ST	Michigan City	IN	46360
1488	7001 CONCOURSE PKWY	Douglasville	GA	30134
1489	555 E TOWNLINE RD	Vernon Hills	IL	60061
1490	7219 WALTON ST	Rockford	IL	61108
1491	1500 N JEFFERSON WAY	Indianola	IA	50125
1492	14000 E EXPOSITION AVE	Aurora	CO	80012
1493	3371 S ALABAMA AVE	Monroeville	AL	36460
1494	4109 S STAPLES ST	Corpus Christi	TX	78411
1495	7680 BRANDT PIKE	Huber Heights	OH	45424
1496	1334 FLAMMANG DR	Waterloo	IA	50702
1497	21410 S CICERO AVE RELOCATION	Matteson	IL	60443
1498	3738 BATTLEGROUND AVE	Greensboro	NC	27410
1499	520 N JEFFERSON ST	Lewisburg	WV	24901
1500	1201 29TH ST SE	Watertown	SD	57201
1501	14941 N DALE MABRY HWY	Tampa	FL	33618
1502	251 PREMIER BLVD	Roanoke Rapids	NC	27870
1503	6244 WILMINGTON PIKE	Dayton	OH	45459
1504	8800 KINGSRIDGE DR	Dayton	OH	45458
1505	254 CASSIDY BLVD	Pikeville	KY	41501
1506	1220 W MAIN ST	Manchester	IA	52057
1507	3030 N ROCK RD	Wichita	KS	67226
1508	1695 COFFEEN AVE	Sheridan	WY	82801
1509	103 E CARLISLE	Maquoketa	IA	52060
1510	7625 DOERING DR	Florence	KY	41042
1511	1800 SOUTH UNIVERSITY DRIVE	Miramar	FL	33025
1512	800 W WARNER RD	Chandler	AZ	85225
1513	35404 US HIGHWAY 19 N	Palm Harbor	FL	34684
1514	2201 MICHIGAN AVE	Arnold	MO	63010
1515	W190N9855 APPLETON AVE	Germantown	WI	53022
1516	1501 ROOSEVELT	Borger	TX	79007
1517	5001 N FEDERAL HIGHWAY	Pompano Beach	FL	33064
1518	3221 W 86TH ST	Indianapolis	IN	46268
1519	100 WALMART DR	Jackson	OH	45640
1520	3820 7TH AVE SE	Aberdeen	SD	57401

Store	Building Address	City	State	Zip
1521	8451 COLERAIN AVE	Cincinnati	OH	45239
1522	721 BEVERLY PIKE	Elkins	WV	26241
1523	11400 WEST BROAD STREET ROAD	Glen Allen	VA	23060
1524	12000 IRON BRIDGE RD	Chester	VA	23831
1525	7430 BELL CREEK RD	Mechanicsville	VA	23111
1526	1831 LAKE AVE	Storm Lake	IA	50588
1527	101 TANGLEWOOD PKWY N	Elizabeth City	NC	27909
1528	2645 BLAIRS FERRY RD NE	Cedar Rapids	IA	52402
1529	2801 E MARKET ST BLDG B	York	PA	17402
1530	710 N DAVIS AVE	Cleveland	MS	38732
1531	620 DUNDEE AVE RELOCATION	East Dundee	IL	60118
1532	5845 W BELL RD	Glendale	AZ	85308
1533	7975 W PEORIA AVE	Peoria	AZ	85345
1534	2717 ROCK ISLAND PL	Bismarck	ND	58504
1535	3209 S LOUISE AVE	Sioux Falls	SD	57106
1536	10237 BAY PINES BLVD	St Petersburg	FL	33708
1537	1270 YORK RD	Gettysburg	PA	17325
1538	2233 6TH ST.	Brookings	SD	57006
1539	359 N LEXINGTON SPRINGMILL RD	Ontario	OH	44906
1540	201 73RD ST	South Haven	MI	49090
1541	9990 BELVEDERE RD	West Palm Beach	FL	33411
1542	950 EDELWEISS PARKWAY	Gaylord	MI	49735
1543	2825 1ST AVE	Spearfish	SD	57783
1544	550 EMILY DR	Clarksburg	WV	26301
1545	2551 32ND AVE S	Grand Forks	ND	58201
1546	840 S OAK ST	Iowa Falls	IA	50126
1547	4205 COMMERCE DR	Lafayette	IN	47905
1548	1790 E WALNUT ST	Watseka	IL	60970
1549	2020 N 75TH AVE	Phoenix	AZ	85035
1550	900 N MAIN ST	Gunnison	CO	81230
1551	6701 S 27TH ST	Franklin	WI	53132
1552	323 S ARLINGTON ST	Salisbury	NC	28144
1553	314 WEST ARMY TRAIL ROAD	Bloomingdale	IL	60108
1554	3223 E HAMMER LN	Stockton	CA	95212
1555	2150 N WATERMAN AVE	El Centro	CA	92243
1556	9265 159TH ST	Orland Hills	IL	60487
1557	8300 E 96TH ST	Fishers	IN	46037
1558	304 E ARBOR LN	Eden	NC	27288
1559	201 N NELLIS BLVD	Las Vegas	NV	89110
1560	6005 S EASTERN AVE	Las Vegas	NV	89119
1561	3950 AUSTIN PEAY HWY	Memphis	TN	38128
1562	13020 RIVERDALE DR NW	Coon Rapids	MN	55448

Store	Building Address	City	State	Zip
1563	44665 VALLEY CENTRAL WAY	Lancaster	CA	93536
1564	4490 GALLIA ST	New Boston	OH	45662
1565	4001 2ND AVE W	Williston	ND	58801
1566	4024 ELKHART RD STE 2	Goshen	IN	46526
1567	2456 3RD AVE W	Dickinson	ND	58601
1568	1275 N HERMITAGE RD	Hermitage	PA	16148
1569	240 WAL MART WAY	Maysville	KY	41056
1570	505 TOURING DR	Auburn	IN	46706
1571	250 WOLF RUN	Mukwonago	WI	53149
1572	1851 W HIGHWAY 40	Vernal	UT	84078
1573	255 S HIGHWAY 55	Price	UT	84501
1574	6225 COLONY ST	Bakersfield	CA	93307
1575	355 ORO DAM BLVD E	Oroville	CA	95965
1576	1555 US HIGHWAY 41	Schererville	IN	46375
1577	1315 HIGHWAY 25 N	Buffalo	MN	55313
1578	970 MANSELL RD	Roswell	GA	30076
1579	1015 LEWIS ST	Oxford	NC	27565
1580	10617 E WASHINGTON ST	Indianapolis	IN	46229
1581	4731 13TH AVE S	Fargo	ND	58103
1583	1977 W CLEVELAND AVE	Madera	CA	93637
1584	3615 S RAINBOW BLVD	Las Vegas	NV	89103
1585	1401 S DEWEY ST	North Platte	NE	69101
1586	1133 EW CONNECTOR SW	Austell	GA	30106
1587	2225 PLAZA PKWY	Modesto	CA	95350
1588	11896 AMARGOSA RD	Victorville	CA	92392
1589	16205 S MILITARY TRL	Delray Beach	FL	33484
1590	5851 NW 177TH ST	Hialeah	FL	33015
1591	6535 GRAYSON RD	Harrisburg	PA	17111
1592	901 N VAN DYKE RD	Bad Axe	MI	48413
1593	800 E CHICAGO ST	Coldwater	MI	49036
1594	911 HEBRON RD	Heath	OH	43056
1595	555 COLEMANS CROSSING BLVD	Marysville	OH	43040
1596	200 SOUTH BOLINGBROOK DRIVE	Bolingbrook	IL	60440
1597	10938 S MEMORIAL DR	Tulsa	OK	74133
1598	4617 E BELL RD	Phoenix	AZ	85032
1599	11701 METCALF AVE	Overland Park	KS	66210
1600	911 S CHINA LAKE BLVD RELOCATI	Ridgecrest	CA	93555
1601	2001 E 151ST ST	Carmel	IN	46033
1602	3401 FREEDOM DR	Springfield	IL	62704
1603	1691 J A COCHRAN BYPASS	Chester	SC	29706
1604	1200 N LACROSSE ST	Rapid City	SD	57701
1605	4600 MOBILE HWY STE 122	Pensacola	FL	32506

Store	Building Address	City	State	Zip
1606	5764 HIGHWAY 153	Hixson	TN	37343
1607	10180 US HIGHWAY 522 S	Lewistown	PA	17044
1608	1025 S MAIN ST	Red Bluff	CA	96080
1609	100 SE 29TH ST	Grand Rapids	MN	55744
1610	100 ELMRIDGE CENTER DR	Greece	NY	14626
1611	4845 24TH AVE	Fort Gratiot	MI	48059
1612	1650 W VALENCIA RD	Tucson	AZ	85746
1613	2628 S MAIN ST	High Point	NC	27263
1614	1525 GLENN SCHOOL RD	Durham	NC	27704
1615	2203 LOVERIDGE RD	Pittsburg	CA	94565
1616	2900 MAIN ST	Susanville	CA	96130
1617	4400 E 2ND ST	Casper	WY	82609
1618	2936 E 79TH AVE	Merrillville	IN	46410
1619	1200 MARKETPLACE DR	Rochester	NY	14623
1620	2578 DOUGLAS AVE	Brewton	AL	36426
1621	23148 HWY 5	Centerville	IA	52544
1622	2801 W STATE ROUTE 18	Tiffin	OH	44883
1623	2150 WILKES BARRE TWNSP MKTPL	Wilkes Barre	PA	18702
1624	2601 FASHION PLACE	Bakersfield	CA	93306
1625	1111 HOLTON DR	Le Mars	IA	51031
1626	2000 W MEMORIAL RD	Oklahoma City	OK	73134
1627	415 34TH ST N	Dilworth	MN	56529
1628	5500 MILAN RD STE 200	Sandusky	OH	44870
1629	2150 E NATIONAL AVE	Brazil	IN	47834
1630	1906 FORT JONES RD	Yreka	CA	96097
1631	1900 CUNNINGHAM DR	Hampton	VA	23666
1632	4611 STATE HIGHWAY 29 S	Alexandria	MN	56308
1633	21 COUNTY ROAD 120	Saint Cloud	MN	56303
1634	15091 18TH ST NE	Little Falls	MN	56345
1635	2000 S WEST AVE	Waukesha	WI	53189
1636	3900 S BROADWAY	Minot	ND	58701
1637	6304 N 99TH ST	Omaha	NE	68134
1638	3176 S EUFAULA AVE	Eufaula	AL	36027
1639	2395 MAIN ST	Rochester	IN	46975
1640	1665 N ATHERTON ST	State College	PA	16803
1641	1529 WASHINGTON ST	Williamston	NC	27892
1642	1680 PACKARD HWY	Charlotte	MI	48813
1643	377 N ROLLING MEADOWS DR	Fond Du Lac	WI	54937
1644	120 AJK BLVD	Lewisburg	PA	17837
1645	250 S 12TH AVE	Hanford	CA	93230
1646	6131 E SOUTHERN AVE	Mesa	AZ	85206
1647	1700 S 13TH ST	Decatur	IN	46733

Store	Building Address	City	State	Zip
1648	3770 US HIGHWAY 395 S	Carson City	NV	89705
1649	921 25TH ST SW	Jamestown	ND	58401
1650	825 E GREEN BAY AVE	Saukville	WI	53080
1651	7011 MAIN ST	American Canyon	CA	94503
1652	5225 ALEXANDER RD	Dublin	VA	24084
1653	110 BERLIN RD	Weston	WV	26452
1654	7295 GLORY RD	Baxter	MN	56425
1655	1835 S US HIGHWAY 231	Crawfordsville	IN	47933
1656	16086 CONNEAUT LAKE RD	Meadville	PA	16335
1657	150 WESTERN AVE NW	Faribault	MN	55021
1658	2205 HARRISON RD SE	Thomson	GA	30824
1659	60 W BROMLEY LN	Brighton	CO	80601
1660	40130 10TH ST W	Palmdale	CA	93551
1661	4101 W VERNON AVE	Kinston	NC	28504
1662	1116 CROSSROADS DR	Statesville	NC	28625
1663	135 TOWN CENTER LOOP	Waynesville	NC	28786
1664	2500 FOREST HILLS RD W	Wilson	NC	27893
1665	4801 W CLARA LN	Muncie	IN	47304
1666	3850 E INDEPENDENCE BLVD	Charlotte	NC	28205
1667	1601 NO. CASS ST	Wabash	IN	46992
1668	6590 GRAND AVE	Gurnee	IL	60031
1669	3915 GATEWAY DR	Eau Claire	WI	54701
1670	1135 BERKSHIRE BLVD	Wyomissing	PA	19610
1671	8525 S 71ST PLZ	Papillion	NE	68133
1672	2500 LAKE SHORE DR E	Ashland	WI	54806
1673	4238 RECREATION DR	Canandaigua	NY	14424
1674	17850 GARLAND GROH BLVD	Hagerstown	MD	21740
1675	2136 CAMPBELLSVILLE RD	Lebanon	KY	40033
1676	730 US HIGHWAY 66 E	Tell City	IN	47586
1677	4765 COMMERCIAL DR	New Hartford	NY	13413
1678	2863 HERITAGE DR	Delafield	WI	53018
1679	3107 MARKET PL	Onalaska	WI	54650
1680	15885 SW 88TH ST	Kendall	FL	33196
1681	930 MOUNT PROSPECT PLZ	Mt Prospect	IL	60056
1682	2448 CHESAPEAKE SQUARE RING RD	Chesapeake	VA	23321
1683	705 S FREMONT STREET	Shenandoah	IA	51601
1684	72 BEDFORD SQ	Everett	PA	15537
1685	1730 N GARFIELD AVE	Pierre	SD	57501
1686	5469 S REDWOOD RD	Taylorsville	UT	84123
1687	1200 N MAIN ST	Suffolk	VA	23434
1688	657 PHOENIX DR	Virginia Beach	VA	23452
1689	5650 S CHAMBERS RD	Aurora	CO	80015

Store	Building Address	City	State	Zip
1690	4224 N PROSPECT ST	Decatur	IL	62526
1691	7701 FRONTAGE RD	Overland Park	KS	66204
1692	1120 S MOUNT VERNON AVE	Colton	CA	92324
1693	2050 W REDLANDS BLVD	Redlands	CA	92373
1694	2875 SUGAR HILL RD	Marion	NC	28752
1695	1424 HWY 2 E	Devils Lake	ND	58301
1696	3300 STATE HIGHWAY 210 W	Fergus Falls	MN	56537
1697	8465 ELK GROVE BLVD	Elk Grove	CA	95758
1698	3 COMMERCE DR	Hooksett	NH	03106
1699	745 W HILL FIELD RD	Layton	UT	84041
1700	13425 COMMUNITY ROAD	Poway	CA	92064
1701	955 ELBERT ST	Elberton	GA	30635
1702	1000 NORTH WICKHAM R	Melbourne	FL	32935
1703	800 FOXCROFT AVE	Martinsburg	WV	25401
1704	1501 HELEN POWER DR	Vacaville	CA	95687
1705	1860 N ROAD	Waterloo	NY	13165
1707	16280 DRESDEN AVE	East Liverpool	OH	43920
1708	4848 S 900 W	Riverdale	UT	84405
1709	2016 N WAYNE ST	Angola	IN	46703
1710	950 HIGHWAY 80 E	Clinton	MS	39056
1711	1600 MONTCLAIR RD	Birmingham	AL	35210
1712	990 MISSOURI AVE N	Largo	FL	33770
1713	2071 N MAIN ST	Canton	IL	61520
1714	32 TYGART MALL LOOP	Fairmont	WV	26554
1715	8155 ELLIOTT RD	Easton	MD	21601
1716	150 SOLOMONS ISLAND RD N	Prince Frederick	MD	20678
1717	11930 ACTON LN	Waldorf	MD	20601
1718	2500 TIFFIN AVE	Findlay	OH	45840
1719	21400 PERRY AVE	Big Rapids	MI	49307
1720	1550 SCENIC HWY N	Snellville	GA	30078
1721	919 HIGHWAY 1 W	Iowa City	IA	52246
1722	1221 E MAIN ST	Marshall	MN	56258
1723	5101 SE 14TH ST	Des Moines	IA	50320
1724	1640 S WASHINGTON ST	Millersburg	OH	44654
1726	171 BURGESS ROAD	Harrisonburg	VA	22801
1727	861 COUNTY ROAD F	Berlin	WI	54923
1728	2321 CHARLES ST	Anderson	IN	46013
1729	4200 WESTERN AVE	Connersville	IN	47331
1730	1660 TAPPAHANNOCK BLVD	Tappahannock	VA	22560
1731	990 STATE ROUTE 5 AND 20	Geneva	NY	14456
1732	510 AVENUE C	Denison	IA	51442
1733	1621 E M 21	Owosso	MI	48867

Store	Building Address	City	State	Zip
1734	2610 N PROSPECT AVE	Champaign	IL	61822
1735	1455 E LAKE COOK RD	Wheeling	IL	60090
1736	36 JEROME DRIVE	Dover	DE	19901
1737	900 SOUTH ROUTE 83	Villa Park	IL	60181
1738	1300 HIGHWAY 15 S	Hutchinson	MN	55350
1739	30 TRINITY POINT DR	Washington	PA	15301
1740	2545 IL ROUTE 26 S	Freeport	IL	61032
1741	939 N DUPONT BLVD	Milford	DE	19963
1742	3501 ROUTE 42	Turnersville	NJ	08012
1743	201 WALTON ROAD	Harlan	KY	40831
1744	1902 EMPIRE BLVD RELOCATION	Webster	NY	14580
1745	3601 E MAIN ST	Richmond	IN	47374
1746	1380 W ELLIOT RD	Tempe	AZ	85284
1747	1800 N PERRIS BLVD	Perris	CA	92571
1748	3951 W ASHLEY CIR	Charleston	SC	29414
1749	59 WALTONS WAY	Somersworth	NH	03878
1750	1546 MARION-MT. GILEAD ROAD	Marion	OH	43302
1751	6600 GLENWOOD AVE	Raleigh	NC	27612
1752	3921 WILDER RD	Bay City	MI	48706
1753	11 ASHLEIGH DRIVE	Derry	NH	03038
1754	3850 E GRAND RIVER AVE	Howell	MI	48843
1755	4625 REDWOOD DR	Rohnert Park	CA	94928
1756	17251 FOOTHILL BLVD	Fontana	CA	92335
1757	4740 MALL DR	Hermantown	MN	55811
1758	3167 S STATE ROAD 3	New Castle	IN	47362
1759	6819 WALTON LN	Gloucester	VA	23061
1760	1018 RILEY ST	Folsom	CA	95630
1761	379 W PONTOON RD	Granite City	IL	62040
1762	700 LAFAYETTE ROAD UNIT #1	Seabrook	NH	03874
1763	4001 COLLEGE AVE	Bluefield	VA	24605
1764	1001 73RD ST	Des Moines	IA	50324
1765	2028 N CENTER AVE	Somerset	PA	15501
1766	3100 JOHNSON FERRY RD	Marietta	GA	30062
1767	4540 MAIN ST. B 3079	Shallotte	NC	28459
1768	1355 SANDHILL RD	Orem	UT	84058
1769	20 INDUSTRIAL DR	Du Bois	PA	15801
1770	20245 ROUTE 19	Cranberry Twp	PA	16066
1771	1500 S CENTERVILLE RD	Sturgis	MI	49091
1772	3600 WASHBURN WAY	Klamath Falls	OR	97603
1773	12401 JEFFERSON AVE	Newport News	VA	23602
1774	3310 NC HIGHWAY 87 S	Sanford	NC	27332
1775	3290 S SANTIAM HWY	Lebanon	OR	97355

Store	Building Address	City	State	Zip
1776	1901 MARKET WAY	Watertown	WI	53094
1777	5900 PERKIOMEN AVE	Reading	PA	19606
1778	321 YELLOWSTONE AVE	Cody	WY	82414
1779	10260 S HARLEM AVE	Bridgeview	IL	60455
1780	975 HILTON HEIGHTS RD	Charlottesville	VA	22901
1781	819 BENNIE RD	Cortland	NY	13045
1782	701 GRAND CENTRAL AVE	Vienna	WV	26105
1783	2700 W BROADWAY ST	Princeton	IN	47670
1784	3025 LANCASTER DR NE	Salem	OR	97305
1785	254 LOWELL RD	Hudson	NH	03051
1786	1360 TOWN CENTRE DR	Eagan	MN	55123
1787	2014 KITTYHAWK RD	Carroll	IA	51401
1788	500 GALLERY BLVD	Scarborough	ME	04074
1789	2350 W KETTLEMAN LN RELO	Lodi	CA	95242
1790	2150 N TELEGRAPH RD	Monroe	MI	48162
1791	7083 W 48TH ST	Fremont	MI	49412
1792	1102 MILLION DOLLAR HWY	Saint Marys	PA	15857
1793	3002 STACEY ALLISON WAY	Woodburn	OR	97071
1794	100 LUNGER DR	Bloomsburg	PA	17815
1795	177 FOREST GATE DR	Pisgah Forest	NC	28768
1796	85 STATE ROUTE 101A	Amherst	NH	03031
1797	55 THOMASTON COMMONS WAY	Thomaston	ME	04861
1798	1121 E CARO RD	Caro	MI	48723
1799	2950 NEW PINERY RD	Portage	WI	53901
1800	1801 MARKETPLACE DR	Garland	TX	75041
1801	4801 S COOPER ST	Arlington	TX	76017
1802	1501 SW WANAMAKER RD	Topeka	KS	66604
1803	4331 THOUSAND OAKS DRIVE	San Antonio	TX	78217
1804	1710 APPLE GLEN BLVD	Fort Wayne	IN	46804
1805	79295 US HWY 111	La Quinta	CA	92253
1806	329 S KINGSBORO AVE EXT	Gloversville	NY	12078
1807	265 N ROUTE 73	Berlin	NJ	08091
1808	1805 CENTRAL PARK DRIVE	Steamboat Springs	CO	80487
1809	701 OLDS ST	Jonesville	MI	49250
1810	26 W MERRITT BLVD	Fishkill	NY	12524
1811	1170 N MILITARY HWY	Norfolk	VA	23502
1812	3883 BURBANK RD	Wooster	OH	44691
1813	6788 STATE ROUTE 31 E	Newark	NY	14513
1814	1100 S RANDALL RD	Elgin	IL	60123
1815	3680 W SHAW AVE	Fresno	CA	93711
1816	7106 KNIGHTDALE BLVD	Knightdale	NC	27545
1817	1350 N 1ST ST	Hermiston	OR	97838

Store	Building Address	City	State	Zip
1818	2131 W GALENA BLVD	Aurora	IL	60506
1819	180 CEDAR FALLS RD	Menomonie	WI	54751
1820	1 HILLTOP PLZ	Kittanning	PA	16201
1821	9101 ALBEMARLE RD	Charlotte	NC	28227
1823	495 EISENHOWER DR	Hanover	PA	17331
1824	2515 ELLSWORTH RD	Ypsilanti	MI	48197
1825	8386 SUDLEY RD	Manassas	VA	20109
1826	1819 E NOBLE AVE	Visalia	CA	93292
1827	6545 LANDMARK DR	Park City	UT	84098
1828	250 CROSSROADS DR	Plover	WI	54467
1829	305 COMMERCE DR	Mullins	SC	29574
1830	297 GRANT AVE	Auburn	NY	13021
1831	8770 DELL CENTER DRIVE	Liverpool	NY	13090
1832	5601 E RAMON RD	Palm Springs	CA	92264
1833	1800 CARL D SILVER PKWY	Fredericksburg	VA	22401
1834	135 NE TERRY LN	Grants Pass	OR	97526
1835	2405 VESTAL PKWY E	Vestal	NY	13850
1836	1601 E US HIGHWAY 223	Adrian	MI	49221
1837	9451 FM 1960 BYPASS	Humble	TX	77338
1838	3041 N RAINBOW BLVD	Las Vegas	NV	89108
1839	4380 LEAVITT RD	Lorain	OH	44053
1840	1205 S MAIN ST	Manteca	CA	95337
1841	1521 SAMS CIR	Chesapeake	VA	23320
1842	4424 W WENDOVER AVE	Greensboro	NC	27407
1843	2375 NE HIGHWAY 99W	Mcminnville	OR	97128
1844	950 ROUTE 37 W	Toms River	NJ	08755
1845	4700 S FLAMINGO RD	Cooper City	FL	33330
1846	199 W 5TH ST	Douglas	AZ	85607
1847	4980 E SILVER SPRINGS BLVD	Ocala	FL	34470
1848	3S100 ROUTE 53	Glen Ellyn	IL	60137
1849	320 E HANES MILL RD	Winston Salem	NC	27105
1850	1730 LINCON WAY E	Chambersburg	PA	17202
1851	7900 W MCNAB RD	North Lauderdale	FL	33068
1852	14000 WORTH AVE	Woodbridge	VA	22192
1853	1231 S SANDERSON AVE	Hemet	CA	92545
1855	12195 SINGLETREE LN	Eden Prairie	MN	55344
1856	900 STILLWATER AVE	Bangor	ME	04401
1857	9303 MENTOR AVE	Mentor	OH	44060
1858	3001 E HIGHWAY 7	Montevideo	MN	56265
1859	2540 ROCKWOOD AVE	Calexico	CA	92231
1860	1000 E PULASKI HWY	Elkton	MD	21921
1861	5815 NORELL AVE N	Oak Park Heights	MN	55082

Store	Building Address	City	State	Zip
1862	1610 S RIVERSIDE AVE RELOCATIO	Rialto	CA	92376
1863	33752 VINE ST	Eastlake	OH	44095
1864	8000 LAKELAND AVE N	Brooklyn Park	MN	55445
1865	1410 E BRIDGE ST	Redwood Falls	MN	56283
1866	615 WILTON RD	Farmington	ME	04938
1867	280 WOODWARD RD	Westminster	MD	21157
1868	100 MOUNT AUBURN AVE	Auburn	ME	04210
1869	150 E ROUTE 70	Marlton	NJ	08053
1870	1690 SE HARVEST DR	Pullman	WA	99163
1871	20823 STATE ROUTE 3	Watertown	NY	13601
1872	2750 PROSPECT AVE	Helena	MT	59601
1873	1776 PLAINFIELD PIKE	Cranston	RI	02921
1874	2931 S MCCALL RD	Englewood	FL	34224
1875	407 GEORGE CLAUS BLVD	Severn	MD	21144
1876	2700 WASCO ST	Hood River	OR	97031
1877	1250 W HENDERSON AVE	Porterville	CA	93257
1878	1450 NORTH 2ND EAST	Rexburg	ID	83440
1879	621 MONTARA RD	Barstow	CA	92311
1880	2051 NEWMARK AVE	Coos Bay	OR	97420
1881	7901 WATT AVE	Antelope	CA	95843
1882	3400 FLORAL AVE	Selma	CA	93662
1883	3942 BRODHEAD ROAD	Monaca	PA	15061
1884	900 COMMERCE BLVD	Dickson City	PA	18519
1885	400 BUTLER CMNS	Butler	PA	16001
1886	6520 CARLISLE PIKE STE 550	Mechanicsburg	PA	17050
1887	1015 N LOYALSOCK AVE	Montoursville	PA	17754
1888	1550 N MAIN ST	North Logan	UT	84341
1889	11619 ISLAND AVE	Island City	OR	97850
1890	2702 N SALISBURY BLVD	Salisbury	MD	21801
1891	420 BUCKLAND HILLS DR	Manchester	CT	06042
1892	9450 JOLIET RD	Hodgkins	IL	60525
1893	3300 CRAIN HWY	Bowie	MD	20716
1894	4141 PEARL RD	Medina	OH	44256
1895	3750 W MARKET ST	Fairlawn	OH	44333
1896	8250 RAZORBACK RD	Colorado Springs	CO	80920
1897	801 MEACHAM RD	Elk Grove Village	IL	60007
1898	150 SMITH RD	Saint Charles	IL	60174
1899	6250 VALLEY SPRINGS PKWY	Riverside	CA	92507
1900	385 N OVERLAND AVE	Burley	ID	83318
1901	3901 HARRISON AVE	Butte	MT	59701
1902	1201 S 25TH E	Ammon	ID	83406
1903	1150 HARTER RD	Yuba City	CA	95993

Store	Building Address	City	State	Zip
1904	950 EDWARDS FERRY RD NE	Leesburg	VA	20176
1905	565 JENSEN GROVE DR	Blackfoot	ID	83221
1906	42 FAIRHAVEN COMMONS WAY	Fairhaven	MA	02719
1907	724 BRATTLEBORO RD	Hinsdale	NH	03451
1908	2292 MAIN ST	Green Bay	WI	54311
1909	1540 MILITARY RD	Niagara Falls	NY	14304
1910	900 E WASHINGTON BLVD	Crescent City	CA	95531
1911	2887 S ARLINGTON RD	Akron	OH	44312
1912	479 N MCKINLEY ST	Corona	CA	92879
1913	131 W GYPSY LANE RD	Bowling Green	OH	43402
1914	4210 EAST HIGHLAND AVENUE	Highland	CA	92346
1915	58501 29 PALMS HWY	Yucca Valley	CA	92284
1916	5571 W HILLSBORO BLVD	Coconut Creek	FL	33073
1917	170 TOWN CENTER PARKWAY	Santee	CA	92071
1918	250 HARTFORD AVE	Bellingham	MA	02019
1919	250 W BROADWAY	Lincoln	ME	04457
1920	5250 COMMERCIAL ST SE	Salem	OR	97306
1921	525 ROUTE 72 W	Manahawkin	NJ	08050
1922	12549 FOOTHILL BLVD	Rancho Cucamonga	CA	91739
1923	3999 ALPINE AVE NW	Comstock Park	MI	49321
1924	781 MAIN ST	Presque Isle	ME	04769
1925	160 NW 25TH ST	Newport	OR	97365
1926	341 STATE ROUTE 104	Oswego	NY	13126
1927	8160 MACEDONIA COMMONS BLVD	Macedonia	OH	44056
1928	4313 CORUNNA RD	Flint	MI	48532
1929	1308 HIGHWAY 33 S	Cloquet	MN	55720
1930	58 PLAISTOW RD	Plaistow	NH	03865
1931	2121 LINCOLN ST	Rhinelander	WI	54501
1932	17 MYRICK ST	Lamoine	ME	04605
1933	137 W NORTH AVE	Northlake	IL	60164
1934	315 FURR ST	South Hill	VA	23970
1935	150 TOWN CENTRE DR	Johnstown	PA	15904
1936	3763 I-75 BUSINESS SPUR	Sault Sainte Marie	MI	49783
1937	23605 AIRPORT RD	Coshocton	OH	43812
1938	7050 S CICERO AVE	Bedford Park	IL	60638
1939	15 TIBBETTS DR	Brunswick	ME	04011
1940	279 TROY RD	Rensselaer	NY	12144
1941	1950 AUTO CENTER DRIVE	Glendora	CA	91740
1942	2629 N PARK DR	Holland	MI	49424
1943	4700 N 27TH ST	Lincoln	NE	68521
1945	1169 S MAIN ST	Mansfield	PA	16933
1946	43 STEPHENVILLE ST	Massena	NY	13662

Store	Building Address	City	State	Zip
1947	902 ENGH RD	Omak	WA	98841
1948	400 THREE SPRINGS DR	Weirton	WV	26062
1949	10401 BENNETT RD	Fredonia	NY	14063
1950	2150 US 13 SOUTH	Ahoskie	NC	27910
1951	1775 E IDAHO AVE	Ontario	OR	97914
1952	8450 UNIVERSITY AVE NE	Fridley	MN	55432
1953	705 RETAIL WAY	Louisburg	NC	27549
1954	1930 MAIN ST	Sanford	ME	04073
1955	3849 NORTHRIDGE DR	Rockford	IL	61114
1956	2525 KING AVE W	Billings	MT	59102
1957	11225 TAMIAMI TRL N	Naples	FL	34110
1958	4534 E US HIGHWAY 83	Rio Grande City	TX	78582
1959	470 ROUTE 211 E	Middletown	NY	10940
1960	1505 N DALE MABRY HWY	Tampa	FL	33607
1961	6711 ALEXANDRIA PIKE	Alexandria	KY	41001
1962	1920 E MARKLAND AVE	Kokomo	IN	46901
1963	2111 FULKERTH RD	Turlock	CA	95380
1964	258 POST RD	Westerly	RI	02891
1965	3201 MANAWA CENTRE DR	Council Bluffs	IA	51501
1966	4235 VETERAN DR	Geneseo	NY	14454
1967	1105 BOSTON RD	Springfield	MA	01119
1968	645 S PHILADELPHIA BLVD	Aberdeen	MD	21001
1969	900 WALMART WAY	Midlothian	VA	23113
1970	280 WASHINGTON ST	Hudson	MA	01749
1971	3400 55TH ST NW	Rochester	MN	55901
1972	2700 LAS POSITAS RD	Livermore	CA	94551
1973	350 E FAIRMOUNT AVE	Lakewood	NY	14750
1974	17 LUDLOW RD	Houlton	ME	04730
1975	14 BOWEN ST	Claremont	NH	03743
1976	1400 COUNTY RD 64	Horseheads	NY	14845
1977	1872 ROUTE 88	Brick	NJ	08724
1978	2505 N OAK DR	Plymouth	IN	46563
1979	15960 DAM RD	Clearlake	CA	95422
1980	625 SCHOOL ST	Putnam	CT	06260
1981	45485 MIRAMAR WAY	California	MD	20619
1982	955 MUTUAL WAY	Appleton	WI	54913
1983	1670 MITCHELL RD	Ceres	CA	95307
1984	1415 CURRAN MEMORIAL HWY	North Adams	MA	01247
1985	3549 RUSSETT GRN	Laurel	MD	20724
1986	340 WESTWIND DR	Norwalk	OH	44857
1987	555 E GENESEE ST	Lapeer	MI	48446
1988	900 PLEASANT GROVE BLVD	Roseville	CA	95678

Store	Building Address	City	State	Zip
1989	701 W CENTRAL AVE	Lompoc	CA	93436
1990	1760 COLUMBUS PIKE	Delaware	OH	43015
1991	3313 W STATE RD 45	Bloomington	IN	47403
1992	1540 W FOOTHILL BLVD	Upland	CA	91786
1993	6265 BROCKPORT SPENCERPORT RD	Brockport	NY	14420
1994	25 CONSUMER SQ	Plattsburgh	NY	12901
1995	4240 YELLOWSTONE AVE	Chubbuck	ID	83202
1996	2551 E HALLANDALE BEACH BLVD	Hallandale Beach	FL	33009
1997	800 LOUDON ROAD	Latham	NY	12110
1998	3626 TOUHY AVE	Skokie	IL	60076
1999	1851 BUNKER LAKE BLVD NW	Andover	MN	55304
2000	5400 N CROATAN HWY STE 100	Kitty Hawk	NC	27949
2001	5125 EAST KINGS CANYON RD	Fresno	CA	93727
2002	7150 CAMINO ARROYO	Gilroy	CA	95020
2003	979 US 1 SOUTH	North Brunswick	NJ	08902
2004	4200 DODGE ST	Dubuque	IA	52003
2005	2420 SUPERCENTER DR NE	Kannapolis	NC	28083
2006	306 5TH ST	Clarkston	WA	99403
2007	1005 N STRATFORD RD	Moses Lake	WA	98837
2008	1566 W MAIN STREET EXT	Grove City	PA	16127
2009	401 CONSTANT FRIENDSHIP BLVD	Abingdon	MD	21009
2010	2107 S 11TH ST	Niles	MI	49120
2012	742 MAIN ST	North Oxford	MA	01537
2013	80 WATERVILLE COMMONS DR	Waterville	ME	04901
2014	2129 W HOUGHTON LAKE DR	Houghton Lake	MI	48629
2015	13059 FAIR LAKES PARKWAY	Fairfax	VA	22033
2016	810 NORTH HIGHWAY	Colville	WA	99114
2019	355 WALMART DR	Uniontown	PA	15401
2020	905 S COLLEGE AVE	Rensselaer	IN	47978
2021	36 PARAMOUNT DR	Raynham	MA	02767
2022	474 BOSTON POST RD	North Windham	CT	06256
2023	1355 E LEHMAN ST	Lebanon	PA	17046
2024	808 HUNTER HWY	Tunkhannock	PA	18657
2025	3010 W GRANT LINE RD	Tracy	CA	95304
2027	12500 COUNTRY CLUB MALL RD	Lavale	MD	21502
2028	5200 VAN BUREN BLVD	Riverside	CA	92503
2030	1101 SANGUINETTI ROAD	Sonora	CA	95370
2031	30600 DYER ST	Union City	CA	94587
2032	2001 N ROSE AVE	Oxnard	CA	93036
2033	1000 OLD RED TRAIL NW	Mandan	ND	58554
2035	1501 WAGNER AVENUE	Greenville	OH	45331
2036	2700 MOUNTAINEER BLVD	South Charleston	WV	25309

Store	Building Address	City	State	Zip
2037	909 E WISHKAH ST	Aberdeen	WA	98520
2038	45415 DULLES CROSSING PLZ	Sterling	VA	20166
2039	3055 LOUGHBOROUGH DR	Merced	CA	95348
2040	2106 MOUNT HOLLY RD	Burlington	NJ	08016
2041	709 S BROADWAY	Pennsville	NJ	08070
2043	2348 ROUTE #19	Warsaw	NY	14569
2044	2044 FOREST AVE	Chico	CA	95928
2045	8118 PERRY HILLS CT	Nottingham	MD	21236
2046	201 CIVIC CENTER DR	Augusta	ME	04330
2047	1573 MAIN ST	Palmyra	ME	04965
2048	2701 N TEXAS ST	Fairfield	CA	94533
2049	2600 PLANK ROAD COMMONS	Altoona	PA	16601
2050	300 E LAKE MEAD PKWY	Henderson	NV	89015
2051	3396 STOCKTON HILL RD	Kingman	AZ	86409
2052	1155 AIRPORT PARK BLVD	Ukiah	CA	95482
2053	470 N AIRPORT RD	Willows	CA	95988
2054	10355 WICKLOW WAY	Jackson	CA	95642
2055	344 LOUDON RD	Concord	NH	03301
2056	16 OLD GICK RD	Saratoga Springs	NY	12866
2057	750 US HWY 202	Rindge	NH	03461
2058	1725 NEW HOPE CHURCH RD	Raleigh	NC	27609
2059	2200 GREENGATE CENTRE CIR	Greensburg	PA	15601
2060	3180 RICHMOND RD	Lexington	KY	40509
2061	412 OAKS XING	Plainwell	MI	49080
2062	1400 MALL DR	Benton Harbor	MI	49022
2063	6001 MAHONING AVE	Austintown	OH	44515
2064	220 ROUTE 6 & 209	Milford	PA	18337
2065	8445 WALBROOK DR	Knoxville	TN	37923
2066	2727 DUNVALE RD	Houston	TX	77063
2068	180 LEVITTOWN CTR	Levittown	PA	19055
2069	1360 CENTER DR	Medford	OR	97501
2070	3101 A ST	Anchorage	AK	99503
2071	8900 OLD SEWARD HWY	Anchorage	AK	99515
2073	10000 BROOKPARK RD	Cleveland	OH	44130
2074	1350 S SEWARD MERIDIAN PKWY	Wasilla	AK	99654
2075	20120 PINEBROOK BLVD	Bend	OR	97702
2077	31700 GRAPE ST	Lake Elsinore	CA	92532
2078	804 PIKE ST	Marietta	OH	45750
2079	3225 US HIGHWAY 41 W	Marquette	MI	49855
2080	6020 B DR N	Battle Creek	MI	49014
2081	23106 US HIGHWAY 19 N	Clearwater	FL	33765
2082	12701 TOWNE CENTER DR	Cerritos	CA	90703

Store	Building Address	City	State	Zip
2083	75 RETAIL CIRCLE	Morgantown	WV	26508
2084	1500 N 7TH AVE	Bozeman	MT	59715
2086	1700 DALLAS PKWY	Plano	TX	75093
2087	850 EAST COUNTY RD E	Vadnais Heights	MN	55127
2088	4133 VETERANS MEMORIAL DR	Batavia	NY	14020
2089	13245 LEE HWY	Bristol	VA	24202
2090	230 STATE HIGHWAY	Franklin	NJ	07416
2091	8651 NW 13TH TER	Doral	FL	33126
2092	3000 FORD STREET EXT	Ogdensburg	NY	13669
2093	710 HORATIO ST	Utica	NY	13502
2094	1800 UNIVERSITY DR	Vista	CA	92083
2095	15 TOBEY RD	Wareham	MA	02571
2096	100 E STREET RD	Warminster	PA	18974
2097	460 FAIRVIEW AVE	Hudson	NY	12534
2098	3900 MORSE RD	Columbus	OH	43219
2099	180 NIBLICK RD	Paso Robles	CA	93446
2100	1150 S MAIN ST	Cheboygan	MI	49721
2101	2720 S QUILLAN ST	Kennewick	WA	99337
2102	4854 W US HIGHWAY 10	Ludington	MI	49431
2103	550 PROVIDENCE HWY	Walpole	MA	02081
2104	1201 ROUTE 300	Newburgh	NY	12550
2105	4122 LBJ FREEWAY	Dallas	TX	75244
2106	2425 E 2ND ST	Reno	NV	89502
2107	5735 SOUTH TRANSIT ROAD	Lockport	NY	14094
2108	4620 BLACK HORSE PIKE	Mays Landing	NJ	08330
2109	2291 N 2ND ST	Millville	NJ	08332
2110	14501 LAKEWOOD BLVD	Paramount	CA	90723
2111	5335 HIGHWAY 280	Birmingham	AL	35242
2112	4915 N PIMA RD	Scottsdale	AZ	85251
2113	1607 W BETHANY HOME RD	Phoenix	AZ	85015
2114	1621 MAIN ST	Chipley	FL	32428
2115	231 BLUEBELL DR SW	New Philadelphia	OH	44663
2116	891 ROUTE #9	Queensbury	NY	12804
2117	1575 WEST PACHECO BLVD	Los Banos	CA	93635
2118	301 MASSACHUSETTS AVE	Lunenburg	MA	01462
2119	301 RANCH DR	Milpitas	CA	95035
2120	5396 STATE HIGHWAY 12	Norwich	NY	13815
2121	100 E WALLACE KNEELAND BLVD	Shelton	WA	98584
2122	30 MEMORIAL DR	Avon	MA	02322
2123	4000 NEW BOSTON RD	Texarkana	TX	75501
2124	3360 PENTAGON BLVD	Beavercreek	OH	45431
2125	7455 W COLFAX AVE	Lakewood	CO	80214

Store	Building Address	City	State	Zip
2126	95-550 LANIKUHANA AVE	Mililani	HI	96789
2127	4300 RIB MOUNTAIN DR	Wausau	WI	54401
2128	295 PLYMOUTH ST	Halifax	MA	02338
2129	100 SUPERCENTER DR	Clearfield	PA	16830
2130	2460 LAFAYETTE RD	Portsmouth	NH	03801
2131	1301 SW 37TH ST	Topeka	KS	66611
2132	10606 N MALL DR	Baton Rouge	LA	70809
2133	5017 W HIGHWAY 290	Austin	TX	78735
2134	7735 N TRYON ST	Charlotte	NC	28262
2135	139 MERCHANT PL	Cobleskill	NY	12043
2136	801 JAMES MADISON HWY	Culpeper	VA	22701
2137	5450 NEW HOPE COMMONS DR	Durham	NC	27707
2138	285 PLAINFIELD RD	West Lebanon	NH	03784
2139	780 LYNNWAY	Lynn	MA	01905
2140	46 N SOUTH RD	North Conway	NH	03860
2141	1675 S CHRISTOPHER COLUMBUS BL	Philadelphia	PA	19148
2142	326 N BROADWAY	Salem	NH	03079
2143	60 FAIRGROUNDS MKT PL	Skowhegan	ME	04976
2144	970 TORRINGFORD ST	Torrington	CT	06790
2145	2601 MACARTHUR RD RELOCATION	Whitehall	PA	18052
2146	101 SANFORD FARMS SHOPPING CTR	Amsterdam	NY	12010
2147	4000 HWY 93 SOUTH	Missoula	MT	59804
2149	1575 COSHOCTON AVE	Mount Vernon	OH	43050
2150	710 DENNERY ROAD	San Diego	CA	92154
2151	12555 W SUNRISE BLVD	Sunrise	FL	33323
2152	141 WASHINGTON AVE EXTENSION	Albany	NY	12205
2153	50 BOULDER WAY	Biddeford	ME	04005
2154	2635 PLEASANT HILL RD	Duluth	GA	30096
2155	677 TIMPANY BLVD	Gardner	MA	01440
2156	750 MIDDLE COUNTRY RD	Middle Island	NY	11953
2157	506 STATE RD	North Dartmouth	MA	02747
2158	200 OTIS ST	Northborough	MA	01532
2159	1869 PLAZA DR	Olean	NY	14760
2160	3500 S CRATER RD	Petersburg	VA	23805
2161	4501 ROSEWOOD DR	Pleasanton	CA	94588
2163	465 BRIDGEPORT AVE	Shelton	CT	06484
2164	317 S CASCADE DR	Springville	NY	14141
2166	6438 BASILE ROWE	East Syracuse	NY	13057
2167	270 INDIAN RUN ST	Exton	PA	19341
2169	1731 BLAKESLEE BOULEVARD DR E	Lehighton	PA	18235
2170	220 SALEM TPKE	Norwich	CT	06360
2171	101 NASSAU PARK BLVD	Princeton	NJ	08540

Store	Building Address	City	State	Zip
2174	141 SPRINGFIELD RD	Westfield	MA	01085
2175	18401 STATE HWY 13	Branson West	MO	65737
2176	2144 W INDIANTOWN RD	Jupiter	FL	33458
2177	3382 MURPHY CANYON ROAD	San Diego	CA	92123
2178	379 SOUTH ST	Calais	ME	04619
2180	55 BROOKSBY VILLAGE WAY	Danvers	MA	01923
2181	82-491 AVENUE 42	Indio	CA	92203
2183	1240 MAIN ST	Oxford	ME	04270
2184	1180 FALL RIVER AVE	Seekonk	MA	02771
2185	980 N SUSQUEHANNA TRL	Selinsgrove	PA	17870
2187	2000 N WENATCHEE AVE	Wenatchee	WA	98801
2188	18600 EAGLE RIVER RD	Eagle River	AK	99577
2189	4855 KIETZKE LN	Reno	NV	89509
2190	1720 E MAIN ST	Woodland	CA	95776
2191	1215 S MAIN ST	Bryan	OH	43506
2192	995 RAZORBACK DR	Houghton	MI	49931
2193	100 MALL DR	Steubenville	OH	43952
2194	5885 KINGSTOWNE BLVD	Alexandria	VA	22315
2195	4900 U.S. HWY #9	Howell	NJ	07731
2196	3411 E KOLONELS WAY	Port Angeles	WA	98362
2197	2016 MILLENNIUM BLVD	Cortland	OH	44410
2198	700 AMERICAN BLVD E	Bloomington	MN	55420
2199	50739 VALLEY PLAZA DR	Saint Clairsville	OH	43950
2200	150 GOLD STAR HWY	Groton	CT	06340
2201	7101 GATEWAY BLVD W	El Paso	TX	79925
2202	30 LANDING RD	Windham	ME	04062
2204	1300 DES PLAINES AVE	Forest Park	IL	60130
2205	1000 TOWN CENTER DRIVE	York	PA	17408
2206	27470 ALICIA PKWY	Laguna Niguel	CA	92677
2207	7250 UNION PARK AVE	Midvale	UT	84047
2208	1887 ELMIRA ST	Sayre	PA	18840
2209	2850 MAPLE AVE	Zanesville	OH	43701
2210	3290 SHERIDAN DR	Amherst	NY	14226
2211	1300 DORAL DR	Poland	OH	44514
2213	3270 TELEGRAPH RD	Saint Louis	MO	63125
2214	5420 FOREST DR	Columbia	SC	29206
2215	2189 75TH ST	Darien	IL	60561
2218	26502 TOWNE CENTRE DR	Foothill Ranch	CA	92610
2221	2021 E INDEPENDENCE ST	Springfield	MO	65804
2222	333 MAIN ST	Tewksbury	MA	01876
2223	9499 SHERIDAN BLVD	Westminster	CO	80031
2224	863 HARVEST LN	Williston	VT	05495

Store	Building Address	City	State	Zip
2225	7 DOWLING VILLAGE BLVD	North Smithfield	RI	02896
2226	19340 HAWTHORNE BLVD	Torrance	CA	90503
2227	777 BROCKTON AVE	Abington	MA	02351
2228	555 HUBBARD AVE STE 12	Pittsfield	MA	01201
2230	373 BENNER PIKE	State College	PA	16801
2231	3930 44TH AVENUE DR	Moline	IL	61265
2232	120 COMMERCIAL PKWY	Branford	CT	06405
2233	7400 GUILFORD DR	Frederick	MD	21704
2234	5815 ROME TABERG RD	Rome	NY	13440
2236	651 MAIN ST	Harleysville	PA	19438
2237	2523 LEE BLVD	Lehigh Acres	FL	33971
2238	1879 E SHERMAN BLVD	Muskegon	MI	49444
2239	8923 W MILITARY DR	San Antonio	TX	78245
2241	2675 E LINCOLN AVE	Sunnyside	WA	98944
2242	440 N EUCLID ST	Anaheim	CA	92801
2243	300 NW OAKTREE LN	Redmond	OR	97756
2244	3333 US ROUTE 60	Huntington	WV	25705
2245	705 COLLEGE BLVD	Oceanside	CA	92057
2246	17 COLBY CT	Bedford	NH	03110
2247	2010 KILDAIRE FARM RD	Cary	NC	27518
2248	6205 BALTIMORE NATIONAL PIKE	Catonsville	MD	21228
2249	1601 NW LOUISIANA AVE	Chehalis	WA	98532
2250	4000 RED BANK RD	Cincinnati	OH	45227
2251	17150 GALE AVE	City Of Industry	CA	91745
2252	3722 EASTON NAZARETH HWY	Easton	PA	18045
2253	13487 CAMINO CANADA	El Cajon	CA	92021
2254	55 S WHITE HORSE PIKE	Hammonton	NJ	08037
2255	761 AIRPORT RD	Hazle Township	PA	18202
2256	200 N COOPER DR	Henderson	NC	27536
2257	13484 NORTHWEST FWY	Houston	TX	77040
2258	7910 RICHMOND HWY	Alexandria	VA	22306
2259	170 HUTTON RANCH RD	Kalispell	MT	59901
2261	1031 TEN ROD RD	North Kingstown	RI	02852
2262	5054 STATE HIGHWAY 23	Oneonta	NY	13820
2263	233 SHOEMAKER RD	Pottstown	PA	19464
2264	1320 ALTAMONT AVE	Schenectady	NY	12303
2265	3950 GRANDVIEW DR	Simpsonville	SC	29680
2266	8585 PEARL RD	Strongsville	OH	44136
2267	137 W BOYLSTON ST	West Boylston	MA	01583
2269	1600 E CHESTNUT AVE	Yakima	WA	98901
2270	1155 S CAMINO DEL RIO	Durango	CO	81303
2271	1244 EAST GREEN BAY	Shawano	WI	54166

Store	Building Address	City	State	Zip
2272	2775 DORCHESTER SQ	Cambridge	MD	21613
2273	5323 E COURT ST N	Burton	MI	48509
2274	200 12TH ST SW	Forest Lake	MN	55025
2275	5720 COLLEGE CORNER PIKE	Oxford	OH	45056
2276	333 BOYD BLVD	La Porte	IN	46350
2277	323 W SHAW AVE	Clovis	CA	93612
2278	1825 DOWNS DR	Erie	PA	16509
2279	6721 CHESAPEAKE CENTER DR	Glen Burnie	MD	21060
2280	600 SHOWERS DR	Mountain View	CA	94040
2281	2351 CENTURY DR	West Mifflin	PA	15122
2282	44 PROSPECT HILL ROAD	East Windsor	CT	06088
2283	650 CENTRE OF NEW ENGLAND BLVD	Coventry	RI	02816
2284	1100 NEW HAVEN RD	Naugatuck	CT	06770
2285	103 N CAROLINE ST	Herkimer	NY	13350
2286	161 CENTEREACH MALL	Centereach	NY	11720
2287	2501 W STATE ST	New Castle	PA	16101
2288	80 RIO RANCHO RD	Pomona	CA	91766
2289	210 NORTHSIDE DR RELOCATION	Bennington	VT	05201
2290	9750 REISTERTOWN ROAD A	Owings Mills	MD	21117
2291	75 NORTH BROADWAY	Chula Vista	CA	91910
2292	1275 N AZUSA AVE	Covina	CA	91722
2293	952 SWEDE GULCH RD	Evergreen	CO	80439
2294	152 ROUTE 31 NORTH	Flemington	NJ	08822
2295	7901 BROOK RD	Richmond	VA	23227
2297	25450 THE OLD RD	Stevenson Ranch	CA	91381
2299	161 BERLIN RD	Cromwell	CT	06416
2300	250 SUMMIT PARK DR	Pittsburgh	PA	15275
2305	325 OAKLAND ST	Bristol	CT	06010
2306	5710 MCFARLAND BLVD	Northport	AL	35476
2307	11328 S JORDAN GTWY	South Jordan	UT	84095
2308	3-3300 KUHIO HWY	Lihue	HI	96766
2309	8288 CINCINNATI DAYTON RD	West Chester	OH	45069
2310	3051 KINZEL WAY	Knoxville	TN	37924
2311	2800 WAL MART DR	Huntington	IN	46750
2312	4807 VALLEY VIEW BLVD NW	Roanoke	VA	24012
2313	905 SINGLETARY DR	Streetsboro	OH	44241
2314	94-595 KUPUOHI ST	Waipahu	HI	96797
2315	321 NE KINGS VALLEY HWY	Dallas	OR	97338
2316	24801 BROOKPARK RD	North Olmsted	OH	44070
2317	6797 STATE HIGHWAY 303 NE	Bremerton	WA	98311
2318	3100 OAKLAND AVE	Indiana	PA	15701
2319	1250 SW ERIE ST	Oak Harbor	WA	98277

Store	Building Address	City	State	Zip
2320	901 ROW RIVER RD	Cottage Grove	OR	97424
2321	75-1015 HENRY ST	Kailua Kona	HI	96740
2322	577 N GERMANTOWN PKWY	Cordova	TN	38018
2323	3520 HUDSON DR	Stow	OH	44224
2325	3497 BETHEL RD SE	Port Orchard	WA	98366
2326	1000 STATE ROUTE 36	Hornell	NY	14843
2328	2014 WADE HAMPTON BLVD	Greenville	SC	29615
2329	555 E MAIN ST	Orange	MA	01364
2330	116 FARMINGTON RD	Rochester	NH	03867
2331	155 WATERFORD PARKWAY NO.	Waterford	CT	06385
2332	700 TUCKERS WAY	St Albans	VT	05478
2333	20251 HWY 18	Apple Valley	CA	92307
2334	2034 LINCOLN HWY E	Lancaster	PA	17602
2335	4198 NAKOOSA TRL	Madison	WI	53714
2336	300 COLONY PLACE RD	Plymouth	MA	02360
2337	550 OLD FRANKLIN TPKE	Rocky Mount	VA	24151
2338	2640 CROSSING CIR	Traverse City	MI	49684
2339	2801 NORTHWESTERN AVE	West Lafayette	IN	47906
2340	890 E MAIN ST	Ephrata	PA	17522
2341	301 FALLS BLVD	Quincy	MA	02169
2348	1231 FOLLY RD	Charleston	SC	29412
2350	485 AIRPORT HWY	Wauseon	OH	43567
2351	30 CATSKILL CMNS	Catskill	NY	12414
2352	2101 2ND AVE SE	Cambridge	MN	55008
2354	2500 S ADAMS RD	Rochester Hills	MI	48309
2355	5033 TRANSIT RD	Williamsville	NY	14221
2357	20910 FREDERICK RD	Germantown	MD	20876
2358	1180 M 32 W	Alpena	MI	49707
2359	3551 N RIDGE RD E	Ashtabula	OH	44004
2360	4725 ASHFORD DUNWOODY RD	Dunwoody	GA	30338
2361	4572 MEGA ST NW	North Canton	OH	44720
2362	1868 WARRENSVILLE CENTER RD	South Euclid	OH	44121
2365	3271 ROUTE 940	Mount Pocono	PA	18344
2366	1470 S WASHINGTON ST	North Attleboro	MA	02760
2367	950 11TH ST SW	Pine City	MN	55063
2368	355 LINCOLN AVE	East Stroudsburg	PA	18301
2369	33 SHERWOOD DRIVE	Tilton	NH	03276
2370	760 HOOSICK RD	Troy	NY	12180
2371	844 N COLONY RD	Wallingford	CT	06492
2373	840 POST RD	Warwick	RI	02888
2376	4651 WOODSTOCK RD NE SUITE 150	Roswell	GA	30075
2385	762 OUTLET COLLECTION WAY	Auburn	WA	98001

Store	Building Address	City	State	Zip
2386	352 PALMER RD	Ware	MA	01082
2387	11110 CAUSEWAY BLVD	Brandon	FL	33511
2388	950 W VOTAW ST	Portland	IN	47371
2391	8745 LITTLE ROAD	New Port Richey	FL	34654
2392	3560 BEE RIDGE RD	Sarasota	FL	34239
2393	640 SE 4TH ST	Moore	OK	73160
2394	1500 SW 59TH ST	Oklahoma City	OK	73119
2395	9411 S DELAWARE AVE	Tulsa	OK	74137
2396	12700 S MILITARY TRL	Boynton Beach	FL	33436
2397	2951 MATLOCK RD	Mansfield	TX	76063
2398	2200 WOODBURY AVE	Newington	NH	03801
2399	300 KELLER ST	Manchester	NH	03103
2400	85 RIVER TRACE LANE	Chillicothe	OH	45601
2401	1600 MOUNTAIN AVE	Duarte	CA	91010
2402	2944 MOUNTAIN CITY HWY	Elko	NV	89801
2403	310 31ST AVE SE	Puyallup	WA	98374
2404	8500 JONES MALTSBERGER RD	San Antonio	TX	78216
2405	5360 SOUTHWESTERN BLVD	Hamburg	NY	14075
2406	3155 SOUTH FEDERAL HIGHWAY	Delray Beach	FL	33483
2412	3200 NORTH RIDGE RD	Ellicott City	MD	21043
2414	973 N HARRISON AVE	Cary	NC	27513
2415	3429 STATE STREET	Schenectady	NY	12304
2417	1850 ANDERSON RD	Petoskey	MI	49770
2418	4300 MISSOURI FLAT RD	Placerville	CA	95667
2419	18922 REHOBOTH MALL BLVD	Rehoboth Beach	DE	19971
2420	100 SARA WAY	Belle Vernon	PA	15012
2421	2212 GLACIER DR	Saint Croix Falls	WI	54024
2422	2295 GABLE RD	Saint Helens	OR	97051
2424	1134 WICKER ST	Ticonderoga	NY	12883
2426	5200 WEST POINTE PLAZA	Columbus	OH	43228
2427	9301 FOREST LN	Dallas	TX	75243
2428	1701 S KANSAS RD	Newton	KS	67114
2429	2100 N BECHTLE AVE	Springfield	OH	45504
2430	1424 W 47TH STREET	Chicago (Back Of Yards)	IL	60609
2431	1330 W BEEBE CAPPS EXPY	Searcy	AR	72143
2432	2500 JAMIE LANE	Lincoln	NE	68512
2433	101 W BUCKINGHAM RD	Garland	TX	75040
2434	1920 SO. STEPEHENSON AVE	Iron Mountain	MI	49801
2435	2399 NORTH POINT BLVD	Dundalk	MD	21222
2436	6400A RIDGE ROAD, SUITE 1	Sykesville	MD	21784
2437	700 JAMES MADISON HWY	Warrenton	VA	20186
2438	217 GARRISONVILLE RD	Stafford	VA	22554

Store	Building Address	City	State	Zip
2439	8700 N HIGHWAY 146	Baytown	TX	77523
2440	210 WALMART PLZ	Sylva	NC	28779
2441	1505 MAIN ST	Hamilton	OH	45013
2442	5261 NORTH ANTIOCH ROAD	Kansas City	MO	64119
2444	2024 GENESEE ST	Oneida	NY	13421
2445	1515 BETHLEHEM PIKE	Hatfield	PA	19440
2446	195 N WEST END BLVD	Quakertown	PA	18951
2447	2322 FERGUSON RD	Cincinnati	OH	45238
2448	9300 EAST POINT DOUGLAS RD S	Cottage Grove	MN	55016
2450	4420 MERIDIAN ST	Bellingham	WA	98226
2451	4700 CUTLER AVE NE	Albuquerque	NM	87110
2452	401 E CAPITOL DR	Milwaukee	WI	53212
2453	2333 RENO HWY	Fallon	NV	89406
2455	701 SMELTER AVE NE	Great Falls	MT	59404
2457	10655 FOLSOM BLVD	Rancho Cordova	CA	95670
2458	1800 N MAIN	Salinas	CA	93906
2459	4381 CATTLEMEN RD	Sarasota	FL	34233
2460	22899 SUSSEX HWY	Seaford	DE	19973
2465	3697 WINDSOR SPRING RD	Hephzibah	GA	30815
2468	901 GOLF COURSE DRIVE	Rohnert Park	CA	94928
2469	540 7TH AVE	Longview	WA	98632
2471	5900 BRITTON PKWY	Dublin	OH	43016
2472	4550 KESTER MILL RD	Winston Salem	NC	27103
2473	325 E MAKAALA ST	Hilo	HI	96720
2474	R.R. #4 BOX 82	Keyser	WV	26726
2475	1436 DOGWOOD DR SE	Conyers	GA	30013
2476	1700 SE MEADOWBROOK BLVD	College Place	WA	99324
2477	2125 NW STEWART PKWY	Roseburg	OR	97471
2479	3412 COLLEGE AVE	San Diego	CA	92115
2480	777 OLD WILLOW AVE	Honesdale	PA	18431
2481	9300 STATE ROUTE 61	Coal Township	PA	17866
2482	857 N DOBSON RD	Mesa	AZ	85201
2484	1005 W SUGARLAND HWY	Clewiston	FL	33440
2485	476999 HIGHWAY 95	Ponderay	ID	83852
2486	4080 STEVENS CREEK BLVD	San Jose	CA	95129
2487	1560 WEST SIXTH STREET	Corona	CA	92882
2488	1203 6TH AVE SE	Decatur	AL	35601
2490	5150 ROE BLVD	Roeland Park	KS	66205
2491	4101 N VERMILION ST STE A	Danville	IL	61834
2492	2203 SW COURT AVE	Pendleton	OR	97801
2493	5859 28TH ST SE	Grand Rapids	MI	49546
2494	2100 VISTA WAY	Oceanside	CA	92054

Store	Building Address	City	State	Zip
2495	13331 BEACH BLVD	Westminster	CA	92683
2496	200 WATAUGA VILLAGE DR	Boone	NC	28607
2497	1300 US HIGHWAY 22	Phillipsburg	NJ	08865
2499	8801 CONROY WINDERMERE RD	Orlando	FL	32835
2502	100 COLONY LN	Latrobe	PA	15650
2503	1885 STATE ROUTE 57 STE 100	Hackettstown	NJ	07840
2504	601 FRANK STOTTILE BLVD	Kingston	NY	12401
2505	5501 HIGHWAY 6	Missouri City	TX	77459
2506	2600 STATE ROUTE 59	Ravenna	OH	44266
2507	2220 S BRADLEY RD	Santa Maria	CA	93455
2508	8300 W OVERLAND RD	Boise	ID	83709
2509	810 S IRISH RD	Chilton	WI	53014
2510	8760 NORTHRIDGE WAY	Minocqua	WI	54548
2511	949 W GRASSLAND DR	American Fork	UT	84003
2512	1825 W BELL RD	Phoenix	AZ	85023
2513	270 WALMART WAY	Dahlonega	GA	30533
2514	2132 OLD SNOW HILL RD	Pocomoke City	MD	21851
2515	3721 E THOMAS RD	Phoenix	AZ	85018
2516	743 RAINIER AVENUE SOUTH	Renton	WA	98057
2517	3600 W MCFADDEN AVE	Santa Ana	CA	92704
2518	700 MARKETPLACE BLVD	Hamilton	NJ	08691
2519	698 SHREWSBURY COMMONS AVE	Shrewsbury	PA	17361
2520	125 WASHINGTON SQUARE PLZ	Fredericksburg	VA	22405
2522	601 N LINCOLN RD	Escanaba	MI	49829
2523	2595 E IMPERIAL HWY	Brea	CA	92821
2526	19821 RINALDI ST	Porter Ranch	CA	91326
2527	951 AVENIDA PICO	San Clemente	CA	92673
2528	167 HOGAN BLVD	Mill Hall	PA	17751
2529	2021 LYNNHAVEN PKWY	Virginia Beach	VA	23456
2530	1 RUTLAND SHOPPING PLZ	Rutland	VT	05701
2531	3133 E MAIN ST	Mohegan Lake	NY	10547
2532	2785 MILWAUKEE RD	Beloit	WI	53511
2533	3767 GULF BREEZE PKWY	Gulf Breeze	FL	32563
2534	3300 S OATES ST	Dothan	AL	36301
2535	500 TERRY RICH BLVD	Saint Clair	PA	17970
2536	1110 E PROSPERITY AVE	Tulare	CA	93274
2537	1515 DANA DR	Redding	CA	96003
2538	1040 GREEN ACRES RD	Eugene	OR	97408
2539	15727 E BROADWAY AVE	Spokane Valley	WA	99037
2540	63 PERKINS RD	Clarion	PA	16214
2541	2700 W STATE ST	Alliance	OH	44601
2542	1720 N PERRY ST	Ottawa	OH	45875

Store	Building Address	City	State	Zip
2543	390 ROUTE 315 HWY	Pittston	PA	18640
2544	6087 US HIGHWAY 6	Portage	IN	46368
2545	2900 ROOSEVELT RD	Marinette	WI	54143
2546	2300 N TUSTIN ST	Orange	CA	92865
2547	41 ANAWANA LAKE RD	Monticello	NY	12701
2548	28402 US HIGHWAY 119	South Williamson	KY	41503
2549	9212 N COLTON ST	Spokane	WA	99218
2550	221E NE 104TH AVE	Vancouver	WA	98664
2551	209 E RIDGEVILLE BLVD	Mount Airy	MD	21771
2552	4200 SE 82ND AVE	Portland	OR	97266
2553	6650 HEMBREE LN	Windsor	CA	95492
2554	13055 W RANCHO SANTA FE BLVD	Avondale	AZ	85392
2555	117 WILTON BLVD	New Castle	DE	19720
2556	1168 W BRANCH ST	Arroyo Grande	CA	93420
2557	8400 ROSEDALE HWY	Bakersfield	CA	93312
2558	44575 MOUND RD	Sterling Heights	MI	48314
2559	33201 VAN DYKE AVE	Sterling Heights	MI	48312
2560	11416 OCEAN GTWY	Berlin	MD	21811
2561	5350 W. RIDGE RD	Erie	PA	16506
2562	2160 C0MMERCE ROAD	Goodland	KS	67735
2563	735 N GOSPEL ST	Paoli	IN	47454
2564	1036 US HIGHWAY 211 W	Luray	VA	22835
2565	197 MADISON HEIGHTS SQ	Madison Heights	VA	24572
2566	96 PATRICK HENRY WAY	Charles Town	WV	25414
2567	4542 KENOWA AVE SW	Grandville	MI	49418
2568	8333 VAN NUYS BLVD	Panorama City	CA	91402
2569	2569 TO 461 RT 10 SUITE 29	Ledgewood	NJ	07852
2571	1900 S 314TH ST	Federal Way	WA	98003
2572	990 W EMMITT AVE	Waverly	OH	45690
2574	60 NOBLE BLVD	Carlisle	PA	17013
2575	3900 DAVE WARD DR	Conway	AR	72034
2576	100 NITRO MARKET PL	Cross Lanes	WV	25313
2577	1 FRANKEL WAY	Cockeysville	MD	21030
2579	510 LINDEN ST	Chadron	NE	69337
2580	1415 SUNSET AVE	Clinton	NC	28328
2581	5399 W GENESEE ST	Camillus	NY	13031
2582	ROUTE 513 AND I-78	Clinton	NJ	08809
2583	1123 JERUSALEM AVE	Uniondale	NY	11553
2584	4375 LAWRENCEVILLE HWY	Tucker	GA	30084
2585	150 BARNUM AVENUE CUTOFF	Stratford	CT	06614
2586	100 THRUWAY PLAZA DR	Buffalo	NY	14225
2587	304 S ROCKWOOD DR	Cabot	AR	72023

Store	Building Address	City	State	Zip
2588	100 WALMART DR	North Versailles	PA	15137
2590	7650 NE SHALEEN STREET	Hillsboro	OR	97006
2591	151 SW 184TH AVE	Pembroke Pines	FL	33029
2592	1807 W CRAIG RD	North Las Vegas	NV	89032
2593	2310 E SERENE AVE	Las Vegas	NV	89123
2594	1400 164TH ST SW	Lynnwood	WA	98087
2595	8924 QUILCEDA BLVD	Marysville	WA	98271
2596	2301 FREEWAY DR	Mount Vernon	WA	98273
2597	10 KIMBERLY LN	Cranberry	PA	16319
2598	3661 TRUXEL RD	Sacramento	CA	95834
2599	5555 DE ZAVALA RD	San Antonio	TX	78249
2600	100 THF BLVD	Chesterfield	MO	63005
2603	300 WALMART DR	Gibsonia	PA	15044
2604	26 HAMPTON HOUSE RD	Newton	NJ	07860
2605	2145 EASTERN AVE	Gallipolis	OH	45631
2607	36318 MEMORY LANE	Polson	MT	59860
2608	3205 STOWER ST	Miles City	MT	59301
2609	2770 CARSON ST	Lakewood	CA	90712
2610	77 NORMAN MORGAN BLVD	Logan	WV	25601
2611	2100 SUMMIT RIDGE PLZ	Mt Pleasant	PA	15666
2612	1850 N ZARAGOZA RD	El Paso	TX	79936
2613	1875 E MANSFIELD ST	Bucyrus	OH	44820
2614	5370 ALLENTOWN PIKE	Temple	PA	19560
2615	3274 INNER PERIMETER RD	Valdosta	GA	31602
2616	1307 HIGHWAY K	O Fallon	MO	63366
2617	3010 POTATO RD	Winnemucca	NV	89445
2618	3301 PONTIAC TRAIL ROAD	Commerce	MI	48390
2619	910 JOE MANN BLVD	Midland	MI	48642
2620	1618 W M 43 HWY	Hastings	MI	49058
2621	255 COCHRAN ST	Simi Valley	CA	93065
2626	6868 US HIGHWAY 129	Live Oak	FL	32060
2627	2701 E FLETCHER AVE	Tampa	FL	33612
2628	4051 NICHOLASVILLE RD	Lexington	KY	40503
2629	100 VALLEY PKWY	Whitinsville	MA	01588
2630	1100 N 1ST ST	Jesup	GA	31545
2631	29555 PLYMOUTH RD	Livonia	MI	48150
2632	115 E DUNLAP AVE	Phoenix	AZ	85020
2633	1303 CENTENNIAL AVE	Piscataway	NJ	08854
2634	561 MAIN ST	Gorham	NH	03581
2636	8230 TALBERT AVE	Huntington Beach	CA	92646
2637	288 LARKIN DR	Monroe	NY	10950
2638	12504 U.S. ROUTE 60	Ashland	KY	41102

Store	Building Address	City	State	Zip
2639	1458 LAKE SHORE RD	Gilford	NH	03249
2640	450 HIGHLAND AVE	Salem	MA	01970
2641	1091 MILLCREEK RD	Allentown	PA	18106
2642	7835 150TH ST W	Apple Valley	MN	55124
2643	10240 HUDSON RD	Woodbury	MN	55129
2644	5825 BROCKWAY RD	Saginaw	MI	48638
2645	1451 S MAIN ST	Blackstone	VA	23824
2646	160 KINTER WAY	Pearisburg	VA	24134
2647	461 W RESERVOIR RD	Woodstock	VA	22664
2648	1919 DAVIS ST	San Leandro	CA	94577
2649	1635 MARKET PLACE BLVD.	Irving	TX	75063
2650	4301 BYBERRY ROAD	Philadelphia	PA	19154
2651	100 NORTH MAIN STREET	Manville	NJ	08835
2652	1000 ROBERT RD	Grants	NM	87020
2653	1604 E SPRUCE ST	Portales	NM	88130
2654	1650 EDMONTON RD	Tompkinsville	KY	42167
2656	1610 NO. RIVERSIDE DRIVE	Espanola	NM	87532
2657	6085 W CHANDLER BLVD	Chandler	AZ	85226
2658	1515 W PARADISE DR	West Bend	WI	53095
2659	206 US RT 1	Falmouth	ME	04105
2660	72 MAIN ST	North Reading	MA	01864
2662	313 THACKER AVE	Covington	VA	24426
2663	300 WALMART DR	Ebensburg	PA	15931
2664	21920 ROUTE #119	Punxsutawney	PA	15767
2665	167 NORTHSHORE BLVD	Slidell	LA	70460
2666	3579 S HIGH ST	Columbus	OH	43207
2667	7401 SAMUELL BLVD	Dallas	TX	75228
2668	3049 S OAKES RD	Sturtevant	WI	53177
2671	1175 S ARIZONA AVE	Chandler	AZ	85286
2672	1432 E OLIVE ST	Lamar	CO	81052
2674	45 WILLIAMSON RD	Greenville	PA	16125
2678	316 INDIAN RIDGE BLVD	Mishawaka	IN	46545
2679	175 COUNTRY ROAD #6 WEST	Elkhart	IN	46514
2680	3701 PORTAGE RD	South Bend	IN	46628
2681	615 MEADOW ST	Littleton	NH	03561
2682	282 BERLIN MALL RD	Berlin	VT	05602
2683	337 RUSSELL ST	Hadley	MA	01035
2684	1142 S BRIDGE ST	New Martinsville	WV	26155
2686	1703 E. CENTRAL AVE	Bentonville	AR	72712
2687	14055 E WADE HAMPTON BLVD	Greer	SC	29651
2688	6801 S BROADWAY AVE	Tyler	TX	75703
2689	3131 N CEDAR AVE	Fresno	CA	93703

Store	Building Address	City	State	Zip
2690	8650 MADISON BLVD	Madison	AL	35758
2691	2910 GRANT LINE RD	New Albany	IN	47150
2692	45400 MARKETPLACE BLVD	Chesterfield	MI	48051
2693	3700 OWEN RD	Fenton	MI	48430
2694	1202 S KIRKWOOD RD	Kirkwood	MO	63122
2695	1450 JOHNS LAKE RD	Clermont	FL	34711
2696	11 HARNESS RD	Moorefield	WV	26836
2697	4893 LONE TREE WAY	Antioch	CA	94531
2699	1435 THOMPSON BRIDGE RD	Gainesville	GA	30501
2700	9190 HIGHLAND RD	White Lake	MI	48386
2702	1102 N MASSEY BLVD	Nixa	MO	65714
2703	2014 S IRBY ST	Florence	SC	29505
2704	1021 HIGH POINT ST	Randleman	NC	27317
2705	1500 ARMORY DR	Franklin	VA	23851
2706	1501 MANHATTAN BLVD	Harvey	LA	70058
2708	32225 TEMECULA PKWY	Temecula	CA	92592
2710	4230 DON KING RD	Ketchikan	AK	99901
2711	2911 MILL BAY RD	Kodiak	AK	99615
2712	541 SEABOARD ST	Myrtle Beach	SC	29577
2713	5919 TRUSSVILLE CROSSINGS PKWY	Birmingham	AL	35235
2714	500 11TH ST SW	Spencer	IA	51301
2715	3615 SANGANI BLVD	Diberville	MS	39540
2716	3601 29TH AVE SW	Cedar Rapids	IA	52404
2717	5901 U S HIGHWAY 49	Hattiesburg	MS	39402
2718	9555 S POST OAK RD	Houston	TX	77096
2719	1400 FARMINGTON AVE	Bristol	CT	06010
2720	127 GRANDVIEW BLVD	Madison	MS	39110
2722	537 JOHANSEN EXPY	Fairbanks	AK	99701
2723	690 HIGHWAY 78	Sumiton	AL	35148
2724	1107 SHAVER ST	Pasadena	TX	77506
2725	8659 COLUMBUS PIKE	Lewis Center	OH	43035
2726	2793 TAYLOR ROAD EXT	Reynoldsburg	OH	43068
2727	33501 S DIXIE HWY	Florida City	FL	33034
2728	4625 E MARYLAND ST	Decatur	IL	62521
2729	1250 E MAGNOLIA ST	Fort Collins	CO	80524
2730	110 RIVER OAKS DR	Tarboro	NC	27886
2731	2892 BROWNS BRIDGE RD	Gainesville	GA	30504
2732	600 CARROLLTON VILLA RICA HWY	Villa Rica	GA	30180
2733	1009 SAINT PATRICKS DR	Perry	GA	31069
2734	601 12TH AVE NE	Norman	OK	73071
2735	6051 FLORIN RD	Sacramento	CA	95823
2739	701 MCMEANS AVE	Bay Minette	AL	36507

Store	Building Address	City	State	Zip
2740	19910 BRUCE B DOWNS BLVD	Tampa	FL	33647
2741	3510 SE 14TH ST	Bentonville	AR	72712
2742	1375 MARKET SQUARE DR	Springdale	AR	72762
2743	8801 HIGHWAY 107	Sherwood	AR	72120
2744	4900 ROGERS AVE STE 101J	Fort Smith	AR	72903
2745	2690 E CITIZENS DR	Fayetteville	AR	72703
2747	650 BALD HILL RD	Warwick	RI	02886
2748	170 E FORT MORGAN RD	Gulf Shores	AL	36542
2749	2514 HALLTOWN RD	Spruce Pine	NC	28777
2751	601 ENGLEWOOD PKWY	Englewood	CO	80110
2752	5990 DAHLIA ST	Commerce City	CO	80022
2753	1455 HIGHWAY 441 S	Clayton	GA	30525
2754	1500 N LIBERTY ST	Waynesboro	GA	30830
2755	5341 HIGHWAY 25	Flowood	MS	39232
2756	1811 MONOCACY BLVD	Frederick	MD	21701
2757	2012 MEMORIAL BLVD	Murfreesboro	TN	37129
2758	683 TENNEY MOUNTAIN HWY	Plymouth	NH	03264
2760	4206 N COLLEGE AVE	Jackson	AL	36545
2761	13320 G.C. PEERY HWY	Pounding Mill	VA	24637
2762	7373 PEPPERS FERRY BLVD	Fairlawn	VA	24141
2763	900 N. SALINAS BOULEVARD	Donna	TX	78537
2764	3501 8TH ST SW	Altoona	IA	50009
2765	1004 W. OCEAN BOULEVARD	Los Fresnos	TX	78566
2766	15355 N NORTHSIGHT BLVD	Scottsdale	AZ	85260
2767	4505 E MCKELLIPS RD	Mesa	AZ	85215
2768	1955 S STAPLEY DR	Mesa	AZ	85204
2769	5626 WALZEM ROAD	San Antonio (Walzem-Par	TX	78218
2771	1088 W BROADWAY ST	Monticello	IN	47960
2772	1675 N HOWE ST	Southport	NC	28461
2773	955 LAFAYETTE PARKWAY	Lagrange	GA	30241
2774	7730 SAWMILL ROAD	Dublin	OH	43016
2777	13770 W BELL RD	Surprise	AZ	85374
2778	1695 N ARIZONA BLVD	Coolidge	AZ	85128
2780	5108 CLEVELAND BLVD	Caldwell	ID	83607
2781	2100 12TH AVE RD	Nampa	ID	83686
2782	2745 AMERICAN LEGION BLVD	Mountain Home	ID	83647
2783	500 W NEW CIRCLE RD	Lexington	KY	40511
2784	3620 N 6TH ST	Beatrice	NE	68310
2785	441 COMMERCE DR	Victor	NY	14564
2786	9500 E US HIGHWAY 36	Avon	IN	46123
2787	7325 N KEYSTONE AVE	Indianapolis	IN	46240

Store	Building Address	City	State	Zip
2788	400 W NORTHFIELD DR	Brownsburg	IN	46112
2789	3200 OLD BOYNTON RD	Boynton Beach	FL	33436
2791	4 COLLEGE PARK LN	Georgetown	DE	19947
2792	100 MCGINNIS DR	Wayne	WV	25570
2793	1130 S MAIN ST	Kernersville	NC	27284
2794	777 N MAIN ST	Ephraim	UT	84627
2795	145 HILL CARTER PKWY	Ashland	VA	23005
2796	3801 TAMPA RD	Oldsmar	FL	34677
2797	100 CHARLTON RD	Sturbridge	MA	01566
2799	8745 BRANCH AVE	Clinton	MD	20735
2801	108 S WESTOVER BLVD	Albany	GA	31707
2803	2200 W DANFORTH RD	Edmond	OK	73003
2804	1801 BELLE ISLE BLVD	Oklahoma City	OK	73118
2805	303 MARKET DR	Emporia	VA	23847
2806	4000 HWY #9	Boiling Springs	SC	29316
2807	2160 JOHN WAYLAND HWY	Harrisonburg	VA	22801
2808	12200 CHATTANOOGA PLZ	Midlothian	VA	23112
2809	100 BUCKHANNON CROSSROADS	Buckhannon	WV	26201
2810	97 WILLIAMS DR	Spencer	WV	25276
2811	4375 LEXINGTON RD	Athens	GA	30605
2812	25 25TH ST SE	Rochester	MN	55904
2813	2001 N CENTRAL AVE	Marshfield	WI	54449
2814	9300 NW 77TH AVE	Hialeah	FL	33016
2815	1460 GOLF RD	Rolling Meadows	IL	60008
2816	5630 W TOUHY AVE	Niles	IL	60714
2817	17625 TORRENCE AVE	Lansing	IL	60438
2818	7850 CABELA DR	Hammond	IN	46324
2819	2100 N MAIN ST	Bluffton	IN	46714
2820	1055 RYANS RD	Worthington	MN	56187
2821	2410 SHEILA LN	Richmond	VA	23225
2822	28270 WALKER RD S	Walker	LA	70785
2823	2900 PIKE ST	Parkersburg	WV	26101
2825	1126 US HIGHWAY 9	Old Bridge	NJ	08857
2826	83053 AVENUE 48	Coachella	CA	92236
2827	2801 COMMERCE DR	Coralville	IA	52241
2828	3355 S 27TH ST	Milwaukee	WI	53215
2830	1570 CHESTER PIKE	Eddystone	PA	19022

Store	Building Address	City	State	Zip
2831	2680 S LINCOLN AVE	Jerome	ID	83338
2832	4400 HIGHWAY 278	Hardeeville	SC	29927
2833	#1 WAL-MART LANE	Grafton	WV	26354
2835	9006 GUILBEAU ROAD	San Antonio	TX	78250
2836	1051 E BROAD ST	Fuquay Varina	NC	27526
2838	540 MARKS ST	Henderson	NV	89014
2840	11 GLYNN PLAZA	Brunswick	GA	31520
2841	1740 ROUTE 38	Lumberton	NJ	08048
2842	1290 E ONTARIO AVE	Corona	CA	92881
2843	17961 S US HIGHWAY 441	Summerfield	FL	34491
2844	1549 ROUTE 9	Clifton Park	NY	12065
2845	14215. U.S. HIGHWAY 64 WEST	Siler City	NC	27344
2846	7950 CRAFT GOODMAN FRONTAGE RD	Olive Branch	MS	38654
2847	10504 S 15TH ST	Bellevue	NE	68123
2849	320 MALLARD LANE	Mason	WV	25260
2850	2320 NO. HANOVER PIKE	Hampstead	MD	21074
2852	10 WALMART DR	Moundsville	WV	26041
2853	40 DRURY DR	La Plata	MD	20646
2854	180 RIVER RD	Lisbon	CT	06351
2855	16100 W 65TH ST	Shawnee	KS	66217
2856	201 SE SALEM ST	Oak Grove	MO	64075
2857	8551 N BOARDWALK AVE	Kansas City	MO	64154
2858	349 BRAMPTON AVE	Statesboro	GA	30458
2859	2150 CHILI AVE	Rochester	NY	14624
2860	160 POOLER PKWY	Pooler	GA	31322
2861	7319 W STATE ST	Boise	ID	83714
2862	4051 E FAIRVIEW AVE	Meridian	ID	83642
2864	6703 LESLIE RD	San Antonio	TX	78254
2865	2301 W WELLESLEY AVE	Spokane	WA	99205
2866	5110 TIMES SQUARE PL	Okemos	MI	48864
2867	3225 TOWNE CENTRE BLVD	Lansing	MI	48912
2869	409 N MARKETPLACE BLVD	Lansing	MI	48917
2871	2501 ROUTE 130 S	Cinnaminson	NJ	08077
2872	10562 BELLEVILLE RD	Belleville	MI	48111
2873	2001 W MAPLE RD	Troy	MI	48084
2874	200 DUTCH MEADOWS LN	Glenville	NY	12302
2875	6437 N. MACARTHUR BLVD	Warr Acres	OK	73132
2876	1301 E 2ND ST	Edmond	OK	73034
2877	11101 N ROCKWELL AVE	Oklahoma City	OK	73162
2878	911 SW 104TH ST	Oklahoma City	OK	73139
2880	6606 E 81ST ST	Tulsa	OK	74133
2881	1471 E OSCEOLA PKWY	Kissimmee	FL	34744
2882	9451 DUNKIRK LN N	Maple Grove	MN	55311
2883	8801 OHIO DR	Plano	TX	75024
2884	8060 W TROPICAL PKWY	Las Vegas	NV	89149
2885	199 CONNELL HWY	Newport	RI	02840
2886	8500 WASHINGTON BLVD	Pico Rivera	CA	90660
2887	125 MARYPORT DRIVE	Myrtle Beach	SC	29575

Store	Building Address	City	State	Zip
2888	100 NO LONDONDERRY SQUARE	Palmyra	PA	17078
2889	2715 S 25TH ST	Clinton	IA	52732
2890	5955 ZEBULON RD	Macon	GA	31210
2891	2450 NW LOOP 338	Odessa	TX	79763
2892	11101 S PARKER RD	Parker	CO	80134
2893	121 PETER PAN RD	Independence	KS	67301
2894	13164 GARRETT HWY	Oakland	MD	21550
2896	656 NEW HAVEN AVE	Derby	CT	06418
2897	235 QUEEN ST	Southington	CT	06489
2898	665 BOSTON POST RD	Old Saybrook	CT	06475
2899	255 W MAIN ST	Avon	CT	06001
2900	80 TOWN LINE RD	Rocky Hill	CT	06067
2901	180 N KING ST	Northampton	MA	01060
2902	121 WORCESTER RD	Framingham	MA	01701
2903	66 PARKHURST RD	Chelmsford	MA	01824
2904	700 OAK ST	Brockton	MA	02301
2905	250 ROUTE 59	Suffern	NY	10901
2906	1890 OLD COUNTRY RD	Riverhead	NY	11901
2907	3791 NW 167TH STREET	Miami Gardens	FL	33055
2908	201 MONTGOMERY XING	Biscoe	NC	27209
2909	961 E COLUMBUS AVE	Corry	PA	16407
2910	2875 E STATE ST	Salem	OH	44460
2911	3018 EAST AVE	Central Square	NY	13036
2912	7555 TELEGRAPH RD	Taylor	MI	48180
2913	13001 HIGHWAY 90	Boutte	LA	70039
2914	1 MASSILLON MARKETPLACE DR SW	Massillon	OH	44646
2915	3990 NESCONSET HWY	East Setauket	NY	11733
2916	2465 HEMPSTEAD TPKE	East Meadow	NY	11554
2917	1850 VETERANS HWY	Islandia	NY	11749
2918	730 W EXCHANGE PKWY	Allen	TX	75013
2919	4430 DESIARD STREET	Monroe	LA	71203
2920	1505 COUNTY ROAD 220	Orange Park	FL	32003
2921	534 N HARRISVILLE RD	Harrisville	UT	84404
2922	7635 NO. LA CHOLLA B	Tucson	AZ	85741
2923	1649 MAIN ST	Billings	MT	59105
2924	2550 COORS BLDV. NW	Albuquerque	NM	87120
2925	681 LINCOLN AVE	Napa	CA	94558
2926	6000 COIT RD	Plano	TX	75023
2927	23500 NE SANDY BLVD	Wood Village	OR	97060
2928	605 SAINT JAMES AVE	Goose Creek	SC	29445
2929	3030 N MAIN ST	Hope Mills	NC	28348
2930	6931 NW 88TH AVENUE	Tamarac	FL	33321

Store	Building Address	City	State	Zip
2931	409 N FRUITLAND BLVD	Salisbury	MD	21801
2932	10900 PARKSIDE DR	Knoxville	TN	37934
2933	201 GREASY RIDGE RD	Princeton	WV	24739
2934	15150 US HIGHWAY 150	Paris	IL	61944
2935	814 W BELL AVE	Knoxville	IA	50138
2936	10330 W SILVER SPRING DR	Milwaukee	WI	53225
2937	12080 HIGHWAY 169 W	Hibbing	MN	55746
2938	2428 W PINHOOK RD	Lafayette	LA	70508
2939	200 MARKETPLACE DRIVE	Richland	MS	39218
2940	5251 CYPRESS STREET	West Monroe	LA	71291
2941	5200 WINDWARD PKWY	Alpharetta	GA	30004
2945	100 COMMONS DR	Parkesburg	PA	19365
2946	2500 W. BROWARD BOULEVARD	Fort Lauderdale	FL	33312
2947	9000 NE HIGHWAY 99	Vancouver	WA	98665
2948	13310 TELEGRAPH RD	Santa Fe Springs	CA	90670
2950	37140 47TH ST E	Palmdale	CA	93552
2951	1731 E AVENUE J	Lancaster	CA	93535
2952	41200 MURRIETA HOT SPRINGS RD	Murrieta	CA	92562
2953	54 COUSINEAU DRIVE	Swansea	MA	02777
2954	650 MAIN AVE	Norwalk	CT	06851
2955	1701 W 133RD ST	Kansas City	MO	64145
2956	1401 IL ROUTE 59	Shorewood	IL	60431
2957	1583 HIGHWAY 10 W	Detroit Lakes	MN	56501
2958	3701 E CALUMET ST	Appleton	WI	54915
2959	28804 GRATIOT AVE	Roseville	MI	48066
2962	2300 W ATLANTIC BLVD	Pompano Beach	FL	33069
2963	6001 CORAL RIDGE DR	Coral Springs	FL	33076
2964	11 JUNGLE RD	Leominster	MA	01453
2965	3164 BERLIN TPKE	Newington	CT	06111
2966	222 SMOKERISE DR	Wadsworth	OH	44281
2967	3450 VALLEY PLAZA PKWY	Ft Wright	KY	41017
2968	200 FLOYD DR	Carrollton	KY	41008
2973	115 WEST FM 544	Murphy	TX	75094
2974	1501 BUCKINGHAM RD	Richardson	TX	75081
2975	3959 BROADWAY BLVD	Garland	TX	75043
2976	915 N TOWN EAST BLVD	Mesquite	TX	75150
2977	735 W SUBLETT RD	Arlington	TX	76017
2978	7451 MCCART AVE	Fort Worth	TX	76133
2979	7401 PARK VISTA BLVD	Fort Worth	TX	76137
2980	8520 N BEACH ST	Fort Worth	TX	76244
2981	2130 RUF SNOW DRIVE	Keller	TX	76248
2984	3745 SW LEE BLVD	Lawton	OK	73505
2985	7065 N INGRAM AVE	Fresno	CA	93650

Store	Building Address	City	State	Zip
2986	1155 W WINNECONNE AVE	Neenah	WI	54956
2987	4301 S UNIVERSITY DR	Davie	FL	33328
2988	2625 NO. HWY 27	La Fayette	GA	30728
2989	44009 OSGOOD RD	Fremont	CA	94539
2990	1101 E SPRUCE ST	Mitchell	SD	57301
2991	201 WALTON WAY	Cedar Park	TX	78613
2992	3217 SILVERBACK LN	Painted Post	NY	14870
2993	345 HIGHWAY 6	Sugar Land	TX	77478
2994	3022 S BELT HWY	Saint Joseph	MO	64503
2995	8040 INDEPENDENCE PKWY	Plano	TX	75025
2996	18121 MARSH LN	Dallas	TX	75287
2998	25755 BARTON RD	Loma Linda	CA	92354
3004	3320 SOUTH CICERO AVENUE	Cicero	IL	60804
3008	835 MARTIN LUTHER KING JR DRIV	Atlanta	GA	30314
3011	9840 S MILITARY TRL STE G-1	Boynton Beach	FL	33436
3013	7500 66TH ST	Pinellas Park	FL	33781
3014	200 SHORT ST	Dallas	TX	75232
3015	2827 S. BUCKNER BLVD	Dallas (Pleasant Grove)	TX	75227
3017	4959 MAIN ST	Spring Hill	TN	37174
3018	4425 VENETUCCI BOULEVARD	Fountain	CO	80906
3019	850 E 88TH AVE	Thornton	CO	80229
3020	14605 W 64TH AVE	Arvada	CO	80004
3022	1189 E MARCH LN	Stockton	CA	95210
3023	4055 EVERGREEN VILLAGE SQ STE	San Jose	CA	95135
3025	1600 SARATOGA AVE UNIT 501	San Jose	CA	95129
3026	72314 HIGHWAY 111	Palm Desert	CA	92260
3035	310 RIGGS ROAD NE	Washington	DC	20011
3042	2800 N HWY 190	Covington	LA	70433
3043	4536 HERITAGE TRACE PARKWAY	Fort Worth	TX	76244
3044	2900 RENAISSANCE SQUARE	Fort Worth	TX	76105
3046	1421 COFFEE RD	Modesto	CA	95355
3047	2480 GEER ROAD	Turlock	CA	95380
3048	3125 SOUTH SHERIDAN BOULEVARD	Denver	CO	80227
3049	2550 S. KOLB RD	Tucson	AZ	85710
3050	9055 SW MURRAY BLVD	Beaverton	OR	97008
3052	7809 NE VANCOUVER PLAZA DR	Vancouver	WA	98662
3053	1605 SE EVERETT MALL WAY	Everett	WA	98208
3055	19801 ROBSON RD	Catoosa	OK	74015
3056	305 SINGING OAKS	Spring Branch	TX	78070
3057	12550 LESLIE RD	Helotes	TX	78023
3058	918 BANDERA RD	San Antonio	TX	78228

Store	Building Address	City	State	Zip
3059	244 FEATHER LANE	Canton	MS	39046
3061	7437 WATSON ROAD	Shrewsbury	MO	63119
3062	3536 W MOUNT VERNON ST	Springfield	MO	65802
3066	3500 N TAMIAMI TRAIL	Sarasota	FL	34234
3067	4975 JIMMY CARTER BLVD	Norcross	GA	30093
3068	1167 POWDER SPRINGS ST	Marietta	GA	30064
3069	3101 ROSWELL ROAD	Marietta	GA	30062
3070	5025 WINTERS CHAPEL RD	Dunwoody	GA	30360
3071	3201 TUCKER NORCROSS RD	Tucker	GA	30084
3072	2912 W MAIN ST	Snellville	GA	30078
3074	3059 LAWRENCEVILLE HWY	Lawrenceville	GA	30044
3075	513 W 23RD ST	Panama City	FL	32405
3077	6530 TRADING SQ	Haymarket	VA	20169
3078	290 STATE ROUTE 18	East Brunswick	NJ	08816
3081	8915 GERBER ROAD	Sacramento	CA	95829
3082	1622 S ACADEMY BLVD	Colorado Springs	CO	80916
3083	665 N MURRAY BLVD	Colorado Springs	CO	80915
3084	1266 EAST VALLEY PARKWAY	Escondido	CA	92027
3087	2701 SAVIERS RD	Oxnard	CA	93033
3088	3601 2ND ST SOUTH	St Cloud	MN	56301
3090	5609 PACIFIC ST	Rocklin	CA	95677
3093	795 WEST OVERLAND ROAD	Meridian	ID	83642
3094	3233 N. COLE RD.	Boise	ID	83704
3096	2972 IRIS AVENUE	Boulder	CO	80301
3098	15063 MAIN ST	Bellevue	WA	98007
3099	5420 LAPALMA AVE	La Palma	CA	90623
3101	121 N BEACH BLVD	Anaheim	CA	92801
3102	300 21ST AVE	Princeton	MN	55371
3103	18631 W KELLOGG DR	Goddard	KS	67052
3104	1101 S. MILITARY TRL	Deerfield Beach	FL	33442
3106	8538 IH-35 SOUTH	San Antonio	TX	78211
3110	7535 S. ASHLAND AVE.	Chicago	IL	60620
3111	545 EL CAMINO ALTO DR	Springfield	MO	65802
3112	4096 N FOSTER RD	San Antonio	TX	78244
3114	770 BROADWAY	Saugus	MA	01906
3116	3372 CANTON RD STE 142	Marietta	GA	30066
3118	2525 N DECATUR RD	Decatur	GA	30033
3119	15495 PANAMA CITY BEACH PKWY	Panama City Beach	FL	32413
3123	3255 MISSION COLLEGE BLVD	Santa Clara	CA	95054
3125	3615 W BOWLES AVE	Littleton	CO	80123
3126	16746 E SMOKY HILL RD	Centennial	CO	80015
3127	5141 CHAMBERS RD	Denver	CO	80239

Store	Building Address	City	State	Zip
3128	1442 S PARKER RD	Denver	CO	80231
3131	300 WEST BASELINE RD	Rialto	CA	92376
3132	778 E ARROW HWY	Pomona	CA	91767
3133	1425 N HACIENDA BLVD	La Puente	CA	91744
3135	717 W. BERRY ST	Fort Worth	TX	76110
3136	13900 HORIZON BLVD	Horizon City	TX	79928
3137	7100 HOPGOOD ROAD	Fairview	TN	37062
3138	5625 CALLOWAY DRIVE	Bakersfield	CA	93312
3140	3111 NORTH CHESTER	Bakersfield	CA	93308
3141	5037 EAST BRUNDAGE LANE	Bakersfield	CA	93307
3142	3900 W. INA ROAD	Marana	AZ	85741
3143	8640 E BROADWAY BLVD	Tucson	AZ	85710
3144	15600 SE MCLOUGHLIN BLVD	Milwaukie	OR	97267
3145	2201 GRAND BLVD	Vancouver	WA	98661
3146	1840 NW 9TH ST	Corvallis	OR	97330
3147	2204 TAPO STREET	Simi Valley	CA	93063
3149	1032 FORT STREET MALL	Honolulu	HI	96813
3150	1800 N. 16TH ST.	Council Bluffs	IA	51501
3151	5018 AMES AVE	Omaha	NE	68104
3152	2451 NORTH 90TH STREET	Omaha	NE	68134
3153	6710 S. 167TH ST	Omaha	NE	68135
3154	2109 TOWNE CENTER DR	Bellevue	NE	68123
3155	1106 S. ROCK RD	Derby	KS	67037
3156	117 MARKETPLACE DRIVE	Hampton	VA	23666
3157	11214 JEFFERSON AVE	Newport News	VA	23601
3159	1 TETERBORO LANDING DRIVE	Teterboro	NJ	07608
3161	6850 GULFPORT BLVD S	Pasadena	FL	33707
3162	2715 S ORANGE AVE	Orlando	FL	32806
3164	205 N. MAIN STREET	Bentonville	AR	72712
3166	4720 S. COTTAGE GROVE AVENUE	Chicago	IL	60653
3167	4301 CHEF MENTEUR HIGHWAY	New Orleans	LA	70126
3168	2550 PRINCE ST	Conway	AR	72034
3169	11923 US HWY 290 E	Manor	TX	78653
3170	1320 W HWY 290	Elgin	TX	78621
3172	5051 L ST	Omaha	NE	68117
3173	9460 GILES ROAD	La Vista	NE	68128
3175	4142 AUSTIN BLUFFS PKWY	Colorado Springs	CO	80918
3176	1725 N UNION BLVD	Colorado Springs	CO	80909
3177	4625 S MASON ST	Fort Collins	CO	80525
3178	2444 E POWELL BLVD	Gresham	OR	97080
3179	512 NORTH VENTU PARK ROAD	Thousand Oaks	CA	91320
3180	4651 FIRESTONE BLVD	South Gate	CA	90280

Store	Building Address	City	State	Zip
3182	12500 US 15 501 N	Chapel Hill	NC	27517
3183	1499 SOUTH DIXIE HWY	Homestead	FL	33033
3184	3320 LORNA RD	Hoover	AL	35216
3185	4226 OAKWOOD AVE NW	Huntsville	AL	35810
3186	11770 HAYNES BRIDGE RD	Alpharetta	GA	30009
3188	5935 MEMORIAL DR	Stone Mountain	GA	30083
3191	2637 GENTRY MEMORIAL HWY	Pickens	SC	29671
3192	11410 ANDERSON RD	Greenville	SC	29611
3197	15302 N. NEBRASKA AVE.	Tampa	FL	33613
3198	4025 OLD DENTON RD	Carrollton	TX	75007
3199	3513 E PARK BLVD	Plano	TX	75074
3200	740 MIDDLE ST	Weymouth	MA	02188
3201	135 WILLOW LN	Mcdonough	GA	30253
3202	4900 S. SOONER RD	Oklahoma City	OK	73135
3204	820 E BELT LINE RD	Cedar Hill	TX	75104
3205	1100 THORNTON RD	Lithia Springs	GA	30122
3206	2400 HARDING HWY	Lima	OH	45804
3207	1601 RINEHART RD	Sanford	FL	32771
3208	660 S 1750 W	Springville	UT	84663
3209	18185 ZANE ST NW	Elk River	MN	55330
3210	2760 NO. DIRKSEN PKWY	Springfield	IL	62702
3213	3040 COLLEGE PARK DR	The Woodlands	TX	77384
3214	6259 COLLEGE DR	Suffolk	VA	23435
3215	5605 UNIVERSITY TOWN CENTER DR	Morgantown	WV	26501
3216	1149 NIMMO PKWY	Virginia Beach	VA	23456
3217	1860 E MAIN ST	Othello	WA	99344
3218	20307 MOUNTAIN HWY E	Spanaway	WA	98387
3219	731 E ROCHAMBEAU DR	Williamsburg	VA	23188
3220	2610 PIONEER RD	St George	UT	84790
3221	515 E 4TH ST	Watkins Glen	NY	14891
3222	1286 EIGHTEEN MILE RD	Central	SC	29630
3223	#100 CHIPPEWA TOWN CENTRE	Beaver Falls	PA	15010
3224	555 W INTERSTATE 30	Garland	TX	75043
3225	2501 LAKEVIEW PKWY	Rowlett	TX	75088
3226	25108 MARKET PLACE DR	Katy	TX	77494
3227	16218 JACKSON CREEK PKWY	Monument	CO	80132
3228	6700 HOLLYWOOD BLVD	Delmont	PA	15626
3229	3800 US HIGHWAY 287 W	Vernon	TX	76384
3230	400 BRYANT AVE	Bryant	AR	72022
3231	551 LIBERTY DR	Greenwood	AR	72936
3232	7671 S 3800 W	West Jordan	UT	84084
3233	2025 PAUL BUNYAN DR NW	Bemidji	MN	56601

Store	Building Address	City	State	Zip
3234	4331 HIGHWAY 66 S	Rogersville	TN	37857
3235	1425 NE 163RD ST	North Miami Beach	FL	33162
3236	326 W MAIN ST	Freehold	NJ	07728
3237	5521 E ARROWHEAD PKWY	Sioux Falls	SD	57110
3238	3720 EAST SUNSHINE STREET	Springfield	MO	65809
3239	2659 OLYMPIC ST	Springfield	OR	97477
3241	18551 N 83RD AVE	Glendale	AZ	85308
3243	4524 CHALLENGER AVE	Roanoke	VA	24012
3245	15594 STATE HIGHWAY 77	Hayward	WI	54843
3247	1819 E GENEVA ST	Delavan	WI	53115
3248	1340 S BEACH BLVD	La Habra	CA	90631
3250	7235 MARKET PLACE DR	Aurora	OH	44202
3251	1397 LEESBURG AVE	Washington Court House	OH	43160
3252	605 CONCHESTER HWY	Boothwyn	PA	19061
3253	108 WASHINGTON TOWNE BLVD N	Edinboro	PA	16412
3254	5260 W 7TH ST	Reno	NV	89523
3255	505 S DUNLAP AVE	Savoy	IL	61874
3258	4550 W 11TH AVE	Eugene	OR	97402
3259	3555 MULLAN RD	Missoula	MT	59808
3260	1399 NAT WASHINGTON WAY	Ephrata	WA	98823
3261	2801 DUPORTAIL ST	Richland	WA	99352
3262	61205 SOUTHGATE RD	Cambridge	OH	43725
3265	2601 GEO. WASHINGTON MEM. HWY	Yorktown	VA	23693
3266	839 US HIGHWAY 130	East Windsor	NJ	08520
3267	18201 WRIGHT ST	Omaha	NE	68130
3268	200 E STATE HIGHWAY 64	Antigo	WI	54409
3269	258 RIVER RD	Mexico	ME	04257
3270	345 COMMONWEALTH DR	Wytheville	VA	24382
3271	5100 HIGHWAY 31	Calera	AL	35040
3273	15700 METCALF AVE	Overland Park	KS	66223
3274	9101 N TARRANT PKWY	North Richland Hills	TX	76182
3275	1101 NW 164TH ST	Edmond	OK	73013
3276	4001 HALLMARK PKWY	San Bernardino	CA	92407
3277	155 DAMONTE RANCH PKWY	Reno	NV	89521
3278	8700 ANDERMATT DR	Lincoln	NE	68526
3279	2100 SE LOOP 410	San Antonio	TX	78220
3280	1490 HUDSON AVE	Rochester	NY	14621
3281	5741 BUFFALO RD	Harborcreek	PA	16421
3282	12910 STATE ROUTE 664 S	Logan	OH	43138
3283	10600 W 21ST ST N	Wichita	KS	67205
3284	4800 US 287 HIGHWAY	Arlington	TX	76017
3285	621 UPTOWN BLVD	Cedar Hill	TX	75104

Store	Building Address	City	State	Zip
3286	1035 HICKORY CREEK BLVD	Hickory Creek	TX	75065
3287	1515 JUSTIN RD	Lewisville	TX	75077
3288	10200 SULLIVAN RD	Baton Rouge	LA	70818
3289	1489 MOUNT JEFFERSON RD	West Jefferson	NC	28694
3290	101 PAKAULA ST	Kahului	HI	96732
3291	40 INTERNATIONAL DR S	Flanders	NJ	07836
3292	900 SPRINGFIELD RD	Union	NJ	07083
3293	223 MEADOWLANDS DR	Chardon	OH	44024
3294	7101 CEDAR SPRINGS BLVD	Louisville	KY	40291
3295	6310 S ELM PL	Broken Arrow	OK	74011
3296	2700 S KIRKWOOD RD	Houston	TX	77077
3297	12353 FM 1960 RD W	Houston	TX	77065
3298	255 FM 518 RD	Kemah	TX	77565
3299	475 KEMPSVILLE ROAD	Chesapeake	VA	23320
3300	1257 BELLEFONTAINE ST	Wapakoneta	OH	45895
3301	51 SILVER SPRING ST	Providence	RI	02904
3302	9460 W SAM HOUSTON PKWY S	Houston	TX	77099
3303	1179 RIVERVIEW ST	Grundy	VA	24614
3304	1624 NC #14 HIGHWAY	Reidsville	NC	27320
3305	6711 NC HIGHWAY 135	Mayodan	NC	27027
3307	35 MIKE STEWART	Crawfordville	FL	32327
3308	1580 BRANAN FIELD RD	Middleburg	FL	32068
3309	4250 PHILLIPS HWY	Jacksonville	FL	32207
3310	101 HOWLAND BLVD	Deltona	FL	32738
3311	19501 NW 27TH AVE	Miami Gardens	FL	33056
3313	10900 E BRIARWOOD AVE	Centennial	CO	80112
3314	7450 W GLENDALE AVE	Glendale	AZ	85303
3315	4230 W UNION HILLS DR	Glendale	AZ	85308
3317	8511 GOLF COURSE RD NW	Alameda	NM	87114
3319	2020 HEIGHTS DR	Harker Heights	TX	76548
3320	215 E MILE 3 RD	Palmhurst	TX	78573
3322	411 PEWAUKEE RD	Pewaukee	WI	53072
3324	4433 VANGUARD DR	Sheboygan	WI	53083
3328	10772 W CARSON CITY RD	Greenville	MI	48838
3329	7494 US HIGHWAY 11	Potsdam	NY	13676
3330	673 CEDAR ROAD	Chesapeake	VA	23322
3331	5501 S OLIVE ST	Pine Bluff	AR	71603
3332	1818 STATE ROUTE #3	Fulton	NY	13069
3334	3222 STATE ROUTE 11	Malone	NY	12953
3336	23800 ALLEN RD	Woodhaven	MI	48183
3337	3159 ROUTE 9 SOUTH	Rio Grande	NJ	08242
3338	203 CEDAR SPRINGS ROAD	Spartanburg	SC	29302

Store	Building Address	City	State	Zip
3339	1070 W LANDIS AVE	Vineland	NJ	08360
3340	4720 E 21ST ST	Tulsa	OK	74114
3341	2305 N CENTRAL EXPY	Dallas	TX	75204
3342	1815 E OHIO PIKE	Amelia	OH	45102
3344	501 WAL MART DR	Winchester	VA	22603
3347	7450 CYPRESS GARDENS BLVD	Winter Haven	FL	33884
3348	101 N CONGRESS AVE	Lake Park	FL	33403
3349	375 KINGS HWY	Port Charlotte	FL	33983
3350	5198 BOULDER HWY	Las Vegas	NV	89122
3351	6464 N DECATUR BLVD	Las Vegas	NV	89131
3352	10355 TRINITY PKWY	Stockton	CA	95219
3354	1401 AMERICAN PACIFIC DR	Henderson	NV	89074
3355	1400 S LAMB BLVD	Las Vegas	NV	89104
3356	7445 S EASTERN AVE	Las Vegas	NV	89123
3357	3925 E GRANT RD	Tucson	AZ	85712
3360	2750 E GERMANN RD	Chandler	AZ	85286
3362	14800 FORT CAMPBELL BLVD	Oak Grove	KY	42262
3363	3151 LEITCHFIELD RD	Owensboro	KY	42303
3364	1644 ROBERT ST S	Saint Paul	MN	55118
3366	221 W PARRISH LN	Centerville	UT	84014
3367	4920 CENTRE POINTE DR	North Charleston	SC	29418
3370	508 10TH ST E	Palmetto	FL	34221
3371	3240 WILKINSON BLVD	Charlotte	NC	28208
3372	2677 ROOSEVELT BOULEVARD	Largo	FL	33760
3377	2823 W VALENCIA RD	Tucson	AZ	85746
3379	2150 E TANGERINE RD	Oro Valley	AZ	85755
3380	4820 N ROAD 68	Pasco	WA	99301
3381	407 NE GEORGIA AVE	Sweetwater	TX	79556
3382	78 N MCCULLOCH BLVD	Pueblo West	CO	81007
3383	4215 CANYON DR	Amarillo	TX	79110
3384	300 W 15TH ST	Hereford	TX	79045
3385	9600 SAGE RD SW	Albuquerque	NM	87121
3386	160 SPRINGVILLE STATION BLVD	Springville	AL	35146
3387	17000 TAMIAMI TRL	North Port	FL	34287
3388	1400 LAWRENCEVILLE HWY	Lawrenceville	GA	30044
3389	3435 CENTERVILLE HWY	Snellville	GA	30039
3390	10001 WOODLANDS PKWY	Woodlands	TX	77382
3391	6102 FM 3009	Schertz	TX	78154
3392	2108 BEDFORD RD	Bedford	TX	76021
3394	1905 E 7TH ST	Atlantic	IA	50022
3395	3501 S LOCUST ST	Grand Island	NE	68801
3397	17650 NW 2ND AVE	Miami Gardens	FL	33169

Store	Building Address	City	State	Zip
3400	2300 US HIGHWAY 34	Oswego	IL	60543
3401	6149 OLD NATIONAL HWY	College Park	GA	30349
3402	1400 HUDSON BRIDGE RD	Stockbridge	GA	30281
3403	3615 MARIETTA HWY	Dallas	GA	30157
3404	1960 TWIN LAKES PARKWAY	Roseville	MN	55113
3406	15220 MONTFORT RD	Dallas	TX	75248
3407	1060 S WATSON RD	Buckeye	AZ	85326
3408	3200 MARKET ST	Carson City	NV	89706
3409	20 SOOJIAN DR	Leicester	MA	01524
3411	8660 CLIFFDALE ROAD	Fayetteville	NC	28314
3412	200 KOCHER LN	Elizabethville	PA	17023
3414	3400 EAST LAKE RD	Palm Harbor	FL	34685
3415	41232 US HWY 19 N	Tarpon Springs	FL	34689
3417	6650 COLLIER BLVD	Naples	FL	34114
3418	28500 STATE ROAD 54	Wesley Chapel	FL	33543
3419	6756 W VICKERY BLVD	Fort Worth	TX	76116
3420	1220 OLD COUNTRY RD	Westbury	NY	11590
3422	2000 CLEMENTS BRIDGE RD STE 10	Woodbury	NJ	08096
3423	5701 HERRERA DRIVE	Santa Fe	NM	87507
3424	2653 VALLEYDALE ROAD	Birmingham (Valleydale)	AL	35244
3425	9598 ROWLETT RD	Houston	TX	77075
3427	604 N 26TH ST	Artesia	NM	88210
3428	1400 W MAIN ST	Farmington	NM	87401
3429	2901 MARKET ST	Warren	PA	16365
3430	9011 NE 23RD ST	Oklahoma City	OK	73141
3431	2801 E INTERSTATE 20	Hudson Oaks	TX	76087
3432	951 W BELT LINE RD	Desoto	TX	75115
3433	100 RYAN DRIVE	Red Oak	TX	75154
3434	1275 LAKE AVE	Woodstock	IL	60098
3435	1133 NO. EMERSON ROAD	Greenwood	IN	46143
3436	700 W IRELAND RD	South Bend	IN	46614
3437	3421 MURCHISON RD	Fayetteville	NC	28311
3439	9360 NAVARRE PKWY	Navarre	FL	32566
3441	275 MAIN ST	White Plains	NY	10601
3443	48 STATE RT 23	Riverdale	NJ	07457
3445	1355 S MCCORD RD	Holland	OH	43528
3447	3657 E MAIN ST	Whitehall	OH	43213
3452	4810 HIGHWAY 6 N	Houston	TX	77084
3453	355 54TH STREET SW	Wyoming	MI	49548
3454	1200 S COMMERCE WAY	Perry	UT	84302
3455	1400 HILLTOP MALL RD	Richmond	CA	94806
3457	3116 S GARNETT RD	Tulsa	OK	74146

Store	Building Address	City	State	Zip
3459	2225 W MARKET ST	Bloomington	IL	61705
3460	8915 N ALLEN RD	Peoria	IL	61615
3461	2717 HIGHWAY 54	Peachtree City	GA	30269
3462	3245 LAWRENCEVILLE SUWANEE RD	Suwanee	GA	30024
3463	1208 E BRANDON BLVD	Brandon	FL	33511
3464	3943 GRAND AVE	Chino	CA	91710
3465	5010 N 95TH AVE	Glendale	AZ	85305
3469	1601 W EDGAR RD	Linden	NJ	07036
3471	3105 COBB PKWY NW	Kennesaw	GA	30152
3472	3050 E MULLAN AVE	Post Falls	ID	83854
3473	4505 W CHARLESTON BLVD	Las Vegas	NV	89102
3474	6225 E STATE ROAD 64	Bradenton	FL	34208
3475	650 S TROOPER RD	Norristown	PA	19403
3476	39500 FORD RD	Canton	MI	48187
3477	7250 CARSON BLVD	Long Beach	CA	90808
3478	700 KEEAUMOKU ST	Honolulu	HI	96814
3479	1819 S 8TH ST	Rogers	AR	72756
3480	1050 REGIONAL PARK RD	Lebanon	VA	24266
3481	112 CARROLL ISLAND RD	Baltimore	MD	21220
3482	425 COIT RD	Plano	TX	75075
3483	933 GRAND CAILLOU RD	Houma	LA	70363
3484	2951 S BLUE ANGEL PKWY	Pensacola	FL	32506
3485	2257 HWY 515	Blairsville	GA	30512
3486	929 E STATE ST	Athens	OH	45701
3487	51450 SHELBY PKWY	Shelby Township	MI	48315
3488	1901 MILWAUKEE AVE	Burlington	WI	53105
3489	6420 PETRIE WAY RD	Baltimore	MD	21237
3490	7081 ARUNDEL MILLS CIR	Hanover	MD	21076
3491	70 PLEASANT VALLEY ST	Methuen	MA	01844
3492	11411 E KELLOGG DR	Wichita	KS	67207
3493	1021 ARNOLD DR	Martinez	CA	94553
3494	732 CENTER DR	San Marcos	CA	92069
3495	2315 MADISON ST	Clarksville	TN	37043
3497	428 WALTON DR	Plymouth	WI	53073
3498	4369 BALL ROAD NE	Blaine	MN	55449
3499	1520 SOUTH MAIN STREET	Jefferson	WI	53549
3500	5655 E SAM HOUSTON PKWY N	Houston	TX	77015
3501	100 CROSSINGS BLVD	Elverson	PA	19520
3502	3201 PRINCETON RD	Hamilton	OH	45011
3503	1585 LIBERTY DR STE 1	Thomasville	NC	27360
3504	2415 SPRINGS ROAD NE	Hickory	NC	28601
3505	130 COMMERCE ST	Wisconsin Dells	WI	53965

Store	Building Address	City	State	Zip
3506	13742 N ELDRIDGE PKWY	Cypress	TX	77429
3508	1770 S ELM PL	Broken Arrow	OK	74012
3509	11755 BEECHNUT ST	Houston	TX	77072
3510	1710 BROADWAY ST	Pearland	TX	77581
3511	550 W HONEYSUCKLE AVE	Hayden	ID	83835
3512	11018 MONTGOMERY BLVD NE	Albuquerque	NM	87111
3513	8101 OLD CARRIAGE CT	Shakopee	MN	55379
3514	50 FOSTER BROOK BLVD	Bradford	PA	16701
3515	540 HARRY SAUNER RD	Hillsboro	OH	45133
3516	1360 EASTLAKE PKWY	Chula Vista	CA	91915
3517	1115 NM HIGHWAY 528 SE	Rio Rancho	NM	87124
3518	2320 BOB BULLOCK LOOP	Laredo	TX	78043
3520	400 PARK PL	Secaucus	NJ	07094
3521	2210 N.F.M 1417	Sherman	TX	75092
3522	3250 BIG DALTON AVE	Baldwin Park	CA	91706
3523	26471 CARL BOYER DR	Santa Clarita	CA	91350
3524	605 FLETCHER PKWY	El Cajon	CA	92020
3525	16502 MERIDIAN E	Puyallup	WA	98375
3526	7305 BROAD ST	Brooksville	FL	34601
3527	1675 NW SAINT LUCIE WEST BLVD	Port Saint Lucie	FL	34986
3528	1053 FRONTAGE DR E	Wiggins	MS	39577
3529	10735 PENDLETON PIKE	Indianapolis	IN	46236
3530	850 W RUSK ST	Rockwall	TX	75087
3531	1401 GALAXY DR NE	Lacey	WA	98516
3533	7800 SMITH RD	Denver	CO	80207
3534	295 TYLER RD S	Red Wing	MN	55066
3535	35 FRESH RIVER RD	Epping	NH	03042
3537	7001 BRIDGEPORT WAY W	Lakewood	WA	98499
3538	8500 N WICKHAM RD	Melbourne	FL	32940
3541	516 SCHOOL HOUSE RD	Kennett Square	PA	19348
3542	11242 S GESSNER DR	Houston	TX	77071
3543	67 NEWTOWN RD	Danbury	CT	06810
3544	900 BOSTON POST RD	Guilford	CT	06437
3545	2300 DIXWELL AVE	Hamden	CT	06514
3546	164 DANBURY RD	New Milford	CT	06776
3547	680 CONNECTICUT AVE	Norwalk	CT	06854
3548	910 WOLCOTT ST	Waterbury	CT	06705
3549	350 WINCHESTER ST	Keene	NH	03431
3560	638 QUEQUECHAN STREET	Fall River	MA	02721
3561	137 TEATICKET HWY	Teaticket	MA	02536
3562	189 US HIGHWAY 46	Saddle Brook	NJ	07663
3563	3926 LINDEN ST	Bethlehem	PA	18020

Store	Building Address	City	State	Zip
3564	2101 BLAIR MILL RD	Willow Grove	PA	19090
3565	53 W GERMANTOWN PIKE	Norristown	PA	19401
3566	9400 E HAMPDEN AVE	Denver	CO	80231
3567	3000 N JACKSON ROAD	Hidalgo	TX	78557
3568	3180 S 5600 W	West Valley City	UT	84120
3569	12900 NO. I-35 SVC RD SB	Austin	TX	78753
3570	4469 WASHINGTON RD	Evans	GA	30809
3571	2900 TOWNE BLVD	Middletown	OH	45044
3572	10505 BROADWAY ST	Pearland	TX	77584
3573	9401 LIBERIA AVE	Manassas	VA	20110
3574	1520 E EXCHANGE PKWY	Allen	TX	75002
3579	2165 NORTHPARK DR	Kingwood	TX	77339
3580	1315 N 21ST ST	Newark	OH	43055
3581	2850 MAYSVILLE PIKE	Zanesville	OH	43701
3582	1575 SPACE CENTER DR	Colorado Springs	CO	80915
3583	311 ROUTE 9W	Glenmont	NY	12077
3584	5405 SOUTH RICE AVENUE	Houston	TX	77081
3587	5454 CROSSINGS DRIVE	Rocklin	CA	95677
3588	17041 JEFFERSON DAVIS HWY	Dumfries	VA	22026
3589	350 HOPE AVE	Salt Lake City	UT	84115
3590	3101 FLOYD BLVD	Sioux City	IA	51108
3591	18700 HIGHWAY 105 W	Montgomery	TX	77356
3593	2401 GOODMAN RD W	Horn Lake	MS	38637
3594	2610 W PIONEER PKWY	Pantego	TX	76013
3595	7701 S RAEFORD RD	Fayetteville	NC	28304
3596	2250 MAIN ST NW	Los Lunas	NM	87031
3597	2101 GATEWAY CENTER DR	Belvidere	IL	61008
3598	235 RIDGEDALE AVE	Cedar Knolls	NJ	07927
3599	6520 MEMPHIS ARLINGTON RD	Bartlett	TN	38135
3600	970 STRICKLAND BRIDGE ROAD	Fayetteville	NC	28304
3601	4700 135TH ST	Crestwood	IL	60445
3602	1100 LEJUNE DR	Springfield	IL	62703
3603	16807 FOREST RD	Forest	VA	24551
3604	14200 W INDIAN SCHOOL RD	Goodyear	AZ	85395
3605	22088 TIMBERLAKE RD	Lynchburg	VA	24502
3607	13858 STATE ROUTE 31	Albion	NY	14411
3608	6067 N RIDGE RD	Madison	OH	44057
3609	2940 ANVIL BLOCK RD	Ellenwood	GA	30294
3610	7100 RAGGARD RD	Louisville	KY	40216
3611	6520 EARNEST BARRETT PARKWAY	Marietta	GA	30064
3612	530 S GRAHAM HOPEDALE RD	Burlington	NC	27217
3614	2141 DALE AVE	Roanoke	VA	24013

Store	Building Address	City	State	Zip
3615	2217 NW 23RD ST	Oklahoma City	OK	73107
3616	1200 W OAK ST	Amite	LA	70422
3617	600 S ALAFAYA TRL	Orlando	FL	32828
3618	3419 ORANGE AVE NE	Roanoke	VA	24012
3619	3901 HIXSON PIKE SUITE 181	Chattanooga	TN	37415
3620	13502 HAMILTON VIEW RD	Riverton	UT	84065
3621	1871 CHAMBLEE TUCKER RD	Chamblee	GA	30341
3622	4950 PLANTATION RD.	Roanoke	VA	24019
3623	4401 HIGHWAY 83 SOUTH	Laredo	TX	78046
3624	9320 CEDAR ST	Monticello	MN	55362
3625	3001 NORTH STATE ROAD #7	Lauderdale Lakes	FL	33313
3626	3475 PARKWAY VILLAGE CT	Winston Salem	NC	27127
3627	3875 MUNDY MILL RD	Oakwood	GA	30566
3628	115 HIGHWAY 14	Simpsonville	SC	29681
3630	5491 HIGHWAY 151	Marion	IA	52302
3631	1221 FM 1187	Crowley	TX	76036
3632	655 W SANILAC RD	Sandusky	MI	48471
3633	12751 WASHINGTON TOWNSHIP BLVD	Waynesboro	PA	17268
3634	35 PLAZA DR	Tamaqua	PA	18252
3635	1155 BATTLEFIELD PARKWAY	Fort Oglethrope	GA	30742
3637	1001 E MAIN STREET	Yukon	OK	73099
3638	804 S. CASHUA DRIVE	Florence	SC	29501
3639	24635 DULLES LANDING DRIVE	Dulles	VA	20166
3640	1118 SILBER RD	Houston	TX	77055
3641	200 S TUTTLE RD	Springfield	OH	45505
3643	1010 N 8TH ST	Medford	WI	54451
3644	201 HILLCREST PKWY	Chesapeake	VA	23322
3645	200 W INTERSTATE 20	Midland	TX	79701
3646	1635 RED BANK ROAD	Goose Creek	SC	29445
3648	1400 SKYLINE BLVD	Bismarck	ND	58503
3650	1739 S VICTORIA AVE	Ventura	CA	93003
3652	755 RIVERPOINT CT	West Sacramento	CA	95605
3653	965 NW JOHN JONES DR	Burleson	TX	76028
3654	808 W. WALNUT	Rogers	AR	72756
3655	10440 W CHEYENNE AVE	Las Vegas	NV	89129
3656	1143 SMILEY AVE	Cincinnati	OH	45240
3658	2107 PYRAMID VILLAGE BLVD	Greensboro	NC	27405
3659	501 SIGNAL MOUNTAIN RD	Chattanooga	TN	37405
3660	3550 CUMMINGS HWY	Chattanooga	TN	37419
3661	1551 N ZARAGOZA RD	El Paso	TX	79936
3700	2101 YOUNTS RD	Indian Trail	NC	28079
3701	308 NC HIGHWAY 55 W	Mount Olive	NC	28365

Store	Building Address	City	State	Zip
3702	13227 CITY SQUARE DR	Jacksonville	FL	32218
3703	3520 WILLIAMS BLVD	Kenner	LA	70065
3705	17100 STATE ROUTE 507 SE	Yelm	WA	98597
3708	350 WALTERS ROAD	Suisun City	CA	94585
3709	2427 GRESHAM RD SE	Atlanta	GA	30316
3710	3580 MEMORIAL DR	Decatur	GA	30032
3712	7010 AUBURN BLVD	Citrus Heights	CA	95621
3713	3685 LADSON ROAD	Ladson	SC	29456
3717	4040 NOLENSVILLE PIKE	Nashville	TN	37211
3720	3601 WASHINGTON BLVD	Arbutus	MD	21227
3722	250 TALLMADGE RD	Kent	OH	44240
3723	800 E MAIN	Locust Grove	OK	74352
3724	332 STONE WALL JACKSON BLVD	Orangeburg	SC	29115
3725	8500 W GOLF RD	Niles	IL	60714
3726	6170 S SAGINAW RD	Grand Blanc	MI	48439
3727	812 BELLEAU WOOD	Alexandria	LA	71301
3728	3950 W LAKE MEAD BLVD	North Las Vegas	NV	89032
3729	5065 PYRAMID WAY	Sparks	NV	89436
3730	3450 N GLASSFORD HILL RD	Prescott Valley	AZ	86314
3731	460 NM HIGHWAY #528	Bernalillo	NM	87004
3732	901 UNSER BLVD SE	Rio Rancho	NM	87124
3733	1151 STONECREST BLVD	Tega Cay	SC	29708
3734	1207 PRINCETON AVE	Vermillion	SD	57069
3736	2750 HWY 28 EAST	Pineville	LA	71360
3738	4015 FREEPORT RD	Natrona Heights	PA	15065
3739	5875 E FRANKLIN RD	Nampa	ID	83687
3740	21475 E QUINCY AVENUE	Aurora	CO	80015
3741	1105 RESEARCH CENTER ATLANTA D	Atlanta (W)	GA	30331
3742	1486 DIKE ACCESS RD	Woodland	WA	98674
3743	2400 CYPRESS STREET	West Monroe	LA	71291
3745	1840 MCKEEN PLACE	Monroe	LA	71201
3746	412 BERT KOUNS INDUSTRIAL LOOP	Shreveport	LA	71106
3747	1501 E 29TH ST	Muncie	IN	47302
3748	3826 COBB PKWY NW	Acworth	GA	30101
3749	2801 CUNNINGHAM RD	Cincinnati	OH	45241
3750	502 BOOTH RD	Warner Robins	GA	31088
3751	1725 W HUNT HWY	San Tan Valley	AZ	85143
3752	5700 SHED ROAD	Bossier City	LA	71111
3754	108 APPLE BLOSSOM DR	Chelan	WA	98816
3757	4010 172ND ST NE	Arlington	WA	98223
3758	1930 SAHLSTROM DR	Crookston	MN	56716
3760	1720 WESTRIDGE RD	New Ulm	MN	56073

Store	Building Address	City	State	Zip
3761	1755 HIGHWAY 59 S	Thief River Falls	MN	56701
3762	6365 STAGECOACH DR	West Des Moines	IA	50266
3763	12236 MONTANA AVE	El Paso	TX	79938
3764	105 CENTENNIAL BLVD	Lindale	TX	75771
3765	1300 E ASH ST	Piqua	OH	45356
3768	125 CLARION RD	Altavista	VA	24517
3770	19265 JEB STUART HWY	Stuart	VA	24171
3771	6150 S 35TH AVE	Phoenix	AZ	85041
3772	468 TRADE CENTER LN	Jonesville	VA	24263
3773	9500 CLIFFORD ST	Fort Worth	TX	76108
3774	1840 S BLACK HORSE PIKE	Williamstown	NJ	08094
3775	1801 HOWELL MILL RD NW	Atlanta	GA	30318
3777	12220 FM 423	Frisco	TX	75033
3778	4255 CY AVE	Casper	WY	82604
3780	303 FALLSTON BLVD	Fallston	MD	21047
3781	4545 LAFAYETTE RD	Indianapolis	IN	46254
3782	5991 NEW GOLDENROD ROAD	Orlando	FL	32822
3783	3465 YORK COMMONS BLVD	Dayton	OH	45414
3784	1275 E 2ND ST	Franklin	OH	45005
3785	501 N NAVY BLVD	Pensacola	FL	32507
3786	3250 SARDIS CHURCH RD	Buford	GA	30519
3788	6310 W CHARLESTON BLVD	Las Vegas	NV	89146
3789	1959 WALL AVE	Ogden	UT	84401
3790	16241 S FARRELL RD	Lockport	IL	60441
3791	101 S TOLBERT DR	Three Rivers	MI	49093
3792	2687 N MEMORIAL DR	Lancaster	OH	43130
3794	34520 16TH AVE S	Federal Way	WA	98003
3795	2100 88TH ST	North Bergen	NJ	07047
3796	1333 NORTH MOUNTAIN AVENUE	Ontario	CA	91762
3799	240 W BASELINE RD	Mesa	AZ	85210
3801	8713 64TH ST NE	Marysville	WA	98270
3802	705 MIDDLETOWN WARWICK RD	Middletown	DE	19709
3803	515 SAW MILL RD	West Haven	CT	06516
3804	8730 LIBERTY RD	Randallstown	MD	21133
3805	19600 E US HIGHWAY 24	Woodland Park	CO	80863
3806	1250 GOEMANN RD	Fairmont	MN	56031
3807	201 S PRICKLY PEAR AVE	Benson	AZ	85602
3809	1855 E WYANDOT AVE	Upper Sandusky	OH	43351
3810	620 GRAVEL PIKE	East Greenville	PA	18041
3812	2700 BETHEL RD	Columbus	OH	43220
3817	433 AVALON PARK SOUTH BLVD	Orlando	FL	32828
3823	3400 N 85TH ST	Lincoln	NE	68507

Store	Building Address	City	State	Zip
3824	7155 SHERIDAN BLVD	Westminster	CO	80003
3825	566 US HIGHWAY 70 W	Havelock	NC	28532
3826	1911 MARSHA SHARP FWY	Lubbock	TX	79415
3827	5660 W GRAND PKWY S	Richmond	TX	77406
3828	4006 ESTES PKWY	Longview	TX	75603
3829	2915 W MARKET ST	Johnson City	TN	37604
3831	1098 FREDRICK BLVD	Portsmouth	VA	23707
3833	1606 S SIGNAL BUTTE RD	Mesa	AZ	85209
3835	5588 LITTLE DEBBIE PKWY	Ooltewah	TN	37363
3837	4781 E ROCKTON RD	Roscoe	IL	61073
3838	2010 VILLAGE CENTER DR	Tarentum	PA	15084
3840	1161 TRENTON AVE	Findlay	OH	45840
3841	3101 POPLAR LEVEL RD	Louisville	KY	40213
3842	425 STATE ROUTE 31	Macedon	NY	14502
3843	610 LEGION RD	Denton	MD	21629
3844	5137 W OLIVE AVE	Glendale	AZ	85302
3845	6645 W PEORIA AVE	Glendale	AZ	85302
3846	2725 E MCKELLIPS RD	Mesa	AZ	85213
3847	1120 W PIONEER BLVD	Mesquite	NV	89027
3848	2228 W 1700 S	Syracuse	UT	84075
3850	5900 LITTLEROCK RD SW	Tumwater	WA	98512
3851	2347 VETERANS MEMORIAL PKWY S	Lafayette	IN	47909
3852	110 ROCKY BOTTOM DR	Unicoi	TN	37692
3853	2791 DAKOTA AVE S	Huron	SD	57350
3857	2151 ROYAL AVE	Monona	WI	53713
3858	22100 S STATE ROAD 7	Boca Raton	FL	33428
3860	200 GOLDIE RD	Youngstown	OH	44505
3861	5290 S POWER RD	Gilbert	AZ	85295
3862	1905 N NOVA RD	Daytona Beach	FL	32117
3864	561 YOPP RD	Jacksonville	NC	28540
3867	200 W 136TH AVE	Westminster	CO	80234
3868	1125 SHREVEPORT BARKSDALE HWY	Shreveport	LA	71105
3869	1504 N PARHAM RD	Richmond	VA	23229
3870	5401 PARK SPRINGS BLVD	Arlington	TX	76017
3872	100 STUMER RD	Rapid City	SD	57701
3874	156 POWER CENTER DR	Dawsonville	GA	30534
3875	1625 COMMERCE DR	Wahpeton	ND	58075
3876	3285 HENRY ST	Muskegon	MI	49441
3877	1800 NE 12TH AVE	Gainesville	FL	32641
3880	9714 SLIDING HILL RD	Ashland	VA	23005
3883	91-600 FARRINGTON HWY	Kapolei	HI	96707
3884	3435 EAST BROADWAY BLVD	Tucson	AZ	85716

Store	Building Address	City	State	Zip
3885	5221 BROOK ROAD	Richmond	VA	23227
3886	4101 S MCCOLL RD	Edinburg	TX	78539
3887	1041 US HIGHWAY 27 N	Avon Park	FL	33825
3888	11210 POTRANCO RD	San Antonio	TX	78253
3889	3151 APEX PEAKWAY	Apex	NC	27502
3891	3900 FOUNTAIN SQUARE PL	Waukegan	IL	60085
3892	7000 IRON BRIDGE RD	North Chesterfield	VA	23234
3893	4000 ROUTE #173	Zion	IL	60099
3894	2350 GREY LAG WAY ROAD	Lexington	KY	40509
3896	21655 N LAKE PLEASANT PKWY	Peoria	AZ	85382
3897	252 CHENEY DR W	Twin Falls	ID	83301
3899	215 ST JAMES AVENUE	Goose Creek	SC	29445
4046	1855 S GARLAND AVE	Garland	TX	75040
4048	40567 LA HWY 42	Prairieville	LA	70769
4053	5555 MICHIGAN ROAD	Indianapolis	IN	46228
4054	4837 KENTUCKY AVENUE	Indianapolis	IN	46221
4057	1600 EAST 7TH ST	Joplin	MO	64801
4063	17105 SAN CARLOS BLVD	Ft. Myers Beach	FL	33931
4064	4821 VIRGINIA BEACH BLVD.	Virginia Beach	VA	23462
4065	8035 MARKET STREET	Wilmington	NC	28411
4068	1206 N. CANYON CREEK PARKWAY	Spanish Fork	UT	84660
4100	2255 N UNIVERSITY PARKWAY	Provo	UT	84604
4101	3705 E. SOUTH STREET	Long Beach	CA	90805
4103	175 INTERSTATE 35 N	Devine	TX	78016
4104	3930 TEASLEY LN	Denton	TX	76210
4105	101 E. REDD RD	El Paso	TX	79932
4108	4870 ELM SPRINGS ROAD	Springdale	AR	72762
4112	2205 E. RUBEN TORRES SR. BLVD	Brownsville	TX	78526
4114	3812 GILMER RD	Longview	TX	75604
4118	545 CONESTOGA PARKWAY LOT 1	Shepherdsville	KY	40165
4127	215 CALIFORNIA ST	Woodland	CA	95695
4128	2109 W MAIN ST	Russellville	AR	72801
4129	1331 HWY 51	Ponchatoula	LA	70454
4130	5754 KYLE PARKWAY	Kyle	TX	78640
4131	9427 CULEBRA RD	San Antonio	TX	78251
4134	12840 BEACH BLVD	Stanton	CA	90680
4137	1965 S. UNION AVE	Tacoma	WA	98405
4138	13105 BIRCH DR	Omaha	NE	68164
4139	360 NORTH SADDLECREEK ROAD	Omaha	NE	68131
4140	6991 SW 8TH ST	Miami	FL	33134
4141	9020 ULMERTON ROAD	Largo (Starkey)	FL	33771
4142	4520 S SEMORAN BLVD	Orlando	FL	32822

Store	Building Address	City	State	Zip
4143	6152 COVINGTON HWY	Lithonia	GA	30058
4144	3338 WRIGHTSBORO ROAD	Augusta	GA	30909
4145	805 W WADE HAMPTON BLVD STE B	Greer	SC	29650
4147	3560 DAVIS DR	Morrisville	NC	27560
4148	8800 EAST W T HARRIS BLVD	Charlotte	NC	28227
4149	7421 E. INDEPENDENCE BLVD	Charlotte	NC	28227
4153	2825 HIGHWAY ROUTE 18	Old Bridge	NJ	08857
4157	2750 NC 55 HWY	Cary	NC	27519
4159	2850 E OSCEOLA PARKWAY	Kissimmee	FL	34743
4160	1101 S. GOLDWYN	Orlando	FL	32805
4161	9191 W. FLAGLER ST	Miami	FL	33174
4162	12639 BLANCO RD	San Antonio	TX	78231
4163	2801 EAST WHITESTONE BOULEVARD	Cedar Park	TX	78613
4164	300 KINGS FORT PARKWAY	Kaufman	TX	75142
4165	2245 JACKSBORO HIGHWAY	Ft. Worth	TX	76114
4166	935 STATE HWY 11 SOUTH	Sweetwater	TN	37874
4167	2501 UNIVERSITY COMMONS WAY	Knoxville	TN	37919
4168	2003 W. CENTER ST	Beebe	AR	72012
4169	300 NORTH SECOND STREET	El Cajon	CA	92021
4171	11822 GILBERT ST	Garden Grove	CA	92841
4174	1450 MONTEREY RD	San Jose Sun Garden Cen	CA	95112
4176	21320 SW LANGER FARMS PKWY	Sherwood	OR	97140
4178	2730 GATEWAY STREET	Springfield	OR	97477
4180	175 S MIDDLETON RD	Nampa	ID	83651
4182	3312 PRESTON ROAD	Plano	TX	75093
4183	643 N HARVEY MITCHELL PARKWAY	Bryan	TX	77807
4184	3335 HEMPSTEAD TPKE	Levittown	NY	11756
4185	2395 PEACHTREE PKWY	Cumming	GA	30041
4187	2701 CLOVERDALE ROAD	Florence	AL	35633
4188	1410 FLORENCE BLVD	Florence	AL	35630
4189	335 HELENA MARKETPLACE	Helena	AL	35080
4191	6920 FOREST AVENUE	Richmond	VA	23230
4193	1900 ESE LOOP 323	Tyler	TX	75703
4194	4001 HOUSTON HIGHWAY	Victoria	TX	77901
4195	14185 MACK HARRINGTON DRIVE	Choctaw	OK	73020
4196	15240 E ILIFF AVENUE	Aurora	CO	80014
4198	18555 W. 151ST ST	Olathe	KS	66062
4200	6475 GATEWAY ROAD	Columbus	GA	31909
4201	66 STATE ROAD #344	Edgewood	NM	87015
4202	1400 LEAD HILL BLVD	Roseville	CA	95661
4206	300 SOUTH BELAIR RD	Augusta	GA	30907
4208	2705 E PARLEYS WAY	Salt Lake City	UT	84109

Store	Building Address	City	State	Zip
4209	2101 S 11TH ST	Nebraska City	NE	68410
4210	1300 NORTH UNIVERSITY	Mobile	AL	36618
4211	5559 CLARCONA OCOEE RD	Orlando	FL	32810
4215	8801 STATE HIGHWAY 34 S	Quinlan	TX	75474
4216	2025 MERCHANT MILE	Columbus	IN	47201
4218	15431 W GREENWAY RD	Surprise	AZ	85374
4219	690 OLD SAN ANTONIO RD	Buda	TX	78610
4220	3201 HOLLAND RD	Virginia Beach	VA	23453
4221	220 N ADAIR ST	Cornelius	OR	97113
4223	2410 US HIGHWAY 411 S	Maryville	TN	37801
4224	201 ZELKOVA CT NW	Conover	NC	28613
4226	16773 RANKIN AVE	Dunlap	TN	37327
4230	10105 LIMA RD	Fort Wayne	IN	46818
4231	7502 SOUTHTOWN CROSSING BLVD	Fort Wayne	IN	46816
4232	4747 E CACTUS RD	Phoenix	AZ	85032
4233	6550 WEST HAPPY VALLEY RD	Glendale	AZ	85310
4235	2399 S STATE ROAD 46	Terre Haute	IN	47803
4237	10048 CHARLOTTE HWY	Indian Land	SC	29707
4238	2761 JENSEN AVE	Sanger	CA	93657
4239	250 VISTA KNOLL PARKWAY	Reno	NV	89506
4240	3060 JUSTIN RD	Highland Village	TX	75077
4241	4545 W 6TH AVE	Stillwater	OK	74074
4243	11493 N LINDEN RD	Clio	MI	48420
4244	1303 CHARLES ST	Park Rapids	MN	56470
4246	100 JUNIPER AVE	Wadena	MN	56482
4247	3510 US HIGHWAY 2 W	Havre	MT	59501
4249	583 COMMERCE DRIVE	Smelterville	ID	83868
4250	1001 SHILOH GLENN DR	Morrisville	NC	27560
4252	2601 E HUNTINGTON DR	Flagstaff	AZ	86004
4253	205 12TH ST S	Sauk Centre	MN	56378
4255	1000 CHESTNUT COMMONS DR	Elyria	OH	44035
4256	534 S DUFF AVE	Ames	IA	50010
4257	1000 18TH AVE NW	Austin	MN	55912
4258	11 VILLAGE PKWY	Fredericksburg	VA	22406
4259	2607 W. MAIN ST.	Shelbyville	IL	62565
4260	1850 SW GATLIN BLVD	Port St Lucie	FL	34953
4262	4085 WEDGEWOOD LN	The Villages	FL	32162
4264	7951 N ORACLE RD	Oro Valley	AZ	85704
4272	1150 S 100 W	Logan	UT	84321
4273	1112 NEW POINTE BLVD	Leland	NC	28451
4274	7131 HIGHWAY #73	Denver	NC	28037
4275	7421 WEST THUNDERBIRD ROAD	Peoria	AZ	85381

Store	Building Address	City	State	Zip
4276	1325 MAIN	Taylor	PA	18517
4277	167 PROGRESS WAY	Hurricane	WV	25526
4278	1001 WARRIOR WAY	Quincy	WV	25015
4279	400 N HIGHWAY 67	Midlothian	TX	76065
4281	800 W 10TH ST S	Ladysmith	WI	54848
4283	2801 AIRPORT THRUWAY	Columbus	GA	31909
4284	440 WADSWORTH BLVD	Lakewood	CO	80226
4285	3400 STEELYARD DR	Cleveland	OH	44109
4286	2000 ORCHARD RD	Montgomery	IL	60538
4288	4651 W 121ST AVE	Broomfield	CO	80020
4293	2435 E BASELINE RD	Phoenix	AZ	85042
4295	6225 COLISEUM BLVD	Alexandria	LA	71303
4298	9235 N SAM HOUSTON PKWY E	Humble	TX	77396
4299	6315 82ND ST	Lubbock	TX	79424
4303	3200 NW 79TH STREET	Miami	FL	33147
4309	8961 GREENBACK LN	Orangevale	CA	95662
4318	145 KELLEY BLVD	Millbrook	AL	36054
4321	5475 N MERIDIAN AVE	Wichita	KS	67204
4322	1800 E 29TH ST	Crete	NE	68333
4323	505 RIVERSTONE PKWY	Kankakee	IL	60901
4324	1900 E CHANDLER BLVD	Chandler	AZ	85225
4325	8151 E 32ND ST	Yuma	AZ	85365
4330	16077 HIGHWAY 280	Chelsea	AL	35043
4332	8990 TURKEY LAKE RD	Orlando	FL	32819
4333	10040 COUNTY ROAD 48	Fairhope	AL	36532
4334	25 NORTHRIDGE COMMONS PKWY	Weaverville	NC	28787
4335	11550 MERIDIAN MARKET VW	Falcon	CO	80831
4336	12900 W THUNDERBIRD RD	El Mirage	AZ	85335
4337	1613 NORTH MAIN STREET	San Luis	AZ	85349
4339	5940 LOSEE RD	North Las Vegas	NV	89081
4340	13401 MAIN ST	Hesperia	CA	92345
4341	2001 H.R. ASHBAUGH DR.	Truth Or Consequences	NM	87901
4348	200 COMMERCE DR	Duncansville	PA	16635
4350	200 OLD FAIRGROUNDS WAY	Kilmarnock	VA	22482
4352	3757 55TH AVE S	Fargo	ND	58104
4354	5010 AIRPORT PULLING RD N	Naples	FL	34105
4356	7200 ARROYO CROSSING PKWY	Las Vegas	NV	89113
4357	6670 MOBILE HIGHWAY	Pensacola	FL	32526
4358	1606 S 72ND ST	Omaha	NE	68124
4359	7405 DEBARR ROAD	Anchorage (Ne)	AK	99504
4366	951 N RESLER DR	El Paso	TX	79912
4367	3302 SUMMERHILL ROAD	Texarkana	TX	75503

Store	Building Address	City	State	Zip
4368	34 BAHIA AVE	Ocala	FL	34472
4370	1550 NEWLANDS DR E	Fernley	NV	89408
4371	3520 RICHMOND ROAD	Texarkana	TX	75503
4372	100 WALMART DR	Kingwood	WV	26537
4373	200 WAKE VILLAGE ROAD	Wake Village	TX	75503
4374	2301 EAST FRONTAGE ROAD	Litchfield	MN	55355
4375	4900 JENNIFER TERRACE	Springdale	AR	72762
4376	1400 N WALTON BLVD	Bentonville	AR	72712
4377	2000 W VICTORY WAY	Craig	CO	81625
4378	26036 LANKFORD HWY	Onley	VA	23418
4379	1326 BUSH RIVER RD	Columbia	SC	29210
4380	10635 W ATLANTIC BLVD	Coral Springs	FL	33071
4381	1101 BRANSON HILLS PKWY	Branson	MO	65616
4383	5851 MERCURY DR	Dearborn	MI	48126
4384	3000 PROPRIETORS PL	Mt Pleasant	SC	29466
4387	25 TOBIAS BOLAND WAY	Worcester	MA	01607
4389	4901 DARTMOUTH COLLEGE HWY	Woodsville	NH	03785
4390	1018 N. CLEVELAND STREET	Enid	OK	73703
4392	12234 PALMDALE ROAD	Victorville	CA	92392
4393	4675 WATT AVENUE	North Highlands	CA	95660
4394	1221 S HAYFORD RD	Spokane	WA	99224
4395	6405 W POINTE PARKWAY	Post Falls	ID	83854
4399	30830 OLD US 20	Elkhart	IN	46514
4403	24 QUAKER RIDGE BLVD	Queensbury	NY	12804
4404	50 NEWBERRY PKWY	Etters	PA	17319
4405	2900 KIRK RD	Aurora	IL	60502
4407	10710 CHANTILLY PKWY	Montgomery	AL	36117
4409	1801 NATHAN DEAN BYP	Rockmart	GA	30153
4410	4780 HICKORY BLVD	Granite Falls	NC	28630
4412	101 BERNHARDT RD	Laurel	MT	59044
4413	4230 SARON DR	Lexington	KY	40515
4414	515 W BROAD ST	Smithville	TN	37166
4415	8115 NORTH LOOP DR	El Paso	TX	79907
4416	13003 TOMBALL PKWY	Houston	TX	77086
4417	8191 UPLAND BND	Camby	IN	46113
4420	115 E CHURCH ST	Leesville	SC	29070
4421	7300 BLACKMON RD	Columbus	GA	31909
4423	5680 HAMMONDS MILL RD	Martinsburg	WV	25404
4424	29176 VAN DYKE AVENUE	Warren	MI	48093
4425	7818 COLONIAL WEST DRIVE	Orlando	FL	32818
4426	1042 MANCHESTER EXPY	Columbus	GA	31904
4427	3221 N MONROE ST	Tallahassee	FL	32303

Store	Building Address	City	State	Zip
4428	1636 HENDERSONVILLE RD	Asheville	NC	28803
4430	41650 W MARICOPA CASA GRANDE H	Maricopa	AZ	85138
4435	3458 DICKERSON PIKE	Nashville	TN	37207
4436	5455 ATLANTA HWY	Alpharetta	GA	30004
4438	136 W STATE ROAD 73	Saratoga Springs	UT	84045
4439	1013 SOUTH KALAMAZOO STREET	Paw Paw	MI	49079
4440	1180 DUTCH FORK RD	Irmo	SC	29063
4443	2003 E GREENVILLE ST	Anderson	SC	29621
4444	10251 SHOPS LN	Jacksonville	FL	32258
4445	680 OLD GREENVILLE HWY	Clemson	SC	29631
4446	4225 45TH ST	West Palm Beach	FL	33407
4450	12981 SHELBYVILLE RD	Middletown	KY	40243
4451	21055 E RITTENHOUSE RD	Queen Creek	AZ	85142
4452	5009 OLD BUNCOMBE ROAD	Greenville	SC	29617
4453	4715 WESLEY STREET	Greenville	TX	75401
4456	1 COOPERTOWN BLVD	Somerdale	NJ	08083
4457	1250 BENNETTSVILLE SQUARE, HWY	Bennettsville	SC	29512
4458	7016 GB ALFORD HWY	Holly Springs	NC	27540
4459	1205 EASTERN AVE	Nashville	NC	27856
4460	12001 MAUMELLE BLVD	North Little Rock	AR	72113
4461	275 WALTON DR	Louisa	KY	41230
4464	2711 SW 58TH STREET	Amarillo	TX	79110
4468	20903 HIGHLAND KNOLLS DRIVE	Katy	TX	77450
4469	2551 WHITFIELD ROAD	Clarksville	TN	37040
4470	25145 DEMOTT DR	Joplin	MO	64801
4471	2390 E CEDAR ST	Rawlins	WY	82301
4472	8424 MALL PARKWAY	Lithonia	GA	30038
4473	2175 W RUTHRAUFF RD	Tucson	AZ	85705
4474	10096 KENAI SPUR HWY	Kenai	AK	99611
4475	395 N K 7 HWY	Olathe	KS	66061
4476	14501 HANCOCK VILLAGE ST	Chesterfield	VA	23832
4477	2710 N MAIN ST	High Point	NC	27265
4478	2426 S MAIDEN LN	Joplin	MO	64804
4479	10392 FREMONT PIKE	Perrysburg	OH	43551
4482	300 PLEASANT GROVE RD STE 600	Mount Juliet	TN	37122
4483	222 WILKINSON LN	White House	TN	37188
4484	8000 TOWN DR.	Raleigh	NC	27616
4487	3581 RICHLAND AVE W	Aiken	SC	29801
4488	150 BEACH RD	Marina	CA	93933
4490	2565 E. COMMERCE CENTER PLACE	Tucson	AZ	85706
4491	541 WARRIOR WAY	Grand Junction	CO	81504
4497	1007 RED FARMER DR	Hueytown	AL	35023

Store	Building Address	City	State	Zip
4498	4650 N UNIVERSITY DR	Coral Springs	FL	33067
4499	841 E GANNON AVE	Zebulon	NC	27597
4501	134 DANIEL KENDALL DR	West Brownsville	PA	15417
4504	312 PALISADES BLVD	Birmingham	AL	35209
4506	321 KILLIAN RD	Columbia	SC	29203
4508	1705 EXPRESSWAY 83	Penitas	TX	78576
4509	8840 BENBROOK BLVD	Benbrook	TX	76126
4511	1601 18TH ST	Silvis	IL	61282
4514	201 MARANTO MANOR DR	Winchester	VA	22602
4517	2586 N SLAPPEY BLVD	Albany	GA	31701
4520	4021 LAGNIAPPE WAY	Tallahassee	FL	32317
4521	1780 S LAKE DR	Lexington	SC	29073
4523	201 BLANKENBAKER PKWY	Louisville	KY	40243
4524	5360 DIXIE HWY	Louisville	KY	40216
4525	1422 W OGLETHORPE HWY STE A	Hinesville	GA	31313
4526	4412 NORTH FWY	Houston	TX	77022
4527	1630 PLANT AVE	Waycross	GA	31501
4528	98 WEST WALNUT AVE	Dalton	GA	30720
4529	501 E LINCOLN HWY	New Lenox	IL	60451
4530	10530 ABERCORN ST	Savannah	GA	31419
4531	420 WEBER ROAD	Romeoville	IL	60446
4533	105 CHICKASAW RIDGE DR	Oakland	TN	38060
4538	6060 N FRY RD	Katy	TX	77449
4540	970 GEHRINGER DR	Fowlerville	MI	48836
4543	100 W RIVERSIDE DR	Parker	AZ	85344
4545	2700 WARD BLVD	Wilson	NC	27893
4553	11601 E US HIGHWAY 40	Kansas City	MO	64133
4554	2525 W ANDERSON LN	Austin	TX	78757
4556	14030 ABERCORN ST	Savannah	GA	31419
4557	3075 E TROPICANA AVE	Las Vegas	NV	89121
4558	4200 SALEM RD	Covington	GA	30016
4560	6901 OKEECHOBEE BLVD	West Palm Beach	FL	33411
4564	2908 US HIGHWAY 70 W	Goldsboro	NC	27530
4567	7101 E 128TH AVE	Brighton	CO	80602
4568	1882 HOLLY ST	Blair	NE	68008
4569	912 11TH ST E	Bottineau	ND	58318
4570	7500 ROUTE 209	Napanoch	NY	12458
4574	5825 THUNDER RD	Concord	NC	28027
4577	321 W CALIFORNIA	Ruston	LA	71270
4579	8600 US HWY 71 S	Fort Smith	AR	72908
4580	1300 MONTGOMERY HWY	Vestavia Hills	AL	35216
4581	2500 DAWES RD	Mobile	AL	36695

Store	Building Address	City	State	Zip
4583	3925 PELHAM RD	Greenville	SC	29615
4585	11551 N 129TH EAST AVE	Owasso	OK	74055
4588	3101 W PRINCETON ST	Orlando	FL	32808
4589	216 DOVER ROAD	Clarksville	TN	37042
4591	408 TINY TOWN ROAD	Clarksville	TN	37042
4593	4875 OLD YORK RD	Rock Hill	SC	29732
4594	2505 LINCOLNTON HWY	Cherryville	NC	28021
4595	1885 N PINE ISLAND RD	Plantation	FL	33322
4597	886 NIAGARA FALLS BLVD	North Tonawanda	NY	14120
4599	4500 WEITZEL ST	Timnath	CO	80547
4600	11350 WICKERSHAM BLVD	Gretna	NE	68028
4601	3331 RINCONADA BLVD	Las Cruces	NM	88011
4603	5500 E 22ND ST	Tucson	AZ	85711
4605	5976 OLD JACKSONVILLE HWY	Tyler	TX	75703
4606	2400 COLLEGE DR	Osceola	IA	50213
4607	3735 PALOMAR CENTRE DR	Lexington	KY	40513
4609	10240 COLERAIN AVE	Cincinnati	OH	45251
4611	5701 SILVERHEEL STREET	Shawnee	KS	66226
4612	1800 TILDEN RIDGE	Hamburg	PA	19526
4615	12200 S WACO AVE	Glenpool	OK	74033
4616	260 DONALD E THURMOND PKWY	Cleveland	GA	30528
4617	1199 S FEDERAL HWY	Pompano Beach	FL	33062
4618	2625 W MAIN STREET	League City	TX	77573
4623	6111 JEFFERSON AVE	Newport News	VA	23605
4625	2424 N TAYLOR AVE	Garden City	KS	67846
4626	1723 MCFARLAND ROAD	Junction City	KS	66441
4627	2750 W UNIVERSITY DR	Denton	TX	76201
4628	712 N. WESTERN AVE.	Liberal	KS	67901
4631	1100 5TH AVE	Hammond	IN	46320
4635	150 TANNER LN	Clinton	TN	37716
4636	505 OAKVILLE RD	Appomattox	VA	24522
4637	3900 E HILLSIDE DR	Broken Arrow	OK	74014
4638	135 STONERIDGE DR	Ruckersville	VA	22968
4639	2100 LEGACY CIR	Elizabeth	CO	80107
4641	12300 ROUTE 47	Huntley	IL	60142
4643	1500 ECONOMY WAY	Baden	PA	15005
4648	6575 AIRPORT BLVD	Mobile	AL	36608
4653	580 LIVINGSTON AVENUE	Cheyenne	WY	82007
4654	2100 HIGHWAY 77	Marion	AR	72364
4657	6350 COTTAGE HILL RD	Mobile	AL	36609
4659	5255 HIGHLAND RD	Baton Rouge	LA	70808
4660	18400 HALL RD	Clinton Township	MI	48038

Store	Building Address	City	State	Zip
4664	151 MYRTLE RIDGE DR	Conway	SC	29526
4667	1803 N HIGHLAND AVE	Clearwater	FL	33755
4669	6900 US HIGHWAY 19 N	Pinellas Park	FL	33781
4676	1820 UNSER BOULEVARD NW	Albuquerque	NM	87120
4677	W159S6530 MOORLAND RD	Muskego	WI	53150
4678	180 N 3400 W	Hurricane	UT	84737
4679	34025 LA HIGHWAY 16	Denham Springs	LA	70706
4681	4302 W GANDY BLVD	Tampa	FL	33611
4682	164 CAMP CREEK PKWY	Gordonsville	VA	22942
4683	10550 BURBANK DR	Baton Rouge	LA	70810
4686	906 SW REGIONAL AIRPORT BLVD	Bentonville	AR	72712
4687	275 N GULPH RD	King Of Prussia	PA	19406
4689	4689 W CEDAR HILLS DR	Cedar Hills	UT	84062
4690	201 34TH ST N	St Petersburg	FL	33713
4692	4150 RINGGOLD ROAD	East Ridge	TN	37412
4695	6660 GODFREY RD	Godfrey	IL	62035
4696	1274 S US 189	Heber City	UT	84032
4697	3227 OLD FOREST RD	Lynchburg	VA	24501
4699	2415 N BLOOMINGTON ST	Streator	IL	61364
4700	1707 WEST STATE STREET	Pleasant Grove	UT	84062
4706	3555 S. 8400 W.	Magna	UT	84044
4747	10755 WASHINGTON STREET	Northglenn	CO	80233
4756	9085 HWY 119	Alabaster	AL	35007
4757	5110 YELM HIGHWAY	Lacey	WA	98503
4759	6197 SUNRISE BLVD	Citrus Heights	CA	95610
4762	1180 SOUTH DIAMOND BAR BLVD.	Diamond Bar	CA	91765
4848	8322 PNVL MTHWS RD STE 601	Charlotte	NC	28226
4849	8580 ROCK RIDGE DRIVE	Mountain Iron	MN	55768
4865	5200 WEST 60TH STREET NORTH	Sioux Falls	SD	57107
5003	211 ASPEN VILLAGE DRIVE	Pagosa Springs	CO	81147
5005	6855 WILSON BOULEVARD	Jacksonville	FL	32210
5007	2050 NUT TREE RD	Vacaville	CA	95687
5008	859 W FLORIDA AVE	Hemet	CA	92543
5013	4102 PRECISION WAY	High Point	NC	27265
5014	3605 HIGH POINT RD	Greensboro	NC	27407
5021	2275 GUS THOMASSON RD	Dallas	TX	75228
5022	1901 TCHOUPITOULAS ST	New Orleans	LA	70130
5023	1200 HIGHLAND AVE	National City	CA	91950
5025	10420 MAYSVILLE RD	Fort Wayne	IN	46835
5027	4975 TRANSIT RD	Depew	NY	14043
5028	2925 GLENDALE AVE	Toledo	OH	43614
5029	3721 NAVARRE AVE	Oregon	OH	43616

Store	Building Address	City	State	Zip
5030	5821 W CENTRAL AVE	Toledo	OH	43615
5031	8280 N CORTARO RD	Tucson	AZ	85743
5032	8450 LA PALMA AVE	Buena Park	CA	90620
5033	1300 BARLOW RD	Fort Morgan	CO	80701
5034	4770 COLONIAL BLVD	Fort Myers	FL	33966
5035	6745 N CHURCH AVE	Mulberry	FL	33860
5036	6192 GUNN HWY	Tampa	FL	33625
5037	464016 STATE ROAD 200	Yulee	FL	32097
5038	12690 S ROUTE 59	Plainfield	IL	60585
5039	263 WALMART DR	Camden	DE	19934
5040	2200 WASHINGTON PIKE	Carnegie	PA	15106
5041	19205 STATE ROUTE 410 E	Bonney Lake	WA	98391
5043	6990 E SHELBY DR	Memphis	TN	38125
5044	10000 BARTEL BLVD	Galena	IL	61036
5045	22605 STATE HIGHWAY 249	Tomball	TX	77375
5046	805 TOWN CENTER BOULEVARD	Clayton	NC	27520
5047	130 BLACK HORSE PIKE	Audubon	NJ	08106
5048	30729 LYON CENTER DR E	New Hudson	MI	48165
5049	13420 W COAL MINE AVE	Littleton	CO	80127
5051	920 47TH AVE	Greeley	CO	80634
5054	11900 ATLANTIC BLVD	Jacksonville	FL	32225
5055	9885 COLLIER BLVD	Naples	FL	34114
5056	17585 AIRLINE HWY	Prairieville	LA	70769
5057	2900 S RUTHERFORD BLVD	Murfreesboro	TN	37130
5058	3035 HAMILTON CHURCH RD	Antioch	TN	37013
5060	1410 S RANDALL RD	Algonquin	IL	60102
5062	2047 E UNIVERSITY DR	Auburn	AL	36830
5063	1830 GALLERIA BLVD	Charlotte	NC	28270
5064	6065 GULL RD	Kalamazoo	MI	49048
5065	501 N 9TH ST	Kalamazoo	MI	49009
5066	35901 CHESTER RD	Avon	OH	44011
5069	3576 US HIGHWAY 22	Branchburg	NJ	08876
5070	5200 S FORT APACHE RD	Las Vegas	NV	89148
5071	6301 NW QUANNAH PARKER TRL	Lawton	OK	73505
5072	19503 NORMANDIE AVE	Torrance	CA	90501
5073	17432 SE 270TH PL	Covington	WA	98042
5075	3405 MARRON RD	Oceanside	CA	92056
5076	24 WALTON DR	Brewer	ME	04412
5077	300 WOOTTON ST	Boonton	NJ	07005
5078	6600 W NOB HILL BLVD	Yakima	WA	98908
5079	1617 E BEACH BLVD	Pass Christian	MS	39571
5080	1732 PRECINCT LINE RD	Hurst	TX	76054

Store	Building Address	City	State	Zip
5082	8303 W RIDGEWOOD DR	Parma	OH	44129
5083	6594 MAYFIELD RD	Mayfield Heights	OH	44124
5085	701 HAWLEY AVE	Belmont	NC	28012
5087	550 HIGHWAY 17 N	North Myrtle Beach	SC	29582
5088	450 STEWART LN	Triadelphia	WV	26059
5089	9165 CAHILL AVE	Inver Grove Heights	MN	55076
5090	1415 LAWRENCE DR	De Pere	WI	54115
5091	26270 NORTHWEST FWY	Cypress	TX	77429
5092	190 E ROUND GROVE RD	Lewisville	TX	75067
5093	4404 S PEORIA AVE	Tulsa	OK	74105
5094	9700 HILLCROFT ST	Houston	TX	77096
5095	495 FLATBUSH AVENUE	Hartford	CT	06106
5096	34500 MONTEREY AVE	Palm Desert	CA	92211
5097	5650 BAY RD	Saginaw	MI	48604
5098	1970 S UNIVERSITY BLVD	Mobile	AL	36609
5099	2545 RIMROCK AVE	Grand Junction	CO	81505
5100	1916 CENTER POINT PKWY	Birmingham	AL	35215
5101	300 S HIGHWAY 160	Pahrump	NV	89048
5102	99 WESTBANK EXPY	Gretna	LA	70053
5103	4600 ROOSEVELT BLVD BLDG G	Phila	PA	19124
5104	1701 W DOROTHY LN	Moraine	OH	45439
5105	10 RIVERTON COMMONS DR	Front Royal	VA	22630
5106	4255 ALAFAYA TRL	Oviedo	FL	32765
5107	109 GALLATIN PIKE N	Madison	TN	37115
5108	3000 SAUL KLEINFELD DR	El Paso	TX	79936
5109	4570 S 4000 W	West Valley City	UT	84120
5110	1360 DRAPER PKWY	Draper	UT	84020
5111	1501 US HIGHWAY 22	Watchung	NJ	07069
5113	165 VAUGHAN LN	Pell City	AL	35125
5115	3101 W KIMBERLY RD	Davenport	IA	52806
5116	9025 SPENCER HWY	La Porte	TX	77571
5117	116 LUCY LN	Waynesboro	VA	22980
5118	10050 GLENWOOD AVE	Raleigh	NC	27617
5119	5531 EDMONDSON PIKE	Nashville	TN	37211
5120	3706 W 9800 S	South Jordan	UT	84095
5122	2856 HICKORY HILL RD	Memphis	TN	38115
5123	5550 E WOODMEN RD	Colorado Springs	CO	80920
5124	5605 W NORTHERN AVE	Glendale	AZ	85301
5125	2310 S UNION STREET	Opelousas	LA	70570
5126	1950 W MAIN ST	Centre	AL	35960
5127	4622 MORMON COULEE RD	La Crosse	WI	54601
5129	6210 ANNAPOLIS RD	Landover Hills	MD	20784

Store	Building Address	City	State	Zip
5130	9745 ROOSEVELT BLVD STE A	Philadelphia	PA	19114
5131	3461 HORIZON BLVD	Bensalem	PA	19020
5132	5216 RED BUG LAKE RD	Winter Springs	FL	32708
5133	5000 RHONDA RD	Anderson	CA	96007
5134	5075 GOSFORD RD	Bakersfield	CA	93313
5135	102 GATEWAY CROSSINGS BLVD.	Radcliff	KY	40160
5136	1131 N BEALE RD	Marysville	CA	95901
5137	6101 S AURORA PKWY	Aurora	CO	80016
5139	235 E DORSET DR	Dixon	CA	95620
5140	5500 GROSSMONT CENTER DR	La Mesa	CA	91942
5141	16960 W MAPLE RD	Omaha	NE	68116
5142	3575 STATE ROUTE 66	Neptune	NJ	07753
5143	8101 EAST BRAINERD RD	Chattanooga	TN	37421
5144	8315 FM 78	Converse	TX	78109
5145	1603 VANCE JACKSON RD	San Antonio	TX	78213
5146	8030 BANDERA RD	San Antonio	TX	78250
5147	1521 N COCKRELL HILL RD	Dallas	TX	75211
5149	1700 N 7 HWY	Blue Springs	MO	64014
5150	1900 MAPLEWOOD COMMONS DR	Maplewood	MO	63143
5151	825 CARTERSVILLE HWY SE	Rome	GA	30161
5152	6433 FALLBROOK AVE	West Hills	CA	91307
5154	1827 WALNUT GROVE AVE	Rosemead	CA	91770
5155	1550 S VALLEY DR	Las Cruces	NM	88005
5156	1540 E 2ND ST	Beaumont	CA	92223
5157	155 E COURTLAND ST	Morton	IL	61550
5159	2750 COOK RD	West Branch	MI	48661
5160	1700 W MICHIGAN AVE	Jackson	MI	49202
5162	27931 KELLY JOHNSON PKWY	Santa Clarita	CA	91355
5164	11729 IMPERIAL HWY	Norwalk	CA	90650
5165	1421 FRONTAGE RD	Alamo	TX	78516
5166	1021 E PINE ST	Deming	NM	88030
5167	1052 TURF FARM RD	Payson	UT	84651
5168	10 E 1300 S	Richfield	UT	84701
5170	3001 SILVERBERG DR	Sidney	NE	69162
5172	1900 S JEFFERSON ST	Perry	FL	32348
5173	815 SHUGART RD	Dalton	GA	30720
5174	7855 MOFFETT RD	Semmes	AL	36575
5175	589 W MAIN ST	Algood	TN	38506
5177	100 COMMERCE CIR	Bristol	PA	19007
5178	220 ENTERPRISE DR	Rockaway	NJ	07866
5179	201 S CHICKASAW TRL	Orlando	FL	32825
5180	10303 METCALF AVE	Overland Park	KS	66212

Store	Building Address	City	State	Zip
5181	6513 MEADOWBROOK DR	Fort Worth	TX	76112
5183	3800 RUCKRIEGEL PKWY	Jeffersontown	KY	40299
5184	6674 WINCHESTER BLVD	Canal Winchester	OH	43110
5185	1221 GEORGESVILLE RD	Columbus	OH	43228
5186	2501 S MARKET ST	Gilbert	AZ	85295
5188	7636 MIDDLE VALLEY RD	Hixson	TN	37343
5189	5250 W INDIAN SCHOOL RD	Phoenix	AZ	85031
5190	2501 W HAPPY VALLEY RD STE 34	Phoenix	AZ	85085
5191	802 E US HIGHWAY 80	Forney	TX	75126
5192	5821 ANTELOPE RD	Sacramento	CA	95842
5193	12721 MORENO BEACH DR	Moreno Valley	CA	92555
5195	11400 HIGHWAY 99	Everett	WA	98204
5196	5255 ELVIS PRESLEY BLVD	Memphis	TN	38116
5197	330 SUTTON RD SE	Owens Cross Roads	AL	35763
5198	1810 TIFT AVE N	Tifton	GA	31794
5199	475 EAST ROUTE 173	Antioch	IL	60002
5200	2030 FRUITVILLE PIKE	Lancaster	PA	17601
5201	2220 STATE ROUTE 27	Edison	NJ	08817
5202	85 CROOKED HILL RD	Commack	NY	11725
5203	375 LAFAYETTE ST	London	OH	43140
5204	4000 BARKSDALE BLVD	Bossier City	LA	71112
5205	1356 E HIGHWAY 193	Layton	UT	84040
5206	1710 E SKYLINE DR	South Ogden	UT	84405
5207	9000 METCALF AVE	Overland Park	KS	66212
5210	2050 N HIGHWAY 78	Wylie	TX	75098
5211	5001 MCKINNEY RANCH PKWY	Mckinney	TX	75070
5215	530 WOOLLOMES AVE	Delano	CA	93215
5216	5730 W AMARILLO BLVD	Amarillo	TX	79106
5218	3501 34TH ST S	St Petersburg	FL	33711
5219	550 CONGRESSIONAL DR	Lawrence	KS	66049
5220	8220 N DALE MABRY HWY	Tampa	FL	33614
5221	8885 N FLORIDA AVE	Tampa	FL	33604
5224	4226 DE ZAVALA RD	San Antonio	TX	78249
5226	9526 W. MILITARY DR.	San Antonio	TX	78251
5227	6000 BURKE COMMONS RD	Burke	VA	22015
5228	6405 DOBBIN RD	Columbia	MD	21045
5229	1000 EASTON RD STE 200	Wyncote	PA	19095
5230	3460 EL CAMINO AVE	Sacramento	CA	95821
5231	10470 TWIN CITIES ROAD	Galt	CA	95632
5232	1000 AIRPORT RD	Rifle	CO	81650
5233	5675 W 6200 S	West Valley City	UT	84118
5234	1632 N 2000 W	Clinton	UT	84015

Store	Building Address	City	State	Zip
5235	9151 SOUTH QUARRY BLVD	Sandy	UT	84094
5236	1201 MORGANTOWN RD	Bowling Green	KY	42101
5239	567 ROUTE 100 N	Bechtelsville	PA	19505
5240	135 FAIRGROUNDS MEMORIAL PKWY	Ithaca	NY	14850
5241	915 MILLS DR	North Huntingdon	PA	15642
5242	8064 BREWERETON ROAD	Cicero	NY	13039
5244	19301 CANTRELL RD	Little Rock	AR	72223
5245	3302 SE MILITARY DR	San Antonio	TX	78223
5246	10388 US 59 RD	Wharton	TX	77488
5247	1228 NORTH HIGHWAY 377	Roanoke	TX	76262
5250	904 CYPRESS PKWY	Kissimmee	FL	34759
5251	490 GREENWAY VIEW DR	Chattanooga	TN	37411
5252	4221 ATLANTA HWY	Loganville	GA	30052
5253	632 GRASSFIELD PKWY	Chesapeake	VA	23322
5254	2114 S MAIN ST	Wake Forest	NC	27587
5255	6216 ELLIOT DR	Tampa	FL	33615
5256	4201 HARGROVE RD E	Tuscaloosa	AL	35405
5257	5122 E UNIVERSITY DR	Mesa	AZ	85205
5258	5850 W CRAIG RD	Las Vegas	NV	89130
5259	6151 W LAKE MEAD BLVD	Las Vegas	NV	89108
5260	4208 PLEASANT CROSSING BLVD	Rogers	AR	72758
5261	100 COMMERCIAL LN	Pineville	MO	64856
5262	2181 PELHAM PKWY	Pelham	AL	35124
5263	2300 TREASURY DR SE	Cleveland	TN	37323
5264	13140 SOUTH TAMIAMI TRAIL	Osprey	FL	34229
5266	12610 US HIGHWAY 19	Hudson	FL	34667
5269	490 E SILVERADO RANCH BLVD	Las Vegas	NV	89183
5270	585 N STATE ST	Lindon	UT	84042
5272	21200 OLHAVA WAY NW	Poulsbo	WA	98370
5273	1110 W WASHINGTON ST	Sequim	WA	98382
5274	1131 KUALA ST	Pearl City	HI	96782
5275	6435 BELLS FERRY RD	Woodstock	GA	30189
5276	1555 N RAND RD	Palatine	IL	60074
5278	591 MEMORIAL DR	Chicopee	MA	01020
5280	8350 SHAVER RD	Portage	MI	49024
5281	360 US HIGHWAY 9 ROUTE N	Woodbridge	NJ	07095
5282	3800 DEWEY AVE	Greece	NY	14616
5285	3200 ATLANTIC BLVD NE	Canton	OH	44705
5286	9320 N PENNSYLVANIA PL	The Village	OK	73120
5287	21150 KUYKENDAHL RD	Spring	TX	77379
5288	220 N HIGHWAY 175	Seagoville	TX	75159
5290	1515 S ELLISON DR	San Antonio	TX	78245

Store	Building Address	City	State	Zip
5292	4431 NEW BERN AVE	Raleigh	NC	27610
5293	77 GREEN ACRES RD	Valley Stream	NY	11581
5294	1365 BOSTON POST RD	Milford	CT	06460
5295	965 BROADHOLLOW RD	Farmingdale	NY	11735
5296	25 NICHOLS DR	Barboursville	WV	25504
5297	143 THIERMAN LN	Louisville	KY	40207
5298	223 N MYRTLE SCHOOL RD	Gastonia	NC	28052
5299	550 US HIGHWAY 27	Clermont	FL	34714
5300	9205 GIBSONTON DR	Gibsonton	FL	33534
5301	4375 BELVEDERE RD	West Palm Beach	FL	33406
5303	1280 GAIL GARDNER WAY	Prescott	AZ	86305
5304	1916 S LINDSAY RD	Mesa	AZ	85204
5305	1150 BROADWAY	Chula Vista	CA	91911
5306	5545 SIMMONS ST	North Las Vegas	NV	89031
5307	1725 E SANTA FE ST	Gardner	KS	66030
5308	11010 W 74TH TER	Shawnee	KS	66203
5309	46440 US ROUTE 20	Oberlin	OH	44074
5311	1721 N CUSTER RD	Mckinney	TX	75071
5312	3851 AIRPORT FWY	Fort Worth	TX	76111
5313	6100 RONALD REAGAN DR	Lake Saint Louis	MO	63367
5314	4420 S WESTERN AVE	Oklahoma City	OK	73109
5316	1401 N SAGINAW BLVD	Saginaw	TX	76179
5317	9300 S INTERSTATE 35 STE B	Austin	TX	78748
5319	1881 ROBERT C BYRD DR	Macarthur	WV	25873
5320	121 W ELMSLEY ST	Greensboro	NC	27406
5321	9131 COLLEGE PKWY STE 101	Fort Myers	FL	33919
5325	5555 W ATLANTIC BLVD	Margate	FL	33063
5326	9570 SW HIGHWAY 200	Ocala	FL	34481
5327	9830 OLD HAMMOND HWY	Baton Rouge	LA	70816
5328	14241 COURSEY BLVD	Baton Rouge	LA	70817
5329	4435 W ANTHEM WAY	Anthem	AZ	85086
5330	6145 N 35TH AVE	Phoenix	AZ	85017
5331	7575 W LOWER BUCKEYE RD	Phoenix	AZ	85043
5332	730 E MCKELLIPS RD	Mesa	AZ	85203
5334	3301 TOWER RD	Aurora	CO	80011
5335	250 WILDCAT DR	Brawley	CA	92227
5336	11020 ELM STREET	Jenks	OK	74037
5337	1185 HERNDON AVE	Clovis	CA	93611
5338	4840 SHAWLINE ST	San Diego	CA	92111
5339	877 FREEPORT RD	Pittsburgh	PA	15238
5340	500 ROUTE 38	Cherry Hill	NJ	08002
5341	500 SUMMIT BLVD	Broomfield	CO	80021

Store	Building Address	City	State	Zip
5342	2501 S AVENUE B	Yuma	AZ	85364
5343	10001 SOUTHPOINT PKWY	Fredericksburg	VA	22407
5344	1238 PUTTY HILL AVE STE 5	Towson	MD	21286
5345	10600 TOWNE CENTER BLVD	Dunkirk	MD	20754
5346	1318 MEBANE OAKS RD	Mebane	NC	27302
5347	19975 S. TAMIAMI TRAIL	Estero	FL	33928
5348	851 ANN ST	Montgomery	AL	36107
5349	8335 E GUADALUPE RD	Mesa	AZ	85212
5350	4627 S 900 E	Salt Lake City	UT	84117
5352	801 NORTH RANDALL ROAD	Batavia	IL	60510
5355	1241 E COLUMBUS ST	Kenton	OH	43326
5356	300 RESORT PLAZA DR	Blairsville	PA	15717
5358	100 S CONESTOGA DR	Shippensburg	PA	17257
5359	721 BOYD RD	Azle	TX	76020
5360	11415 HYDETOWN RD	Titusville	PA	16354
5361	12850 L ST	Omaha	NE	68137
5363	11465 TARA BLVD	Lovejoy	GA	30250
5365	3950 N WICKHAM RD	Melbourne	FL	32935
5366	3550 S BABCOCK ST	Melbourne	FL	32901
5368	1940 TURNER RD SE	Salem	OR	97302
5369	1100 N ESTRELLA PKWY	Goodyear	AZ	85338
5370	2514 MAIN ST	Longmont	CO	80504
5372	3430 TAYLOR AVE	Evansville	IN	47714
5373	2786 COMMERCIAL BLVD	Chippewa Falls	WI	54729
5374	100A E WASHINGTON JACKSON RD	Eaton	OH	45320
5376	621 E LAKE ST	Tawas City	MI	48763
5379	1450 MORRELL AVE	Connellsville	PA	15425
5380	1775 WASHINGTON ST	Hanover	MA	02339
5381	5055 LIBRARY RD	Bethel Park	PA	15102
5382	8107 GOVERNOR RITCHIE HIGHWAY	Pasadena	MD	21122
5383	615 BULTMAN DRIVE	Sumter	SC	29150
5384	1130 HIGHWAY 77	Bridgeton	NJ	08302
5385	1804 N CLINTON ST	Defiance	OH	43512
5386	14700 US HIGHWAY 31	Grand Haven	MI	49417
5387	15050 S SPRINGDALE AVE	Middlefield	OH	44062
5388	1701 W FM 646 RD	League City	TX	77573
5389	600 HEWITT DR	Waco	TX	76712
5390	210 COBB PKWY S	Marietta	GA	30060
5391	5420 JULIET BLVD	Naples	FL	34109
5392	980 W PARKER ST	Baxley	GA	31513
5394	770 W EL MONTE WAY	Dinuba	CA	93618
5396	1330 GOLDFISH FARM RD SE	Albany	OR	97322

Store	Building Address	City	State	Zip
5397	955 FRONTENAC DR	Winona	MN	55987
5398	3902 W RIVERSIDE BLVD	Rockford	IL	61101
5399	1640 S GALENA AVE	Dixon	IL	61021
5402	4650 W NORTH AVE	Chicago	IL	60639
5403	100 S HIGH CROSS RD	Urbana	IL	61802
5404	103 W HOLBROOK RD	Glenwood	IL	60425
5406	8010 E 38TH ST	Indianapolis	IN	46226
5408	3805 S KEYSTONE AVE	Indianapolis	IN	46227
5409	7725 HOKE RD	Clayton	OH	45315
5410	4004 TUSCARAWAS ST W	Canton	OH	44708
5411	152 W SPRAGUE RD	Ionia	MI	48846
5414	580 US HIGHWAY 9	Lanoka Harbor	NJ	08734
5416	915 E RANDOL MILL RD	Arlington	TX	76011
5417	175 OUTER LOOP	Louisville	KY	40214
5418	2020 BASHFORD MANOR LN	Louisville	KY	40218
5419	2600 MCINGVALE RD	Hernando	MS	38632
5420	3250 VINELAND RD	Kissimmee	FL	34746
5422	500 E ALICE ST	Bainbridge	GA	39819
5423	6570 E LAKE MEAD BLVD	Las Vegas	NV	89156
5424	11500 HANNON RD	Eagle Point	OR	97524
5425	1861 S SAN JACINTO AVE	San Jacinto	CA	92583
5426	40580 ALBRAE ST	Fremont	CA	94538
5428	1710 S GREENFIELD RD	Mesa	AZ	85206
5429	14111 N PRASADA GATEWAY AVE	Surprise	AZ	85388
5430	3500 COORS BLVD SW	Albuquerque	NM	87121
5432	250 RICHMOND WAY	New Richmond	WI	54017
5433	3604 N HIGHWAY 7	Hot Springs Village	AR	71909
5434	15555 HESPERIAN BLVD	San Leandro	CA	94579
5435	777 STORY RD	San Jose	CA	95122
5436	1251 CENTERVILLE RD	Wilmington	DE	19808
5437	1450 UNIVERSITY AVE W	Saint Paul	MN	55104
5438	15205 WEST GREENFIELD AVENUE	New Berlin	WI	53151
5439	315 FOXON BLVD	New Haven	CT	06513
5440	10000 SE 82ND AVE	Happy Valley	OR	97086
5441	2600 NW ROCHESTER RD	Topeka	KS	66617
5442	1050 N ROHLWING RD	Addison	IL	60101
5443	4650 S EMERSON AVE	Indianapolis	IN	46203
5444	10305 COUNTRY CLUB ROAD	Ironwood	MI	49938
5445	2711 ELM ST	Erie	PA	16504
5446	405 MURTHA DR	Waynesburg	PA	15370
5447	150 HARRISON AVE	Kearny	NJ	07032
5448	160 BROADWAY	Raynham (N)	MA	02767

Store	Building Address	City	State	Zip
5449	9929 HWY 6	Missouri City	TX	77459
5450	75 NORTH EAST PLZ	North East	MD	21901
5451	3920 SKYLINE BLVD	Cape Coral	FL	33914
5453	505 SW PINE ISLAND RD	Cape Coral	FL	33991
5455	1040 MALABAR RD SE	Palm Bay	FL	32907
5458	37 STAFFORD LN	Delta	CO	81416
5460	2000 US HIGHWAY 181	Portland	TX	78374
5461	14505 NE FOURTH PLAIN BLVD	Vancouver	WA	98682
5462	430 SE 192ND AVE	Vancouver	WA	98683
5463	1220 THEIL ST	Hartford	WI	53027
5466	1693 STRINGTOWN RD	Grove City	OH	43123
5467	1997 BUFFALO TRAIL	Morristown	TN	37814
5469	1881 BALTIMORE PIKE	Hanover	PA	17331
5470	6716 TOWNE CENTER BLVD	Huntingdon	PA	16652
5471	2485 POSSUM RUN RD	Mansfield	OH	44903
5472	7000 E MICHIGAN AVE	Saline	MI	48176
5476	820 COOPER ST	Woodbury	NJ	08096
5477	401 SUPERCENTER DR	Jefferson City	MO	65101
5479	1548 FM 685	Pflugerville	TX	78660
5480	4700 E PALM VALLEY BLVD	Round Rock	TX	78665
5481	9820 CALLABRIDGE CT	Charlotte	NC	28216
5482	201 WALMART DR	Eatonton	GA	31024
5483	882 S. STATE ROAD 135	Greenwood	IN	46143
5485	2500 W 95TH ST	Evergreen Park	IL	60805
5486	4005 167TH ST	Country Club Hills	IL	60478
5487	9 BENTON RD	Travelers Rest	SC	29690
5488	7530 TIDEWATER DR	Norfolk	VA	23505
5489	930 HIGHWAY 711 EAST	Pembroke	NC	28372
5491	2266 WYOMING BLVD NE	Albuquerque	NM	87112
5492	700 6TH ST N	Socorro	NM	87801
5494	500 S UTAH AVE	Idaho Falls	ID	83402
5495	50 N MACDADE BLVD	Glenolden	PA	19036
5497	25737 US ROUTE #11	Evans Mills	NY	13637
5498	7155 E STATE ST # 12SOUTH	Lowville	NY	13367
5499	201 CHAMBER DR	Milford	OH	45150
5600	30491 AVENIDA DE LAS FLORES	Rancho Santa Margarita	CA	92688
5601	21132 BEACH BLVD	Huntington Beach	CA	92648
5602	20226 AVALON BLVD.	Carson	CA	90746
5603	12270 PARAMOUNT BLVD	Downey	CA	90242
5604	14441 INGLEWOOD AVE	Hawthorne	CA	90250
5605	14530 NORDHOFF ST	Panorama City	CA	91402
5606	1250 E GIBSON ROAD	Woodland	CA	95776

Store	Building Address	City	State	Zip
5608	941 ALAMO DR.	Vacaville	CA	95687
5609	501 SERENO DR	Vallejo	CA	94589
5610	9100 ALCOSTA BLVD	San Ramon	CA	94583
5611	3112 SANTA RITA RD.	Pleasanton	CA	94566
5612	2391 S WAYSIDE DR	Houston	TX	77023
5613	2121 N COLLINS ST	Arlington	TX	76011
5614	4904 COLLEYVILLE BLVD	Colleyville	TX	76034
5615	11800 HIALEAH GARDENS BLVD	Hialeah Gardens	FL	33018
5616	2421 POWELL AVE	Nashville	TN	37204
5617	4626 W DIVERSEY AVE	Chicago	IL	60639
5622	10863 BLOOMINGDALE AVE	Riverview	FL	33578
5623	334 GULF BREEZE PKWY	Gulf Breeze	FL	32561
5624	13100 JOSEY LN	Farmers Branch	TX	75234
5625	1200 SHINGLE CREEK CROSSING	Brooklyn Center	MN	55430
5626	1260 EAST TUCSON MARKETPLACE B	Tucson	AZ	85713
5627	3900 W POWELL BLVD	Gresham	OR	97030
5628	19191 N KELSEY STREET	Monroe	WA	98272
5629	3300 BROADWAY BAYSHORE MALL	Eureka	CA	95501
5632	1804 EAST ASHLAN AVENUE	Fresno	CA	93726
5633	1830 SHAW AVE	Clovis	CA	93611
5634	6855 N WILLOW AVE	Fresno	CA	93710
5635	1320 N DEMAREE ST	Visalia	CA	93291
5637	1046 MISSION AVENUE	Oceanside	CA	92054
5638	2121 IMPERIAL AVENUE	San Diego	CA	92102
5639	10912 KATELLA AVENUE	Garden Grove	CA	92840
5640	1120 S ANAHEIM BLVD	Anaheim	CA	92805
5641	1000 E IMPERIAL HWY	La Habra	CA	90631
5643	421 W ESPLANADE DR	Oxnard	CA	93036
5644	16555 VON KARMAN AVE, STE A	Irvine	CA	92606
5645	2844 N BROADWAY ST	Chicago	IL	60657
5646	2551 W CERMAK RD	Chicago (Cermak)	IL	60608
5647	570 W MONROE ST	Chicago	IL	60661
5653	25241 PERDIDO BEACH BLVD STE W	Orange Beach	AL	36561
5654	3671 W HILLSBOROUGH AVE	Tampa	FL	33614
5657	3100 CUSTER RD	Plano	TX	75075
5658	2240 S BRADLEY RD	Santa Maria	CA	93454
5659	500 S BLOSSER RD	Santa Maria	CA	93458
5661	14865 TELEGRAPH ROAD	La Mirada	CA	90638
5663	8844 LIMONITE AVENUE	Jurupa Valley	CA	92509
5664	275 WEST VENTURA BLVD	Camarillo	CA	93010
5666	2510 CANTRELL RD	Little Rock	AR	72202
5667	222 N CHICAGO AVE	South Milwaukee	WI	53172

Store	Building Address	City	State	Zip
5668	5301 S. 76TH ST	Greendale	WI	53129
5669	4140 W GREENFIELD AVE	West Milwaukee	WI	53215
5670	2171 GULF TO BAY BLVD. BUILDIN	Clearwater	FL	33765
5671	13600 SW 288TH ST	Homestead	FL	33033
5672	2662 W LUCAS RD	Lucas	TX	75002
5673	8015 WOODBRIDGE PARKWAY	Sachse	TX	75048
5675	11001 MENAUL BLVD NE	Albuquerque	NM	87112
5676	2770 W EVANS AVE	Denver	CO	80219
5678	17222 HIGHWAY 99	Lynnwood	WA	98037
5683	8455 ELK GROVE BLVD	Elk Grove	CA	95758
5684	8810 GROSSMONT BLVD	La Mesa	CA	91942
5685	2801 COCHRAN ST	Simi Valley	CA	93065
5687	71 TECHNOLOGY DR	Irvine	CA	92618
5689	3875 RANCHO VISTA BOULEVARD	Palmdale	CA	93551
5691	1445 EAST FOOTHILL BLVD	Upland	CA	91786
5692	3150 W REPUBLIC RD	Springfield	MO	65810
5693	1320 S GLENSTONE	Springfield (Bennett)	MO	65804
5695	5625 WASHINGTON AVENUE	Mt. Pleasant	WI	53406
5697	7025 W MAIN ST	Milwaukee	WI	53214
5700	2151 FRANKSTON HIGHWAY	Tyler	TX	75701
5701	14061 W. WHITESBRIDGE AVENUE	Kerman	CA	93630
5703	8580 HWY 72 W	Madison	AL	35758
5705	545 GARDEN CITY CONNECTOR	Garden City Beach	SC	29576
5706	700 BOWMAN RD	Little Rock	AR	72211
5707	11700 US HIGHWAY 380	Cross Roads	TX	76227
5709	4949 BILL GARDNER PKWY	Locust Grove	GA	30248
5710	3848 MCHENRY AVE	Modesto	CA	95356
5713	2615 NE BOB BULLOCK LOOP	Laredo	TX	78045
5722	3265 MANHATTAN BLVD	Harvey	LA	70058
5727	5810 RANCH LAKE BLVD	Bradenton	FL	34202
5728	8599 HIGH POINTE DR	Newburgh	IN	47630
5731	2533 GERMANNA HWY	Locust Grove	VA	22508
5732	2 GANNETT DR	Johnson City	NY	13790
5734	750 LYNN GARDEN DR	Kingsport	TN	37660
5735	5010 STEINER WAY	Grovetown	GA	30813
5737	3475 W BLACK FOREST DRIVE	Fayetteville	AR	72704
5738	3553 E ROBINSON AVE	Springdale	AR	72764
5740	2570 GOVERNMENT BLVD	Mobile	AL	36606
5743	5141 NC HIGHWAY 42 W	Garner	NC	27529
5745	175 HIGHWAY 274	Lake Wylie	SC	29710
5747	1876 MAIN ST W	Locust	NC	28097
5748	2150 E 1ST ST	Grimes	IA	50111

Store	Building Address	City	State	Zip
5751	1375 N DAVIS RD.	Salinas	CA	93907
5752	174 PASSAIC ST	Garfield	NJ	07026
5753	6303 RICHMOND HWY	Alexandria	VA	22306
5754	4670 CASEY BLVD	Williamsburg	VA	23188
5755	1720 E LITTLE CREEK RD	Norfolk	VA	23518
5758	3911 S JOG RD	Greenacres	FL	33467
5759	6177 S JOG RD	Lake Worth	FL	33467
5760	1601 W KENNEDY BLVD	Tampa	FL	33606
5761	45555 MICHIGAN AVE	Canton	MI	48188
5763	3590 W. SOUTH JORDAN PKWY	South Jordan	UT	84095
5764	2401 AVONDALE HASLET ROAD	Fort Worth	TX	76052
5766	170 COCHRANE PLZ	Morgan Hill	CA	95037
5767	9354 AMBLESIDE DRIVE	Fishers	IN	46038
5768	800 E SOUTHERN AVE	Tempe	AZ	85282
5772	1936 N. LECANTO HWY	Lecanto	FL	34461
5777	450 PROVIDENCE ROAD	Brooklyn	CT	06234
5779	16375 MERCHANT LN	King George	VA	22485
5781	8331 S STEWART AVE	Chicago	IL	60620
5786	1100 OLD PHILADELPHIA RD	Jasper	GA	30143
5787	4545 FAYETTEVILLE RD	Raeford	NC	28376
5791	1011 EAST CENTENNIAL DRIVE	Pittsburg	KS	66762
5795	800 COMMONS DR	Oxford	PA	19363
5797	262 CORDELE RD	Albany	GA	31705
5799	2711 S. HOUGHTON RD	Tucson	AZ	85730
5804	5835 W. 10TH ST	Indianapolis	IN	46224
5805	3571 W. ROCK CREEK ROAD	Norman	OK	73069
5806	5755 GATEWAY DRIVE	Grand Forks	ND	58203
5808	411 SOUTH BROADWAY STREET	Elsa	TX	78543
5809	2812 S. EXPRESSWAY 281	Edinburg	TX	78542
5810	7075 W WHEATLAND RD	Dallas	TX	75249
5812	97 COMMERCE DRIVE	Blue Ridge	GA	30513
5813	3851 EVANS TO LOCKS ROAD, SUIT	Martinez	GA	30907
5814	2200 HOLLY SPRINGS PARKWAY	Holly Springs	GA	30115
5815	2909 AUSTELL RD SW SUITE 100	Marietta	GA	30008
5816	1650 SAN PABLO RD S	Jacksonville	FL	32224
5817	8011 MERRILL RD	Jacksonville	FL	32277
5818	10550 OLD ST. AUGUSTINE RD	Jacksonville	FL	32257
5819	445 STATE RD 13	Fruit Cove	FL	32259
5820	2570 COUNTY ROAD 220	Middleburg	FL	32068
5823	6185 RETAIL RD	Dallas	TX	75231
5826	901 LITHIA PINECREST RD	Brandon	FL	33511
5831	13817 WALSINGHAM RD	Largo	FL	33774

Store	Building Address	City	State	Zip
5832	3009 E CAUSEWAY APPROACH	Mandeville	LA	70448
5835	34399 N CAVE CREEK RD	Cave Creek	AZ	85331
5837	5000 PAULINE WHITAKER PARKWAY	Rogers	AR	72758
5839	3615 CRATER LAKE HWY	Medford	OR	97504
5840	12912 E 86TH ST N	Owasso	OK	74055
5841	5001 N. TEN MILE RD.	Meridian	ID	83646
5842	14900 DIX TOLEDO RD	Southgate	MI	48195
5843	1030 SPERRY AVE	Patterson	CA	95363
5844	29574 7 MILE RD	Livonia	MI	48152
5845	1300 JOHN SIMS PKWY E	Niceville	FL	32578
5846	3183 W VINE ST	Kissimmee	FL	34741
5847	1950 ANDERSON HWY	Powhatan	VA	23139
5848	10075 BRUCEVILLE RD	Elk Grove	CA	95757
5851	4600 E. 10TH ST	Greenville	NC	27858
5853	3715 OCEAN BEACH HWY 2	Longview	WA	98632
5854	8400 CORAL WAY	Miami	FL	33155
5855	10550 W CENTRAL AVE	Wichita	KS	67212
5857	50 E SCHROCK RD	Westerville	OH	43081
5858	9260 S. HOUGHTON RD	Tucson	AZ	85747
5859	401 N. CENTRAL AVENUE	Wasco	CA	93280
5863	7520 E RENO AVE	Midwest City	OK	73110
5864	1511 GRANT ST	Gardnerville	NV	89410
5866	8555 PRESTON RD	Frisco	TX	75034
5867	500 BAYONNE CROSSING WAY	Bayonne	NJ	07002
5869	2470 WEST PULLMAN ROAD 2	Moscow	ID	83843
5871	5734 S. ORANGE BLOSSOM TRL	Orlando	FL	32839
5872	6712 US HIGHWAY 98 W	Santa Rosa Beach	FL	32459
5874	22015 HAWTHORNE BLVD	Torrance	CA	90503
5875	12550 S ORANGE BLOSSOM TRL	Orlando	FL	32837
5876	2102 MAIN ST	Dunedin	FL	34698
5879	11145 BRYTON TOWN CENTER DR	Huntersville	NC	28078
5880	11181 LEE HWY	Fairfax	VA	22030
5881	400 S STATE RD	Springfield	PA	19064
5882	2765 10TH AVE N	Palm Springs	FL	33461
5883	5025 E SPRAGUE AVE	Spokane Valley	WA	99212
5884	5095 ALMADEN EXPY	San Jose	CA	95118
5886	1550 LEUCADIA BLVD	Encinitas	CA	92024
5888	3400 HARTZDALE DRIVE	Camp Hill	PA	17011
5889	9410 WEBB CHAPEL RD	Dallas	TX	75220
5890	800 COMMERCE AVE	Atwater	CA	95301
5891	2200 WHEATSHEAF LN	Philadelphia	PA	19137
5893	26090 INGERSOL DR	Novi	MI	48375

Store	Building Address	City	State	Zip
5894	5511 DEEP LAKE RD	Oviedo	FL	32765
5898	6101 SARATOGA RD	Corpus Christi	TX	78412
5899	1123 HAYDEN MEADOWS DRIVE	Portland	OR	97217
5903	3864 US HIGHWAY 80 W	Phenix City	AL	36870
5911	3625 S FEDERAL HWY	Boynton Beach	FL	33435
5912	21151 S DIXIE HWY	Miami	FL	33189
5927	3390 N HIGHWAY 67	Florissant	MO	63033
5929	1201 SW 13TH AVENUE	Battle Ground	WA	98604
5930	88 E ORANGETHORPE AVE	Anaheim	CA	92801
5931	13739 N CENTRAL EXPY	Dallas	TX	75243
5932	12800 PINES BLVD	Pembroke Pines	FL	33027
5935	7600 SW DARTMOUTH ST.	Tigard	OR	97223
5936	1500 B CORNERSIDE BLVD	Vienna (Tysons)	VA	22182
5938	575 SATURN BLVD	San Diego	CA	92154
5939	12620 SE 41ST PL	Bellevue	WA	98006
5941	99 H STREET NW	Washington	DC	20001
5945	400 W 49TH ST	Hialeah	FL	33012
5947	5631 DYER ST	El Paso	TX	79904
5954	2753 E. EASTLAND CENTER DR, ST	West Covina	CA	91791
5956	3750 S MOONEY BLVD	Visalia	CA	93277
5957	5957 W. 44TH AVE	Lakeside	CO	80212
5959	111 YALE ST	Houston (Yale I-Ten)	TX	77007
5960	10301 ALAMEDA AVE	Socorro	TX	79927
5962	4716 HONDO PASS DR	El Paso	TX	79904
5963	2800 FLOWER MOUND RD	Flower Mound	TX	75022
5964	1720 E HILLSBOROUGH AVE	Tampa	FL	33610
5965	10900 S. DOTY AVENUE	Chicago	IL	60628
5968	5929 GEORGIA AVE NW	Washington	DC	20011
5969	4368 CHANTILLY SHOPPING CENTER	Chantilly	VA	20151
5976	11505 ULYSSES ST NE	Blaine	MN	55434
5977	12200 RIVER RIDGE BLVD	Burnsville	MN	55337
5979	255 LINCOLN BLVD	Lincoln	CA	95648
5980	4080 DOUGLAS BLVD	Granite Bay	CA	95746
5981	6005 MADISON AVE	Carmichael	CA	95608
5982	2700 MARCONI AVE	Sacramento	CA	95821
5987	494 W. INTERSTATE 30	Royse City	TX	75189
5988	2271 N. SEMORAN BLVD	Orlando	FL	32807
5990	2111 N AMIDON AVE	Wichita	KS	67203
5991	3137 S SENECA ST	Wichita	KS	67207
5992	20710 KEOKUK AVE	Lakeville	MN	55044
5993	17275 NW CORNELL RD	Beaverton	OR	97006
5994	19133 WILLAMETTE DR	West Linn	OR	97068

Store	Building Address	City	State	Zip
5996	1330 EAST GRAND AVENUE	Escondido	CA	92027
6078	1400 MCCREARY ROAD	Wylie	TX	75098
6098	800 EAST NOLANA AVE	Mcallen	TX	78501
6159	1600 S TEXAS BLVD	Weslaco	TX	78596
6165	1733 EAST PASS ROAD	Gulfport	MS	39507
6166	10290 D’IBERVILLE RD	Diberville	MS	39540
6167	727 W. GOLF ROAD	Des Plaines	IL	60016
6170	3139 S HARVARD AVE E	Tulsa	OK	74135
6172	2300 METROPOLITAN AVENUE	Kansas City	KS	66106
6173	21141 STATE HWY 59	Robertsdale	AL	36567
6174	10635 DORCHESTER ROAD	Summerville	SC	29485
6176	5611 W. FRIENDLY AVENUE	Greensboro	NC	27410
6177	7170 N FEDERAL BLVD	Westminster	CO	80030
6178	10400 E COLFAX AVENUE	Aurora	CO	80010
6207	14344 SPRING HILL DRIVE	Spring Hill	FL	34609
6226	1832 KEMPSVILLE ROAD	Virginia Beach	VA	23464
6243	3633 CLEMMONS ROAD	Clemmons	NC	27012
6263	5039 UNIVERSITY PKWY	Winston Salem	NC	27106
6264	180 HARVEY STREET	Winston Salem	NC	27103
6286	3404 WEST STAN SCHLUETER LOOP	Killeen	TX	76549
6323	11333 HIGHWAY 49	Gulfport	MS	39503
6370	4331 W. ANDREW JOHNSON HIGHWAY	Morristown	TN	37814
6390	5550 FALL CREEK PARKWAY N DR.	Indianapolis	IN	46226
6392	2630 SE CALIFORNIA AVENUE	Topeka	KS	66605
6394	6300 W BROWN DEER RD	Brown Deer	WI	53223
6398	1569 SAXON BOULEVARD	Deltona	FL	32725
6400	1794 22ND STREET SOUTH	St Petersburg	FL	33712
6459	960 EAST FM 2410	Harker Heights	TX	76548
6470	900 WEST MAIN STREET	Plainfield	IN	46168
6480	3460 W. CHANDLER BOULEVARD	Chandler	AZ	85226
6500	3411 S. NOLAND ROAD	Independence	MO	64055
6530	4420 FLORIN RD	Sacramento	CA	95823
6531	9301 PINE FOREST ROAD	Pensacola	FL	32534
6548	4525 GUNN HWY	Tampa	FL	33624
6574	2864 VIRGINIA BEACH BOULEVARD	Virginia Beach	VA	23452
6576	1041 EDGEFIELD RD	North Augusta	SC	29860
6577	637 ROBERT BLVD	Slidell	LA	70458
6578	6604 BLVD.26	Richland Hills	TX	76118
6583	2011 RYAN ST	Lake Charles	LA	70601
6585	335 SW MACVICAR AVENUE	Topeka	KS	66606
6586	3905 CONCORD PARKWAY S	Concord	NC	28027

Store	Building Address	City	State	Zip
6587	10840 MARTIN LUTHER KING JR BO	El Paso	TX	79934
6588	3130 PONTCHATRAIN DRIVE	Slidell	LA	70458
6589	3175 NACOGDOCHES ROAD, BLDG. #	San Antonio	TX	78217
6590	260 SAM HOUSTON JONES PARKWAY	Lake Charles	LA	70611
6786	5700 N 23RD STREET	Mcallen	TX	78504
6798	3350 E PRINCESS ANNE ROAD	Norfolk	VA	23502
6813	3590 N. ZARAGOZA ROAD	El Paso	TX	79938
6814	5175 BROOKBERRY PARK AVENUE	Winston-Salem	NC	27104
6828	1035 BEESONS FIELD DRIVE	Kernersville	NC	27284
6849	2050 PASS ROAD	Biloxi	MS	39531
6850	1006 N BRYAN ROAD	Mission	TX	78572
6851	6750 MURPHY ROAD	Sachse	TX	75048
6876	3319 HARRISBURG ROAD	Jonesboro	AR	72404
6878	14595 HWY 231-431 N	Hazel Green	AL	35750
6887	300 BYPASS 25 NE	Greenwood	SC	29646
6929	6801 W ADAMS AVENUE	Temple	TX	76502
6937	2150 TAMIAMI TRAIL	Port Charlotte	FL	33948
6942	4851 W. HOUSTON ST	Broken Arrow	OK	74012
6943	2811 CREEK DR	Jonesboro	AR	72401
6951	369 SCOTTS FORK-BONNIE ROAD	Sutton	WV	26601
6953	1800 E CENTERTON BLVD	Bentonville	AR	72712
6960	935 S. HOLLY ST	Siloam Springs	AR	72761
6962	1225 CHERRY RD	Rock Hill	SC	29730
6966	3400 VIRGINIA PARKWAY	Mckinney	TX	75071
6967	4105 S STATE ROAD 7	Lake Worth	FL	33449
6968	10327 BIG BEND ROAD	Riverview	FL	33578
6971	240 SLACK STREET	Pea Ridge	AR	72751
6975	1203 S. PINE ST	Cabot	AR	72023
6998	844 CLEVELAND AVENUE	East Point	GA	30344
7004	1300 DALLAS CHERRYVILLE RD	Dallas	NC	28034
7009	349 KINSTON HIGHWAY	Richlands	NC	28574
7043	1202 WEST 12600 SOUTH	Riverton	UT	84065
7062	2324 S NEW HOPE RD	Gastonia	NC	28054
7072	2021 INDEPENDENCE STREET	Cape Girardeau	MO	63701
7098	6645 HIGHWAY 70	Newport	NC	28570
7099	1002 LA HWY 70	Morgan City	LA	70380
7127	3001 OAK GROVE ROAD	Poplar Bluff	MO	63901
7129	201 PONY EXPRESS LANE	Ogallala	NE	69153
7137	4250 WESTERN BOULEVARD	Jacksonville	NC	28546
7146	1011 SHELBY ROAD	Kings Mountain	NC	28086
7162	420 FUN CENTER DRIVE	Hampstead	NC	28443
7168	5056 W 13400 S	Herriman	UT	84096

Store	Building Address	City	State	Zip
7174	5700 HOPKINS ROAD	North Chesterfield	VA	23234
7180	2520 CUTHBERTSON ROAD	Waxhaw	NC	28173
7205	90 W US HIGHWAY 64	Lexington	NC	27295
7206	10250 S. MAIN ST.	Archdale	NC	27263
7209	2985 E ELIZABETHTOWN RD	Lumberton	NC	28358
7217	2503 WEST 5TH STREET	Lumberton	NC	28358
7218	2915 NEUSE BLVD	New Bern	NC	28563
7220	1852 SHERWOOD WAY	San Angelo	TX	76901
7222	2830 GATEWAY DRIVE	Greenville	NC	27834
7224	350 N BLUEGROVE RD	Lancaster	TX	75146
7232	108 W. PARKERVILLE ROAD	Desoto	TX	75115
7235	3801 S. MEMORIAL DRIVE	Winterville	NC	28590
7238	11233 B NC 55 HWY	Grantsboro	NC	28529
7240	8800 LAKEVIEW PARKWAY	Rowlett	TX	75088
7241	25820 LA HWY 16	Denham Springs	LA	70726
7242	367 W MAIN ST	Farmington	AR	72730
7243	908 NC HIGHWAY 53 EAST	Burgaw	NC	28425
7245	1102 E FRANKLIN	Sylvester	GA	31791
7246	366 HWY 26 EAST	Cochran	GA	31014
7247	911 N MAIN STREET	Atmore	AL	36502
7249	500 WEST MOUNT VERNON BLVD	Mount Vernon	MO	65712
7262	11550 COURSEY BOULEVARD	Baton Rouge	LA	70816
7280	5601 HIGHWAY 157	Cullman	AL	35058
7296	2794 HICKORY BOULEVARD	Hudson	NC	28638
7304	1001 N GREEN STREET	Morganton	NC	28655
7308	2551 CLASSEN BLVD	Norman	OK	73071
7309	12312 WILL CLAYTON PARKWAY	Humble	TX	77346
7310	24919 WESTHEIMER	Katy	TX	77494
7315	483 HWY 70 SW	Hickory W	NC	28602
7317	75 SOUTH BROADVIEW	Greenbrier	AR	72058
7329	120 S ODOM STREET	St. Pauls	NC	28384
7334	4350 US 70 HWY EAST	Goldsboro	NC	27534
7337	1826 E. ARLINGTON BLVD	Greenville	NC	27858
7340	1144 TOMMYS RD	Goldsboro	NC	27534
7342	7140 WALL TRIANA HIGHWAY	Madison	AL	35757
7349	7251 ARDEN RD	Amarillo	TX	79109
7357	8208 BARKER CYPRESS RD	Cypress	TX	77433
7361	12631 BROADWAY STREET	Pearland	TX	77584
7362	2035 SE 34TH AVE	Amarillo	TX	79118
8930	15757 COIT RD	Dallas	TX	75248

Attachment E

[Multi-State Regulatory Addendum – Attached]

MULTI-STATE REGULATORY ADDENDUM

LEGAL MGI 1007 11/2015

This Multi-State Regulatory Addendum (the “Regulatory Addendum”) is hereby made a part of, and incorporated into, that certain Master Trust Agreement (the “Agreement”) by and between Trustee and MoneyGram Payment Systems, Inc. (“Company” or “MoneyGram”). This Regulatory Addendum updates and replaces any previous versions of a similar regulatory addendum executed by Trustee or otherwise made part of or incorporated into the Agreement. By performing money transfer transactions after the receipt of this Regulatory Addendum, Trustee and Company agree to be bound by its terms. In the event of any conflict between the Agreement and this Regulatory Addendum, the terms of this Regulatory Addendum shall control. Except as expressly amended, supplemented or modified by this Regulatory Addendum, the Agreement shall continue in full force and effect.

GENERAL

As required by the laws of the States and Territories in which Company is licensed to do business and as required by the Agreement, Trustee and Company expressly agree to the following:

1.	Trustee shall not authorize or appoint sub-agents or sub-delegates to sell or offer or perform money transfer services.

2.	Trustee acknowledges and agrees that it may be subject to supervision and regulation by certain state governmental authorities;

3.	Trustee hereby consents, with or without further prior notice, to examinations and/or inspections of its books, records and accounts by any authorized state governmental representative to the fullest extent allowed by law.

4.	Trustee acknowledges and agrees that state governmental authorities may suspend or revoke Trustee’s designation as an “authorized delegate”, “agent”,” authorized agent”, “authorized seller” or “authorized vendor”, or require Company to terminate Trustee’s designation as such;

5.	Trustee acknowledges and agrees that Trustee is under a duty to act only as authorized under the Agreement, and that if Trustee exceeds its authority under the Agreement the Agreement is subject to termination and Trustee may be subject to disciplinary action under applicable law;

6.	Trustee agrees to post any notice that is legally required or provided by Company or any governmental authority in the manner required by law.

By signing this Regulatory Addendum, Trustee acknowledges that it has received compliance information from Company; that it agrees to the terms set forth in this Regulatory Addendum as they apply to Trustee, regardless of the state in which it provides the Services; and that Trustee agrees to the individual regulatory requirements and additional terms set forth below of those states or territories in which Trustee operates as an authorized delegate of Company, but solely to the extent such regulatory requirements apply to an “Authorized Delegate”, “Agent”, “Authorized Agent”, “Authorized Seller”, or “Authorized Vendor”, as those terms are used in the applicable state statutes and regulations.

ALASKA REGULATORY RIDER

1.	The Authorized Delegate shall perform the Services in compliance with the Alaska Uniform Money Services Act, Alaska Statutes, Title 6, Chapter 55 (the “Act”), and any regulations adopted or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate certifies that it is familiar with, and agrees to operate in full compliance with, the Act and 3 Alaska Administrative Code Chapter 13 including the requirements of Alaska Statutes § 06.55.301(b) for remission of money, the trust and other requirements of Alaska Statutes § 06.55.301(d), and the record maintenance requirements of Alaska Stat. § 06.55.405 and 3 Alaska Administrative Code Chapter 13.

3.	The Authorized Delegate acknowledges receipt of the written policies and procedures required under Alaska Stat. § 06.55.301(a).

ARIZONA REGULATORY RIDER

ARIZONA APPENDIX: ARIZONA REVISED STATUTES, TITLE 6, BANKS AND FINANCIAL INSTITUTIONS, CHAPTER 12 - TRANSMITTERS OF MONEY

6-1201. Definitions

In this chapter, unless the context otherwise requires:

1)	“Authorized delegate” means a person designated by the licensee under section 6-1208.

2)	“Check cashing” means exchanging for compensation a check, debit card payment order, draft, money order, traveler’s check or payment instrument of a licensee for money delivered to the presenter at the time and place of the presentation.

3)	“Control” means ownership of fifteen per cent or more of a licensee or controlling person, or the power to vote fifteen per cent or more of the outstanding voting securities of a licensee or controlling person. For the purpose of determining the percentage controlled by any one person, that person’s interest shall be aggregated with the interest of any other person controlled by that person, by an officer, partner or authorized delegate of that person, or by a spouse, parent or child of that person.

4)	“Controlling person” means a person directly or indirectly in control of a licensee.

5)	“Engage in the business” means conducting activities regulated under this chapter more than ten times in any calendar year for compensation or in the expectation of compensation. For purposes of this paragraph, “compensation” means any fee, commission or other benefit.

6)	“Foreign money exchange” means exchanging for compensation money of the United States government or a foreign government to or from money of another government at a conspicuously posted exchange rate at the time and place of the presentation of the money to be exchanged.

7)	“Licensee” means a person licensed under this chapter.

8)	“Location” means a place of business at which activity regulated by this chapter occurs.

9)	“Money” means a medium of exchange that is authorized or adopted by a domestic or foreign government as a part of its currency and that is customarily used and accepted as a medium of exchange in the country of issuance.

10)	“Money accumulation business” means obtaining money from a money transmitter as part of any activity that is carried on for financial gain if the money that is obtained by all persons acting in concert in the activity, in amounts of one thousand dollars or more, totals over fifty thousand dollars in the preceding twelve-month period. Money accumulation business does not include a person who is subject to the reporting requirements under 31 United States Code section 5313. The exception that is established by 31 United States Code section 5331, subsection (c), paragraph 1 does not apply to persons who are engaged in the money accumulation business.

11)	“Money transmitter” means a person who is located or doing business in this state, including a check casher and a foreign money exchanger, and who does any of the following:

(a)	Sells or issues payment instruments.

(b)	Engages in the business of receiving money for the transmission of or transmitting money.

(c)	Engages in the business of exchanging payment instruments or money into any form of money or payment instrument.

(d)	Engages in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts.

(e)	Meets the definition of a bank, financial agency or financial institution as prescribed by 31 United States Code section 5312 or 31 Code of Federal Regulations section 1010.100.

12)	“Outstanding payment instruments” means unpaid payment instruments whose sale has been reported to a licensee.

13)	“Payment instrument” means a check, draft, money order, traveler’s check or other instrument or order for the transmission or payment of money sold to one or more persons whether or not that instrument or order is negotiable. Payment instrument does not include an instrument that is redeemable by the issuer in merchandise or service, a credit card voucher or a letter of credit.

14)	“Permissible investment” means any of the following:

a)	Money on hand or on deposit in the name of the licensee.

b)	Certificates of deposit or other debt instruments of a bank, savings and loan association or credit union.

c)	Bills of exchange or time drafts that are drawn on and accepted by a bank, otherwise known as banker’s acceptances, and that are eligible for purchase by member banks of the federal reserve system.

d)	Commercial paper bearing a rating of one of the three highest grades as defined by a nationally recognized organization that rates these securities.

e)	Securities, obligations or other instruments whose payment is guaranteed by the general taxing authority of the issuer, of the United States or of any state or by any other governmental entity or any political subdivision or instrumentality of a governmental entity and that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating state and municipal issues for at least five years.

f)	Stocks, bonds or other obligations of a corporation organized in any state of the United States, the District of Columbia, the Commonwealth of Puerto Rico or the several territories organized by Congress that bear a rating of one of the three highest grades by a nationally recognized investment service organization that has been engaged regularly in rating corporate securities for at least five years.

g)	Any receivable that is due to a licensee from its authorized delegate pursuant to a contract between the licensee and authorized delegate as prescribed in section 6-1208 if the amount of investment in those receivables does not exceed ninety per cent of the total amount of those receivables after subtracting the amount of those receivables that are past due or doubtful of collection.

15)	“Responsible individual” means a person who is employed by a licensee and who has principal active management authority over the business of the licensee in this state that is regulated under this chapter.

16)	“Trade or business” has the same meaning prescribed in section 162 of the internal revenue code of 1954 and includes the money accumulation business.

17)	“Transmitting money” means the transmission of money by any means including transmissions within this country or to or from locations abroad by payment instrument, wire, facsimile internet or any other electronic transfer, courier or otherwise.

18)	“Traveler’s check” means an instrument identified as a traveler’s check on its face or commonly recognized as a traveler’s check and issued in a money multiple of United States or foreign currency with a provision for a specimen signature of the purchaser to be completed at the time of purchase and a countersignature of the purchaser to be completed at the time of negotiation.

6-1202. License required

A.	A person shall not sell or issue payment instruments, engage in the business of receiving money for transmission or transmitting money, engage in the business of exchanging payment instruments or money into any form of money or payment instrument or engage in the business of receiving money for obligors for the purpose of paying that obligor’s bills, invoices or accounts without first obtaining a license as provided in this chapter or becoming an authorized delegate of a licensee with respect to those activities. A licensee is under the jurisdiction of the department. A person who is not licensed under this chapter or who is not an authorized delegate of a licensee with respect to those activities is presumed to be engaged in a business that is regulated by this chapter and that requires a license if he advertises, solicits or holds himself out as being in the business of selling or issuing payment instruments, of receiving money for transmission or transmitting money or of converting one form of money to another form of money.

B.	No person other than a corporation organized and in good standing under the laws of the state of its incorporation or, if a corporation organized under the laws of a country other than the United States and in good standing under the laws of the country of its incorporation and authorized to do business in this state, may apply for or be issued a license as provided in this chapter.

C.	A person engages in business activity regulated by this chapter in this state if any of the following applies:

1. Conduct constituting any element of the regulated activity occurs in this state.

2. Conduct occurs outside this state and constitutes an attempt, offer or conspiracy to engage in the activity within this state and an act in furtherance of the attempt, offer or conspiracy occurs within this state.

3. As part of a business activity described by this section a person knowingly transmits money into this state or makes payments in this state without disclosing the identity of each person on whose behalf money was transmitted or payment was made.

6-1203. Exemptions

A.	This chapter does not apply to:

1.	The United States or any department or agency of the United States.

2.	This state, including any political subdivision of this state.

B.	This chapter does not apply to the following if engaged in the regular course of their respective businesses, except that the provisions of article 2 of this chapter apply to:

1.	A bank, financial institution holding company, credit union, savings and loan association or savings bank, whether organized under the laws of any state or the United States when the term “money transmitter” is used.

2.	A person who engages in check cashing or foreign money exchange and engages in other activity regulated under this chapter only as an authorized delegate of a licensee acting within the scope of the contract between the authorized delegate and the licensee.

3.	A person licensed pursuant to chapter 5, 6, 7 or 8 of this title, chapter 9, article 2 of this title, chapter 12.1 of this title or title 32, chapter 9.

6-1204. Application for license; fees

A.	Each application for a license shall be made in writing, under oath and in the form prescribed by the superintendent. The application shall contain at least the following:

1. Copies of the articles of incorporation for the applicant, a listing of all trade names or fictitious names used by the applicant and other information concerning the corporate status of the applicant.

2. The address of the applicant’s principal place of business, the address of each location where the applicant intends to transact business in this state, including any branch offices, and the name and address of each location of any authorized delegates.

3. For each executive officer and director of the applicant and for each executive officer and director of any controlling person, unless the controlling person is a publicly traded company on a recognized national exchange and has assets in excess of four hundred million dollars, a statement of personal history in the form prescribed by the superintendent.

4. An identification statement for each branch manager and responsible individual including all of the following:

(a) Name and any aliases or previous names used.

(b) Date and place of birth.

(c) Alien registration information, if applicable.

(d) Employment history and residence addresses for the preceding fifteen years.

(e) Social security number.

(f) Criminal convictions, excluding traffic offenses.

5. The name and address of each authorized delegate.

6. The identity of any account in any financial institution through which the applicant intends to conduct any business regulated under this chapter.

7. A financial statement audited by a licensed independent certified public accountant.

B.	Each application shall be accompanied by the nonrefundable application fee and an annual fee as prescribed in section 6-126.

6-1205. Bond required; conditions; notice; cancellation; substitution

A.	Each application for a license shall be accompanied by and each licensee shall maintain at all times a bond executed by the licensee as principal and a surety company authorized to do business in this state as surety. The bond shall be in the amount of twenty-five thousand dollars for a licensee with five or fewer authorized delegates and locations, one hundred thousand dollars for a licensee with more than five but fewer than twenty-one authorized delegates and locations and an additional five thousand dollars for each authorized delegate and location in excess of twenty but fewer than two hundred one authorized delegates and locations, to a maximum of two hundred fifty thousand dollars and an additional five thousand dollars for each authorized delegate and location in excess of two hundred authorized delegates and locations, to a maximum of five hundred thousand dollars.

B.	The bond shall be conditioned on the faithful compliance of the licensee, including its directors, officers, authorized delegates and employees, with this chapter. The bond shall be payable to any person injured by the wrongful act, default, fraud or misrepresentation of the licensee, his authorized delegates or his employees or to the state for the benefit of the person injured. Only one bond is required for any licensee irrespective of the number of officers, directors, locations, employees or authorized delegates of that licensee.

C.	The bond shall remain in effect until cancelled by the surety, which cancellation may be had only after thirty days’ written notice to the superintendent. That cancellation does not affect any liability incurred or accrued during the thirty day period.

D.	In lieu of the bond prescribed in this section, an applicant for a license or a licensee may deposit with the superintendent cash or alternatives to cash acceptable to the superintendent in the amount of the required bond. Notwithstanding section 35-155, subsection E, the principal amount of the deposit shall be released only on written authorization of the superintendent or on the order of a court of competent jurisdiction. The principal amount of the deposit shall not be released to the licensee before the expiration of five years from the first occurrence of any of the following:

1. The date of substitution of a bond for a cash alternative unless the superintendent determines in his discretion that the bond constitutes adequate security for all past, present or future obligations of the licensee. After that determination, the cash alternative may be immediately released.

2. The surrender of the license.

3. The revocation of the license.

4. The expiration of the license.

E.	Notwithstanding subsections A through D of this section, if the required amount of the bond is reduced, whether by change in the number of authorized delegates or locations or by legislative action, a cash deposit in lieu of that bond shall not be correspondingly reduced but shall be maintained at the higher amount until the expiration of three years from the effective date of the reduction in the required amount of that bond unless the superintendent in his discretion determines otherwise.

6-1205.01. Net worth requirements

A.	Each applicant for a license shall have and each licensee shall maintain at all times a net worth of at least one hundred thousand dollars, calculated according to generally accepted accounting principles.

B.	Any licensee who is engaged in the business regulated under this chapter at more than one location pursuant to section 6-1207 or through authorized delegates pursuant to section 6-1208 shall have an additional net worth of fifty thousand dollars for each location or authorized delegate located in this state, as applicable, to a maximum of five hundred thousand dollars.

C.	A licensee whose business conducts a total of more than five hundred thousand dollars in transactions that involve transmitting money in an amount of one thousand dollars or more during the preceding year shall maintain net worth in addition to the amounts required by subsections A and B of this section. The additional net worth shall be not less than ten per cent of the total of such transactions conducted in this state, calculated according to generally accepted accounting principles to a maximum of five hundred thousand dollars.

6-1206. Issuance of license; renewal

A.	On the filing of a complete application, the superintendent shall investigate the financial condition and responsibility, financial and business experience, character and general fitness of the applicant. In his discretion, the superintendent may conduct an on-site investigation of the applicant, the reasonable cost of which shall be borne by the applicant. The superintendent shall issue a license to an applicant if the superintendent finds that all of the following conditions are met:

1. The applicant has complied with sections 6-1204, 6-1205 and 6-1205.01.

2. The competence, experience and integrity of the officers, directors and controlling persons and any proposed management personnel indicate that it would be in the interest of the public to permit such person to participate in the affairs of a licensee.

3. The applicant has paid the required license fee.

B.	The superintendent shall approve or deny every application for an original license within one hundred twenty days after the date an application is complete, which period may be extended by the written consent of the applicant. The superintendent shall notify the applicant of the date on which the application is determined to be complete. In the absence of approval or denial of the application or consent to the extension of the one hundred twenty day period, the application is deemed approved and the superintendent shall issue the license effective as of the first business day after that one hundred twenty day period or any extended period.

C.	A licensee shall pay a renewal fee as prescribed in section 6-126 on or before November 1 of each year. The renewal fee shall be accompanied by a renewal application in the form prescribed by the superintendent. A license for which no renewal fee and application have been received by November 1 shall be suspended. A licensee may renew a suspended license no later than December 1 of the year of expiration by paying the renewal fee plus one hundred dollars for each day the renewal fee and application were not received by the superintendent. A license expires on December 1 of each year, unless earlier renewed, surrendered or revoked. A license shall not be granted to the holder of an expired license or to an incorporator, director or officer of the holder of an expired license except on compliance with the requirements provided in this article for an original license.

6-1207. Principal and branch offices; notices

A.	A licensee shall designate and maintain a principal place of business for the transaction of business regulated by this chapter. If a licensee maintains one or more places of business in this state, the licensee shall designate a place of business in this state as its principal place of business for purposes of this section. The license shall specify the address of the principal place of business and shall designate a responsible individual for its principal place of business.

B.	If a licensee maintains one or more locations in this state in addition to a principal place of business, and those locations are to be under the control of the licensee and not under the control of authorized delegates as prescribed in section 6-1208, the licensee shall obtain a branch office license from the superintendent for each additional location by filing an application as required by the superintendent at the time the licensee files its license application. If branch offices are added by the licensee, the licensee shall file with the superintendent an application for a branch office license with the licensee’s next quarterly fiscal report prescribed by section 6-1211. The superintendent shall issue a branch office license if the superintendent determines that the licensee has complied with the provisions of this subsection. The license shall indicate on its face the address of the branch office and shall designate a manager for each branch office to oversee that office. The superintendent may disapprove the designated manager then or at any later time if the superintendent finds that the competence, experience and integrity of the branch manager warrants disapproval. A person may be designated as the manager for more than one branch. The licensee shall submit a fee as prescribed in section 6-126 for each branch office license.

C.	A licensee shall prominently display the money transmitter license in its principal place of business and the branch office license in each branch office. Each authorized delegate shall prominently display at each location a notice in a form prescribed by the superintendent that indicates that the authorized delegate is an authorized delegate of a licensee under this chapter.

D.	If the address of the principal place of business or any branch office is changed, the licensee shall immediately notify the superintendent of the change. The superintendent shall endorse the change of address on the license for a fee as prescribed in section 6-126.

6-1208. Authorized delegates of licensee; reports

A.	A licensee may conduct the business regulated under this chapter at one or more locations in this state through authorized delegates designated by the licensee.

B.	Each contract between a licensee and an authorized delegate shall require the authorized delegate to operate in full compliance with the law and shall contain as an appendix a current copy of this chapter. The licensee shall provide each authorized delegate with operating policies and procedures sufficient to permit compliance by the delegate with the provisions of title 13, chapter 23 and this chapter and rules adopted pursuant to this chapter. The licensee shall promptly update the policies and procedures to permit compliance with those laws and rules.

C.	An authorized delegate is not liable for any obligation imposed on its licensee by this chapter with respect to the business for which it is a delegate. On suspension or revocation of a license or the failure of a licensee to renew its license, the superintendent shall notify all delegates of the licensee who are on record with the department of the department’s action. On receipt of this notice, an authorized delegate shall immediately cease to operate as a delegate of that licensee.

6-1209. Cease and desist orders; examinations

A.	In addition to his authority under section 6-137, the superintendent may issue an order to cease and desist against a licensee, requiring the licensee to cease conducting its business through an authorized delegate and to take appropriate affirmative action, pursuant to section 6-137, if the superintendent finds that:

1. The authorized delegate has violated, is violating or is about to violate any applicable law or rule or order of the superintendent.

2. The authorized delegate has failed to cooperate with an examination or investigation by the superintendent or the attorney general authorized by this title.

3. The competence, experience, integrity or overall moral character of the authorized delegate or any controlling person of the authorized delegate indicates that it would not be in the interest of the public to permit that person to participate in the business regulated under this chapter.

4. The financial condition of the authorized delegate is such that it might prejudice the interests of the public in the conduct of the business regulated under this chapter.

5. The authorized delegate has engaged, is engaging or is about to engage in any unsafe or unsound act, practice or transaction or an act, practice or transaction that constitutes a violation of this title or of any rule or order of the superintendent.

B.	Any business for which a license is required by this chapter conducted by an authorized delegate outside the scope of authority conferred in the contract between the authorized delegate and the licensee is unlicensed activity. An authorized delegate of a licensee holds in trust for the benefit of the licensee all monies received from the sale or delivery of the licensee’s payment instruments or monies received for transmission. If an authorized delegate commingles any such monies with any monies or other property owned or controlled by the authorized delegate, a trust against all commingled proceeds and other monies or property owned or controlled by the authorized delegate is imposed in favor of the licensee in an amount equal to the amount of the proceeds due the licensee.

C.	An authorized delegate is subject to examination by the superintendent at the discretion of the superintendent. The licensee is responsible for the payment of an assessment for the examination of its authorized delegates to the extent that the examination relates to the activities conducted by the authorized delegate on behalf of the licensee. That assessment shall be made at the rate set by the superintendent for examination of an enterprise pursuant to section 6-125, subsection B, and payment of that assessment shall be made as prescribed by section 6-125.

6-1210. Suspension or revocation of licenses

The superintendent may suspend or revoke a license if the superintendent finds any of the following:

1.	The licensee has made a material misstatement or suppressed or withheld information on an application for a license or any document required to be filed with the superintendent.

2.	A fact or condition exists that, if it had existed or had been known at the time the licensee applied for its license, would have been grounds for denying the application.

3.	The licensee is insolvent as defined in section 47-1201.

4.	The licensee has violated any provision of title 13, chapter 23, this chapter or rules adopted pursuant to this chapter or any order of the superintendent.

5.	An authorized delegate of the licensee has violated any provision of title 13, chapter 23, this chapter or rules adopted thereunder or any order of the superintendent as a result of a course of negligent failure to supervise or as a result of the willful misconduct of the licensee.

6.	The licensee refuses to permit the superintendent or the attorney general to make any examination authorized by this title.

7.	The licensee knowingly fails to make any report required by this chapter.

8.	The licensee fails to pay a judgment entered in favor of a claimant, plaintiff or creditor in an action arising out of the licensee’s business regulated under this article within thirty days after the judgment becomes final or within thirty days after expiration or termination of a stay of execution or other stay of proceedings, whichever is later. If execution on the judgment is stayed by court order, operation of law or otherwise, proceedings to suspend or revoke the license for failure of the licensee to comply with that judgment may not be commenced by the superintendent under this subsection until thirty days after that stay.

9.	The licensee has been convicted in any state of a felony or of any crime involving a breach of trust or dishonesty.

6-1211. Reports

Each licensee shall file with the superintendent within forty-five days after the end of each fiscal quarter a consolidated financial statement including a balance sheet, income and expense statements and a list of all authorized delegates, branch managers, responsible individuals and locations within this state that have been added or terminated by the licensee within the fiscal quarter. Information regarding branch managers and responsible individuals shall include the information prescribed in section 6-1204, subsection A, paragraph 4. For locations and authorized delegates, the licensee shall include the name and street address of each location and authorized delegate.

6-1212. Permissible investments

A.	Every licensee shall maintain at all times permissible investments that comply with either of the following:

1. A market value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments.

2. A net carrying value computed in accordance with generally accepted accounting principles of not less than the aggregate amount of all of its outstanding payment instruments, provided the market value of these permissible investments is at least ninety-five per cent of the net carrying value.

B.	Notwithstanding any other provision of this chapter, the superintendent, with respect to any particular licensee or all licensees, may limit the extent to which any class of permissible investments as defined in section 6-1201 may be considered a permissible investment, except for money and certificates of deposit. The superintendent may by rule prescribe or by order allow other types of investments which the superintendent determines to have substantially equivalent safety as other permissible investments to be considered a permissible investment under this chapter.

6-1213. Records

A.	Each licensee shall keep and use in its business books, accounts and records in accordance with generally accepted accounting principles that will enable the superintendent to determine whether that licensee is complying with the provisions of this chapter. Each licensee and authorized delegate shall preserve its records for at least five years after making the final entry on any transaction. Each authorized delegate shall keep records as required by the superintendent.

B.	For each authorized delegate, the licensee shall maintain records that demonstrate that the licensee conducted a reasonable background investigation of each authorized delegate. A licensee shall preserve those records for at least five years after the authorized delegate’s most recent designation by the licensee. For an authorized delegate designated after November 1, 1991, the records shall be available at all times, and for an authorized delegate designated on or before November 1, 1991, the records shall be available at all times after November 1, 1992.

C.	The records of the licensee regarding the business regulated under this chapter shall be maintained at its principal place of business or, with notice to the superintendent, at another location designated by the licensee. If the records are maintained outside this state, the superintendent may require that the licensee make those records available to the superintendent at his office not more than five business days after demand. The superintendent may further require that those records be accompanied by an individual who is available to answer questions regarding those records and the business regulated under this chapter. The superintendent may require the appearance of a specific individual or may request the licensee to designate an individual knowledgeable with regard to the records and the business. The individual appearing with the records shall be available to the superintendent for up to three business days.

D.	On-site examinations of records prescribed by this chapter may be conducted in conjunction with representatives of other state agencies or agencies of another state or of the federal government as determined by the superintendent. In lieu of an on-site examination, the superintendent may accept the examination report of an agency of this state or of another state or of the federal government or a report prepared by an independent licensed certified public accountant. Joint examination or acceptance of an examination report shall not be deemed a waiver of examination assessments provided by law, and joint reports and reports accepted under this subsection are considered an official report of the department for all purposes. Information obtained by examinations prescribed by this article shall be disclosed only as provided in section 6-129.

6-1214. Liability of licensees

Each licensee is liable for the payment of all moneys covered by payment instruments that it sells or issues in any form in this state whether directly or through an authorized delegate and whether as a maker or drawer or as money received for obligors or for transmission by any means whether or not that instrument is a negotiable instrument under the laws of this state.

6-1215. Notice of source of instrument; transaction records

A.	Every payment instrument sold by a licensee directly or through an authorized delegate shall bear the name of the licensee and a unique consecutive number clearly stamped or imprinted on it.

B.	For every transaction involving the receipt of money from a customer, the licensee or authorized delegate who receives the money shall maintain written records of the transaction. The records may be reduced to computer or other electronic medium. The records collectively shall contain the name of the licensee, the street address of the location where the money was received, the name and street address of the customer if reported to the licensee or authorized delegate, the approximate date of the transaction, the name or other information from which, together with other contemporaneous records, the superintendent can determine the identity of those employees of the licensee or authorized delegate who may have conducted the transaction and the amount of the transaction. The information required by this section shall be available through the licensee or authorized delegate who received the money for at least five years from the date of the transaction.

6-1216. Acquisition of control

A.	A person shall not directly or indirectly acquire control of a licensee or controlling person without the prior written approval of the superintendent, except as otherwise provided by this section.

B.	An application for approval to acquire control of a licensee shall be in writing in a form prescribed by the superintendent and shall be accompanied by information as the superintendent may require. The application shall be accompanied by the fee prescribed in section 6-126. The superintendent shall act on the application within one hundred twenty days after the date on which the application is complete, unless the applicant consents in writing to an extended period. An application that is not denied or approved within that period shall be deemed approved as of the first business day after the expiration of that period.

C.	The superintendent shall deny the application to acquire control of a licensee if he finds that the acquisition of control is contrary to law or determines that disapproval is reasonably necessary to protect the interest of the public. In making that determination, the superintendent shall consider both of the following:

1. Whether the financial condition of the person that seeks to control the licensee might jeopardize the financial condition of the licensee or prejudice the interests of the public in the conduct of the business regulated under this chapter.

2. Whether the competence, experience, integrity and overall moral character of the person that seeks to control the licensee, or the officers, directors and controlling persons of the person that seeks to control the licensee, indicate that it would not be in the interest of the public to permit that person to control the licensee.

D.	Nothing in this section prohibits a person from negotiating or entering into agreements subject to the condition that the acquisition of control will not be effective until approval of the superintendent is obtained.

E.	This section does not apply to any of the following persons or transactions:

1. A registered dealer who acts as an underwriter or member of a selling group in a public offering of the voting securities of a licensee or controlling person of a licensee.

2. A person who acts as proxy for the sole purpose of voting at a designated meeting of the security holders of a licensee or controlling person of a licensee.

3. A person who acquires control of a licensee or controlling person of a licensee by devise or descent.

4. A person who acquires control of a licensee or controlling person as a personal representative, custodian, guardian, conservator, trustee or any other officer appointed by a court of competent jurisdiction or by operation of law.

5. A pledgee of a voting security of a licensee or controlling person who does not have the right, as pledgee, to vote that security.

6. A person or transaction that the superintendent by rule or order exempts in the public interest.

F.	Before filing an application for approval to acquire control, a person may request in writing a determination from the superintendent as to whether that person will be deemed in control on consummation of a proposed transaction. If the superintendent determines in response to that request that the person will not be in control within the meaning of this chapter, the superintendent shall enter an order to that effect and the proposed transaction is not subject to the requirements of this section.

6-1217. Appointment of superintendent as agent for service of process; forwarding of process; consent to jurisdiction

A.	A licensee, an authorized delegate or a person who knowingly engages in business activities that are regulated under this chapter with or without filing an application is deemed to have done both of the following:

1. Consented to the jurisdiction of the courts of this state for all actions arising under this chapter.

2. Appointed the superintendent as his lawful agent for the purpose of accepting service of process in any action, suit or proceeding that may arise under this chapter.

B.	Within three business days after service of process upon the superintendent, the superintendent shall transmit by certified mail copies of all lawful process accepted by the superintendent as an agent to that person at its last known address. Service of process shall be considered complete three business days after the superintendent deposits the copies of the documents in the United States mail.

6-1218. Prohibited transactions

A person shall not engage in conduct requiring a license under this chapter as an authorized delegate of a principal if that principal is not licensed under this chapter. A person who does so shall be deemed to be the principal seller, issuer or actor, and not merely an authorized delegate, and is liable to the holder, remitter or customer as the principal.

6-1241. Reports to the attorney general; investigation; violation; classification

A.	Within thirty days after any transaction or series or pattern of transactions that is conducted or attempted by, at or through the business and that involves or aggregates five thousand dollars or more in funds or other assets, each licensee and authorized delegate of a licensee and each money transmitter shall file with the attorney general’s office in a form prescribed by the attorney general a report of the transaction or series or pattern of transactions if the licensee, authorized delegate or money transmitter knows, suspects or has reason to suspect that the activity either:

1. Involves funds that are derived from illegal activities, is intended or conducted in order to hide or disguise funds or other assets that are derived from illegal activities, including, without limitation, the ownership, nature, source, location or control of the funds or other assets, as part of a plan to violate or evade any law or regulation or to avoid any transaction reporting requirement under this chapter or may constitute a possible money laundering violation under section 13-2317 or another racketeering violation as defined in section 13-2301.

2. Has no business or apparent lawful purpose or is not the sort of activity in which the particular customer would normally be expected to engage and the licensee, authorized delegate or money transmitter knows of no reasonable explanation for the activity after examining the available facts, including the background and possible purpose of the activity.

B.	A licensee, authorized delegate or money transmitter that is required to file a report regarding business conducted in this state pursuant to the currency and foreign transactions reporting act (31 United States Code sections 5311 through 5326, including any special measures that are established under 31 United States Code section 5318A, and 31 Code of Federal Regulations CHAPTER X or 12 Code of Federal Regulations section 21.11) shall file a duplicate of that report with the attorney general.

C.	All persons who are engaged in a trade or business and who receive more than ten thousand dollars in money in one transaction or who receive more than ten thousand dollars in money through two or more related transactions shall complete and file with the attorney general the information required by 31 United States Code section 5331 and the federal regulations relating to this section concerning reports relating to cash received in trade or business.

D.	A licensee, authorized delegate or money transmitter that is regulated under the currency and foreign transactions reporting act (31 United States Code section 5325 and 31 Code of Federal Regulations CHAPTER X) and that is required to make available prescribed records to the secretary of the United States department of treasury on request at any time shall follow the same prescribed procedures and create and maintain the same prescribed records relating to each transaction.

E.	In addition to the requirements under subsection D of this section and in connection with each transaction that involves transmitting money in an amount of one thousand dollars or more, whether sending or receiving, a licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall retain a record of each of the following:

1. The name and social security or taxpayer identification number, if any, of the individual presenting the transaction and the person and the entity on whose behalf the transaction is to be effected.

2. The type and number of the customer’s verified photographic identification, as described in 31 Code of Federal Regulations section 1010.312.

3. The customer’s current occupation.

4. The customer’s current residential address.

5. The customer’s signature.

F.	Subsection E of this section does not apply to transactions by which the licensee’s customer is making a bill payment either to a commercial creditor pursuant to a contract between the licensee and the commercial creditor or to a utility company.

G.	Each licensee shall create records that reflect the provision of updated operating policies and procedures pursuant to section 6-1208, subsection B and of instruction that promotes compliance with this chapter, title 13, chapter 23 and 31 United States Code section 5318, including the identification of the provider and the material and instruction that were provided.

H.	On request of the attorney general, a county attorney or the superintendent, a licensee, authorized delegate or money transmitter shall make any records that are created pursuant to this section available to the attorney general, a county attorney or the superintendent at any time.

I.	A licensee or, for transactions conducted through an authorized delegate, an authorized delegate shall maintain any customer identification records that are created pursuant to subsection E of this section for three years. After three years, the licensee or, for transactions conducted through an authorized delegate, the authorized delegate shall deliver the customer identification records to the attorney general. The attorney general shall make the records available on request to the superintendent or a county attorney but shall not otherwise distribute the customer identification records without a court order. The customer identification records shall not be used for any purpose other than for criminal and civil prosecution and the prevention and detection of fraud and other criminal conduct.

J.	If the superintendent or the attorney general finds that reasonable grounds exist for requiring additional record keeping and reporting in order to carry out the purposes of this chapter and to prevent the evasion of this chapter, the superintendent or the attorney general may:

1. Issue an order requiring any group of licensees, authorized delegates or money transmitters in a geographic area to do any of the following:

(a) Obtain information regarding transactions that involve total dollar amounts or denominations of five hundred dollars or more, including the names of any persons participating in those transactions and any persons or entities on whose behalf they are to be effected.

(b) Maintain records of that information for at least five years and make those records available to the attorney general and the superintendent.

(c) File a report with the attorney general and the superintendent regarding any transaction in the manner prescribed in the order.

2. Issue an order exempting any group of licensees or authorized delegates from the requirements of subsection E of this section based on the geographic area, the volume of business conducted, the record of compliance with the reporting requirements of this chapter and other objective criteria.

K.	An order issued pursuant to subsection J of this section is not effective for more than one hundred eighty days unless renewed after finding that reasonable grounds exist for continuation of the order.

L.	The timely filing of a report required by this section with the appropriate federal agency shall be deemed compliance with the reporting requirements of this section, unless the attorney general has notified the superintendent that reports of that type are not regularly and comprehensively transmitted by that federal agency to the attorney general.

M.	This chapter does not preclude a licensee, authorized delegate, money transmitter, financial institution or person engaged in a trade or business from instituting contact with and disclosing customer financial records to appropriate state or local law enforcement agencies if the licensee, authorized delegate, money transmitter, financial institution or person has information that may be relevant to a possible violation of any criminal statute or to the evasion or attempted evasion of any reporting requirement of this chapter.

N.	A licensee, authorized delegate, money transmitter, financial institution, person engaged in a trade or business or director, officer, employee, agent or authorized delegate of any of them that keeps or files a record as prescribed by this section, that communicates or discloses information or records under subsection M of this section or that requires another to make any such disclosure is not liable to any person under any law or rule of this state or any political subdivision of this state or under any contract or other legally enforceable agreement, including any arbitration agreement, for the disclosure or for the failure to provide notice of the disclosure to the person who is the subject of the disclosure or to any other person who is identified in the disclosure. This subsection shall be construed to be consistent with 31 United States Code section 5318(g)(3).

O.	The attorney general may report any possible violations indicated by analysis of the reports required by this chapter to any appropriate law enforcement agency for use in the proper discharge of its official duties. If an officer or employee of this state or any political subdivision of this state receives a report pursuant to 31 United States Code section 5318(g), the report shall be disclosed only as provided in 31 United States Code section 5318(g). A person who releases information received pursuant to this subsection except in the proper discharge of official duties is guilty of a class 2 misdemeanor.

P.	The requirements of this section shall be construed to be consistent with the requirements of the currency and foreign transactions reporting act (31 United States Code sections 5311 through 5326 and federal regulations prescribed under those sections) unless the context otherwise requires.

Q.	A person who refuses to permit any lawful investigation by the superintendent, a county attorney or the attorney general or who refuses to make records available to the superintendent, a county attorney or the attorney general pursuant to subsection H of this section is guilty of a class 6 felony.

6-1242. Investigations

A.	The attorney general may conduct investigations within or outside this state to determine if a licensee, authorized delegate, money transmitter, financial institution or person engaged in a trade or business has failed to file a report required by this article or has engaged or is engaging in an act, practice or transaction that constitutes a money laundering violation as provided in section 13-2317.

On request of the attorney general, all licensees, authorized delegates, money transmitters and financial institutions shall make their books and records available to the attorney general during normal business hours for inspection and examination in connection with an investigation pursuant to this section.

CALIFORNIA REGULATORY RIDER

1.	The Agreement may contain a provision designating governing law as a state other than the State of California. Notwithstanding the terms of the Agreement, the provisions of the California Money Transmission Act shall apply to the Agreement for Agents or Agent locations in the State of California and in the event of a conflict of laws, the provisions of the California Money Transmission Act shall prevail.

2.	MoneyGram appoints the Agent as its agent with authority to sell on behalf of MoneyGram payment instruments issued by MoneyGram or to conduct money transmission on behalf of MoneyGram. The Authorized Delegate shall perform the services in compliance with the Money Transmission Act, California Financial Code, Division 1.2 (the “Act”) and any regulations adopted or orders issued thereunder, as amended from time to time.

3.	The Agent shall make and keep accounts, correspondence, memorandums, papers, books, and other records as the Department of Business Oversight by regulation or order requires and preserves the records for the time specified by the regulation or order.

4.	The Agent acknowledges and agrees that:

(a)	all money or monetary value, less fees due agents provided for and expressly set forth in the written agreement, received by the Agent for money transmission on behalf of MoneyGram shall be trust funds owned by and belonging to MoneyGram the time when the money or an equivalent amount are remitted by the agent to the MoneyGram in accordance with Section 2060 of Chapter 4 of the California Financial Code.

(b)	all money must be remitted in accordance with the provisions of Cal. Fin. Code § 2000 et seq.

(c)	it agrees to be bound by any other provisions that the Commissioner may by regulation or order find to be necessary to carry out the provisions and purposes of this chapter.

5.	Agent agrees to update and amend its agreements with MoneyGram to accommodate any other provisions that the Commissioner may by regulation find to be necessary to carry out the provisions and purposes of the Act.

FLORIDA REGULATORY RIDER

1.	The Authorized Vendor shall report to MoneyGram, immediately upon discovery, the theft or loss of currency received for a transmission or payment instrument.

2.	The Authorized Vendor shall hold in trust all currency or payment instruments received for transmissions or for the purchase of payment instruments from the time of receipt by MoneyGram or the Authorized Vendor until the time the transmission obligation is completed.

3.	The Authorized Vendor shall not commingle the money received for transmissions accepted or payment instruments sold on behalf of MoneyGram with the money or property of the Authorized Vendor, except for making change in the ordinary course of the Authorized Vendor’s business, and ensure that the money is accounted for at the end of the business day.

HAWAII REGULATORY RIDER

The Authorized Delegate certifies that it is in compliance with the recordkeeping and reporting requirements under Title 31 United States Code Section 5311 et seq., 31 Code of Federal Regulations Part 1022, Section 1022.210, and other federal and state laws pertaining to money laundering.

ILLINOIS REGULATORY RIDER

1.	The Authorized Seller shall operate in full compliance with the laws of the State of Illinois and of the United States, including without limitation the Illinois Transmitters of Money Act (the “Act”), Illinois Compiled Statutes, Sections 657/1 – 657/105, and any rules and regulations issued thereunder, as amended from time to time.

2.	The Authorized Seller acknowledges and agrees that it holds in trust for MoneyGram from the moment of receipt the proceeds of any business transacted under the Act in an amount equal to the amount of proceeds due MoneyGram less the amount due the Authorized Seller. The funds shall remain the property of MoneyGram whether or not commingled by the Authorized Seller with its own funds. In the event MoneyGram’s license is revoked by the Director of Financial Institutions (the “Director”), all proceeds then held in trust by the Authorized Seller shall be deemed to have been assigned to the Director.

3.	The Authorized Seller shall upon discovery immediately report to MoneyGram the theft or loss of any payment instrument from MoneyGram or Authorized Seller in Illinois having a value in excess of $100 or an aggregate value of $1,000 in any 3 month period.

IOWA REGULATORY RIDER

1.	The Authorized Delegate agrees to operate in full compliance with the Iowa Money Services Act, Iowa Code Chapter 533C (the “Act”), and any regulations and orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate acknowledges and agrees that it shall not provide Money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the authorized delegate is authorized to engage under Article 2 or 3 of the Iowa Uniform Money Services Act, Iowa Code Chapter 533C.

3.	The Authorized Delegate acknowledges and agrees that it holds in trust for the benefit of MoneyGram all money net of fees received from money transmission.

MICHIGAN REGULATORY RIDER

➢	Authority to Conduct Examinations or Investigations (M.C.L.A. § 487.1021)

The Michigan Commissioner of the Office of Financial and Insurance Services (“Commissioner”) may examine your Agent location at any time, without any notice. This examination may be conducted with representatives of other departments or agencies of Michigan, agencies of another state, or the federal government.

➢	Filing of Changed Information (M.C.L.A. § 487.1023)

You shall immediately contact MoneyGram if you or one of your employees is charged with or convicted of a felony.

➢	Maintenance of Records (M.C.L.A. § 487.1025)

MoneyGram or any person subject to the Michigan Money Transmission Services Act shall maintain a copy of the following records for at least three years:

(a)	A record of each payment instrument from the date it was created;

(b)	A general ledger posted at least monthly containing all asset, liability, capital, income and expense accounts;

(c)	Bank statements and bank reconciliation records;

(d)	Records of outstanding payment instruments;

(e)	Records of each payment instrument paid within the 3 year period;

(f)	A list of the last known name and addresses of all of the MoneyGram’s Authorized Delegates.

(g)	Any other records the commissioner reasonably requires.

The records described above may be stored on any tangible medium or in any electronic or other medium that is immediately retrievable in perceivable form.

➢	Agreements Between You and MoneyGram (M.C.L.A §§ 487.1033, 487.1034)

1.	As an Authorized Delegate of MoneyGram, you shall comply with the Michigan Money Transmission Services Act, Mich. Comp. Laws §§ 487.1001 – 1047, as amended and all other applicable law.

2.	You shall remit all monies owing to MoneyGram in accordance with the Agreement. “Remit” means to make direct payments of money to MoneyGram or its representative authorized to receive money or to deposit money in a depository financial institution in an amount specified by MoneyGram.

3.	If MoneyGram’s license is suspended or revoked you shall immediately cease providing money transmission services as an Authorized Delegate of MoneyGram upon notice of the suspension or revocation.

4.	You acknowledge and agree that you shall not provide money transmission services outside the scope of activity permissible under the Agreement, except activity in which you as an Authorized Delegate of MoneyGram is otherwise authorized to engage.

5.	You acknowledge and agree that, as an Authorized Delegate of MoneyGram, you hold all money received from providing money transmission services, reduced by any fees owed to you by MoneyGram, in trust for the benefit of MoneyGram.

➢	Agent Conduct; Duties and Prohibited Activities (M.C.L.A. § 487.1034)

You shall not make any fraudulent or false statement or misrepresentation to a customer or MoneyGram or to the Commissioner. You shall provide money transmission services lawfully and in full accordance with MoneyGram’s operating policies and procedures provided to you. All funds received from the sale of a payment instrument, less fees, shall be held in trust for MoneyGram from the time you receive the funds until the funds are remitted to MoneyGram. You shall report to MoneyGram the theft or loss of a payment instrument within 24 hours after the theft or loss.

➢	Suspension or Revocation of Agents (M.C.L.A. § 487.1041)

The Commissioner may order MoneyGram to bar you from being an Authorized Delegate of MoneyGram, if:

(1) you are convicted of violating a state or federal anti-money laundering statute or if you violate a rule or order issued under the Michigan Money Transmission Services Act;

(2) your competence, experience, character, or general fitness indicates that it is not in the public interest to permit you to provide money services; or

(3) MoneyGram does not remove you as an Authorized Delegate after the Commissioner issues and serves MoneyGram with an order that you have violated state law.

➢	Criminal Penalties (M.C.L.A § 487.1042)

It is a felony to intentionally make a false statement, misrepresentation, or false certification in any record that you file or maintain under Michigan law, or intentionally make a false entry or omit a material entry in such a record. Such a felony may be punishable by imprisonment for not more than five years or a fine of not more than $100,000.00, or both.

➢	Civil Penalties (M.C.L.A § 487.1046)

The Commissioner may assess a civil fine against any person that violates the Michigan Money Transmission Services Act, a related regulation or order issued by the Commissioner, or any other applicable state or federal law in an amount that does not exceed $10,000 per day for each day the violation continues, plus the state’s costs and expenses for the investigation and prosecution of the matter, including reasonable attorney fees.

Persons Engaged in Fraud or Money Laundering (M.C.L.A § 487.1047)

If the Commissioner determines that you have engaged in fraud or have been convicted of a criminal violation involving money laundering, the commissioner may serve you with an order prohibiting you from being an Authorized Delegate for MoneyGram. If the commissioner issues such an order, it will remain in effect until the order is stayed, modified, terminated or set aside by the Commissioner. If you are subjected to such an order, you may apply to the Commissioner after 5 years to terminate the order.

MASSACHUSETTES REGULATORY RIDER

All funds of clients deposited with a Licensee for transmittal to a foreign country shall be deposited in one or more trust accounts maintained at a federally insured bank. Said account(s) shall contain only those funds collected for transmittal.

Such Licensee may offset funds in the trust account(s), in order to effect the transmittal of funds to foreign countries in accordance with the directions of clients.

The Licensee shall maintain complete and accurate trust account records. The Licensee shall produce, upon request, all documents pertaining to trust account activity, including, but not limited to, bank statements, check stubs, cancelled, voided or unused checks, deposit tickets, and reconciliations or other comparable account records.

No person licensed as a foreign transmittal agency shall commingle money collected for transmission abroad from clients with its own funds or use any part of a client’s money in the conduct of the Licensee’s business

MISSOURI REGULATORY RIDER

Money order accounts must be dedicated and no funds commingled with other funds of the agent.

NEVADA REGULATORY RIDER

Money received from the sale or issuance of checks or for the purpose of transmission must not be commingled with the other assets of the licensee or his or her agents.

NEW YORK REGULATORY RIDER

1.	MoneyGram is licensed by the Superintendent of Banks of the State of New York (the “Superintendent”) to engage in the business of issuing and selling money orders denominated in United States currency and receiving money for transmission within this country and abroad pursuant to the provisions of Article XIII-B of the Banking Law.

2.	The Agent shall not act on behalf of the consumer as a courier for the transmission of money which activity requires licensing as a money transmitter, and any money orders sold in the State of New York may not be retained by the Agent but must be given to the purchasers of the instruments for their own delivery to the beneficiary.

3.	The Agent acknowledges and agrees that the Superintendent reserves the right to inspect, with or without prior notice to MoneyGram or the Agent or subagent, if any, the books and records of the Agent of MoneyGram, and that the expenses incurred by the Superintendent in making any such inspection shall be borne by MoneyGram.

4.	The Agent shall not sell any travelers check, money order or other money transmission instrument in the State of New York unless MoneyGram’s name shall clearly appear on the face of the instrument and MoneyGram shall not condition its engagement as obligor under the payment instrument upon the remittance of proceeds of sale from the Agent and subagent, if any.

5.	The Agent shall not sell any travelers check, money order or other money transmission instrument in the State of New York unless the Agent has provided the Superintendent with a written and irrevocable consent to examine, have access to, and retain copies of all of its books and records, wherever maintained, relating to these activities.

6.	The Agent acknowledges and agrees that it is under a duty to act only as authorized under the Agreement between MoneyGram and the Agent, and the Agent who exceeds such authority is subject to cancellation of this Agreement and may result in further disciplinary action against MoneyGram by the Superintendent.

7.	The Agent shall not sell or deliver money orders over-the-counter to the public or engage in the business of receiving money for transmission in a manner that would require the Agent to be licensed under Article XIII-B, Section 648 of the Banking Law, New York State Consolidated Laws. Section 648 provides that:

§ 648. Agents and subagents

A licensee may conduct its business at one or more locations within this state, as follows:

(a)	The business may be conducted through or by means of such agents and subagents as the licensee may from time to time designate or appoint, and in no event, shall the business of money transmission be conducted through a subagent.

(b)	No license under this article shall be required of any agent or subagent of a licensee except as provided in the following subsection.

(c)	An agent or subagent, other than a person expressly excepted from the application of this article, who sells or delivers the licensee`s checks over-the-counter to the public shall not be exempt from licensing under this article if such agent or subagent in the ordinary conduct of such business receives or at any time has access to (1) the licensee’s checks which, having been paid, are returned through banking channels or otherwise for verification or for reconciliation or accounting with respect thereto or (2) bank statements relating to checks so returned. No license under this article shall be required of an agent, including a general or managing agent, of a licensee who does not directly sell or deliver the licensee’s checks over-the-counter to the public.

NORTH CAROLINA RIDER

MoneyGram shall issue a certificate of authority for each location at which Trustee conducts licensed activities in the State of North Carolina and Trustee shall post such certificate in public view at each location. Each certificate shall state as follows: “Money transmission on behalf of MoneyGram Payment Systems, Inc. is conducted at this location pursuant to the Money Transmitters Act.”

PUERTO RICO RIDER

1.	The Authorized Delegate certifies that it is familiar with and agrees to fully comply with all applicable state and federal laws, rules, and regulations pertaining to money transmission, including the Puerto Rico Act to Regulate Money Services Business, P.R. Laws, (Act No. 136 of 2010), the Bank Secrecy Act, the USA PATRIOT ACT and other money services laws and agrees to comply fully with such requirements.

2.	The Authorized Delegate shall remit all money owing to MoneyGram in accordance with the terms of the Agreement between MoneyGram and the Authorized Delegate and in accordance with § 3.7 of the Puerto Rico Act to Regulate Money Services Business.

3.	The Authorized Delegate shall prepare and maintain records as required by the Puerto Rico Act to Regulate Money Services Business or any rules adopted or orders issued thereunder or as reasonably requested by the Commissioner of Financial Institutions of Puerto Rico (‘Commissioner”).

4.	The Authorized Delegate acknowledges and consents to examination or investigation by the Commissioner.

5.	The Authorized Agent acknowledges and agrees that it is under a duty to act only as authorized under this Agreement, and that if the Authorized Agent exceeds such authority this Agreement is subject to cancellation by MoneyGram and the Authorized Agent is subject to disciplinary action by the Commissioner.

6.	The Authorized Delegate acknowledges receipt of the written rules and procedures required under § 3.8 of the Puerto Rico Act to Regulate Money Services Business.

        TEXAS REGULATORY RIDER

1.	MoneyGram appoints the Authorized Delegate as MoneyGram’s authorized delegate with the authority to conduct money transmission on behalf of MoneyGram in compliance with the Texas Regulation of Money Services Business, Chapter 151 of the Texas Finance Code, and any rules adopted or orders issued thereunder, as amended from time to time.

2.	MoneyGram and the Authorized Delegate acknowledge that the contract between them sets forth the nature and scope of the relationship between MoneyGram and the Authorized Delegate and the respective rights and responsibilities of the parties.

3.	The Authorized Delegate certifies that it is familiar with and agrees to fully comply with all applicable state and federal laws, rules, and regulations pertaining to money transmission, including the Texas Regulation of Money Services Business, Chapter 151 of the Texas Finance Code and any rules adopted or orders issued thereunder, relevant provisions of the Bank Secrecy Act and the USA PATRIOT ACT, and Chapter 271 and Chapter 278 of the Texas Finance Code.

4.	The Authorized Delegate shall remit all money owed to MoneyGram: (1) not later than the 10th business day after the date the Authorized Delegate receives the money; (2) in accordance with the contract between MoneyGram and the Authorized Delegate; or (3) as directed by the commissioner. The Authorized Delegate may remit the money at a later date if the Authorized Delegate maintains on deposit with an office of a federally insured financial institution located in the United States an amount that: (1) is in an account solely in the name of MoneyGram; and (2) for each day by which the period before the remittance exceeds 10 business days, is not less than the outstanding obligations of MoneyGram routinely incurred by the Authorized Delegate on a daily basis.

5.	MoneyGram shall hold in trust all money received for transmission directly or from the Authorized Delegate from the time of receipt until the time the transmission obligation is discharged. A trust resulting from MoneyGram’s actions is in favor of the persons to whom the related money transmission obligations are owed. The Authorized Delegate shall hold in trust all money received for transmission by or for MoneyGram from the time of receipt until the time the money is remitted by the Authorized Delegate to MoneyGram. A trust resulting from the Authorized Delegate’s actions is in favor of MoneyGram. The Authorized Delegate may not commingle the money received for transmission by or for MoneyGram with the Authorized Delegate’s own money or other property, except to use in the ordinary course of the Authorized Delegate’s business for the purpose of making change, if the money is accounted for at the end of each business day. If MoneyGram or the Authorized Delegate commingles any money received for transmission with money or other property owned or controlled by MoneyGram or the Authorized Delegate, all commingled money and other property are impressed with a trust as provided by section 151.404 of the Texas Finance Code in an amount equal to the amount of money received for transmission, less the amount of fees paid for the transmission. If the commissioner revokes MoneyGram’s license under section 151.703 of the Texas Finance Code, all money held in trust by MoneyGram and the Authorized Delegates is assigned to the commissioner for the benefit of the persons to whom the related money transmission obligations are owed. Money of MoneyGram or the Authorized Delegate impressed with a trust under section 151.404 of the Texas Finance Code may not be considered an asset or property of MoneyGram or Authorized Delegate in the event of bankruptcy, receivership, or a claim against MoneyGram or Authorized Delegate unrelated to MoneyGram’s or Authorized Delegate’s obligations under Chapter 151 of the Texas Finance Code.

6.	The Authorized Delegate shall prepare and maintain records as required by Chapter 151 of the Texas Finance Code or any rules adopted or orders issued thereunder or as reasonably requested by the commissioner.

7.	MoneyGram and the Authorized Delegate acknowledge that the Authorized Delegate consents to examination or investigation by the commissioner.

8.	MoneyGram is subject to regulation by the commissioner and that, as part of that regulation, the commissioner may suspend or revoke an authorized delegate designation or require MoneyGram to terminate an authorized delegate designation.

9.	The Authorized Delegate acknowledges receipt of the written policies and procedures adopted by MoneyGram to ensure that the Authorized Delegate complies with applicable state and federal law.

10.	The Authorized Delegate acknowledge that it has been provided regulatory website addresses through which the Authorized Delegate can access Chapters 151 and 271 of the Texas Finance Code and rules adopted under those chapters (www.dob.texas.gov) and the Bank Secrecy Act (msb.gov) and the USA PATRIOT ACT and (http://www.fincen.gov/statutes_regs/patriot/)

WASHINGTON RIDER

1.	The Authorized Delegate shall operate in full compliance with the State of “Washington Uniform Money Services Act,” Rev. Code Wash. §§ 19.230.005 to 19.230.905 and any rules adopted, or orders issued thereunder, as amended from time to time.

2.	The Authorized Delegate acknowledges and agrees that it may not provide money services outside the scope of activity permissible under the Agreement between MoneyGram and the Authorized Delegate, except activity in which the Authorized Delegate is authorized to engage under Rev. Code Wash. §§ 19.230.030 or 19.230.080.

In addition to the individual regulatory requirements and additional terms set forth for the states above, if any of Trustee’s locations are in the following states or territories, Trustee further agrees to operate in full compliance with the laws of such state, including but not limited to those laws referenced in the chart below for such state, and any rules and orders adopted thereunder, as amended from time to time:

Arkansas	Arkansas Uniform Money Services Act, Ark. Code §§ 23-55-101 to 23-55-1005, including Ark. Money Service Rule, §§ 102-1006.

Connecticut	Connecticut General Statutes Title 36a, Sections 595 to 610, inclusive, as amended by Public Act No. 13-253 (“Act’), and sections 18 and 19 of this Act.

Georgia	Article 4 of title 7 of the Official Code of Georgia Annotated, the rules and regulations promulgated under Article 4, and any applicable order issued by the Georgia Commissioner of Banking and Finance.

Kansas	Kansas Money Transmitters Act, Kan. Stat. §§ 9-508 through 9-513, and amendments thereto, and Kan. Stat. 2012 Supp. §§ 9-513a through 9-513d.

Kentucky	Kentucky Money Transmitters Act and rules promulgated under the Act and any order issued by the Executive Director of the Kentucky Office of Financial Institutions.

Minnesota	MoneyGram is subject to supervision and regulation by the Commissioner and that as a part of that supervision and regulation, the Commissioner may require MoneyGram to cancel the Agreement as a result of a violation of section 53B.21 of the Minnesota Money Transmitters Act, Minn. Stat. §§ 53B.01 – 53B.26.

Nebraska	MoneyGram is subject to supervision and regulation by the Nebraska Director of Banking and Finance.

Ohio	Ohio Revised Code Sections 1315.01 to 1315.18, and any regulations adopted or issues ordered thereunder, as amended from time to time.

Oklahoma	Oklahoma Financial Transaction Reporting Act, Oklahoma Statutes Title 6, Sections 1511 et seq., Oklahoma Sale of Checks Act, Title 6, Sections 2101 et seq., and any regulations adopted or orders issued thereunder, as amended from time to time.

US Virgin Islands	U.S. Virgin Islands Uniform Money Services Act, V.1. Code Title 9, § 501 to 592 (the “Act”), and any regulations adopted or orders issued thereunder, as amended from time to time.

Utah	MoneyGram is subject to supervision and regulation by the Commissioner of Financial Institutions.

Vermont	Chapter 79, Title 8 of the Vermont Statutes (Money Services)

Virginia	Virginia Code Title 6.2-1900 et seq. and any regulations adopted or orders issued thereunder, as amended from time to time, and all other applicable state and federal laws and regulations.

West Virginia	The laws of the State of West Virginia and of the United States. The Authorized Delegate acknowledges and agrees that it holds in trust for MoneyGram from the moment of receipt of the proceeds of any business transacted under West Virginia Code §§ 32A-2-1 to 32-A-28 in an amount equal to the amount of proceeds due MoneyGram less the amount due the Authorized Delegate.

Attachment F

[MoneyGram Compliance Policies – Attached]

15 December 2014

MoneyGram’s Anti-Money Laundering (“AML”) and Counter Financing of Terrorism (“CFT”) Compliance Policy Statement sets forth the global compliance policies followed by MoneyGram International, Inc. (including our subsidiaries, collectively “MoneyGram” or “Company”) to conduct business in conformity with the highest business and ethical standards in all jurisdictions where MoneyGram does business.

It is the policy of MoneyGram to develop, implement and maintain an effective, risk-based AML/CFT compliance program, called the AML/CFT Global Compliance Program (“Compliance Program”), which is designed to prevent MoneyGram from being used to facilitate money laundering, financing of terrorism, and other illegal activities. The major components of the Compliance Program implement and execute the following MoneyGram policies.

Overview. It is the policy of MoneyGram not to participate in, or knowingly facilitate, money laundering, terrorist financing or other illicit financial activity. MoneyGram has enacted its Compliance Program to prevent the use of its services for money laundering, terrorist financing and other financial criminal activity. No employee may complete a transaction if that employee suspects the consumer intends to use MoneyGram’s products or services to conduct such activity. Any employee found to have assisted in the commission of illegal activity, either knowingly or by failing to comply with MoneyGram’s policies or procedures, may be subject to disciplinary action, including suspension or dismissal. Any MoneyGram Agent found to assist in such activity may be subject to suspension or termination of MoneyGram services.

Compliance with Laws and Regulations in All Jurisdictions. It is the policy of MoneyGram to maintain compliance with all laws and regulations in the United States and the countries and jurisdictions where MoneyGram conducts business. This includes compliance with the various AML, CFT, Office of Foreign Assets Control (“OFAC”), and other government sanctions requirements in all jurisdictions. MoneyGram maintains such compliance by implementing globally its Compliance Program. MoneyGram monitors continuously its compliance with global legal and regulatory requirement and updates its global Compliance Program when necessary so MoneyGram can comply with the most current requirements. MoneyGram also obtains all licenses and registrations necessary to do business in such jurisdictions and does what is necessary to remain in good standing to do business in such jurisdictions.

Compliance Program Management and Resources. To implement its compliance governance regime, MoneyGram’s Board of Directors has designated its Senior Vice President & Chief Compliance Officer as the person who heads compliance efforts and who has the overall authority and responsibility for designing, administering and executing the Compliance Program across MoneyGram globally. The Chief Compliance Officer reports jointly to the Board’s Compliance and Ethics Committee and to Executive Management through the General Counsel of the Company. MoneyGram provides substantial compliance resources to carry out the Compliance Program, with qualified personnel located centrally at Company headquarters as well as regionally where MoneyGram conducts its business. It is the policy of MoneyGram that the Chief Compliance Officer reports on material compliance matters to the Board’s Compliance and Ethics Committee as well as to MoneyGram’s Executive Management on a regular basis as well as on such other matters deemed to be appropriate and informative of the compliance risks facing the Company.

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© 2014 MoneyGram All Rights Reserved | PROPRIETARY AND CONFIDENTIAL | Internal Use Only

Risk Assessments. MoneyGram takes a risk-based approach to managing compliance in accordance with the guidance from the Financial Action Task Force (“FATF”). MoneyGram uses a combination of a risk assessment and risk models to drive its risk-based approach. It is the policy of MoneyGram to perform formal AML/CFT risk assessments periodically. Such risk assessments are performed to identify and assess, in certain key risk categories, those situations more susceptible to money laundering, fraud or terrorist financing activities, to measure residual risk after considering mitigating controls and to devote resources for additional risk mitigation where appropriate. The key risk categories for performing risk assessments relate to MoneyGram’s consumers and transactions, Agents, products and services and the geographies in which MoneyGram does business.

Managing Consumer and Transaction Risk. It is the policy of MoneyGram to manage its consumer and transaction risk by performing due diligence on consumers and by performing ongoing monitoring and analysis of consumers and their transactions in accord with industry standards and best practices, and implementing compliance controls where necessary, including conducting enhanced consumer due diligence and PEP screening. Geographic risk is taken into account in determining the need for and frequency of such monitoring and analysis. MoneyGram manages consumer and transaction risk by, among other things:

•	conducting consumer due diligence - obtaining and recording consumer identification and other consumer information as required under the law of various jurisdictions as well in alignment with MoneyGram polices and conducting enhanced consumer due diligence when necessary;

•	filing accurate and timely government reports where required such as for large currency transactions;

•	detecting and filing timely reports of suspicious transactions or unusual activity as required to the appropriate government or law enforcement officials;

•	proactively performing transaction monitoring and analysis around risky patterns and behaviors of consumers to identify risk and take corrective action where necessary, including conducting enhanced consumer due diligence;

•	blocking and holding a transaction if such transaction would potentially be in violation of any government or economic sanctions requirements, e.g., under OFAC or the sanctions laws of any other jurisdiction where MoneyGram does business; and

•	interdicting or preventing a transaction from being processed if such transaction would potentially be i) illegal, e.g., a fraudulent transaction, a transaction that appears to involve money laundering or other illegal financial activity; or ii) would represent an unacceptable level of risk to MoneyGram.

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© 2014 MoneyGram All Rights Reserved | PROPRIETARY AND CONFIDENTIAL | Internal Use Only

Managing Agent Risk. It is the policy of MoneyGram to provide compliance support to, and maintain ongoing oversight Agents. MoneyGram sets expectations of its Agents regarding their compliance with the AML/CFT and other laws in the jurisdictions where such Agents offer MoneyGram’s products and services and holds Agents to the same compliance standards MoneyGram has set for itself. MoneyGram manages Agent risk by, among other things:

•	developing and providing AML/CFT compliance tools and other materials to Agents which explain the Agents’ AML/CFT compliance responsibilities, and which are designed to assist them in developing effective AML/CFT policies and complying with AML/CFT laws and all relevant MoneyGram policies and procedures;

•	conducting due diligence or background checks worldwide on Agents and subagents who apply to offer MoneyGram products and services as well as at other times during an Agent’s relationship with MoneyGram. MoneyGram or its subsidiaries does not activate Agents not meeting MoneyGram’s standards. Enhanced due diligence is required when certain risk categories are identified, e.g., ownership by a politically exposed person (PEP), Agents located in geographies with higher AML/CFT risk, etc.;

•	performing compliance training for all new Agents prior to activation and on an ongoing basis, provide Agents with access to training and educational opportunities to facilitate compliance with regulatory requirements and MoneyGram’s compliance expectations;

•	proactively performing transaction monitoring and analysis in MoneyGram’s Financial Intelligence Unit (“FIU”) around the patterns and behaviors of Agents to proactively identify risk and take corrective action;

•	conducting Agent compliance program reviews (assessment of the Agent’s compliance program and controls), performing on-site investigations and taking other compliance actions when, based on the ongoing assessment of risk relating to an Agent, additional compliance controls need to be activated to mitigate risk; and

•	suspending an Agent for remediation or terminating an Agent when certain thresholds of risk are reached.

Managing Risks Related to Products and Services. It is the policy of MoneyGram to manage risk related to products and services by evaluating new products and services for AML/CFT risk before they are introduced and assess if additional compliance controls are necessary. MoneyGram also assess if the geographies where such products and services are offered have higher AML/CFT risk and thus may require additional compliance controls.

Employee Training. It is the policy of MoneyGram to provide employees with appropriate compliance training, including all new employees with AML/CFT training and all employees annually with refresher AML/CFT training. Senior management and the Board of Directors also receive annual AML/CFT training. Compliance personnel also receive specialized training annually, tailored to the jobs they perform.

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© 2014 MoneyGram All Rights Reserved | PROPRIETARY AND CONFIDENTIAL | Internal Use Only

Record Retention Requirements. It is the policy of MoneyGram to obtain and maintain records required by AML laws in the jurisdictions in which we do business and preserve them or an electronic equivalent for at least five years or such longer period as may be required by any such law or jurisdiction.

Periodic Independent Reviews and Audits. It is the policy of MoneyGram to provide for periodic independent reviews of MoneyGram’s Compliance Program, in accordance with industry standards and any government requirements, by a person or persons not otherwise involved with implementation or operation of such program. MoneyGram has an active and ongoing internal audit program which also assesses the effectiveness of such controls.

Cooperation with Regulatory Officials and Law Enforcement. It is the policy of MoneyGram to cooperate with regulatory officials during examinations and inspections. MoneyGram is responsive to appropriate regulatory requests for information and provides other assistance to help such officials carry out their responsibilities. It is also the policy to cooperate with appropriate requests of law enforcement agencies for assistance in investigations of money laundering or other criminal activity. MoneyGram works actively with law enforcement and appropriate government agencies to help develop effective methods to combat money laundering and terrorist financing. MoneyGram complies, in a timely and complete fashion, with requests for information pursuant to subpoenas, other legal process or under appropriate provisions of various AML/CFT laws.

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© 2014 MoneyGram All Rights Reserved | PROPRIETARY AND CONFIDENTIAL | Internal Use Only

IMPORTANT CONTACT INFORMATION

CHIEF COMPLIANCE OFFICER

Our compliance team is available at:

MoneyGram International, Inc.

Attn: Chief Compliance Officer

2828 North Harwood Street, 15th Floor

Dallas, TX 75201

Phone: (+01) 214-999-7640

Reason to Contact	MoneyGram Contact Information

Hotline

Agents and their employees have the ability to contact MoneyGram immediately by telephone to stop a fraud-induced transaction, or to file a confidential, anonymous report regarding ethics violations by telephone or email. This Hotline should be used in the following situations:

•       Report a consumer transaction that appears to be fraud-induced, in progress and requires immediate attention.

•       Report violations by Agent or Agent Employees of MoneyGram’s Global Partner Compliance Policy’s Legal and Ethical requirements.

•       Report violations by MoneyGram or MoneyGram Employees of MoneyGram’s Global Partner Compliance Policy’s Legal and Ethical requirements.

•       Report instances where an Agent or their employee is suspected of participation in money laundering, consumer fraud, or terrorist financing.

Report Fraud

PHONE

in the United States

1-800-866-8800

outside of the United States

http://corporate.moneygram.com/compliance

Report Violations

PHONE

United States

1-800-866-8800 for English or Spanish

ONLINE

Complete the online form by visiting

http://corporate.moneygram.com/compliance

Potentially Suspicious or Unusual Activity Escalation

Agents and their employees have the ability to immediately report to MoneyGram information related to potentially suspicious or unusual activity, including suspected instances of consumer fraud.

•       Report information related to potentially suspicious or unusual consumer activity, including activities attempted by consumers.

•       Report consumer transactions that appear to be fraud-induced and are no longer in progress.

PHONE United States 1-800-866-8800 for English or Spanish ONLINE Complete the online form by visiting http://corporate.moneygram.com/compliance

© 2016 MoneyGram. V1-2016

Reason to Contact	MoneyGram Contact Information

Law Enforcement or Regulatory Request Assistance Agents and their employees may contact MoneyGram regarding any questions regarding law enforcement or regulatory requests or inquiries.	EMAIL MGILEDirect@moneygram.com

Consumer Privacy and Data Protection Request Assistance

Agents and their employees must contact MoneyGram immediately to report any incident in which the confidentiality or security of any consumer’s personal information has been or is suspected to have been disclosed, misused, or compromised.

EMAIL PrivacyProgramOffice@moneygram.com

General Agent Assistance

Agents and their employees may contact MoneyGram to receive assistance or guidance regarding general topics, including:

•       Consumer refund requests;

•       Technology or equipment support;

•       Request systems or compliance training; and

•       Any other questions not covered by the above provided contact information.

PHONE

United States

1-800-866-8800 for English or Spanish

AGENT CONTACT ME SERVICE

Web

https://www.callmoneygram.com/moneygram

Phone

+1 720 362 5024 (there is no charge for this call)

POWERTRANSACT CONTACT ME SERVICE

Web

https://www.callmoneygram.com/PwT

Phone

+1 720 362 5025 (there is no charge for this call)

ONLINE

Complete the online form by visiting

http://corporate.moneygram.com/compliance

© 2016 MoneyGram. V1-2016

Attachment G

[MoneyGram Fraud Policies – Attached]

Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy -

MoneyGram Agents and Other Distributors of MoneyGram Products and Services

Purpose of Policy. MoneyGram Agents and other non-agent distribution channels (Distributors) 1 are important partners in offering MoneyGram® money transfer and other services and products to our valued consumers. Because both MoneyGram and its Agents and other distribution channels are required to comply with various laws and governmental regulations worldwide, MoneyGram has issued this Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy - MoneyGram Agents and Other Distributors (Policy). The Policy outlines the responsibilities of Agents and Distributors globally to comply with all applicable laws and regulations and with MoneyGram’s policies and procedures. It also states MoneyGram’s commitment to protecting its consumers and to preventing the use of its products and services by anyone for fraudulent purposes, money laundering, terrorist financing or other illegal activities. MoneyGram expects the same commitment from its Agents. In order to carry out this Policy, MoneyGram has implemented its Anti-Fraud and AML Compliance Programs (Programs).

MoneyGram Operates in a Legal Manner. MoneyGram requires all Agents and Distributors to operate in a legal manner:

•	MoneyGram is committed to operating in compliance with all laws and regulations, in the United States, where it is headquartered, and in all other countries and jurisdictions where it does business.

•	MoneyGram does not participate in, or knowingly facilitate, consumer fraud, money laundering, terrorist financing or other illegal activities whether by consumers or by MoneyGram employees, by MoneyGram Agents or Agent employees, Distributors or Distributor employees, or otherwise. MoneyGram only does business with those who share the same commitment to abide by the law.

•	MoneyGram products and services should only be used for legal purposes. MoneyGram does not permit its employees to complete a transaction if that employee suspects that the transaction is related to any unlawful activities. MoneyGram expects the same of its Agents and Distributors.

Preventing completion of an illegal transaction, whether it is fraudulent or involves money laundering, terrorist financing or other criminal activity, protects the global financial system, an Agent’s or Distributor’s business, our legitimate consumers and MoneyGram. Any MoneyGram Agent or Distributor found to assist or participate in illegal activities will be subject to suspension or termination of MoneyGram’s services.

Responsibilities of Agents, Distributors and Employees of Agents and Distributors. MoneyGram Agents, Distributors and their employees are the first line of defense in preventing criminals and terrorists from abusing and exploiting MoneyGram products and services. It is the responsibility of each MoneyGram Agent and Distributor to take appropriate steps to implement an effective program to prevent consumer fraud and to meet all applicable AML compliance or other regulatory requirements, including but not limited to the following:

For Consumer Fraud Prevention:

•	Establish effective policies & procedures for your employees to follow designed to detect and prevent fraud-induced money transfers, if you offer MoneyGram money transfer services.

[1]	MoneyGram distributes some products and services through arrangements that are not traditional principal/agent relationships. MoneyGram does conduct oversight of these distributions channels and expects the same level of compliance that it expects of Agents. Given the differences in the products and services offered, or the differences in the regulatory requirements applicable to such Distributors, the Distributor’s obligations may vary and will be spelled out in detail in their contract with MoneyGram.

© 2014 MoneyGram International Inc.	1

Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy -

MoneyGram Agents and Other Distributors of MoneyGram Products and Services

✓	Require all employees who conduct MoneyGram money transfers to complete the consumer fraud prevention training provided by MoneyGram or equivalent training. Your employees should learn how to identify consumer scams and prevent fraud-induced transfers.

✓	Instruct your employees to warn consumers about current fraud “scams” by referencing the warnings on the send form or other relevant packaging for products.

•	When processing MoneyGram transactions ensure that, where applicable:

✓	Send & receive forms are filled out fully and accurately and signed.

✓	Consumer identification is checked carefully – do not accept a false identification document and ensure that the document presented correctly identifies the person sending or receiving the transfer.

✓	Obtain and record consumer identification information before the transaction is processed in accordance with local requirements and MoneyGram policy and procedures.

✓	Distributors of certain on-line MoneyGram services may not use paper “forms” to conduct a transaction. In that case, the distributor must ensure that all agreed upon and required identification and other information is captured and retained.

•	Take action and question consumers about transactions that appear to be fraud-induced.

✓	Never knowingly participate in any fraud- induced transfer or complete a transaction that you know to be connected with fraud. After an occurrence of fraud has been brought to your attention, encourage consumers to report the fraud to MoneyGram and the appropriate local authorities.

✓	When you or your employees become aware of a fraudulent transaction, notify MoneyGram and/or local law enforcement officials using the processes MoneyGram has in place. If you are unsure of how to report activity please contact your local Compliance Officer.

For AML Compliance:

•	Designate a compliance officer or compliance contact responsible for carrying out your AML compliance program. Your compliance officer should:

✓	Be knowledgeable about your day-to-day business.

✓	Be trained in AML compliance requirements.

✓	Have appropriate authority to implement your compliance program at your location(s) and throughout your network if applicable.

•	Develop a written AML compliance program based on the risk of your business and include the following key components:

✓	Effective written AML policies & procedures for your employees to follow in your business.

✓	Transaction processing procedures that describe the consumer information that you are required to collect and maintain to meet governmental AML record keeping and reporting requirements, e.g., information identifying the consumer, or the filing of large currency transaction and suspicious activity or transaction reports.

✓	Procedures for on-going transaction monitoring and analysis to detect and report unusual or suspicious activity or large currency transactions, if required by your local regulations.

✓	Compliance training for your compliance officer or compliance contact and appropriate

© 2014 MoneyGram International Inc.	2

Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy -

MoneyGram Agents and Other Distributors of MoneyGram Products and Services

employees. MoneyGram requires that all Agents, Distributors and their employees who sell MoneyGram® money transfer services or MoneyGram® money orders complete AML training at a minimum of every two years.

✓	Periodic independent reviews to evaluate the effectiveness of your AML compliance program if required by local regulation or MoneyGram policy.

Additional Compliance Responsibilities of Agents:

•	Provide accurate and complete information on the Application and other forms to allow MoneyGram to conduct Agent or Distributor background checks or update its due diligence.

•	Obtain and maintain any required registrations or licenses issued by national, state or local governmental or judicial bodies.

•	Notify MoneyGram of any material change in your ownership or senior management.

•	Maintain all documentation and other relevant transaction records in a safe and secure location.

•	Make sure your compliance program includes e procedures to comply with privacy laws and to ensure data security.

•	Monitor whether your employees are following MoneyGram’s policies and procedures and your consumer fraud prevention and AML compliance procedures. MoneyGram is always improving its Programs and may change Agent responsibilities at any time based on changes in laws, regulations, industry best practices or risk. You are responsible for communicating those changes to your employees.

•	Cooperate fully with MoneyGram and law enforcement or regulatory agencies when contacted about consumer fraud or AML compliance matters. Promptly provide supporting documentation of transactions to MoneyGram when requested.

What MoneyGram Does to Help Agents and Distributors. It is MoneyGram’s policy to provide compliance support to and maintain ongoing oversight of MoneyGram Agents and Distributors globally.

•	MoneyGram provides all new Agents and Distributors with consumer fraud prevention and AML compliance training. As a MoneyGram Agent or Distributor, it is your responsibility to make sure all your employees at each of your locations who interact with consumers take the training.

•	While Agents generally have independent transaction monitoring obligations, MoneyGram will assist Agents in ensuring the effectiveness of their transaction monitoring through evaluation during the on-boarding process and periodic program reviews.

•	For certain Distributors of MoneyGram products and services such as on-line channels, employees do not have direct interface with consumers. In that case, the Distributor will conduct the fraud and other training outlined in its contract with MoneyGram.

•	MoneyGram may determine that an Agent or Distributor needs additional compliance training. If you are contacted for such training, you must complete the training in the timeframe required by MoneyGram.

© 2014 MoneyGram International Inc.	3

Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy -

MoneyGram Agents and Other Distributors of MoneyGram Products and Services

•	MoneyGram provides compliance educational and operational materials to Agents and Distributors such as:

✓	AML compliance materials to help you document and carry out your AML program.

✓	Consumer fraud trends based on analysis of fraud data gathered from our Agents and other sources, along with tips to Agents on how to take preventive action.

•	MoneyGram monitors both consumer transactions and Agent and Distributor activities to detect and prevent fraud-induced money transfers and other suspicious activities. MoneyGram takes prompt action to prevent fraud and report suspicious activities to governmental authorities when appropriate.

MoneyGram Consumers – Refund Policy. It is MoneyGram’s policy to support consumer awareness of fraud scams. MoneyGram uses many tools to publicize fraud scams and educate consumers on how to avoid them. For example, MoneyGram publishes important information about the scams on its website and on send forms and other product packaging. It is MoneyGram’s policy to reimburse both the principal amount of a consumer’s money transfer and the full consumer fee if a consumer contacts MoneyGram before a transfer has been picked up and asks that the transfer be stopped because it was fraudulently induced. If a consumer asks an Agent to cancel a transfer because the transfer was fraudulently induced, you must:

•	refund the transfer, reimbursing both the principal amount of the money transfer and the full consumer fee, if your system allows you to do so; or

•	advise the consumer to immediately contact MoneyGram to request a refund.

Agent and Distributor Monitoring and Corrective Action. MoneyGram also monitors how well Agents and Distributors carry out their compliance responsibilities. In its discretion, MoneyGram conducts reviews of Agents’ and Distributors’ compliance programs to ensure that they have designed and implemented an effective compliance program tailored to their business model and are following all applicable MoneyGram policies and procedures or contractual requirements.

•	We monitor Agents and Distributors who receive complaints of consumer fraud and collect information about those frauds. If there area certain number of fraud complaints for transactions through a particular Agent or Distributor location, MoneyGram will investigate to determine if the Agent is taking reasonable steps to detect and reject fraud induced transfers.. Agents and Distributors not taking reasonable steps to detect and reject such transactions will be subject to corrective action, including probation, suspension of service or and termination of MoneyGram services.

•	MoneyGram’s Oversight Program, will include periodic program reviews to evaluate your compliance program and may include corrective action or remedial measures if we find deficiencies.

•	MoneyGram may require specific remedial measures to respond to identified risks or if an Agent or Distributor fails to follow MoneyGram’s policies and procedures. These remedial measures could include suspension of the right to conduct MoneyGram money transfer transactions; termination of the agreement with MoneyGram; or imposition of restrictions, including (a) lowering of thresholds for consumer identification procedures, (b) transaction volume or transfer amount limits, (c) requiring express MoneyGram approval of transfers above a certain amount, and (d) other measures deemed necessary by MoneyGram.

© 2014 MoneyGram International Inc.	4

Global Anti-Fraud and Anti-Money Laundering (AML) Compliance Policy -

MoneyGram Agents and Other Distributors of MoneyGram Products and Services

•	MoneyGram reserves the right to take corrective action against Agents or Distributors who do not carry out their compliance responsibilities to the satisfaction of MoneyGram, which could include probation, suspension of service, or termination of service.

Agent and Distributor Cooperation with MoneyGram and Governmental Authorities. MoneyGram partners with law enforcement around the world to pursue arrests and convictions of those who try to engage in illegal activities using our products and services. In addition, MoneyGram and its Agents are subject to examination for compliance with laws, regulations and with MoneyGram policy and procedures by governmental authorities in many jurisdictions. It is MoneyGram’s policy and our expectation, that Agents, Distributors and their employees will cooperate and respond promptly to all appropriate governmental and other requests for information including:

•	any MoneyGram request for records or other information

•	any regulatory exam, inspection or compliance review of your business, and

•	any appropriate governmental law enforcement request for records including subpoenas or other request related to your sales of MoneyGram’s products and services.

MoneyGram’s Compliance Department. For any questions about this Policy, consumer fraud prevention or your AML compliance responsibilities, we encourage you to contact the MoneyGram compliance officer or compliance contact assigned to you.

© 2014 MoneyGram International Inc.	5

Attachment H

[MoneyGram Anti-Corruption Policies – Attached]

Global Anti-Bribery/Anti-Corruption Policy

MoneyGram International, Inc.

© 2015 MoneyGram International Inc. – PROPRIETARY & CONFIDENTIAL – Internal Use Only	1

Department: Legal Department	Title: MoneyGram Anti-Bribery / Anti-Corruption Policy	Revision Version: 2.0

	Policy Owner / Title: Cori Ulrich, Senior Vice President & Deputy General Counsel David Gilmore, Legal Compliance Programs	Last Revision Date: May 7, 2015

	Executive Committee Owner / Title: Aaron Henry, Executive Vice President, General Counsel, and Corporate Secretary	Review Date: May 2017

	Approved By / Title: MoneyGram Board of Directors Compliance and Ethics Committee	Effective Date: May 7, 2015

Policy and Purpose. MoneyGram International, Inc. (“MoneyGram”) places the highest importance on its reputation for honesty, integrity and unquestionable ethical standards. The purpose of this Policy is to affirm the importance to all persons covered by this Policy (see Scope section below) of conducting MoneyGram’s business affairs in a manner beyond reproach. It is MoneyGram’s policy not to authorize, offer or make prohibited or improper payments to anyone for any reason. MoneyGram Personnel, whether operating directly or through third parties through which MoneyGram conducts its business, must comply with all applicable anti-bribery and anti-corruption laws and policies, including the U.S. Foreign Corrupt Practices Act (“FCPA”), the U.K Bribery Act 2010 (“U.K. Bribery Act”), the anti-bribery laws of those other jurisdictions in which we do business, and corporate policies. In addition, it is MoneyGram’s policy is that books and records of all activities and transactions should be complete and accurate and that all Personnel comply with all procedures regarding the authorization of expenditures and other corporate transactions, the expenditures of funds, and the documentation of and accounting for such expenditures. As detailed further below, requests for improper payments or other facts and circumstances that raise concerns about conformity with this Policy should be promptly reported to the responsible persons within the organization.

This Global Anti-Bribery/Anti-Corruption Policy (“ABC Policy” or “Policy”) provides the framework for ethical conduct and compliance with anti-bribery and anti-corruption laws in the course of MoneyGram’s business activities involving both Government Officials and Commercial Parties (as defined below). It describes prohibited business practices. The accompanying Anti-Bribery/Anti- Corruption Program (“ABC Program” or “Program”) provides additional guidance and instructions for all MoneyGram directors, officers, and employees regarding the implementation of this Policy and sets out other elements of MoneyGram’s program to enhance governance in this area.

Scope. This Policy applies to MoneyGram, including its subsidiaries, divisions, and controlled affiliates (collectively, “MoneyGram” or the “Company”), and to all MoneyGram directors, officers and employees (“MoneyGram Personnel” or “Personnel”). MoneyGram Personnel must never use an Agent or other

© 2015 MoneyGram International Inc. – PROPRIETARY & CONFIDENTIAL – Internal Use Only	2

third party to take any action that does not comply with this Policy. MoneyGram expects that its Personnel, Agents and other third parties will adhere to standards of conduct consistent with this policy when acting on MoneyGram’s behalf. For purposes of this Policy, “Agents” are defined below. Third parties are contractors, vendors, licensees, consultants, representatives, intermediaries, and joint venture and other business partners worldwide, other than Agents, with which MoneyGram engages, retains or contracts to perform services.

Prohibited Business Practices. MoneyGram Personnel are prohibited from engaging, whether directly or through an Agent or other third party, in bribery or corruption in order to secure an undue advantage in MoneyGram’s business. This prohibition applies to any transactions involving either Commercial Parties or Government Officials. MoneyGram Personnel are also prohibited from directly or indirectly falsifying any book or record of the Company, circumventing any internal control established by the Company to prevent or detect violations of this Policy, or from obstructing any investigation or inquiry to determine compliance with this Policy.

Definitions.

The term “Government Official,” as used in this Policy, includes the following:

•	Officers and employees of any government department, agency, commission, bureau, or authority, at any level of government (national, state or provincial, regional, or local), whether they are elected, career employees, or political appointees;

•	Legislators and judges;

•	Any persons acting in an official capacity on behalf of a public authority;

•	Officers and employees of entities that are owned or controlled by a public authority;

•	Candidates for political office;

•	Officers and employees of a political party, as well as the political party as an institution/entity;

•	Officers and employees of any Public International Organization; and

•	Anyone else treated as a government official under local laws of the locations where MoneyGram operates.

A “Public International Organization” is an institution established by the national governments of sovereign countries, including but not limited to inter-governmental organizations. Examples include the United Nations, the World Bank, the International Finance Corporation, the International Monetary Fund, and the Inter-American Development Bank.

An “Agent” as used in this Policy, is an entity which offers MoneyGram products and services to MoneyGram customers. MoneyGram’s Legal Department should be contacted if there is a question as to whether an individual or should be treated as a Government Official for the purpose of the Company’s ABC Policy and Program. Questions can also be directed to the Legal Department at legalcompliance@moneygram.com.

As used in this Policy, a “Commercial Party” is any company, organization, or commercial entity whose personnel do not qualify as “Government Officials,” including any employee, agent, trustee, or fiduciary of such party.

© 2015 MoneyGram International Inc. – PROPRIETARY & CONFIDENTIAL – Internal Use Only	3

Third Parties. As stated above, MoneyGram expects that its Agents and other third parties will adhere to the standards of conduct outlined in this Policy. MoneyGram can be legally responsible for the conduct of its Agents and other third parties when it occurs in the course of their work for MoneyGram. MoneyGram requires due diligence to be conducted, as outlined in the ABC Program, before entering into business relationship with any Agent or other third party, and the inclusion of appropriate controls in contracts, including controls on payments. MoneyGram also requires that its employees monitor the activities of Agents and other third parties, and to raise any concerns about their compliance with this Policy as directed above.

Hospitality, Entertainment, Gifts and Travel Related Expenses. The provision of hospitality, including meals, refreshments, entertainment, gifts and travel and related expenses, whether offered or provided to a Government Official or to a Commercial Party, must comply with applicable laws, be reasonable and bona fide, and be directly related to the business of MoneyGram. It must also meet all requirements of MoneyGram policies regarding required approvals, amounts, frequency, permitted recipients, and other relevant factors. Such expenses must never be provided to improperly influence any official act or decision or to secure any improper business advantage, in order to assist MoneyGram in obtaining or retaining business or directing business to anyone. See the ABC Program for additional guidance on permissible hospitality, entertainment, gifts, and travel expenses.

Political Contributions, Charitable Donations, and Social Responsibility Payments. Requests for political contributions, charitable donations, or social responsibility payments by Government Officials present special considerations. A payment prohibited under anti-bribery and anti-corruption regulations cannot be disguised as something else such as a political contribution, charitable donation, or social responsibility payment. Requests for charitable donations should be referred to the President of the MoneyGram Foundation, the Legal Department or your regional compliance leader for further consideration. All other requests, including for any political contribution or social responsibility payment, must be forwarded to the Legal Department for further consideration. See the ABC Program for additional guidance on permissible political contributions, charitable donations, and social responsibility payments. Questions can be directed to the Legal Department at legalcompliance@moneygram.com.

Events, Programs, and Campaigns. From time to time MoneyGram organizes or sponsors various events, programs, and campaigns for legitimate business reasons, including to promote MoneyGram’s services and products and to educate Agents and other third parties. These events, programs, and campaigns can raise issues when Government Officials are invited to attend or may benefit from the event, program, or campaign. When planning or sponsoring such events, programs, and campaigns, MoneyGram Personnel should review the ABC Program and contact the Legal Department or your regional compliance leader for additional guidance.

Mergers and Acquisitions. Acquiring another company or business unit may present anti-corruption concerns and legal risks, particularly where such acquisition has an international aspect. The ABC Program sets forth aspects of anti-corruption due diligence that should be performed during the acquisition process where such risks are present, to enable MoneyGram to detect and remediate any issues that may be present. MoneyGram will also integrate any newly acquired company into the ABC Program and internal controls as soon as practicable.

© 2015 MoneyGram International Inc. – PROPRIETARY & CONFIDENTIAL – Internal Use Only	4

Government Taxes and Fees. This Policy does not prohibit the payment of legitimate government taxes and fees. MoneyGram Personnel are responsible for determining that payments requested by government authorities are legitimate government taxes or fees. So-called “facilitating payments” to Government Officials, including any payments to individuals to compensate or expedite any “routine governmental action” by a government agency, are prohibited unless specifically authorized by the Legal Department. Routine government action includes but is not limited to services such as securing mail pick up or delivery, registering trademarks, securing electricity or telephone service, or obtaining police protection or public safety services. This prohibition applies whether facilitating payments are made directly or through third parties, and regardless of whether the payment is solicited by a Government Official, except in cases of imminent and serious threats to individual health and safety. See the ABC Program for further detail.

Books and Records. MoneyGram is required to keep books, records, and accounts in reasonable detail that accurately reflect the transactions and disposition of Company assets. MoneyGram’s books and records and accounts include, among other things, expense reports, time records, procurement and purchase orders, contracts and agreements, and other documentation. This recordkeeping obligation falls on every employee of MoneyGram. MoneyGram personnel are responsible for reviewing third party invoices and supporting documents to ensure their completeness and accuracy.

Reporting Obligations. All MoneyGram employees and representatives are required to report actual or suspected violations of this Policy, as well as any other illegal, unethical, or improper conduct. MoneyGram’s policy prohibits retaliation against any employee for concerns raised in good faith. MoneyGram employees and representatives are expected to read, understand, and consult this Policy; conduct themselves at all times in a manner consistent with this Policy; and report any known or suspected violation of this Policy, or suspected impending violation, to the MoneyGram Legal Department or your regional compliance leader, by calling the toll-free compliance hotline (1-800-494- 3554), or by reporting online at www.moneygram.ethicspoint.com. Violations of this Policy or the ABC Program may result in disciplinary action up to and including termination.

Questions and requests for preapproval of transactions should be directed to the Legal Department or legalcompliance@moneygram.com.

Related Policies and Procedures.

•	Code of Conduct

•	Anti-Bribery / Anti-Corruption Program

•	Political Contributions Policy

•	Global Due Diligence Policy

•	Global Supplier Management Policy and Procedures

•	Global Travel and Entertainment Policy

© 2015 MoneyGram International Inc. – PROPRIETARY & CONFIDENTIAL – Internal Use Only	5

Attachment I

SERVICE LEVEL AGREEMENT

This Service Level Agreement (this “SLA”) is attached to and a part of that Amended and Restated Master Trust Agreement effective February 1, 2016 between the Parties hereto (the “Agreement”).

Whereas, the Parties wish to further clarify the components of the computer systems used to process money transfers and money orders and to provide for certain service levels applicable to those systems; and

Whereas, the Parties wish to require each other to perform the Agreement in conformance with these service level requirements set forth in this SLA.

Now therefore, the Parties agree that this SLA supplements the Agreement to add the following:

Article 1

1.1	Definitions. All capitalized terms that are not defined herein shall have the meanings ascribed to them in the Agreement. The following defined terms shall be used in this SLA.

1.1.1	MoneyGram Processing System. The MoneyGram Processing System shall mean and include the following components:

(a)	MoneyGram Money Order System: the application(s) processing all money order transactions through MoneyGram’s computer systems that are within MoneyGram’s control.

(b)	MoneyGram Money Transfer System: the application(s) processing all money transfer authorization transactions through MoneyGram’s computer systems that are within MoneyGram’s control.

(c)	MoneyGram Bill Payment System: the application(s) processing all bill payment transactions through MoneyGram’s computer systems that are within MoneyGram’s control.

(d)	MoneyGram Devices: hardware provided by MoneyGram and located in Walmart store locations for use by Walmart customer service associates in providing the Services.

The MoneyGram Processing System shall not mean or include the following components which are components of the Walmart Processing System and shall mean and include the Walmart Processing System:

(a)	Walmart Money Order System: the application(s) processing all money order transactions through MoneyGram’s computer systems that are within Walmart’s control.

(b)	Walmart Money Transfer System: the application(s) processing all money transfer authorization transactions through MoneyGram’s computer systems that are within Walmart’s control.

(c)	Walmart Bill Payment System: the application(s) processing all bill payment transactions through MoneyGram’s computer systems that are within Walmart’s control.

(d)	Walmart Devices: hardware provided by Walmart and located in Walmart store locations for use by Walmart customer service associates and Walmart customers in providing the Services.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

1

1.1.2	Network. Network shall mean communication devices such as routers, switches, firewalls, and load balancers as well as circuits and cabling for connectivity between data centers and computer systems.

1.1.3	Incident. Incident shall mean a Severity 1 incident, a Severity 2 incident or a Severity 3 incident as described in Section 2.13.4.

Article 2

2.1	Service Level Standards. MoneyGram and Walmart respectively agree that they will meet or exceed the following service level standards (“Service Level Standards”) in the provision of the Services:

2.1.1	System Availability. The MoneyGram Processing System will be available for all money transfer authorizations, all bill payment transactions and all money order transactions other than during MoneyGram Scheduled Outages as described in Section 2.2 below. The Walmart Processing System will be available for all money transfer authorizations, bill payment transactions and all money order transactions other than during Walmart Scheduled Outages as described in Section 2.2 below. A MoneyGram Unscheduled Outage shall occur when the MoneyGram Processing System experiences Severity 1 issues as defined in Section 2.13.4(a) below when processing money transfer authorizations, bill payment transactions and/or money order transactions for a period of time in excess of thirty (30) minutes, provided that MoneyGram Unscheduled Outages shall not include any time in which a MoneyGram Scheduled Outage occurs or any outage that is caused by a Walmart Unscheduled Outage. MoneyGram Unscheduled Outage Time shall be the amount of time in excess of thirty (30) minutes (per occurrence) during which a MoneyGram Unscheduled Outage exists. A Walmart Unscheduled Outage shall occur when the Walmart Processing System cannot process money transfer authorizations, bill payment transactions and/or money order transactions for a period of time in excess of thirty (30) minutes. Walmart Unscheduled Outage Time shall be the amount of time in excess of thirty (30) minutes (per occurrence) during which a Walmart Unscheduled Outage exists. A MoneyGram Partial Outage shall occur when the MoneyGram Processing System experiences Severity 1 issues as defined in Section 2.13.4(a) below when processing money transfer authorizations, bill payment transactions and/or money order transactions for a period of time in excess of one (1) minute and less than thirty (30) minutes. A Walmart Partial Outage shall occur when the Walmart Processing System cannot process money transfer authorizations, bill payment transactions and/or money order transactions for a period of time in excess of one (1) minute and less than thirty (30) minutes. MoneyGram Partial Outage(s) shall not exceed thirty (30) minutes within the calendar month and if at any point in time, the cumulative total exceeds thirty (30) minutes, the same remedies will apply as outlined in Section 2.4 below.

2.1.2	Connectivity Redundancy. The MoneyGram Processing System shall be configured to have redundant connectivity. If one Network has severed connectivity and does not respond to money transfer authorization requests or is unable to process bill payment or money order transactions, MoneyGram will automatically reroute all subsequent money transfer authorization requests to the other Network. The Walmart Processing System shall be configured between redundant Networks.

2.2	Scheduled Outages. MoneyGram Scheduled Outages may occur each Sunday (with the exception of any Sundays after the second Sunday of November of each calendar year) during the hours of 00:01 to 05:00 Central Time. Walmart Scheduled Outages may occur as reasonably required by Walmart. Walmart will provide MoneyGram with forty-eight (48) hours advance notice of any Walmart Scheduled Outage, including the reason(s), date(s) and anticipated time(s) for the outage. Other MoneyGram Scheduled Outages may occur from time to time. MoneyGram will provide Walmart with forty-eight (48) hours advance notice of any other MoneyGram Scheduled Outage, including the reason(s), date(s), and anticipated time(s) for the outage. If Walmart does not object to the MoneyGram Scheduled Outage in

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

2

writing within twenty-four (24) hours after receipt of notice, then Walmart shall be deemed to have agreed to the MoneyGram Scheduled Outage as specified in the notice. If Walmart objects to the planned MoneyGram Scheduled Outage, it shall state the reasons for such objection and the Parties shall work together in good faith to arrive at a mutually agreeable solution. Walmart will not unreasonably withhold or delay consent to any MoneyGram Scheduled Outage.

2.3	Evaluation and Reporting of Service Level Standards. Within fifteen (15) calendar days after the end of each calendar month during the term of the Agreement, each party will provide the other with an accurate written and graphical evaluation of its performance of each of the Service Level Standards during the just concluded calendar month. For any month in which a party did not meet a Service Level Standard, the written evaluation shall include a corrective action plan describing root cause(s) for the failure and steps being taken to prevent the reoccurrence of such failure.

2.4	Failure to Meet Service Level Standards.

2.4.1	In the event there is a MoneyGram Unscheduled Outage with respect to which MoneyGram Unscheduled Outage Time exceeds thirty (30) minutes, MoneyGram shall pay Walmart the following amount as liquidated damages: [*]. The average commissions shall be calculated based on the previous calendar quarter’s transactions. If at any time there are one or more MoneyGram Unscheduled Outages per month in any three (3) consecutive calendar months that result in a substantial impact to Walmart’s ability to provide money order, bill payment and/or money transfer services at Walmart store locations (resulting in a decrease of [*]% or more of the total revenue generated), Walmart may terminate the Agreement upon thirty (30) days written notice to MoneyGram. Any notice of termination shall be given within sixty (60) days following the event giving rise to the right to terminate.

2.4.2	Walmart and MoneyGram agree that during any MoneyGram Unscheduled Outage or Walmart Unscheduled Outage, they will respond immediately to reasonable requests from the other for data or other information requested for the purpose of resolving such MoneyGram Unscheduled Outage and/or Walmart Unscheduled Outage.

MoneyGram and Walmart agree to provide to one another a report on or before the fifteenth (15) day of each calendar month that lists all MoneyGram Unscheduled Outages or Walmart Unscheduled Outages, as applicable, that occurred during the prior calendar month.

2.5	Monitors and Alerting. MoneyGram shall monitor the MoneyGram Processing System for availability and capacity. MoneyGram shall immediately investigate any substantial reduction in capacity or any substantial unavailability of the MoneyGram Processing System and shall use its commercially reasonable efforts to report to Walmart’s Field Support within thirty (30) minutes of its discovery of any reduction in capacity and/or unavailability. Alerting shall be accomplished via industry standard protocols and methods as agreed upon by the Parties. Walmart shall monitor the Walmart Processing System for availability and capacity. Walmart shall immediately investigate any substantial reduction in capacity or any substantial unavailability of the Walmart Processing System and shall use its commercially reasonable efforts to report to MoneyGram within thirty (30) minutes of its discovery of any reduction in capacity and/or unavailability. Alerting shall be accomplished via industry standard protocols and methods as agreed to by the Parties.

2.6	Contacts. Each party will provide a single, primary point of contact in case of technical questions or emergencies, and a backup contact, in case the primary is not available.

2.7	Walmart Home Office Policy Changes. With respect to communication of Walmart’s Home Office policy changes to Walmart’s associates, MoneyGram will make reasonable efforts to provide associates at Walmart locations with directions as outlined in the procedural reference material supplied from Walmart. Walmart agrees to provide updated procedural reference material to MoneyGram that reflects Home Office policy changes.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

3

2.8	Transactional Support Center.

2.8.1	Beginning no later than June 30, 2016, MoneyGram shall provide a segregated and dedicated Walmart service support team with procedural and technical knowledge and awareness of the Services to provide call center support in Spanish and English, with a dedicated Walmart toll-free number to be used by Walmart associates. MoneyGram will provide this support 24 hours per day, 7 days per week, 365 days per year. MoneyGram will make its best efforts to provide translation services for any other languages if it is unable to support those languages with in-person call center staff.

2.8.2	The consolidated average speed of answer for the dedicated Walmart-specific toll-free number will not exceed [*] during each calendar month. The average speed of answer will be calculated by taking the total delay in seconds and dividing it by the number of calls. MoneyGram shall not be required to meet the [*] average speed of answer during any month in which an event or events occur that are outside MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System or (iv) weather emergencies and other Force Majeure Events which result in MoneyGram’s inability to meet the [*] average speed of answer.

2.8.3	The abandonment rate for calls to MoneyGram’s dedicated Walmart toll-free number by Walmart associates will not exceed [*] during each calendar month. MoneyGram shall not be required to satisfy the [*] abandonment rate during any month in which an event or events occur that are outside MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates, (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System, (iv) weather emergencies and other Force Majeure Events which result in MoneyGram exceeding the [*] abandonment rate.

2.8.4	MoneyGram will participate in monthly call center monitor sessions with Walmart during which two (2) calls from customers utilizing MoneyGram services at a Walmart location are monitored and then discussed via conference call. Recordings of any calls to MoneyGram’s call center will at all times remain in MoneyGram’s possession and control.

2.8.5	If Walmart becomes aware of any event or activity, whether or not within Walmart’s control, that could reasonably be expected to result in an increase in call center support volume, Walmart shall promptly notify MoneyGram of such event or activity, and, in any event, shall use commercially reasonable efforts to provide MoneyGram with reasonable advanced notice of such events or activities.

2.9	Technical Support Center.

2.9.1	MoneyGram will provide Walmart with technical support via telephone twenty-four (24) hours per day, seven (7) days per week, three hundred and sixty-five (365) days per year for the purposes of problem identification and corrections and assistance from MoneyGram for all Software, Hardware, Procedures, and Operations associated with the MoneyGram Processing System. Walmart will route calls relating to the Walmart Processing System through its own technical support call center and will resolve all problems that do not relate to the MoneyGram Processing System.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

4

2.9.2	The average speed of answer for the calls to MoneyGram’s technical support center by Walmart’s associates will not exceed [*] during each calendar month. The average speed of answer will be calculated by taking the total delay in seconds and dividing it by the number of calls. MoneyGram shall not be required to meet the [*] average speed of answer during any month in which an event or events occur that are outside MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates, (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System or (iv) weather emergencies and other Force Majeure Events which result in MoneyGram’s inability to meet the [*] average speed of answer; provided, however, upon the occurrence of a Force Majeure Event, MoneyGram will immediately implement its BCDR, if appropriate, in accordance with the Agreement.

2.9.3	The abandonment rate for the calls to MoneyGram’s technical call center by Walmart associates will not exceed [*] during each calendar month. MoneyGram shall not be required to satisfy the [*] abandonment rate during any month in which an event or events occur that are outside MoneyGram’s reasonable control, including but not limited to, (i) MoneyGram’s receipt of training-related calls from Walmart’s associates, (ii) outages in the Walmart Processing System, (iii) MoneyGram’s receipt of calls for support relating to Walmart’s Processing System or (iv) weather emergencies and other Force Majeure Events which result in MoneyGram exceeding the [*] abandonment rate; provided, however, upon the occurrence of a Force Majeure Event, MoneyGram will immediately implement its BCDR, if appropriate, in accordance with the Agreement.

2.9.4	If Walmart becomes aware of any event or activity, whether or not within Walmart’s control, that could reasonably be expected to result in an increase in technical support center volume, Walmart shall promptly notify MoneyGram of such event or activity, and, in any event, shall use commercially reasonable efforts to provide MoneyGram with reasonable advance notice of such events or activities.

2.10	Failure to Meet Call Center Standards. In the event that MoneyGram fails to meet any of the call center standards set out in Sections 2.8.2, 2.8.3, 2.9.2 or 2.9.3, MoneyGram shall pay Walmart the following amount as liquidated damages: [*]; provided that MoneyGram will not be required to pay such amount if such failure is caused by a MoneyGram Unscheduled Outage for which MoneyGram must pay liquidated damages under Section 2.4.1.

2.11	Escalation process. For problem resolution requiring Walmart assistance, MoneyGram will maintain line connection until Walmart’s associate is connected to the appropriate next level of service.

2.12	Contact information. MoneyGram will provide as updated, call center contact information to Walmart.

2.13	Escalation Procedures to Walmart. The following definitions of escalation levels are to be used as guidelines by MoneyGram personnel to define when any problem or issue will be escalated to the next defined level and what notifications Walmart is to receive when that internal escalation occurs. The activities identified are the minimum required and, upon the mutual written agreement of both MoneyGram and Walmart, can be supplemented by further actions during the course of the issue or problem in order to affect a resolution.

2.13.1	Walmart Provided Support. Walmart is to provide First Level Support, including basic help desk functions to Walmart locations (“First Level Support”). Typically, First Level Support will include pinging devices, insuring hardware is connected properly, some first level software troubleshooting, ensuring that flags are turned on to support the money order machines, providing product information, configuration guidance and assistance, product and problem analysis, fact and information gathering for correction of problems, as well as attempts to duplicate problems. Walmart is also responsible for all costs for support associated with or relating to Walmart including connectivity to the Walmart routers located at MoneyGram facilities.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

5

2.13.2	MoneyGram Provided Support. Second Level Support will be provided by MoneyGram’s technical support center in the event First Level Support from Walmart is unable to resolve a problem when problem is identified as pertaining to MoneyGram. Walmart will notify MoneyGram of the required second level support via telephone. MoneyGram’s second level support may include a more detailed diagnosis service for identifying complex problems, errors and design faults that cannot be resolved by First Level Support.

If a problem cannot be resolved with Second Level Support, MoneyGram will provide Walmart with a dedicated Program Manager until the problem has been resolved, to provide detailed, in-depth product and problem analysis/solutions, and use all commercially reasonable efforts to duplicate problems. MoneyGram will also provide Walmart with reasonable access to senior technical consultants within MoneyGram for final confirmation and resolution of problem analysis and to formally escalate any unresolved problems to MoneyGram’s senior management. In the event that Third Level support is engaged for any problem, MoneyGram is required to escalate via Walmart’s Network Operation Center.

2.13.3	Escalation Procedures from Walmart. The following definitions of escalation levels are to be used as guidelines by Walmart personnel to define when any problem or issue will be escalated to the next defined level within MoneyGram. The activities identified are the minimum required and upon the mutual written agreement of both MoneyGram and Walmart, can be supplemented by further actions during the course of the investigation in order to affect a resolution for the issue or problem.

2.13.4	Severity Designations and Definitions. MoneyGram and Walmart agree to the following severity designations and definitions for reporting problems to MoneyGram. Walmart and MoneyGram will reasonably and in good faith designate severity.

(a)	Severity 1.

The MoneyGram Processing System abnormally stops or program function cannot be used and no usable work-around exists. Resulting situation is critical to the operation of the business at the Walmart Agent Locations. A Timeout shall be considered severity 1. A “Timeout” shall occur when, as measured response time from the MoneyGram Processing System to the Walmart router(s), 100 transactions within a ten (10) minute period of time exceed a response time of [*].

(b)	Severity 2.

Function of the MoneyGram Processing System cannot be used or impacts Walmart operations, but a manual usable work-around exists. This would exclude Timeouts which result in a retry. Resulting situation has some material and adverse impact on operation of the business across Walmart’s Network and work-around allows business to continue with minor restrictions.

(c)	Severity 3.

MoneyGram Processing System issue causes Walmart negligible immediate impact, yet is desirable to resolve because of restrictions to operations or usability issues to Walmart personnel.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

6

2.13.5	Response Times. MoneyGram and Walmart agree to the following response times schedule for Incident reported to MoneyGram utilizing the above Severity Designations and Definitions defined in Section 2.13.4. Three (3) or more failures (in a single calendar month) by MoneyGram to meet the following maximum response times shall result in liquidated damages (based on a reasonable estimate of the commissions and damages Walmart would sustain in the event of MoneyGram’s failure to meet such response requirements) to be paid by MoneyGram of [*] for that calendar month, to be paid within fifteen (15) days of the end of that calendar month.

(a)	Severity 1.

Thirty (30) minute response with commercially reasonable efforts at initial diagnosis and problem solving at Second and Third levels of Support. MoneyGram will use all commercially reasonable efforts to provide workaround(s) or problem resolution within one (1) hour of initial escalation to Second Level Support. Hourly updates on progress from MoneyGram to Walmart until a workaround is provided, with MoneyGram personnel working around the clock to provide the workaround.

(b)	Severity 2.

Sixty (60) minute response with commercially reasonable efforts at initial diagnosis and problem solving at Second and Third levels of Support. MoneyGram will use all commercially reasonable efforts to provide additional workaround(s) or problem resolution within two (2) hours of initial escalation to Second Level Support. Hourly updates on progress from MoneyGram to Walmart until a workaround is provided.

(c)	Severity 3.

Four (4) hour response with commercially reasonable efforts at initial diagnosis and problem solving at Second and Third Levels of Support. MoneyGram agrees to use all best efforts to provide additional workaround(s) or problem resolution within 2 days of initial escalation to Second Level Support and to provide daily updates on progress to Walmart until a workaround is provided.

2.13.6	Remedy Ticket System. Walmart will grant MoneyGram access to its Remedy Ticket System, for purposes of tracking all service requests. MoneyGram agrees to respond via remedy ticket updates and will input information inclusive of the daily issue logs into this system for purposes of tracking progress against such requests. Priority 1 issues, from MoneyGram to Walmart, may also be reported via telephone; however, the Remedy Ticket System will still be utilized for tracking purposes and follow-up of these issues. Severity 1 issues from Walmart to MoneyGram must be reported via telephone to MoneyGram; however, the Remedy Ticket System will still be utilized for tracking purposes and follow-up of these issues. MoneyGram will provide Walmart updates on outstanding issues as reasonably required.

The following provisions shall apply to the Co-Branded Site:

I.	MoneyGram System and Website:

A.	Availability.

1.       Uptime. MoneyGram shall ensure that the Co-branded Site (“MoneyGram Systems”) maintains monthly uptime and availability of [*] year round and [*] during November 1st – January 10th (the “Holiday Freeze Period”) 24 hours a day, 7 days a week (“24x7”). MoneyGram Systems are defined as one or more connected or unconnected computers, peripheral devices, website(s) software, data, program communications, facilities, and computer networks related to the Co-branded Site. Uptime and availability shall include the ability of a customer to perform Transactions on the Co-branded Site.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

7

2.       Performance Standards. MoneyGram shall meet the following performance standards for page loads occurring on the Co-branded Site (“Performance Tiers”). Performance should be measured internally by MoneyGram at the server/kernel level, or externally by a 3rd party service (e.g. Keynote) at the Internet backbone.

From the Effective Date until the termination of the Co-Branded Website Addendum, the Performance Tiers shall be:

•	Performance Tier 1: Geometric mean not to exceed [*] for full page download;

•	Performance Tier 2: [*] of all transactions should load in [*] or less;

•	Performance Tier 3: [*] of all transactions should load in [*] or less.

For the purposes of the SLA, performance will be measured over a consecutive 3-day window. If performance does not meet the Performance Standards outlined above, MoneyGram shall be considered in breach of the SLA.

3.       Performance Monitoring. Performance standards will be monitored by MoneyGram and by an independent 3rd party service, such as Keynote, Webmetrics or Gomez for Walmart.com. Performance standards need to conform to Performance Tiers.

B.	Redundancy, Scalability and Stress Testing.

1.       Capacity Planning. At least once a year, Walmart shall provide MoneyGram with the current year’s peak capacity numbers for orders per hour. MoneyGram systems shall support at least [*] above projected peak capacity. This capacity should be over and above any other capacity requirements for other systems or customers.

2.       Redundancy. MoneyGram System architecture should be designed for redundancy and to minimize single points of failure. MoneyGram shall have a standby backup server for fallover for any servers critical to Walmart file processing. MoneyGram will provide a one (1) page system architecture overview.

3.       Stress Testing. In preparation for peak loads, MoneyGram shall set up stress testing within ninety (90) days prior to the Holiday Freeze Period to fully prepare for peak traffic, based on projected peak capacity and cumulative capacity calculations.

II.	Change Freeze Restrictions.

A.       Change Freeze Dates. In order to minimize any risk of an unscheduled outage that disrupts customers and sales during the busiest time of year, Walmart imposes a Holiday Freeze Period on system changes. With the exception of a scheduled MoneyGram main transaction system maintenance on the 2nd Sunday in November from 1:00-05:00 AM CST, MoneyGram may not make any changes to their site or Services during the Holiday Freeze Period without prior written approval from Walmart.

B.       Holiday Freeze Preparedness. All planned maintenance, security patches, system upgrades, IP address changes, etc. must be completed prior or after the Holiday Freeze Period. With the exception noted in II(A) above, no changes will be made on the Walmart system during the Holiday Freeze Period.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

8

III.	Management of Systems

A.       Monitoring. MoneyGram shall monitor the MoneyGram System every [*] for compliance with the service levels defined in section I.A and any other metrics that Walmart deems necessary in order to ensure service level agreement compliance.

B.       Scheduled Maintenance and Unscheduled Outages. Scheduled maintenance requires [*] prior written notice, as outlined in Appendix B. MoneyGram System availability during unscheduled outages must comply with the availability service levels as defined in section I.A and be reported to Walmart within 5 working days using the COE form attached as Appendix A.

C.       Mean Time To Recover: MoneyGram shall meet the following problem resolution standards (“Problem Tiers”):

•	Tier 1: at least [*] of the problems (mainly simple issues) should be resolved in [*];

•	Tier 2: of the remaining [*], at least [*] of the problems (complex issues) should be resolved in [*];

•	Tier 3: the remaining [*] of the problems (disaster level issues) should be resolved in [*].

D.       Backup. MoneyGram is responsible for making a complete backup of the MoneyGram System [*], with incremental backups [*]. Backup data shall be kept for at least [*], and encrypted if moved offsite to an offsite storage location. MoneyGram shall notify Walmart of any such offsite storage location and MoneyGram shall be responsible for maintaining and providing Walmart with access, when in electronic form, to the server logs of activity on the MoneyGram System on a real time basis for up to [*].

E.       Continuity Management. MoneyGram shall have an adequately tested continuity plan in place which identifies critical IT resources in case of a disaster within or around the geographic location of MoneyGram’s main IT source, allowing a return to functionality which complies with this service level agreement within one day.

F.       File Transfer Methods. Files will be sent using either EDI, XML, or Webservices.

IV.	Testing Environments

In order to support the Walmart monthly release schedule, MoneyGram shall establish a development and production testing environment and Walmart shall have access to such environment at all times.

V.	Technical Support; Contacts:

A.       Issue Escalation. MoneyGram will provide Walmart with 24x7 access to an escalation path from technicians up to the executive level, for reporting of a failure of service levels and/or functionality of the Walmart website and triage instructions to be used in the implementation process and resolution. MoneyGram shall have a 24x7 staffed Network Operating Center (“NOC”) to monitor the MoneyGram Systems.

B.       Escalation Contacts. MoneyGram must provide 3 levels of escalation contacts for 24x7 support and provide Walmart for each escalation contact with the following: Name, Title, email, Business phone, cell phone. MoneyGram’s escalation contacts as of the Effective Date are identified below. MoneyGram may change the escalation contacts upon written notice to Walmart in accordance with the Agreement and to the Walmart contact for notices under this SLA as set forth in Section V(C).

Level 1: 24x7 Support

Level 2: Management

Level 3: Senior Management

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

9

C.       Notices. The Walmart contact for any notices pursuant to this SLA, including notice for any scheduled or unscheduled downtime, security breaches, or any other failure of service levels and/or functionality of the MoneyGram System is Walmart.com NOC/Site Operations at (650) 837-5555, email: siteops@Walmart.com.

VI.	Failure to Meet Service Level Agreements:

A.	Service Credits.

If MoneyGram fails to maintain uptime and availability, as set forth in Section I.A of this Service Level Agreement, Walmart will be entitled to receive the following amounts from MoneyGram:

1.       Walmart shall receive a payment (the “Downtime Payment”) equal to: [*]; provided, however that MoneyGram shall not be required to pay such Downtime Payment if the same events require MoneyGram to make a payment under the terms of this SLA.

2.       Example: Assume (i) MoneyGram’s service was down for 720 minutes (12 hours) in June, (ii) Walmart Commissions for Transactions occurring in May were $10,000 and (iii) there are 44,640 (minus any scheduled outage time in minutes) minutes in the month of May. Then, [*] and the Downtime Payment would be equal to [*].

Downtime Payments, if any, are calculated on a calendar month basis. No Downtime Payment is due unless Walmart provides MoneyGram with written notice (which in this case may include email) of failure to comply with this section. The total Downtime Payments for downtime occurring during any calendar month, outside of Holiday Freeze Period, will not exceed one third (1/3) of the Walmart Commission payable by MoneyGram to Walmart for Transactions occurring during the same calendar month. Downtime Payments during the Holiday Freeze Period are double the normal Downtime Payments. The monthly cap on Downtime Payments for downtime occurring during Holiday Freeze is two thirds (2/3) of the Walmart Commission payable by MoneyGram to Walmart for Transactions occurring during a Holiday Freeze Period calendar month.

Any Downtime Payment due hereunder will be paid to Walmart with the next Walmart Commission payment to be made to Walmart under the terms of the Agreement. If the Co-Branded Website Addendum is terminated before such payment can be made to Walmart, MoneyGram shall make such payment to Walmart within 30 days of the end of the calendar month in which the applicable downtime triggering the Downtime Payment occurred.

B.       3rd Party Switch. When service level failures occur, Walmart shall have the right, at its discretion, to turn off MoneyGram using the 3rd party switch. This will disable communication between the Walmart.com website and the MoneyGram system until such problems are resolved to Walmart’s reasonable satisfaction.

C.       Cure Period and Termination of Agreement. If MoneyGram is in breach of any provision of this SLA, MoneyGram shall be provided notice of failure to comply in writing and be given a [*] period to bring the MoneyGram System into compliance, so that service levels can be restored in compliance with this SLA. If service is not resumed under the terms of this agreement within the [*] cure period, Walmart may, at its discretion, terminate the Agreement.

CONFIDENTIAL

[*]	Please refer to footnote on page 1 of this Exhibit 10.1.

10

APPENDIX A

Commitment of Excellence

TO:

FROM:

SUBJECT:

DATE:

Issue

Impact

Action Log

Root Cause

Repeating Problem

Action for Resolution

Immediate Action Items.

Future Enhancements for prevention.

APPENDIX B

Walmart Notification Procedures

Scheduled Maintenance

1.)	We require 5 days prior written notice of any scheduled outage on MoneyGram Systems. Please include the exact nature and reason for the maintenance and any specific instructions. For example, if you have a front-end switch to the website, should we disable the switch during the outage? For back end file processing, our system requires that we turn off file processing prior to the outage. This will avoid the necessity of manually resending files once connectivity is restored.

2.)	Immediately prior to actually taking the server down, please call or email SiteOps (650-837-5555) to state that the maintenance is about to begin, and the anticipated length of the outage. It is at this point that SiteOps will suspend outbound file processing.

3.)	Upon completion of the maintenance, please call or email SiteOps again to let them know file transfer can resume.

Note: We will not turn on file transfer to you until we receive this notification.

4.)	With the exception noted in Section II(A), no scheduled maintenance should be planned during the holiday season (November 1 – January 10). If anything should arise that requires immediate attention, prior written notification is required. Should scheduled maintenance become necessary, very stringent guidelines are in place (for example, no security patches), and good communication needs to be in place.

Unscheduled Outage

1.)	In the event of an unscheduled outage, immediate notification to SiteOps (650-837-5555) is required. Please describe the details of the outage as available, the portion of the system affected, and an estimate of when you expect to be back in operation.

2.)	If the outage persists for more than 2 hours, please call or email with a status report every 2 hours until connectivity is restored.

3.)	When connectivity is restored, please call SiteOps immediately, so we can resume outbound file processing.

4.)	Our procedure requires that we open a Remedy ticket for tracking purposes and to notify Walmart personnel of the outage.

5.)	Upon restoration of services, please call or email SiteOps, so we can turn on Outbound file processing.

6.)	Upon conclusion of the event, we require the COE [Correction of Error – Appendix A] which describes the event that occurred, why it occurred, and what procedural changes you plan to prevent this type of event in the future.

7.)	Upon receipt of the COE document, the Remedy ticket will be closed.

Contact Info: SiteOps [24/7], SiteOps@Walmart.com, 650-837-5555

If your EDI communication is affected, please also send a notification to: gem@Walmart.com. This notifies the EDI Development group in Bentonville.

IP Address Changes

1.)	Like all scheduled changes, an IP address change requires prior written notification and coordination with the 3rd Party Office. Please contact the office with your request. Upon validation that the correct IP addresses have been submitted, we will process the change, which requires both Security and Change Control approval. If a DNS change is also required, please indicate. Only hard coded IP addresses are allowed in the firewall. We do not allow URLs.

2.)	Once the IP address has been added to the appropriate Walmart.com firewall, we will contact you to test and validate connectivity.

3.)	You should plan a week or more in advance for these changes. Again, no IP address changes are allowed during holiday freeze, so plan accordingly.

System Upgrades

1.)	System upgrades need to be coordinated carefully with Walmart. Changes include, but are not limited to, facilities moves, new IT outsource partners, software changes, such as SAP or changes from Unix to Linux. System upgrades also include new hardware architecture being added for system redundancy or disaster recovery. Whatever the reason for the change, please notify your account team and the 3rd Party Office in plenty of time to plan.

2.)	Walmart maintains a full test environment, and engineering staff is available to help test. Please contact the 3rd party office to discuss the type of change you’re making. We will arrange for the proper resources to test these changes. All changes must be tested in the Test environment and verified, prior to making any changes in Production.

If a change appears not to require a scheduled outage, but can potentially affect file flow, please use the contact procedures to validate the change with Walmart. That way, changes can be validated immediately, rather than waiting for problems to arise.

Attachment J

[Data Sharing, POCS Data and License Attachment – Attached]

[*]

[*]	4 total pages have been redacted from Attachment J. Please refer to footnote on page 1 of this Exhibit 10.1.

Attachment L

WALMART INFORMATION SECURITY ADDENDUM

Wal-Mart Stores, Inc. (“Walmart”) and MoneyGram Payment Systems, Inc. (“MoneyGram”) (each a “Party” and collectively the “Parties”) have entered into the Amended and Restated Master Trust Agreement (the “Agreement”). This Information Security Addendum (the “Addendum”) sets forth the Parties’ mutual understanding relating to the privacy and security of Walmart Information and Walmart systems.

Whereas the Parties agree that, as a result of the engagement contemplated by the Agreement, MoneyGram will have access to Walmart Information and/or Walmart systems; and

Whereas both Parties wish to meet their legal obligations with respect to access to and potential use and disclosure of Walmart Information and/or Walmart systems;

Therefore, in consideration of the foregoing, the promises and covenants contained in the Agreement, and for other good and valuable consideration, the receipt and the sufficiency of which is hereby acknowledged, the Parties agree as follows:

A.	Definitions. For the purposes of this Addendum, the terms below have the following meanings whenever capitalized:

“Claims” means all claims, requests, accusations, allegations, assertions, complaints, petitions, demands, suits, actions, proceedings, causes of action, and judgments.

“Costs” means expenses of any kind, including attorneys’ fees, litigation costs, investigatory costs, costs of providing notice to any person or organization in the event of a Data Incident, and costs of providing consumer protection services to any person in the event of a Data Incident, including credit monitoring or identity restoration services.

“Data Incident” means any reasonably suspected or actual unauthorized access to or acquisition, disclosure, use, or loss of Walmart Information (including hard copy records) or breach or compromise of MoneyGram’s Security Program that presents a potential threat to any Walmart Information or Walmart system.

“ISD” means Walmart’s Information Systems Division.

“Privacy and Security Requirements” means all of the following: (i) all legal requirements (federal, state, local, and international laws, rules and regulations, and governmental requirements) currently in effect and as they become effective, relating in any way to the privacy, confidentiality, integrity, availability, or security of Walmart Information; (ii) all industry standards concerning privacy, data protection, confidentiality, integrity, availability, or security of information, including without limitation, the Payment Card Industry Data Security Standard, and any other similar standards; (iii) all policies, statements, or notices that are provided to MoneyGram in writing; and (iv) all controls required by the ISD Security Review, including secure coding standards.

“Security Program” means a comprehensive written information security program described below in Section C.

“Security Review” refers to ISD Security’s assessment and evaluation of MoneyGram’s Security Program and its engagement with Walmart.

“Walmart Information” means the following, regardless of form or the media in which it is maintained, that may be accessed, used, or disclosed to MoneyGram in connection with or incidental to the performance of services for or on behalf of Walmart or by any other means:

1.	Any information relating to an identified or identifiable individual irrespective of whether such individual is a Walmart customer, employee, or other status (including, but not limited to, name, postal address, email address, telephone number, date of birth, Social Security number, driver’s license number, other government-issued identification number, financial account number, credit or debit card number, insurance ID or account number, health or medical information, consumer reports, background checks, biometric data, digital signatures, any code or password that could be used to gain access to financial resources, or any other unique identifier);

2.	Non-public business information; and

3.	Any information marked “Highly Sensitive” or “Sensitive” or defined as “Confidential” by the Agreement, or information that MoneyGram should reasonably believe to be confidential.

B.	Acknowledgement. MoneyGram acknowledges that it is solely responsible for the confidentiality and security of Walmart Information in its possession, custody, or control, or for which MoneyGram is otherwise responsible.

C.	Security Program. MoneyGram has implemented and shall maintain a Security Program that complies with Privacy and Security Requirements and incorporates industry best practices. MoneyGram’s Security Program includes appropriate administrative, technical, and physical safeguards; assures the confidentiality, availability, integrity, and security of Walmart Information and Walmart systems; and includes at least the following safeguards:

1.	Appropriate user authentication controls, including secure methods of assigning, selecting, and storing access credentials, restricting access to active users, and blocking access after a reasonable number of failed authentication attempts.

2.	Secure access controls, including controls that limit access to Walmart Information to individuals that have a demonstrable genuine business need-to-know, supported by appropriate policies, protocols, and controls to facilitate access authorization, establishment, modification, and termination.

3.	Appropriate and timely adjustments to MoneyGram’s Security Program based on: periodic risk assessments; regular comprehensive evaluations (such as third-party assessments) of MoneyGram’s Security Program; monitoring and regular testing of the effectiveness of safeguards; and a review of safeguards at least annually or whenever there is a material change in MoneyGram’s technical environment or business practices that may implicate the confidentiality, availability, integrity, or security of MoneyGram’s information systems.

4.	Appropriate, ongoing training and awareness programs designed to ensure workforce members and others acting on MoneyGram’s behalf are aware of and adhere to Security Program policies, procedures, and protocols.

5.	Monitoring of systems designed to ensure data integrity and prevent loss or unauthorized access to, or acquisition, use, or disclosure of, Walmart Information.

6.	Technical security measures, including firewall protection, antivirus protection, security patch management, logging of access to or use or disclosure of Walmart Information, intrusion detection, and encryption of data in transit and at rest.

7.	Physical facility security measures, including access controls, designed to restrict access to Walmart Information to individuals described in Section C.2.

8.	Logical segmentation of Walmart Information from data of others, but especially any Walmart competitor.

D.	Supervision. MoneyGram shall exercise necessary and appropriate supervision over its relevant employees and others acting on its behalf to maintain confidentiality, integrity, availability, and security of Walmart Information.

E.	Mobility and Transfer of Data.

1.	Walmart Information that is classified by Walmart as Highly Sensitive Data or Sensitive Data shall not be stored on or transported via a laptop, any other mobile device, or any removable storage media, including USB, thumb drives, DVDs, or CDs, unless such devices or media are encrypted using an encryption methodology approved in writing by ISD Security.

2.	All electronic data transfers of Walmart Information classified by Walmart as Highly Sensitive Data or Sensitive Data must be accomplished via secure FTP or other protocol or encryption methodology approved in writing by ISD Security.

3.	Any physical removal or transfer of Walmart Information classified by Walmart as Highly Sensitive Data or Sensitive Data from Walmart’s or MoneyGram’s facilities shall be conducted only according to controls developed or approved in writing by ISD Security.

4.	Walmart Information may not be transferred, stored, or processed outside the country in which MoneyGram receives it without prior written approval from Walmart, inclusive of transfers to subcontractors or agents, notwithstanding the provisions of Section G.

F.	Data Incidents.

1.	MoneyGram agrees to immediately notify Walmart’s Emergency Operations Center by phone (479.277.1001) of any Data Incident. While the initial phone notice may be in summary form, a comprehensive written notice should be given within 48 hours to Walmart’s Privacy Office, 702 SW 8th Street, Bentonville, AR and its Chief Information Security Officer, 805 Moberly Lane, Bentonville, AR. The notice shall summarize in reasonable detail the nature and scope of the Data Incident (including a description of all Walmart Information affected) and the corrective action already taken or to be taken by MoneyGram. The notice shall be timely supplemented to the level of detail reasonably requested by Walmart, inclusive of relevant investigative or forensic reports.

2.	MoneyGram shall promptly take all necessary and advisable corrective actions, and shall cooperate fully with Walmart and its designees in all reasonable efforts to investigate the Data Incident, mitigate adverse effects, and prevent recurrence. Such cooperation shall include responding to Walmart’s inquiries about the Data Incident in a timely fashion. In the event of a Data Incident, Walmart’s point of contact at MoneyGram will be:

Betty Elliott

VP –Information Security

MoneyGram Payment Systems, Inc.

2828 N. Harwood Street

Dallas, TX 75201

phone: (214) 999-7697

email: belliott@moneygram.com.

3.	The Parties shall collaborate on whether it is necessary or advisable to provide notice of the Data Incident to any person, governmental entity, the media, or other party. The Parties shall collaborate on the content of the notice. Walmart will make the final determination as to whether notice will be provided and to whom, the content of the notice, and which Party will be the signatory to the notice.

G.	Third Parties. MoneyGram may transfer, disclose, or otherwise provide access to Walmart Information (including through use of third party hosting or cloud services) only to the following parties:

1.

Any subcontractor or agent that MoneyGram engaged prior to executing the Agreement if: (i) the subcontractor or agent, including the proposed access to Walmart Information by the subcontractor or agent, was evaluated in a manner substantially similar to a Security Review; (ii) the subcontractor or agent maintains an information security program substantially equivalent to the Security Program required of MoneyGram by this Addendum; (iii) MoneyGram has executed an agreement with the subcontractor or agent that is substantially equivalent to this Addendum; and (iv) the subcontractor or agent has a demonstrable genuine business need-to-know for all Walmart Information to which it is provided access.

2.	Any subcontractor or agent that MoneyGram engages following execution of the Agreement if: (i) Walmart is permitted, at its option, to conduct a Security Review to evaluate MoneyGram’s engagement of the subcontractor or agent and security controls implemented by that subcontractor or agent; (ii) the subcontractor or agent maintains an information security program substantially equivalent to the Security Program required of MoneyGram by this Addendum; (iii) MoneyGram has executed an agreement with the subcontractor or agent that is substantially equivalent to this Addendum and preserves for Walmart or MoneyGram the rights available to Walmart pursuant to Sections F and K of this Addendum; (iv) the subcontractor or agent has a demonstrable genuine business need-to-know for all Walmart Information to which it is provided access; and (v) Walmart provides prior written approval to MoneyGram authorizing the sharing, transfer, disclosure, or access.

3.	Any other party that is not a subcontractor or agent only with prior written notice to and prior written approval of Walmart.

H.	Notice of Process. In the event MoneyGram receives a governmental or other regulatory request for, or legal process requesting, any Walmart Information, MoneyGram shall immediately notify Walmart’s Legal Department in order that Walmart will have the option to defend such action. MoneyGram shall reasonably cooperate with Walmart in such defense.

I.	Notice of Individual Requests and Complaints. MoneyGram shall immediately notify Walmart in the event that MoneyGram receives complaints of any kind from individuals relating to the privacy, confidentiality, or security of Walmart Information. MoneyGram shall not respond to any such request or complaint without Walmart’s prior written approval.

J.	Use Restrictions. Unless Walmart provides prior written approval, MoneyGram shall not use, access, disclose, reconfigure, re-identify, or aggregate Walmart Information, nor permit any of the foregoing, for any purpose other than performing services pursuant to the Agreement, fulfilling the obligations of this Addendum, or as strictly necessary to comply with law.

K.	Security Review and Assessment.

1.	ISD Security may conduct a Security Review when determined reasonably required by Walmart.

2.	At Walmart’s request, MoneyGram shall provide Walmart copies of its data privacy and security policies and procedures that apply to Walmart Information. MoneyGram also may be asked, upon Walmart’s reasonable request, to submit written responses to questions regarding its privacy and information security practices that apply to Walmart Information. MoneyGram shall submit written responses within 10 business days of receipt of Walmart’s request.

3.	MoneyGram shall provide ISD Security with an opportunity to conduct a privacy and security assessment of MoneyGram’s Security Program and systems and procedures. Such assessment may be conducted on-site by Walmart personnel or Walmart’s contracted third party assessors or through surveys and interviews , at the option of Walmart. Such assessment may be conducted no more than once per year, or more frequently in the event of any Data Incident. When an on-site assessment will be conducted, Walmart shall provide MoneyGram with reasonable advance notice of not less than 15 business days, except in the event of a Data Incident or if Walmart has a reasonable basis to believe MoneyGram may not be in compliance with this Addendum, in which case advance notice shall be not less than 48 hours.

4.	MoneyGram shall provide Walmart with notice of any findings that are likely to adversely impact Walmart Information or Walmart systems that are identified through any security assessment or review of MoneyGram’s systems or Security Program performed by MoneyGram or a third party, including vulnerability and penetration assessments. Notice of these findings may be provided in the form of a written summary. MoneyGram shall keep Walmart timely informed of its remediation efforts to address these findings.

L.	Compliance. MoneyGram shall comply with all applicable Privacy and Security Requirements.

M.	Security Certification. MoneyGram shall maintain a level of security certification or assessment consistent with best practices and conducted by a qualified third party reasonably acceptable to Walmart. Such certifications shall be provided to Walmart upon reasonable request.

N.	Indemnification. Notwithstanding any allegation that Walmart was negligent or otherwise at fault, and in accordance with Section 16 of the Agreement, MoneyGram shall indemnify, defend, and hold harmless Walmart for and from any Claims, and reimburse Walmart for or bear any Costs, related to any Data Incident or MoneyGram’s noncompliance with this Addendum, except to the extent it is determined by a final adjudication of a court of competent jurisdiction that the Claim resulted from the sole negligence or sole fault of Walmart.

O.	Termination. Walmart may terminate any contract or engagement between the Parties, including the Agreement, in the event: (i) of a Data Incident that Walmart determines is likely to have a substantial adverse impact on Walmart’s relationship with its customers or associates or may otherwise substantially harm its reputation; (ii) of a material violation of this Addendum by MoneyGram, including any violation of Section G; (iii) of any material misrepresentation made in connection with any Security Review, assessment, or other process described in Sections G or K; or (iv) that MoneyGram or a third party reviewed pursuant to Section G fails to timely or effectively remediate material adverse findings from a Security Review, assessment, or other process described in Sections G or K, as applicable. This Section O in no way limits any termination rights provided under the Agreement.

P.	Secure Return or Disposition; Termination of Access.

1.	MoneyGram shall return or dispose of Walmart Information in its possession, custody, or control: (i) if no longer needed for Walmart’s business or legal purposes or upon termination of the Agreement to which this Addendum is appended, whichever is longer; or (ii) upon Walmart’s direction which may be given at any time.

2.	Notwithstanding the foregoing, MoneyGram will be permitted to retain: (i) Walmart Information for a longer period if such retention is strictly necessary to meet MoneyGram’s legal compliance obligations, is done pursuant to MoneyGram’s fully implemented and documented records management program, and is limited to the minimum Walmart Information and minimum retention period needed to meet these obligations; and (ii) backup media containing Walmart Information for so long as is permitted by MoneyGram’s fully implemented and documented records management program, which retention shall not be indefinite and shall not exceed industry standards.

3.	Any disposal of Walmart Information must ensure that Walmart Information is rendered permanently unreadable and unrecoverable.

4.	To the extent MoneyGram accesses or has contact with Walmart systems, MoneyGram must ensure that such access is discontinued upon termination of the Agreement.

5.	Upon reasonable notice and if requested by Walmart, MoneyGram shall provide Walmart with a certification by an officer attesting to MoneyGram’s compliance with this Section P.

Q.	Survival. Section N and Section P.5 will survive termination of this Addendum and the Agreement. The remaining provisions of this Addendum will survive until such time as MoneyGram has fully complied with the provisions of Section P.

R.	Interpretation. The terms of this Addendum are to be construed to permit compliance with the Parties’ legal obligations with respect to Walmart Information. This Addendum supersedes any inconsistent provisions contained in prior oral or written agreements between the Parties, including the Agreement, that are relevant to the subject matter of this Addendum. Notwithstanding the foregoing, provisions in prior agreements between the Parties that impose additional or more stringent obligations than this Addendum with respect to Walmart Information will remain in force. The underlined headings in this Addendum are for convenience only and will not affect the interpretation of this Addendum.

Attachment M

CO-BRANDED WEBSITE ADDENDUM

THIS CO-BRANDED WEBSITE ADDENDUM (this “Addendum”), is attached to and a part of that Amended and Restated Master Trust Agreement effective February 1, 2016 between the Parties (the “Agreement”).

RECITALS

WHEREAS, MoneyGram is a provider of money transfer services, including without limitation, through MoneyGram’s website located at the Uniform Resource Locator (“URL”) www.moneygram.com and its subdomains (the “MoneyGram Site”);

WHEREAS, Walmart, owns and operates the Internet-based retail website located at the URL www.Walmart.com and its subdomains (the “Walmart.com Site”);

WHEREAS, the Parties wish to maintain a co-branded website accessible from the Walmart.com Site through which MoneyGram can provide Walmart.com Site users with Co-Branded MT Services (the “Co-branded Site”);

NOW, THEREFORE, the Parties agree that this Addendum supplements the Agreement to add the following:

1.	Relation to Agreement.

(a) Except as provided in Sections 1(b) and 1(c) of this Addendum, this Addendum shall be subject to the terms and conditions of the Agreement, and (i) all references in the Agreement to the “Agreement” shall be deemed to include this Addendum; and (ii) all references in the Agreement to the “Services” shall include the Co-branded MT Services. In the event of any conflict between the terms of this Addendum and the terms of the Agreement, the terms of this Addendum shall apply.

(b) Notwithstanding any provision of the Agreement to the contrary, the Parties agree that Walmart is not authorized to act as, and shall not act as, MoneyGram’s agent or authorized delegate for purposes of the Co-branded MT Services. Accordingly, all references in the Agreement to Walmart acting as an agent or an authorized delegate for MoneyGram shall not apply to this Addendum or the Co-branded MT Services.

(c) In addition, and notwithstanding the generality of Section 1(b) of this Addendum, the following provisions of the Agreement shall not apply to this Addendum or the Co-branded MT Services: Sections 1(b), 1(c) (except for the definition of “Agent Location” therein), 2, 3(a)(i), 3(b), 3(c), 3(d), 3(e), 3(f), 5, 10, 14, and 17.

2.	Definitions.

Capitalized terms used and not otherwise defined herein have the meaning provided in the Agreement.

CONFIDENTIAL

“ACH Service” shall mean the Co-Branded MT Services funded through the use of the customer’s bank account through an Automated Clearing House (“ACH”) transaction.

“Addendum” has the meaning provided in the introductory paragraph.

“CAN-SPAM” has the meaning provided in Section 11(c).

“Co-branded Customer” shall mean any customer that has made a Transaction through the Co-branded Site.

“Co-branded Privacy Policy” has the meaning provided in Section 5(a).

“Co-Branded MT Services” shall have the meaning provided in Section 3(b)(i).

“Co-branded Site” has the meaning provided in the Recitals.

“Commission Report” has the meaning provided in Section 13(e).

“Completed Transaction” shall mean a valid, fully funded and disbursed Transaction by a Co-branded Customer.

“COPPA” has the meaning provided in Section 11(c).

“Customer Fee” shall mean the service fee charged to Co-branded Customers for each Transaction.

“Customer Information” has the meaning provided in Section 5(c).

“Deliverables” has the meaning provided in Section 3(a).

“Flash Cookies” means (i) cookies that retrieve and reactivate traditional cookies that have been deleted by a user and/or (ii) cookies that are stored outside the web browser’s control and do not directly allow users to control them.

“Gross Customer Fee” has the meaning provided in Section 13(a).

“Links” has the meaning provided in Section 3(a).

“Marketing Amount” has the meaning provided in Section 13(f).

“Marketing Fund” has the meaning provided in Section 13(f).

“MoneyGram Content” has the meaning provided in Section 6(b).

“MoneyGram Customer” shall mean any customer that has made a transaction through the MoneyGram Site.

“MoneyGram Location” shall mean any location that serves as MoneyGram’s authorized agent and delegate, including any Agent Location.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

2

“MoneyGram Services” has the meaning provided in Section 3(a).

“MoneyGram Site” has the meaning provided in the Recitals.

“MoneyGram Technology” has the meaning provided in Section 6(d).

“Net Customer Fee” has the meaning provided in Section 13(a).

“Non-Transactional Emails” shall mean any emails to Co-branded Customers that do not relate to a specific Transaction initiated by the customer, including without limitation, any emails related to marketing, promotions or special offers.

“Offers” has the meaning provided in Section 4(b).

“PII” has the meaning provided in Section 5(c).

“Standard Pickup Time” has the meaning provided in Section 4(a).

“Standard Service” shall mean Co-Branded MT Services funded by a credit card or debit card approved by MoneyGram.

“Transaction” shall mean a transaction by a Co-branded Customer using the Co-Branded MT Services.

“Transaction Amount” shall mean the amount in U.S. dollars transferred by a Co-branded Customer pursuant to a Transaction, excluding the amount of any Customer Fee.

“Transaction Costs” has the meaning provided in Section 13(a).

“Transactional Emails” shall mean emails related to a specific Transaction initiated by the customer (e.g., emails confirming the completion of a Transaction).

“URL” has the meaning provided in the Recitals.

“Walmart Commission” has the meaning provided in Section 13(a).

“Walmart Content” has the meaning provided in Section 6(a).

“Walmart Privacy Policy” has the meaning provided in Section 11(b).

“Walmart.com Site” has the meaning provided in the Recitals.

“Walmart Technology” has the meaning provided in Section 6(c).

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

3

3.	Co-branded Site; Links to the Co-branded Site.

(a) MoneyGram shall develop, host, maintain and operate the Co-branded Site (the “MoneyGram Services”) in accordance with the specifications set forth in Exhibit A and any Statement of Work, that will be accessible to Walmart.com Site users through links on the Walmart.com Site (the “Links”). MoneyGram shall provide the deliverables set forth in Exhibit A (the “Deliverables”) to Walmart for review and approval in accordance with the timeline set forth in Exhibit A.

(b) MoneyGram shall:

(i) provide products and services approved in writing by Walmart through the Co-branded Site, including without limitation, money transfer services initiated at the Co-branded Site to any MoneyGram Location (collectively, the “Co-Branded MT Services”);

(ii) provide customer service to users of the Co-branded Site 24 hours a day, 7 days a week; and

(iii) comply with the Service Level Agreement, Attachment I of the Agreement, and the Information Security Addendum, Attachment L of the Agreement.

MoneyGram shall obtain Walmart’s written approval (which in this case shall include email) of the Co-branded Site and all pages and content therein prior to any launch of any updates to the Co-branded Site. The Co-branded Site shall not contain any links to the MoneyGram Site or any third party website or direct any users to the MoneyGram Site or any third party website. MoneyGram shall not offer any products or services on the Co-branded Site without Walmart’s prior written consent. MoneyGram shall use commercially reasonable efforts to upgrade the Co-Branded Site to the new MoneyGram .NXT platform no later than April 30, 2016. Walmart shall approve in writing (which in this case shall include email) any material changes to the template for each type of Transactional Email prior to the implementation of such changes. MoneyGram may make changes to the Co-branded Site without Walmart’s prior written consent (i) to comply with any Applicable Law or maintain the security of the Co-branded Site, provided that if any such change is a material change, MoneyGram shall provide Walmart with prior written notice of such change and if prior notice of such change is not possible, then MoneyGram shall provide Walmart with written notice of such change as soon as reasonably possible, and (ii) if such changes are not material changes to the content or functionality of the Co-branded Site (e.g., changes to fix errors in copy or functionality).

(c) Walmart shall place a Link or Links on the Walmart.com Site in Walmart’s sole discretion. Walmart shall have sole control of the Walmart.com Site and all content therein and may suspend or remove any Link or Links at any time in its reasonable discretion; provided that, the parties agree that any such removal shall be deemed reasonable if made in response to MoneyGram’s breach of the Service Level Agreement applicable to the Co-branded Site. Walmart may request that MoneyGram suspend the accessibility of the Co-branded Site and/or remove any content from the Co-branded Site at any time upon Walmart’s reasonable written request and MoneyGram shall suspend the accessibility of the Co-branded Site and/or remove such content as soon as reasonably possible, not to exceed 48 hours from the receipt of such request; provided, however, that if MoneyGram is unable to suspend the accessibility of the Co-branded Site or remove content within 48 hours of receipt of a request from Walmart, MoneyGram shall notify Walmart and shall use commercially reasonable efforts to suspend the

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

4

accessibility of the Co-branded Site or remove such consent as soon as possible; further provided that, the parties agree that any request by Walmart to suspend the accessibility of the Co-branded Site shall be deemed reasonable if made in response to MoneyGram’s breach of the Service Level Addendum. Except as provided in Section 10, nothing in this Addendum shall restrict Walmart from providing any product or service through the Walmart.com Site.

(d) MoneyGram agrees that it shall be solely responsible for (i) the operation and maintenance of the Co-branded Site, (ii) any Transactions taking place on the Co-branded Site, (ii) products and services on the Co-branded Site, (iii) technical operation of the Co-branded and all related equipment, (iv) posting on the Co-branded Site any notices or policies require to be posted on the Co-branded Site under any Applicable Law, (v) all costs associated with the Co-branded Site and the Co-Branded MT Services and (vi) using commercially reasonable efforts to prevent fraudulent Transactions through the Co-branded Site, provided that all such efforts shall equal or exceed the efforts taken to prevent fraud on the MoneyGram Site. MoneyGram shall ensure the accuracy and appropriateness of materials posted on the Co-branded Site (excluding the Walmart Content). Notwithstanding the foregoing, MoneyGram shall not be responsible for any Link or Links placed on the Walmart.com Site by Walmart pursuant to Section 3(c), or for the operation or maintenance thereof.

(e) MoneyGram will be solely responsible for all aspects of Transaction processing on the Co-branded Site, including without limitation, whether to complete any proposed Transaction placed by customers through the Co-branded Site. MoneyGram shall determine whether a proposed Transaction complies with Applicable Law and MoneyGram reserves the right to reject any Transaction that does not comply with any requirements that it periodically may establish for Transactions through the MoneyGram Site; provided that MoneyGram shall not require users of the Co-branded Site to comply with any additional requirements not applied by MoneyGram to users of the MoneyGram Site. Walmart shall have no liabilities or obligations related to the Co-Branded MT Services.

(f) MoneyGram shall be solely responsible for providing all customer support regarding the Co-Branded MT Services and any products offered on the Co-branded Site. Walmart may refer any customer inquiries regarding such products or services to the customer service area provided by MoneyGram and as specified on the Co-branded Site.

4.	Co-Branded MT Services, Offers and Marketing to Customers.

(a) If a Co-branded Customer elects to use the ACH Service, or the Standard Service, its recipients shall be able to pick up the transferred funds at any MoneyGram Location within [*] (or less) of the time the Transaction is completed by the Co-branded Customer on the Co-branded Site (the “Standard Pickup Time”); provided that in no event shall the Standard Pickup Time be any longer than [*].

(b) Upon completion of any additional development necessary to accommodate the following, all rewards and value programs and special offers and promotions (collectively, the “Offers”) offered by MoneyGram on the MoneyGram Site for the same or similar products or services offered on the Co-branded Site may be offered through the Co-branded Site unless otherwise specified by Walmart. MoneyGram shall provide Walmart with prior written notice of any such Offers, and MoneyGram shall obtain Walmart’s written approval (which in this case may include email) for any Offer to be made through the Co-branded Site or to Co-branded Customers (as defined herein) prior to making such Offer

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

5

available through the Co-branded Site or to Co-branded Customers. MoneyGram agrees to use commercially reasonable efforts to complete any development required to integrate the MoneyGram Rewards program into the Co-branded Site.

(c) [Reserved].

(d) [Reserved].

(e) Except as set forth in this Addendum, neither Party shall bid on keywords or phrases containing the other Party’s trademarks without the prior written agreement of the other Party. If either Party (the “Non-Bidding Party”) gives notice to the other Party (the “Bidding Party”), which notice may be by email, that the Bidding Party is bidding on such keywords or phrases containing the Non-Bidding Party’s trademarks, the Bidding Party will use commercially reasonable efforts to cancel such bids within three (3) business days. Notwithstanding the foregoing, Walmart shall be responsible for all online marketing activities related to Co-branded Site; provided that all such online marketing activities related to the Co-branded Site, as well as the associated marketing budget, must be mutually agreed upon by the Parties in advance of such activities occurring. Walmart may utilize a marketing pixel, a.k.a. page tag, on http://walmart.moneygram.com to optimize and report on paid search and targeting campaigns.

(f) Each Party may only promote and advertise the Co-branded Site as specifically approved in writing by the other Party (which may include email). MoneyGram may not provide any marketing materials, emails or other communications to Co-branded Customers for products or services not available through the Co-branded Site (unless such Co-branded Customers are already or become MoneyGram Customers). MoneyGram shall not send any Non-Transactional Emails to any Co-branded Customers (unless such Co-branded Customers are already or become MoneyGram Customers) without Walmart’s prior written consent (which may include email). For clarity, nothing in this Addendum shall be deemed to prohibit, delay or otherwise interfere with MoneyGram’s ability to communicate with MoneyGram Customers.

(g) MoneyGram shall not use Flash Cookies on or in connection with the Co-branded Site, including without limitation, for marketing purposes; provided that, notwithstanding the foregoing, MoneyGram may use Flash Cookies in anti-fraud technology used in connection with the Co-Branded MT Services or MoneyGram Services.

5.	Customer Information and Privacy Policy.

(a) MoneyGram shall post a privacy policy on the Co-branded Site (the “Co-branded Privacy Policy”) and shall comply with the terms of such Co-branded Privacy Policy. MoneyGram agrees that any information obtained by MoneyGram through the Co-branded Site (including without limitation, customer personal information) shall only be used by MoneyGram in accordance with the Co-branded Privacy Policy posted on the Co-branded Site. MoneyGram shall notify Walmart of any changes to the Co-branded Privacy Policy via email and shall not post such revised Co-branded Privacy Policy to the Co-branded Site without Walmart’s prior written consent, not to be unreasonably withheld, delayed or conditioned, and provided that the foregoing shall not preclude MoneyGram from posting any changes it believes are necessary to comply with Applicable Law.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

6

(b) MoneyGram shall not target communications of any kind to any user of the Co-branded Site on the basis of the intended recipient being a Walmart user.

(c) [Reserved].

(d) MoneyGram shall only use, maintain and disclose personally identifiable information (“PII”) and other customer information collected in connection with the Co-branded Site (together, with PII, the “Customer Information”) in compliance with Applicable Law and in accordance with the Co-branded Privacy Policy. MoneyGram will ensure that persons to whom it transfers Customer Information in connection with providing the Co-Branded MT Services will use, maintain or disclose such information only in accordance with Applicable Law, the Co-branded Privacy Policy and the terms of this Addendum. MoneyGram will be responsible for compliance with the provisions of this Section 5 with respect to any third party to whom Customer Information is transferred, other than to Walmart. MoneyGram shall only use the Customer Information to perform the Co-Branded MT Services and as otherwise specifically permitted by this Addendum and expect as specifically permitted herein, MoneyGram shall not use, copy, sell, transfer, publish, disclose, display, or otherwise make available Customer Information.

(e) The Parties recognize that the Co-branded Customers are customers of both Walmart and MoneyGram. Notwithstanding the foregoing, MoneyGram owns, to the extent permitted by Applicable Law, the identification information provided by the Co-branded Customers on the Co-branded Site (including without limitation, names, addresses and email addresses). And MoneyGram shall have no obligation to disclose, and Walmart shall have no ownership interest in, any information contained in the Customer Information which information MoneyGram reasonably believes in good faith falls within the definition of a “consumer report” as set forth in the Fair Credit Reporting Act.

(f) MoneyGram shall transfer all Customer Information set forth in Section 7 of Exhibit A to Walmart in the aggregate format described in Section 7 of Exhibit A.

6.	Licenses and Ownership.

(a) Walmart hereby grants to MoneyGram, for the term of this Addendum, a non-exclusive, royalty free, limited license, without the right to sublicense or assign, to utilize the Walmart trademarks, logos, name and other content specifically provided by Walmart to MoneyGram for use on the Co-branded Site (collectively, “Walmart Content”), subject in all cases to Walmart’s right to approve the Co-branded Site. MoneyGram acknowledges and agrees that Walmart and its Affiliates shall retain all legal right, title and interest in and to the Walmart Content, and the Walmart Content is protected by patent, copyright and trademark laws. All goodwill associated with the use of the Walmart Content shall inure to Walmart. Except as expressly provided in this Addendum, Walmart Content may not be used, copied, reproduced, modified, published, uploaded, posted, transmitted, or distributed in any way.

(b) MoneyGram hereby grants to Walmart for the term of this Addendum, a non-exclusive, royalty free, limited license, without the right to assign, to utilize MoneyGram’s trademarks, logos and name (collectively, “MoneyGram Content”) in connection with the Links and any marketing or promotion of the Co-branded Site or the Co-Branded MT Services. As between the Parties, MoneyGram shall own all MoneyGram Content. All goodwill associated with the use of the MoneyGram Content shall inure to MoneyGram. Except as expressly provided in this Addendum, MoneyGram Content may not be used, copied, reproduced, modified, published, uploaded, posted, transmitted, or distributed in any way.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

7

(c) Walmart and its Affiliates shall own exclusively: (i) any and all technology owned by Walmart or any of its Affiliates at the time that such technology is provided for use in establishing, developing or administering the Co-branded Site (the “Walmart Technology”; (ii) any and all changes or other modifications made by Walmart or any of its Affiliates to the Walmart Technology; and (iii) any and all new technology created by Walmart or any of its Affiliates in connection with establishing, developing or administering the Co-branded Site.

(d) MoneyGram and its Affiliates shall own exclusively: (i) any and all technology owned by MoneyGram or any of its Affiliates at the time that such technology is used in establishing, developing or administering the Co-branded Site (the “MoneyGram Technology”); (ii) any and all changes or other modifications made by MoneyGram or any of its Affiliates to the MoneyGram Technology; and (iii) any and all new technology created by MoneyGram or any of its Affiliates in connection with establishing, developing or administering the Co-branded Site.

7. Joint Development. The Parties shall not be obligated to jointly develop any technology in connection with the Co-branded Site and agree that the Co-branded Site is not jointly developed. If the Parties, in their sole discretion, determine to jointly develop technology, the Parties shall enter into a written agreement confirming the scope of such joint development efforts and the respective rights of the Parties in any jointly developed technology, including without limitation, ownership of the intellectual property in any ideas, technology, designs, know-how, or processes jointly developed. No Party shall file or attempt to file any application for a patent, or register or attempt to register any mark or copyright, or claim any proprietary right or interest in any jointly developed technology without the prior written approval of the all Parties involved in such joint development. For purposes of this Section, technology shall not be considered jointly developed unless all of the Parties that are involved in such joint development expressly agree in advance in writing that such technology will be jointly developed by them and the respective rights of the Parties in such jointly developed technology are set out in such agreement.

8.	[Reserved].

9.	Acceptance. The terms governing the acceptance of any Deliverables shall be set forth in the applicable Statement of Work.

10. Competitive Services Retained by Walmart. MoneyGram shall perform the MoneyGram Services for Walmart on a nonexclusive basis and nothing in this Addendum will limit Walmart’s right to (i) contract with other providers; or (ii) develop or acquire materials or programs that are similar to, or competitive with, the Co-Branded MT Services or MoneyGram Services. Walmart makes no projections about the quantity of MoneyGram Services or Co-Branded MT Services nor provides any minimum amount of business to MoneyGram under this Addendum, and MoneyGram may not rely in any way on any past or perceived projections or expectations of work from Walmart. Walmart shall not have any responsibility or liability in connection with any act or expenditure, including expenditures for equipment, materials, supplies, hiring or capital, by MoneyGram because of any actual or perceived projections or expectations as to work.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

8

11.	Compliance With Policies, Rules and Regulations.

(a) [Reserved].

(b) In addition to MoneyGram’s other compliance obligations set forth in this Addendum, in connection with the Co-branded Site, the Co-Branded MT Services, the MoneyGram Services and this Addendum, MoneyGram shall comply with Walmart’s applicable privacy policies that are made available to MoneyGram at http://Walmart.comstores.com/9243.aspx (the “Walmart Privacy Policy”) for which Walmart will inform MoneyGram in writing of any material changes, and all applicable FTC, state, IAB and NAI standards, including, without limitation:

•	Section 5 of the FTC Act; the FTC’s Principles for the Self-Regulation of Online Behavioral Advertising (available at http://www.ftc.gov/os/2009/02/P085400behavad_report.pdf),

•	the ANA/AAA/CBBBDMA/IAB Self-Regulatory Principles for Online Behavioral Advertising (available at http://www.thedma.org/government/ven-principles%2007-01-09%20FINAL.pdf), and

•	the NAI Principles Code of Conduct (available at http://www.networkadvertising.org/networks/2008%20NAI%20_Principles_final%20for%20Website.pdf), as those and other standards relating to behavioral advertising may be amended from time to time, and as they relate to online advertising practices and such other service levels as required from time to time by Walmart during the term of Agreement.

Walmart reserves all rights to the data provided by Walmart to MoneyGram and any data resulting from same.

(c) MoneyGram agrees to comply with all Applicable Law (both from the United States, as well as the rest of the world where applicable) to which it may be subject, including without limitation, laws concerning consumer data privacy, the transfer of funds, money order licensing, the prohibition of money laundering and laws otherwise related to the conduct of its business. In addition, MoneyGram agrees to act in compliance with (i) all applicable federal, state and local laws and regulations, including without limitation, the CAN-SPAM Act of 2003 (“CAN-SPAM”) and the Children’s Online Privacy and Protection Act of 1998 (“COPPA”) and (ii) all applicable industry standards concerning privacy, data protection, confidentiality of information security, including without limitation, the Payment Card Industry (PCI) Data Security Standard.

12.	Personnel.

(a) MoneyGram shall, at MoneyGram’s expense, (i) obtain all necessary permits, documentation, registrations, certifications or licenses that may be required (including without limitation, visas and green cards or any other document required to legally reside and work in the country the services are being performed), and (ii) ensure that all MoneyGram personnel and approved subcontract personnel will be properly registered, documented, licensed and/or certified.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

9

(b) Walmart acknowledges that, for some MoneyGram Services MoneyGram may desire to contract with subcontractors. Prior to performing any of MoneyGram’s MoneyGram Services, each subcontractor will execute a written agreement with MoneyGram containing confidentiality protections at least as protective as those in this Addendum. MoneyGram will (i) assure that any subcontractor complies with the requirements imposed upon MoneyGram pursuant to this Addendum to the extent that the subcontractor performs MoneyGram Services or Co-Branded MT Services on behalf of MoneyGram, and (ii) remain primarily liable for such MoneyGram Services or Co-Branded MT Services performed by the subcontractor and for any act or omission of the subcontractor.

13.	Payment, Taxes and Reporting.

(a) In exchange for placing the Links on the Walmart.com Site and any other actions taken by Walmart pursuant to this Addendum, MoneyGram will pay Walmart a commission for each Completed Transaction by a Co-branded Customer (the “Walmart Commission”) as follows: [*]. In the event Walmart is able to assume full responsibility for funding and payment authentication/authorization, the Walmart Commission under this Section for each Completed Transaction by a Co-branded Customer shall be [*].

(b) If any Transaction is subsequently canceled for any reason (including without limitation for fraud, insufficient funds or cancellation by customer) and no fees are received or retained (as applicable) by MoneyGram from the customer, no Walmart Commission shall be payable thereon, provided that such cancellation must occur within 30 (thirty) days of the date that the Transaction is fully funded. To the extent MoneyGram has paid any Walmart Commission on any Transaction that is later canceled pursuant to the timeframe set forth in the foregoing sentence, MoneyGram shall deduct the amount of Walmart Commission applicable to such cancelled Transaction from Walmart Commission payments subsequently payable to Walmart, and will provide Walmart with documentation evidencing such cancellations as part of the Commission Report (as defined below). If the amount of such payments is not sufficient to cover the refund of the applicable Walmart Commission, Walmart shall pay MoneyGram the deficiency.

(c) Within fifteen (15) days after the end of each calendar month, MoneyGram shall pay to Walmart the Walmart Commission due for such calendar month at the account designated by Walmart. Such payments shall be made to Walmart by MoneyGram’s initiation of an Automated Clearing House (ACH) credit to Walmart at the bank accounts provided in writing by Walmart to MoneyGram (which may be provided by email).

(d) If MoneyGram is required to pay or collect any federal, state, local, value-added, goods-and-services or any other similar taxes or duties related to or arising from the Co-Branded MT Services or MoneyGram Services provided under this Addendum, MoneyGram shall be solely responsible for such taxes and/or duties and MoneyGram shall pay all such taxes when due; provided, however, that MoneyGram shall not be required to pay any taxes based on Walmart’s net income.

(e) MoneyGram will calculate the amount of Walmart Commissions earned during each calendar month, and will deliver with each payment of Walmart Commission a commission calculation report (the “Commission Report”) which shall describe the calculation of the Walmart Commission for the calendar month and include the information set forth in Section 6 of Exhibit A. In addition, MoneyGram shall provide Walmart with the information set forth in Section 6 of Exhibit A on a daily, weekly and monthly basis in the format specified by Walmart by email.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

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(f) During the term of this Addendum, each Party shall allocate an amount equal to [*] (the “Marketing Amount”) [*] for placement in a marketing fund for the promotion of the Co-branded Site (the “Marketing Fund”). For example, if [*], each Party shall be required to place [*] in the Marketing Fund. The Marketing Fund shall be controlled by MoneyGram and the funds therein shall be used as mutually agreed by the Parties for the promotion and marketing of the Co-branded Site and Co-Branded MT Services. Within fifteen (15) days after the end of each calendar month, MoneyGram shall allocate the Marketing Amount for Transactions completed in such calendar month to the Marketing Fund. MoneyGram shall provide Walmart with monthly reports on the Marketing Fund, which shall include without limitation, the balance of such account at the beginning and end of such month and a summary of account activity, including amounts spent for specific marketing in such month. If any amounts remain in the Marketing Fund upon termination of this Addendum, MoneyGram shall transfer such amount to Walmart on the effective date of termination.

14.	Term and Termination.

(a) Subject to the termination rights specified below, this Addendum shall become effective as of the Effective Date and shall continue until the expiration or termination of the Agreement.

(b) [Reserved].

(c) [Reserved].

(d) If a Party breaches any provision of this Addendum and fails to remedy such breach within thirty (30) days of receipt of written notice from the non-breaching party, the non-breaching party may terminate this Addendum upon written notice. Termination of this Addendum under this Section shall not result in the termination of the Agreement, and does not limit either Party from pursuing any other remedies available to such Party, including, but not limited to, injunctive relief.

(e) [Reserved].

(f) In the event of any termination or expiration of this Addendum for any reason, all provisions of this Addendum whose meaning requires them to survive shall survive the expiration or termination of this Addendum.

(g) Upon termination of this Addendum for any reason, MoneyGram shall pay Walmart all Walmart Commissions for Transactions occurring prior to termination. Upon the effective date of any termination, MoneyGram shall immediately cease all use of Walmart Content. MoneyGram may continue to provide services to Co-branded Customers through the MoneyGram Website, provided that MoneyGram shall (i) send an email (pre-approved by Walmart in writing), to Co-branded Customers explaining the termination of the Co-branded Site and (ii) take such other actions reasonably requested by Walmart with respect to such transition. Except for this email, MoneyGram shall not market MoneyGram Services to Co-branded Customers; provided, however, that the foregoing is not intended to limit MoneyGram’s rights in any way to market to MoneyGram Customers.

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

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15.	[Reserved].

16.	[Reserved].

CONFIDENTIAL

[*] Please refer to footnote on page 1 of this Exhibit 10.1.

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EXHIBIT A

SPECIFICATIONS

HIGH LEVEL REQUIREMENTS

SITE AND USER EXPERIENCE

1.	Functionality and Services – In general, the functionality provided on the existing MoneyGram Site should be provided by MoneyGram on the Co-branded Site, including, without limitation, the flow for money transfers as well as the customer account interface.

a.	MoneyGram shall provide the flexibility to turn off certain services available on the Co-branded Site so that Walmart has the discretion to not offer certain services provided by MoneyGram.

b.	The Co-branded Site shall contain functionality for a Wal-Mart agent locator, a unique agent ID, an online Customer Fee estimator, and unique program terms and conditions specified by Walmart.

c.	The ACH Service Transactions may only be funded through the customer’s use of the customer’s bank account and shall be an ACH transaction. The recipient of the ACH Service may pick up their funds at a MoneyGram Location after the reference number has been generated by MoneyGram.

d.	The Standard Service Transactions may only be funded by a credit card or debit card. The recipient of a Standard Service Transaction may pick up their funds at a MoneyGram Location after the reference number has been generated by MoneyGram.

e.	[Reserved].

2.	Co-branded Site Experience

a.	MoneyGram shall develop the Co-branded Site in accordance with the style guides provided by Walmart. Walmart’s co-branding guidelines require the Co-branded Site experience to mirror the look and feel of the Walmart brand in terms of color palettes, buttons, fonts etc. in the overall customer experience. The exact requirements of co-branding will be determined by taking into account Walmart co-branding guidelines as well as resource/technology constraints at MoneyGram’s end to support co-branding and the time to market.

b.	Customers shall also be permitted to navigate to the Co-branded Site independent of the Walmart.com Site (e.g. via search engines, typing in the URL of the website in the browser or via marketing/customer support emails).

c.	While on the Co-branded Site, all pages/links within the flow will be co-branded, unless the customer specifically clicks on an external link. No external links shall be placed on the Co-branded Site unless approved in writing by Walmart. For example, links like “help” and “privacy policy” will also be co-branded.

Exhibit A-1

d.	A link that redirects the consumer to the Walmart MoneyCenter will be included on the Co-branded Site. The terms and conditions, FAQs, and disclaimers on the Co-branded Site shall be approved by Walmart in writing prior to any posting to the Co-branded Site.

e.	[Reserved].

f.	MoneyGram will track site metrics for the Co-branded Site requested by Walmart using industry standard site analytics tools and share those with Walmart in the format requested by Walmart.

3.	[Reserved].

4.	Domain Requirements – In keeping with the Walmart Information Security policy, the domain of the customer facing Co-branded Site will be Walmart.com. For example, the URL of the Co-branded Site could be xxx.XYZ.Walmart.com which will be the URL that customers will access online. MoneyGram will host the Co-branded Site on its infrastructure, which implies that it will have a different URL such as www.ZZZ.moneygram.com. The URL redirect from www.ZZZ.moneygram.com to the www.XYZ.Walmart.com will be accomplished in the following way: the Walmart technology team will provide appropriate SSL certificates to the MoneyGram technology team.

5.	Language Support – The Co-branded Site should support multiple languages on par with the languages supported on the MoneyGram Site. If additional languages are supported on the MoneyGram Site after the Launch Date, such languages shall be supported on the Co-branded Site.

REPORTING AND PAYMENT

6.	Reporting – MoneyGram will provide Walmart with certain reporting relating to the Transactions. Such reporting shall be provided in excel format via email to a predefined distribution list. MoneyGram shall provide Walmart with the following reporting based on the applicable frequency noted:

Reports to be provided on a daily basis:

•	Total Transaction Amounts (as defined in the Agreement) of Transactions

•	Total number of Transactions

Reports to be provided on a weekly basis (based on Saturday – Friday week):

•	Estimated total Walmart Commission as a dollar value

Reports to be provided on a monthly basis (based on a calendar month):

•	Total number of user visits to Co-branded Site

•	Percentage of customer visits to the Co-branded Site that performed Transactions

•	Percentage of Transactions by tender type (e.g., ACH, credit, debit)

•	Average Transaction Amount as a dollar value

•	Average Customer Fee for each Transaction on the Co-branded Site as a dollar value

Exhibit A-2

•	Top 5 receive Walmart Stores DMAs as measured as a percentage of total Transaction volume, if applicable

•	Total Customer Fees as a dollar value

•	The number of cancelled Transactions, the dollar amount of cancelled Transactions, any amounts deducted from Walmart Commissions due to cancelled Transactions and the reason for such cancellations

•	Date and analytics on traffic on the Co-branded Site

7.	[Reserved].

8.	Payment – MoneyGram shall accurately track the Walmart Commission due to Walmart for each Transaction.

MARKETING

9.	Loyalty programs – MoneyGram will not automatically enroll Co-branded Customers or promote any MoneyGram loyalty program on the Co-branded Site unless agreed to in writing by Walmart. If MoneyGram has or adds a loyalty program to its own platform, this feature should be suppressed on the Co-branded Site.

10.	Marketing – The Co-branded Site should automatically opt users out of any MoneyGram specific marketing. The system must identify and separate out the experience for Co-branded Customers.

CUSTOMER SERVICE

11.	Customer Service – MoneyGram will offer the full range of customer service for the Co-branded Site in line with the MoneyGram Site including service levels at least as favorable as those offered to users of the MoneyGram Site. MoneyGram shall provide customer call center support as specified in Attachment I of the Agreement.

12.	Customer Emails – All email communications to Co-branded Customers should be co-branded. All links within the emails should direct customers back to the Co-branded Site. No links to the MoneyGram Site shall be contained in any email communications to any Co-branded Customer.

Exhibit A-3